              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                             MFS TOTAL RETURN PORTFOLIO

                         TRAVELERS MANAGED INCOME PORTFOLIO

                         SMITH BARNEY MONEY MARKET PORTFOLIO
              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2002




         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio ("Portfolio(s)") for the period ended April 30, 2002./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

MFS Total Return Portfolio

Performance Update
For the six months ended April 30, 2002, the MFS Total Return Portfolio ("Portfolio") returned 5.78%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned 2.31%, the Lehman Brothers Government/Corporate Bond Index/3/ returned negative 0.99%, and the Lipper Variable Balanced Funds Average returned 2.32% for the same period/4/. Please note that past performance is not indicative of future results.

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
4 Lipper is an independent mutual fund-tracking organization. The Lipper
  Variable Balanced Funds Average return number is based on 67 funds in the Lipper Variable Balanced Funds category.


    1 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Investment Strategy
The Portfolio's primary investment objective is to offer above-average income (compared to a portfolio invested entirely in stocks), consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should be a reasonable opportunity for growth of capital and income. The Portfolio seeks to achieve its objectives by investing in a broad range of stocks and bonds of both U.S. and foreign issuers.

Market and Portfolio Review
Amid persistent volatility in the equity market, the Portfolio's defensive holdings helped performance throughout most of the period. With the exception of a strong rally for technology stocks in the last two months of 2001, the Portfolio was rewarded for focusing on companies that continued to deliver stable earnings in a weak economy and had specific catalysts improving their prospects. Consumer staples stocks such as Procter & Gamble, Gillette and Kellogg were good examples of companies that successfully navigated a challenging economic backdrop. Energy stocks such as Exxon Mobil, Devon Energy and Noble Drilling also performed well during the period. While our defensiveness paid off during the period, so did our decision to become more aggressive following the aftermath of September 11th. Sensing eventual improvement in the economy in light of aggressive rate cutting by the U.S. Federal Reserve Board ("Fed"), we wisely raised the Portfolio's weighting in more cyclically-oriented sectors such as materials. We added to several stocks that we believe have quality fundamentals, including: industrial gases supplier Praxair Inc.; paper and packaging manufacturer International Paper Co., aluminum manufacturer Alcoa Inc., and specialty chemical producer Akzo Nobel NV. All of these stocks have advanced sharply from their post-September 11th lows.

We also continue to believe that there are significant opportunities in the energy and insurance industries. In our view, energy stocks -- particularly those companies with natural gas operations -- may enjoy long-term growth due to growing demand and constrained supply. A very warm winter and the economic downturn reduced demand and negatively affected many energy companies' stock prices. However, as investors focused on the long-term positive dynamics of supply and demand, both the price of natural gas and the price of their respective stocks rose. In insurance -- particularly in the property and casualty area -- we believe pricing is key. These companies experienced significant short-term difficulties resulting from the sharp rise in claims in the wake of the September 11th tragedies. However, we think many of these companies should be able to raise prices aggressively and strongly grow earnings over the next few years.


    2 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

We increased a number of holdings in the banking industry of the financials sector -- the banking industry remained one of the Portfolio's largest industry concentrations. In our view, a number of banks were reasonably valued and represented a diversified way to take part in a future rebound in the capital markets. We have found many banks that we believe have attractive valuations, strong balance sheets and compelling dividend yields.

Utility stocks have been hurt by weak electricity prices and fallout from the Enron debacle. We've decreased the Portfolio's holdings in electric utility stocks because we think the industry has some hurdles to overcome. Nevertheless, we believe there are a few diversified utility companies that may be in excellent positions to increase their market share and to benefit from the difficulties companies such as Enron have experienced over the past year. In our view, the utility sector is entering a phase that ultimately may result in a potentially more profitable environment for the winners.

On the fixed-income side of the Portfolio, falling interest rates translated into decent returns for most fixed-income securities in the first half of the period, including those that are the main focus of the Portfolio: high-quality corporate bonds, U.S. Treasury bonds, and agency bonds. Following the tragic events of September 11th, the Fed stepped in again with four more interest rate cuts/5/ in an effort to steady the global financial markets and soften the downturn. As a result, by December of 2001, short-term interest rates had fallen to levels not seen since the early 1960s. In response, bond yields generally moved lower and their prices moved higher. In the last three months of the period, however, interest rates and bond yields grew more volatile, based on changing sentiment about the strength of the economy and the future direction of interest rates. As interest rates and bond yields started to rise in the first quarter of 2002, most of the gains from the fourth quarter of 2001 were erased, resulting in flat performance for the Portfolio's fixed-income positions.

Portfolio Outlook
At first glance, recent positioning within the Portfolio may give the appearance of some contradictions. For example, we have continued to buy defensive stocks such as those in the health care sector, primarily because many of these stocks have been sold off so severely that we believe a number of these businesses were undervalued at current stock prices. On the other hand, we have continued to buy cyclical stocks such as paper and chemicals because we believe these stocks also look attractively valued, their long-term business prospects remain strong

--------
5 Cuts made on September 17th, October 2nd, November 6th and December 11th.


    3 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders and some of them pay attractive dividends. So, while the types of businesses we have bought are very different, we bought them for the same reasons -- because we felt they were undervalued by the market. We continue to like the Portfolio's energy holdings because we think oil and natural gas prices will remain near current levels, which could bode well for future earnings. Within the financials sector, we remain confident about our holdings in insurance stocks and we feel the business fundamentals for a number of banks are improving.

Travelers Managed Income Portfolio

Performance Update
For the six months ended April 30, 2002, the Travelers Managed Income Portfolio ("Portfolio") returned negative 4.77%. In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index/6/ returned negative 0.15% for the same period. This underperformance was mainly due to our telecommunications exposure. Please note that past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. It invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage- and asset-backed securities, but may also invest to a limited extent in foreign issuers.

Market and Portfolio Overview
From the beginning of the year 2002 through April 30, telecommunications was the worst performing sector in corporate bonds and notes, generating approximately a negative return of 505 basis points/7/. This poor performance reflected investors' concerns that many companies in the sector had excess debt, which could lead to liquidity problems. Weakened financial performance and accounting and SEC investigations at a few of the leading companies in the industry, notably Qwest and WorldCom Group, also contributed to the sector's underperformance. We believe that Qwest and WorldCom have the fundamental and financial strengths to survive the current crisis and will, ultimately, outperform other comparably-rated corporate bonds over the next three to six months.

--------
6 The Lehman Brothers Intermediate Government/Corporate Bond Index is a broad measure of bonds with maturities of up to ten years. Please note that an investor cannot invest directly in an index.
7 A basis point is 0.01%, or one one-hundredth of a percent.


    4 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

At the beginning of the year, most corporate bond and U.S. Treasury markets started pricing in an economic recovery. Although, overall, corporate spreads over U.S. Treasury bonds ended the quarter flat, the average corporate spread was deceiving. The Enron debacle has resulted in a bifurcation of credit pricing. Consequently, it appears that companies with clean accounting records have been trading with a tighter spread and companies with any accounting questions have been trading with a wider spread. However, we are seeing an effort by many companies to appease the markets with additional disclosure and new capitalization plans.

Market and Portfolio Outlook
The Portfolio is currently overweight in U.S. Treasury bonds as compared to the end of last year. As the economy makes its way out of recession and the market jitters dissipate, we plan to remain diligent in seeking issues that we believe have total return potential.

Smith Barney Money Market Portfolio

Performance Update
As of April 30, 2002, the Smith Barney Money Market Portfolio's ("Portfolio") seven-day current yield was 1.34%. The Portfolio's seven-day effective yield/8/ --which reflects compounding -- was 1.35%. For the six months ended April 30, 2002, the Smith Barney Money Market Portfolio returned 0.74%. Past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks maximum current income consistent with preservation of capital. Although it seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that the Portfolio will be able to maintain this stable net asset value. It is possible to lose money by investing in the Portfolio. Shares of Smith Barney Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

--------
8 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio or Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.


    5 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Market Review
Recent economic data suggests the economy is now in the early stages of recovery. The Gross Domestic Product ("GDP")/9/ rose 5.8% in the first three months of 2002 after increasing only 1.7% in the 4th quarter of 2001. The manufacturing sector, previously in contraction, has begun to replenish depleted inventories. Unremitting consumers also added to this growth by spending on clothing, durable goods and autos.

While the recovery appears evident, we believe it will be gradual in its growth for several reasons. Because consumer spending has been resilient throughout the last year and never really faltered during the recession, we feel growth will be slower in the coming quarters. Many corporations are also reluctant to invest in new plants, equipment or employees. The unemployment rate has been rising slowly and is currently at 6%. Financial profits are just beginning to recover and firms are likely to squeeze additional productivity from existing workers rather than by hiring additional staff.

At the March meeting, the Federal Open Market Committee ("FOMC")/10/ changed its outlook for rates to a neutral bias from a weakness bias in response to the improving economic picture. Although current U.S. Federal Reserve Board ("Fed") policy is "accommodating", we believe the Fed will most likely take a wait-and-see approach, gauging the strength of the recovery before they move to raise short-term interest rates.

Portfolio Review
Debt downgrades from the various rating agencies have negatively affected the liquidity of many issuers, particularly those in automotive and telecommunications industries. Corporate commercial paper issuance has generally contracted as firms have reduced their reliance on short-term funding and alternatively locked in relatively cheaper long-term financing. The Portfolio continued to purchase high-quality securities in the banking and government agency sectors, which represented over 85% of the Portfolio at the end of the period.

--------
9 The GDP is a market value of goods and services produced by labor and property in a given country.
10 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments


    6 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Over the reporting period the short-term yield curve/11/ acquired a more normal positive slope, taking into account the prospect of higher future rates. Nevertheless, we expect the Fed to be on hold with respect to rate changes until the end of the summer or longer. We plan to maintain a neutral to slightly bullish portfolio maturity until we see more concrete evidence as to the strength of the recovery.

Thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.


Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 23, 2002

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 12 through 27 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of April 30, 2002 and is subject to change.

--------
11 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


    7 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                          MFS TOTAL RETURN PORTFOLIO


 HISTORICAL PERFORMANCE


                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain   Total
Period Ended         of Period of Period Dividends Distributions Returns+
--------------------------------------------------------------------------
4/30/02               $16.08    $17.01     $0.00       $0.00       5.78%++
--------------------------------------------------------------------------
10/31/01               17.16     16.08      0.48        0.60      (0.22)
--------------------------------------------------------------------------
10/31/00               16.22     17.16      0.46        0.57      12.77
--------------------------------------------------------------------------
10/31/99               16.23     16.22      0.37        0.88       7.62
--------------------------------------------------------------------------
10/31/98               15.31     16.23      0.28        0.48      10.94
--------------------------------------------------------------------------
10/31/97               13.13     15.31      0.29        0.18      20.64
--------------------------------------------------------------------------
10/31/96               11.53     13.13      0.27        0.08      17.16
--------------------------------------------------------------------------
10/31/95                9.98     11.53      0.05        0.00      16.12
--------------------------------------------------------------------------
6/16/94* -- 10/31/94   10.00      9.98      0.00        0.00      (0.20)++
--------------------------------------------------------------------------
Total                                      $2.20       $2.79
--------------------------------------------------------------------------

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                                          5.78%
-------------------------------------------------------------------------
Year Ended 4/30/02                                                  1.07
-------------------------------------------------------------------------
Five Years Ended 4/30/02                                            9.61
-------------------------------------------------------------------------
6/16/94* through 4/30/02                                           11.33
-------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through 4/30/02                                          132.78%
-------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.


    8 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                    Growth of $10,000 Invested in Shares of
               MFS Total Return Portfolio vs. S&P 500 Index and
               Lehman Brothers Government/Corporate Bond Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002

                                     [CHART]

                                                Lehman Brothers
          MFS Total Return                   Government/Corporate
             Portfolio       S&P 500 Index        Bond Index
          ----------------   -------------   --------------------
6/16/94        10,000           10,000              10,000
10/94           9,980           10,324              10,075
10/95          11,589           13,053              11,704
10/96          13,577           16,018              12,335
10/97          16,380           21,159              13,423
10/98          18,172           25,817              14,802
10/99          19,557           32,442              14,703
10/00          22,054           36,888              15,750
10/01          22,005           27,707              18,163
4/30/02        23.278           28,347              17,984

+ Hypothetical illustration of $10,000 invested in shares of the MFS Total
  Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


   9    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                      TRAVELERS MANAGED INCOME PORTFOLIO

 HISTORICAL PERFORMANCE


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain   Total
  Period Ended         of Period of Period Dividends Distributions Returns+
  ---------------------------------------------------------------------------
  4/30/02               $12.57    $11.97     $0.00       $0.00      (4.77)%++
  ---------------------------------------------------------------------------
  10/31/01               11.58     12.57      0.55        0.00      13.50
  ---------------------------------------------------------------------------
  10/31/00               11.49     11.58      0.43        0.00       4.55
  ---------------------------------------------------------------------------
  10/31/99               11.65     11.49      0.29        0.07       1.75
  ---------------------------------------------------------------------------
  10/31/98               11.55     11.65      0.54        0.02       5.71
  ---------------------------------------------------------------------------
  10/31/97               11.06     11.55      0.49        0.00       9.19
  ---------------------------------------------------------------------------
  10/31/96               11.16     11.06      0.46        0.15       4.61
  ---------------------------------------------------------------------------
  10/31/95               10.04     11.16      0.13        0.00      12.68
  ---------------------------------------------------------------------------
  6/16/94* -- 10/31/94   10.00     10.04      0.00        0.00       0.40++
  ---------------------------------------------------------------------------
  Total                                      $2.89       $0.24
  ---------------------------------------------------------------------------

  It is the Funds' policy to distribute dividends and capital gains, if any, annually.

   AVERAGE ANNUAL TOTAL RETURNS+

  Six Months Ended 4/30/02++                                           (4.77)%
  ----------------------------------------------------------------------------
  Year Ended 4/30/02                                                    0.77
  ----------------------------------------------------------------------------
  Five Years Ended 4/30/02                                              5.38
  ----------------------------------------------------------------------------
  6/16/94* through 4/30/02                                              5.90
  ----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

  6/16/94* through 4/30/02                                             57.07%
  ---------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.

  10    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
                    Travelers Managed Income Portfolio vs.
         Lehman Brothers Intermediate Government/Corporate Bond Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002

                                     [CHART]

                                      Lehman Brothers
             Travelers Managed    Intermediate Government/
             Income Portfolio      Corporate Bond Index
             -----------------    ------------------------
6/16/1994         $10,000                 $10,000
  10/1994          10,040                  10,143
  10/1995          11,313                  13,032
  10/1996          11,835                  13,862
  10/1997          12,923                  15,154
  10/1998          13,661                  17,129
  10/1999          13,900                  17,418
  10/2000          14,533                  18,742
  10/2001          16,495                  21,411
4/30/2002          15,707                  21,379


+ Hypothetical illustration of $10,000 invested in shares of the Travelers
  Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Lehman Brothers Intermediate Government/Corporate Bond Index is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  11    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                  APRIL 30, 2002

                          MFS TOTAL RETURN PORTFOLIO
          SHARES                  SECURITY                   VALUE
          -----------------------------------------------------------
          COMMON STOCK -- 50.0%
          Aerospace -- 0.2%
           20,900   United Technologies Corp.             $ 1,466,553
          -----------------------------------------------------------
          Automotive -- 0.5%
          256,200   Delphi Corp.                            3,983,910
           30,680   Visteon Corp.                             473,699
          -----------------------------------------------------------
                                                            4,457,609
          -----------------------------------------------------------
          Banks and Credit Companies -- 3.6%
           35,600   American Express Co.                    1,459,956
          122,759   Bank of America Corp.                   8,897,572
          293,700   FleetBoston Financial Corp.            10,367,610
           56,630   PNC Financial Services Group            3,123,145
           45,600   SouthTrust Corp.                        1,216,608
           52,300   SunTrust Banks, Inc.                    3,555,354
           40,446   U.S. Bancorp                              958,570
           82,400   Wachovia Corp.                          3,134,496
          -----------------------------------------------------------
                                                           32,713,311
          -----------------------------------------------------------
          Business Machines -- 0.2%
           22,900   Hewlett-Packard Co.                       391,590
           13,200   International Business Machines Corp.   1,105,632
           66,600   Sun Microsystems, Inc. (a)                544,788
          -----------------------------------------------------------
                                                            2,042,010
          -----------------------------------------------------------
          Cellular Phones -- 1.0%
          109,040   Telephone and Data Systems Inc.         9,377,440
          -----------------------------------------------------------
          Chemicals -- 0.8%
           72,500   Air Products and Chemicals, Inc.        3,483,625
           35,500   The Dow Chemical Co.                    1,128,900
           54,400   Georgia Gulf Corp.                      1,198,432
           28,100   PPG Industries, Inc.                    1,469,911
          -----------------------------------------------------------
                                                            7,280,868
          -----------------------------------------------------------
          Communication Services -- 2.9%
            6,300   ALLTEL Corp.                              311,850
          367,700   AT&T Corp.                              4,824,224
          730,465   AT&T Wireless Services Inc. (a)         6,537,662
           62,100   BellSouth Corp.                         1,884,735
           62,100   CenturyTel, Inc.                        1,720,170
           62,724   SBC Communications Inc.                 1,948,207
          195,000   Sprint Corp. (FON Group)                3,090,750
          135,134   Verizon Communications Inc.             5,420,225
           52,000   Vodafone Group PLC                        842,400
          -----------------------------------------------------------
                                                           26,580,223
          -----------------------------------------------------------

                      See Notes to Financial Statements.


    12 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                          MFS TOTAL RETURN PORTFOLIO
         SHARES                   SECURITY                    VALUE
         -------------------------------------------------------------
         Communications Equipment -- 0.7%
         109,200   Advanced Fibre Communications, Inc. (a) $ 1,937,208
         274,200   Motorola, Inc.                            4,222,680
         -------------------------------------------------------------
                                                             6,159,888
         -------------------------------------------------------------
         Computer Software -- 0.3%
         237,500   Oracle Corp. (a)                          2,384,500
         -------------------------------------------------------------
         Construction and Agricultural Machinery -- 0.9%
         181,020   Deere & Co.                               8,102,455
         -------------------------------------------------------------
         Consumer Goods and Services -- 2.3%
         109,800   Charter Communications, Inc. (a)            899,262
          35,200   Eastman Kodak Co.                         1,133,792
          55,100   Fortune Brands, Inc.                      2,879,526
         108,300   Gillette Co.                              3,842,484
          59,800   The Kimberly-Clark Corp.                  3,894,176
          37,100   Procter & Gamble Co.                      3,348,646
          72,500   United Parcel Service, Inc.               4,352,900
         -------------------------------------------------------------
                                                            20,350,786
         -------------------------------------------------------------
         Containers and Packaging -- 0.5%
         264,000   Owens-Illinois, Inc. (a)                  4,229,280
         -------------------------------------------------------------
         Entertainment -- 1.7%
         302,108   Viacom Inc., Class B Shares (a)          14,229,287
          39,600   The Walt Disney Co.                         917,928
         -------------------------------------------------------------
                                                            15,147,215
         -------------------------------------------------------------
         Financial Institutions -- 3.0%
          21,000   Fannie Mae                                1,657,530
         128,030   Freddie Mac                               8,366,761
         204,100   Mellon Financial Corp.                    7,706,816
         114,500   Merrill Lynch & Co., Inc.                 4,802,130
          96,700   Morgan Stanley Dean Witter & Co.          4,614,524
         -------------------------------------------------------------
                                                            27,147,761
         -------------------------------------------------------------
         Food and Beverages -- 0.9%
         202,797   Archer-Daniels-Midland Co.                2,691,116
          96,200   Kellogg Co.                               3,455,504
          43,640   PepsiCo Inc.                              2,264,916
         -------------------------------------------------------------
                                                             8,411,536
         -------------------------------------------------------------
         Gaming -- 0.4%
          71,990   Harrah's Entertainment, Inc. (a)          3,539,028
         -------------------------------------------------------------
         Healthcare -- 0.3%
          54,700   HCA Inc.                                  2,614,113
         -------------------------------------------------------------


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                           MFS TOTAL RETURN PORTFOLIO
        SHARES                     SECURITY                     VALUE
        ----------------------------------------------------------------
        Housing -- 0.1%
         10,500   KB Home                                    $   523,425
        ----------------------------------------------------------------
        Insurance -- 5.3%
        304,670   Allstate Corp.                              12,107,586
         67,700   Chubb Corp.                                  5,192,590
         68,161   CIGNA Corp.                                  7,429,549
        111,140   Hartford Financial Services Group, Inc.      7,702,002
        126,100   MetLife, Inc.                                4,305,054
         75,320   Nationwide Financial Services, Inc.          3,088,120
        157,090   St. Paul Cos., Inc.                          7,824,653
        ----------------------------------------------------------------
                                                              47,649,554
        ----------------------------------------------------------------
        Manufacturing -- 0.2%
         90,000   Tyco International Ltd.                      1,660,500
        ----------------------------------------------------------------
        Metals and Minerals -- 1.1%
         35,300   Alcan Inc.                                   1,293,039
        234,800   Alcoa Inc.                                   7,990,244
         21,030   Companhia Vale do Rio Doce                     573,909
        ----------------------------------------------------------------
                                                               9,857,192
        ----------------------------------------------------------------
        Miscellaneous Capital Goods -- 0.0%
          4,400   Illinois Tool Works Inc.                       317,240
        ----------------------------------------------------------------
        Oil Production -- 9.0%
        141,930   Apache Corp.                                 8,278,777
         63,000   B.J. Services Co. (a)                        2,314,620
        125,206   BP PLC, Sponsored ADR                        6,360,465
         65,060   Cooper Cameron Corp. (a)                     3,567,890
        273,710   Devon Energy Corp.                          13,496,640
         64,417   El Paso Corp.                                2,576,680
        226,606   Exxon Mobil Corp.                            9,102,763
         34,300   Kerr-McGee Corp.                             2,051,140
        220,770   Noble Corp. (a)                              9,570,380
        289,810   Occidental Petroleum Corp.                   8,332,038
         75,900   Royal Dutch Petroleum Co., NY Shares         3,966,534
         97,000   Schlumberger Ltd.                            5,310,750
        107,300   Transocean Sedco Forex Inc.                  3,809,150
         60,500   Unocal Corp.                                 2,249,995
        ----------------------------------------------------------------
                                                              80,987,822
        ----------------------------------------------------------------
        Paper Products -- 1.1%
         11,100   Aracruz Celulose S.A., Sponsored ADR           241,425
         55,900   Bowater Inc.                                 2,665,312
        156,000   International Paper Co.                      6,463,080
         21,700   Jefferson Smurfit Group PLC, Sponsored ADR     519,281
        ----------------------------------------------------------------
                                                               9,889,098
        ----------------------------------------------------------------


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                          MFS TOTAL RETURN PORTFOLIO
        SHARES                    SECURITY                     VALUE
        ----------------------------------------------------------------
        Pharmaceuticals -- 3.0%
         37,200   Abbott Laboratories                       $ 2,006,940
        122,100   Bristol-Myers Squibb Co.                    3,516,480
          7,200   Eli Lily & Co.                                475,560
        125,300   Merck & Co., Inc.                           6,808,802
        197,600   Pfizer Inc.                                 7,182,760
         33,289   Pharmacia Corp.                             1,372,505
        108,400   Schering-Plough Corp.                       2,959,320
         51,600   Wyeth                                       2,941,200
        ---------------------------------------------------------------
                                                             27,263,567
        ---------------------------------------------------------------
        Printing and Publishing -- 0.5%
         54,800   Gannett Co., Inc.                           4,016,840
         18,700   New York Times Co., Class A Shares            870,672
        ---------------------------------------------------------------
                                                              4,887,512
        ---------------------------------------------------------------
        Radio and TV Broadcasting -- 0.6%
        197,810   Comcast Corp., Special Class A Shares (a)   5,291,417
        ---------------------------------------------------------------
        Railroads -- 0.4%
        144,700   Burlington Northern Santa Fe Corp.          3,977,803
        ---------------------------------------------------------------
        Real Estate -- 0.6%
         61,700   Equity Office Properties Trust              1,766,471
        122,000   Equity Residential Properties Trust         3,440,400
        ---------------------------------------------------------------
                                                              5,206,871
        ---------------------------------------------------------------
        Restaurants -- 0.2%
         57,600   McDonald's Corp.                            1,635,840
        ---------------------------------------------------------------
        Retail Stores -- 2.5%
        245,290   The Kroger Co. (a)                          5,585,253
         52,150   Safeway Inc. (a)                            2,187,693
        286,700   Sears, Roebuck & Co.                       15,123,425
        ---------------------------------------------------------------
                                                             22,896,371
        ---------------------------------------------------------------
        Semiconductors -- 0.2%
         72,200   Texas Instruments Inc.                      2,233,146
        ---------------------------------------------------------------
        Technology -- 0.1%
         77,900   VeriSign, Inc. (a)                            720,575
        ---------------------------------------------------------------
        Utilities - Electric and Gas -- 4.9%
        362,600   Calpine Corp. (a)                           3,988,600
         53,900   Dominion Resources, Inc.                    3,459,688
         78,800   Duke Energy Corp.                           1,948,724
         35,000   Exelon Corp.                                1,900,500
         32,900   FPL Group, Inc.                             2,088,821
        200,800   National Fuel Gas Co.                       4,783,056
        399,451   NiSource Inc.                               8,827,867


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                          MFS TOTAL RETURN PORTFOLIO
           SHARES                SECURITY                 VALUE
           ---------------------------------------------------------
           Utilities - Electric and Gas -- 4.9% (continued)
            81,700   Pinnacle West Capital Corp.       $  3,580,094
           111,900   Praxair, Inc.                        6,389,490
            15,800   Progress Energy Inc.                   819,862
            30,950   TXU Corp.                            1,684,299
            65,900   WGL Holdings Inc.                    1,785,890
           140,700   Williams Cos., Inc.                  3,274,089
           --------------------------------------------------------
                                                         44,530,980
           --------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $437,073,582)             451,533,489
           --------------------------------------------------------
           CONVERTIBLE PREFERRED STOCK -- 1.0%
           Automotive -- 0.1%
            32,300   General Motors Corp., 5.250%           928,625
           --------------------------------------------------------
           Communications Equipment -- 0.3%
            50,900   Motorola, Inc., 7.000%               2,443,200
           --------------------------------------------------------
           Containers and Packaging -- 0.0%
            12,700   Owens-Illinois Inc., 4.750%            301,625
           --------------------------------------------------------
           Publishing -- 0.4%
            78,000   Tribune Co., 2.000%                  3,445,260
           --------------------------------------------------------
           Utilities - Electric -- 0.2%
            24,800   NiSource Inc., 7.750%                1,087,232
            19,500   TXU Corp., 9.250%                      555,945
           --------------------------------------------------------
                                                          1,643,177
           --------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCK
                     (Cost -- $8,357,574)                 8,761,887
           --------------------------------------------------------
           FOREIGN COMMON STOCK -- 2.8%
           Netherlands -- 1.4%
           289,710   Akzo Nobel N.V.                     12,446,076
           --------------------------------------------------------
           Switzerland -- 0.7%
             7,890   Nestle S.A.                          1,863,454
           102,700   Novartis AG                          4,303,311
           --------------------------------------------------------
                                                          6,166,765
           --------------------------------------------------------
           United Kingdom -- 0.7%
           246,922   Diageo PLC                           3,276,564
           371,500   Reed Elsevier PLC                    3,636,374
           --------------------------------------------------------
                                                          6,912,938
           --------------------------------------------------------
                     TOTAL FOREIGN COMMON STOCK
                     (Cost -- $24,085,916)               25,525,779
           --------------------------------------------------------


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                            MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT                                  SECURITY                        VALUE
-----------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 19.8%
                      U.S. Treasury Notes:
$ 1,056,000             3.375% due 4/30/04                             $  1,059,301
  8,861,000             6.875% due 5/15/06                                9,713,180
  7,330,000             3.500% due 11/15/06                               7,060,857
 13,422,000             5.000% due 8/15/11                               13,324,489
    680,000             4.875% due 2/15/12                                  668,844
                      U.S. Treasury Bonds:
  1,637,000             11.875% due 11/15/03                              1,858,571
  5,127,000             9.875% due 11/15/15                               7,245,497
 12,692,000             6.250% due 8/15/23                               13,479,310
  6,200,000             5.375% due 2/15/31                                6,005,283
                      Federal Home Loan Mortgage Corp. (FHLMC):
  2,276,000             5.500% due 7/15/06                                2,346,759
    372,000             6.000% due 6/15/11                                  380,344
  1,181,115             6.500% due 12/1/15                                1,218,314
      1,000             6.250% due 7/15/32                                      996
                      Federal National Mortgage Association (FNMA):
  3,024,000             6.000% due 12/15/05                               3,181,308
  3,932,000             5.500% due 2/15/06                                4,060,152
  1,400,000             5.722% due 2/1/09                                 1,421,669
  7,156,000             6.625% due 11/15/10                               7,644,848
    596,967             7.000% due 7/1/15                                   623,912
  5,693,558             6.500% due 7/1/14 to 2/1/16                       5,874,248
 13,950,337             6.000% due 11/1/16 to 3/1/17                     14,147,466
  5,237,414             6.000% due 4/1/31                                 5,181,224
 10,581,869             7.500% due 10/1/29 to 1/1/32                     11,062,679
 38,471,830             6.500% due 5/1/31 to 2/1/32                      38,982,856
                      Government National Mortgage Association (GNMA):
      5,466             8.000% due 6/20/25                                    5,866
    387,146             7.000% due 10/15/25                                 402,293
  3,694,220             7.500% due 8/15/25 to 12/15/27                    3,901,082
  2,548,500             7.000% due 4/15/28 to 8/15/28                     2,640,894
  3,138,561             6.500% due 3/15/28 to 12/15/28                    3,196,476
 11,623,310             7.000% due 5/15/31 to 12/15/31                   12,018,674
-----------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $176,950,156)                178,707,392
-----------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING(b)                     SECURITY                        VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 19.2%
Aerospace -- 0.5%
  1,233,000 BBB-      Northrop Grumman Corp., 7.750% due 2/15/31          1,288,354
  3,102,000 BBB-      Raytheon Co., 6.450% due 8/15/02                    3,129,670
-----------------------------------------------------------------------------------
                                                                          4,418,024
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                                 MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Airlines -- 0.1%
$   361,936 AA+       American Airlines, Inc., Series 99-1, Class A-1,
                        6.855% due 4/15/09                                        $   374,145
    277,585 AA        Continental Airlines Inc., Series 981A, 6.648% due 9/15/17      271,013
    300,000 BB-       Jet Equipment Trust, Series 95-D, 11.440% due 11/1/14 (c)       153,000
---------------------------------------------------------------------------------------------
                                                                                      798,158
---------------------------------------------------------------------------------------------
Automotive -- 0.2%
  1,500,000 A3*       DaimlerChrysler NA Holdings, 7.750% due 5/27/03               1,555,800
---------------------------------------------------------------------------------------------
Bank/Finance -- 4.5%
  2,500,000 AAA       AIG SunAmerica Global Financing II, 7.600% due 6/15/05 (c)    2,724,915
  1,951,000 Aa3*      Bank of America Corp., 7.400% due 1/15/11                     2,103,927
                      Countrywide Home Loans, Inc.:
  2,282,000 A           6.850% due 6/15/04                                          2,403,117
  1,000,000 A           5.500% due 8/1/06                                           1,003,086
  1,500,000 AA-       Credit Suisse First Boston USA, Inc., 6.500% due 1/15/12      1,487,430
  1,978,000 A3*       Dime Bancorp Inc., Sr. Unsecured Notes, 9.000% due 12/19/02   2,051,046
                      Ford Motor Credit Co.:
  3,193,000 Aaa*        6.875% due 2/1/06                                           3,237,201
    685,000 A3*         7.875% due 6/15/10                                            710,570
  1,756,000 BBB+        7.450% due 7/16/31                                          1,659,046
                      GE Capital Corp.:
  1,232,000 AAA         7.500% due 5/15/05                                          1,346,511
  1,168,000 AAA         8.700% due 3/1/07                                           1,342,198
    429,000 AAA         8.850% due 3/1/07                                             491,758
    313,000 AAA         8.750% due 5/21/07                                            359,326
    553,000 AAA         8.500% due 7/24/08                                            634,978
  2,154,000 AAA         6.750% due 3/15/32                                          2,133,668
                      General Motors Acceptance Corp.:
  1,085,000 A2*         7.250% due 3/2/11                                           1,112,614
    657,000 A2*         8.000% due 11/1/31                                            690,782
    522,000 A         Household Finance Corp., Sr. Unsecured Notes,
                        7.875% due 3/1/07                                             559,654
  2,500,000 AAA       KFW International Finance Inc., 4.250% due 4/18/05            2,512,180
                      Lehman Brothers Holdings Inc.:
    711,000 A           Sr. Unsecured Notes, 7.750% due 1/15/05                       766,051
  2,117,000 A           Unsecured Notes, 8.250% due 6/15/07                         2,359,346
    699,000 BBB+      MidAmerican Funding LLC, 6.927% due 3/1/29                      660,823
                      Midland Funding Corp., I:
    173,171 BBB         Series C-91, 10.330% due 7/23/02                              174,704
     79,969 BBB         Series C-94, 10.330% due 7/23/02                               80,677
  1,950,000 AA-       Morgan Stanley Dean Witter & Co., 6.100% due 4/15/06          2,008,447
  1,209,000 Baa1*     Pemex Project Funding Master Trust, 9.125% due 10/13/10       1,329,900
    350,000 BBB+      TXU Eastern Funding Co., 6.150% due 5/15/02                     350,375


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                                    MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                             SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
Bank/Finance -- 4.5% (continued)
$ 1,412,000 A2*       Unicredito Italiano Capital Trust II, 9.200% Perpetual
                       Maturity (c)(d)(e)                                              $  1,620,298
  2,874,000 Aa2*      Wells Fargo Bank N.A., 7.800% due 6/15/10 (e)                       3,125,119
---------------------------------------------------------------------------------------------------
                                                                                         41,039,747
---------------------------------------------------------------------------------------------------
Building Materials -- 0.2%
  1,422,000 BBB+      Hanson PLC, 7.875% due 9/27/10                                      1,545,653
---------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 3.1%
  1,041,446 Aaa*      Bear Stearns Commercial Mortgage Securities, Series 1999-
                       WF2,  Class A1, 6.800% due 9/15/08                                 1,096,602
    379,830 AAA       Beneficial Mortgage Corp., Series 1997-2, Class A,
                        1.964% due 9/28/37 (e)                                              377,548
    268,679 Baa2*     BlackRock Capital Finance L.P., Series 1996-R1, Class B2,
                        7.750% due 9/25/26                                                  214,943
  2,750,000 AAA       Capital One Auto Finance Trust, Series 2002-A, Class A4,
                        4.790% due 1/15/09                                                2,775,025
  2,757,960 Aaa*      Certificates Funding Corp., Series 1997-1, Class A2,
                        6.716% due 12/19/04                                               2,906,628
                      Chase Commercial Mortgage Securities Corp.:
  1,167,000 AAA         Series 1998-2, Class A2, 6.390% due 11/18/30                      1,218,450
    339,178 Aaa*        Series 2000-2, Class A1, 7.543% due 7/15/32                         365,215
  1,552,686 Aaa*      Chase Mortgage Finance Corp., Series 2002-S2, Class A1,
                        6.000% due 2/25/17                                                1,565,006
  1,918,000 Aaa*      Countrywide Alternative Loan Trust, Series 2000-1, Class A5,
                        8.000% due 7/25/30                                                2,039,360
                      CRIMI MAE Commercial Mortgage Trust:
    420,000 A           Series 1998-1, Class C, 6.701% due 6/20/30                          428,556
  2,150,000 A+          Series 1998-C1, Class A2, 7.000% due 6/2/33                       2,194,994
  1,566,401 AAA       GS Mortgage Securities Corp., II, Series 1998-C1, Class A1,
                        6.060% due 10/18/30                                               1,613,700
    880,307 A1*       Independent National Mortgage Corp., Series 1996-E, Class B1,
                        7.000% due 5/25/26                                                  904,687
    396,000 AAA       J.P. Morgan Commerical Mortgage Finance Corp.,
                        Series 1998-C6, Class A3, 6.613% due 1/15/30                        416,013
    650,000 Baa2*     Merrill Lynch Mortgage Investors, Inc., Series 1994-M1, Class F,
                        8.410% due 6/25/22                                                  665,620
 40,882,352 AAA*      Morgan Stanley Capital 1, Inc., Series 1998-HF2, Class X,
                        0.888% due 11/15/30                                               1,463,470
    500,000 NR        Providian Gateway Master Trust, Series 2000-B, Class A,
                        2.140% due 3/16/09                                                  498,594
                      Residential Accredit Loans, Inc.:
  1,300,000 AAA         Series 1998-QS4, Class AI5, 7.000% due 3/25/28                    1,343,154
  1,740,000 AAA         Series 1998-QS14, Class A6, 6.750% due 10/25/28                   1,799,517
    128,855 Aaa*        Series 2000-HI1, Class AI3, 7.660% due 9/25/12                      129,319


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                                MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                         SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 3.1% (continued)
$ 3,332,332 AAA       Residential Funding Mortgage Securities, Series 2001-S28,
                        Class A1, 6.000% due 12/25/16                           $ 3,344,079
     81,451 AAA       Starwood Asset Receivables Trust, Series 2000-1, Class A,
                        2.150% due 9/25/22 (e)                                       81,451
    725,000 Aaa*      Summit Acceptance Auto Receivables Trust, Series 2000-A,
                        Class A4, 7.510% due 2/15/07                                760,117
-------------------------------------------------------------------------------------------
                                                                                 28,202,048
-------------------------------------------------------------------------------------------
Commercial Services -- 0.1%
  1,451,000 Baa1*     Cendant Corp., 6.875% due 8/15/06                           1,430,400
-------------------------------------------------------------------------------------------
Entertainment/Media -- 1.2%
    150,000 BBB-      A.H. Belo Corp., 7.750% due 6/1/27                            135,838
    750,000 BBB+      AOL Time Warner Inc., 6.150% due 5/1/07                       728,112
                      Clear Channel Communications, Inc.:
    527,000 BBB-        7.250% due 9/15/03                                          540,368
    334,000 BBB-        7.875% due 6/15/05                                          348,869
                      Comcast Cable Communications:
  1,500,000 BBB         6.875% due 6/15/09                                        1,465,347
    784,000 BBB         6.750% due 1/30/11                                          750,601
  2,300,000 BBB-      Fox Sports Networks, LLC, 8.875% due 8/7/15                 2,392,000
    620,000 BBB-      News America Holdings, 8.500% due 2/15/05                     672,536
  1,073,000 BBB-      News America, Inc., 6.703% due 5/21/04                      1,113,482
  1,572,000 BBB+      Time Warner Entertainment, 10.150% due 5/1/12               1,853,748
    494,000 BBB+      Time Warner Inc., 6.875% due 6/15/18                          443,043
-------------------------------------------------------------------------------------------
                                                                                 10,443,944
-------------------------------------------------------------------------------------------
Food and Beverage -- 0.1%
  1,194,000 BBB       Tyson Foods, Inc., 8.250% due 10/1/11                       1,292,542
-------------------------------------------------------------------------------------------
Gaming -- 0.1%
    829,000 BBB-      MGM Mirage, Inc., 8.500% due 9/15/10                          884,357
-------------------------------------------------------------------------------------------
Healthcare -- 0.6%
  1,750,000 BBB-      HCA Inc., 6.950% due 5/1/12                                 1,757,705
                      HEALTHSOUTH Corp.:
  1,100,000 BBB-        6.875% due 6/15/05                                        1,105,283
    172,000 BBB-        7.375% due 10/1/06                                          174,580
  2,250,000 BBB       Tenet Healthcare Corp., 6.375% due 12/1/11                  2,226,177
-------------------------------------------------------------------------------------------
                                                                                  5,263,745
-------------------------------------------------------------------------------------------
Oil/Oil Services -- 0.7%
    351,000 BBB+      Anadarko Finance Co., Series B, 6.750% due 5/1/11             360,555
  1,294,000 BBB       Coastal Corp, 6.200% due 5/15/04                            1,308,743
  2,104,000 BBB       Devon Financing Corp., ULC, 6.875% due 9/30/11              2,134,527
    363,000 BBB       Dynegy Holdings, Inc., 6.875% due 4/1/11                      312,773


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                               MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                       SECURITY                           VALUE
----------------------------------------------------------------------------------------
Oil/Oil Services -- 0.7% (continued)
$   888,000 BBB       Occidental Petroleum Corp., 6.400% due 4/1/03         $    904,149
    717,000 A3*       Phillips Petroleum Co., 8.500% due 5/25/05                 795,382
    750,000 BBB       Valero Energy Corp., 7.500% due 4/15/32                    761,166
----------------------------------------------------------------------------------------
                                                                               6,577,295
----------------------------------------------------------------------------------------
Paper Products -- 0.5%
  2,565,000 BBB-      Abitibi-Consolidated Inc., 8.550% due 8/1/10             2,638,644
  1,500,000 BBB       MeadWestvaco Corp., 6.850% due 4/1/12                    1,523,752
----------------------------------------------------------------------------------------
                                                                               4,162,396
----------------------------------------------------------------------------------------
Pharmaceuticals -- 0.2%
  1,541,000 A         American Home Products Corp., 7.900% due 2/15/05         1,688,725
----------------------------------------------------------------------------------------
Railroad -- 0.1%
  1,285,000 BBB-      Union Pacific Corp., Series E, 6.340% due 11/25/03       1,333,902
----------------------------------------------------------------------------------------
Real Estate -- 0.7%
    814,000 BBB+      EOP Operating, L.P., 7.750% due 11/15/07                   871,632
  2,117,000 Baa1*     Simon Property Group, Inc., 6.750% due 2/9/04            2,177,953
  3,055,000 A         Socgen Real Estate LLC, 7.640% due 12/12/49 (c)          3,196,220
----------------------------------------------------------------------------------------
                                                                               6,245,805
----------------------------------------------------------------------------------------
Retail Stores -- 0.3%
    632,000 BBB-      Delhaize America Inc., 9.000% due 4/15/31                  726,053
  1,639,000 BBB+      Federated Department Stores, 8.500% due 6/15/03          1,719,658
----------------------------------------------------------------------------------------
                                                                               2,445,711
----------------------------------------------------------------------------------------
Special Purpose -- 0.4%
    623,000 A2*       Natexis AMBS Co., LLC, 8.440% due 12/29/49 (c)             677,567
    600,000 A+        Prudential Funding LLC, 6.600% due 5/15/08 (c)             621,050
                      TRW Inc., Sr. Unsecured Notes:
  1,500,000 BBB         6.625% due 6/1/04                                      1,535,957
    888,000 BBB         7.750% due 6/1/29                                        864,272
----------------------------------------------------------------------------------------
                                                                               3,698,846
----------------------------------------------------------------------------------------
Telecommunications -- 1.5%
  1,265,000 BBB       Citizens Communications Co., 8.500% due 5/15/06          1,327,968
                      Sprint Capital Corp.:
  1,208,000 BBB+        5.700% due 11/15/03                                    1,166,417
  2,000,000 BBB+        7.125% due 1/30/06                                     1,957,502
  1,500,000 BBB+        6.000% due 1/15/07                                     1,373,484
  2,819,000 BBB-      TCI Communications Inc., 9.650% due 3/31/27              3,071,182
  2,750,000 A+        Verizon New York Inc., Sr. Unsecured Notes, Series A,
                       6.875% due 4/1/12                                       2,713,354


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                                    MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Telecommunications -- 1.5% (continued)
                      WorldCom, Inc. - WorldCom Group:
$   953,000 BBB         6.500% due 5/15/04                                             $   562,542
  1,290,000 BBB         6.400% due 8/15/05                                                 645,481
  1,572,000 BBB         8.250% due 5/15/31                                                 692,806
--------------------------------------------------------------------------------------------------
                                                                                        13,510,736
--------------------------------------------------------------------------------------------------
Utilities -- 3.4%
  1,500,000 BBB+      Allegheny Energy Supply, 7.800% due 3/15/11                        1,495,233
    388,000 BBB       Cleveland Electric Illuminating Co., Series E, 9.000% due 7/1/23     403,762
    719,000 A-        Commonwealth Edison Co., 8.500% due 7/15/22                          764,072
                      Dominion Resources, Inc.:
  1,844,000 BBB+        Series A, 8.125% due 6/15/10                                     2,033,790
  1,500,000 BBB+        Series C, 7.600% due 7/15/03                                     1,565,455
  1,500,000 BBB       DTE Energy Co., 7.050% due 6/1/11                                  1,544,095
    471,000 BBB+      Entergy Mississippi Inc., 6.200% due 5/1/04                          482,610
  2,600,000 Baa2*     FirstEnergy Corp., Sr. Unsecured Notes, Series B,
                        6.450% due 11/15/11                                              2,461,415
    256,565 BBB-      GG1B Funding Corp., 7.430% due 1/15/11                               259,305
    236,000 BBB-      Gulf States Utilities, Series A, 8.250% due 4/1/04                   248,113
  1,250,000 A+        Hydro-Quebec, Series JL, 6.300% due 5/11/11                        1,286,947
                      Niagara Mohawk Power Corp.:
  1,870,000 A+          7.750% due 5/15/06                                               2,013,609
  1,071,000 BBB         8.770% due 1/1/18                                                1,188,291
  1,260,415 A-          Series D, 7.250% due 10/1/02                                     1,281,667
  3,982,000 BBB       NiSource Finance Corp., 7.500% due 11/15/03                        3,948,770
    474,456 BBB       Northeast Utilities, Series A, 8.580% due 12/1/06                    498,628
  1,100,000 BBB       NorthWestern Corp., Sr. Unsecured Notes,
                        8.750% due 3/15/12 (c)(d)                                        1,113,041
                      PSE&G Power LLC:
  1,363,000 BBB         7.750% due 4/15/11                                               1,438,123
  1,103,000 BBB         8.625% due 4/15/31                                               1,246,303
  1,100,000 BBB-      Salton Sea Funding, 7.840% due 5/30/10                             1,068,159
    400,000 BBB+      Texas Gas Transmission Corp., 7.250% due 7/15/27                     326,719
    858,000 BBB       Toledo Edison Co., 7.875% due 8/1/04                                 907,662
    330,000 BBB       Utilicorp United Inc., 7.000% due 7/15/04                            316,630
    937,721 BBB-      Waterford 3 Funding - Entergy, 8.090% due 1/2/17                     939,745
    353,000 BBB+      Williams Gas Pipeline, 7.375% due 11/15/06 (c)                       356,026
  1,250,000 A-        Wisconsin Energy Corp., 5.875% due 4/1/06                          1,271,538
--------------------------------------------------------------------------------------------------
                                                                                        30,459,708
--------------------------------------------------------------------------------------------------
Waste Disposal -- 0.7%
                      Waste Management, Inc.:
  2,232,000 BBB         6.625% due 7/15/02                                               2,242,756
    544,000 BBB         6.375% due 12/1/03                                                 552,376
  1,274,000 BBB         7.000% due 10/1/04                                               1,311,779


                      See Notes to Financial Statements.


    22 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                                  MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                          SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Waste Disposal -- 0.7% (continued)
$ 1,504,000 BBB         7.375% due 8/1/10                                         $  1,548,783
    800,000 BBB         7.000% due 7/15/28                                             757,805
----------------------------------------------------------------------------------------------
                                                                                     6,413,499
----------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $172,798,481)                                       173,411,041
----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.6%
Hotels -- 0.2%
  1,850,000 BB+       Hilton Hotels Corp., 5.000% due 5/15/06                        1,817,625
----------------------------------------------------------------------------------------------
Insurance -- 0.2%
  1,482,000 A+        Loews Corp., 3.125% due 9/15/07                                1,287,487
----------------------------------------------------------------------------------------------
Semiconductors -- 0.2%
  2,249,000 Baa1*     Analog Devices, Inc., 4.750% due 10/1/05                       2,153,417
----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE CORPORATE BONDS
                      AND NOTES (Cost -- $5,090,515)                                 5,258,529
----------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 0.2%
Italy -- 0.2%
  1,500,000 AA        Republic of Italy, 4.625% due 6/15/05                          1,516,281
----------------------------------------------------------------------------------------------
Luxembourg -- 0.0%
    816,000 AA        AIG SunAmerica Institutional Funding II, 5.750% due 2/16/09      816,898
----------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES
                      (Cost -- $2,281,446)                                           2,333,179
----------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                       SECURITY                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 6.4%
$57,450,000           Federal National Mortgage Association, 1.790% due 5/1/02
                      (Cost -- $57,450,000)                                         57,450,000
----------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $884,087,670**)                                    $902,981,296
----------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security has been issued with attached rights.
(e) Variable rate security.
** Aggregate cost for Federal income tax purposes is substantially the same. See page 28 for definitions of ratings.


                      See Notes to Financial Statements.


    23 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                              TRAVELERS MANAGED INCOME PORTFOLIO
   FACE
  AMOUNT                                       SECURITY                              VALUE
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 50.5%
$14,100,000           Federal Home Loan Bank, 3.750% due 4/15/04                  $ 14,189,323
                      U.S. Treasury Notes:
 17,600,000             4.625% due 5/15/06                                          17,839,941
 49,300,000             6.125% due 8/15/07                                          52,799,166
  4,200,000             6.000% due 8/15/09                                           4,473,004
  8,000,000             5.000% due 2/15/11                                           7,958,752
  6,000,000             4.875% due 2/15/12                                           5,901,564
----------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $103,396,665)                           103,161,750
----------------------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING(a)                          SECURITY                              VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 46.7%
Electric -- 11.7%
  9,000,000 Baa1*     DPL Inc., Sr. Notes, 6.875% due 9/1/11 (b)                     8,729,397
                      Progress Energy Inc., Sr. Notes:
  8,400,000 Baa1*       6.050% due 4/15/07                                           8,489,284
  6,500,000 Baa1*       6.850% due 4/15/12                                           6,624,917
----------------------------------------------------------------------------------------------
                                                                                    23,843,598
----------------------------------------------------------------------------------------------
Financial Services -- 10.6%
 10,000,000 BBB-      Gemstone Investors Ltd., Sr. Notes, 7.710% due 10/31/04 (b)   10,090,710
    275,000 BB+       Golden State Holdings Corp., Sr. Notes, 7.000% due 8/1/03        278,918
  3,300,000 C         Osprey Trust, Secured Notes, 8.310% due 1/15/03 (b)(c)           709,500
  9,500,000 BBB-      Qwest Capital Funding Inc., Notes, 7.000% due 8/3/09 (b)       6,802,921
  3,700,000 A2*       Telecom Newzeal Finance, 6.250% due 2/10/03 (b)                3,709,546
----------------------------------------------------------------------------------------------
                                                                                    21,591,595
----------------------------------------------------------------------------------------------
Healthcare -- 1.2%
  2,400,000 Ba1*      HCA Inc., Notes, 6.630% due 7/15/45                            2,408,700
----------------------------------------------------------------------------------------------
Pipelines -- 3.2%
  6,500,000 BBB       El Paso Corp., Notes, 6.950% due 12/15/07                      6,621,706
----------------------------------------------------------------------------------------------
Telecommunications -- 14.8%
  8,300,000 A3*       AT&T Corp., Notes, 5.625% due 3/15/04                          8,231,027
  8,200,000 Baa1*     Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (b)            8,263,435
  8,400,000 BBB+      Sprint Capital Corp., Company Guaranteed,
                        7.625% due 6/10/02                                           8,396,254
                      WorldCom Inc., Notes:
  5,000,000 BBB         6.500% due 5/15/04                                           2,951,425
  5,000,000 BBB         7.500% due 5/15/11                                           2,353,510
----------------------------------------------------------------------------------------------
                                                                                    30,195,651
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    24 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                                TRAVELERS MANAGED INCOME PORTFOLIO
   FACE
  AMOUNT    RATING(a)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Utilities -- 5.2%
                      CMS Energy Corp., Sr. Notes:
$ 3,600,000 BB          6.750% due 1/15/04                                            $  3,637,742
  1,150,000 BB          7.625% due 11/15/04                                              1,173,804
  6,200,000 BBB       UtiliCorp United Inc., Sr. Notes, 6.875% due 10/1/04               5,899,133
--------------------------------------------------------------------------------------------------
                                                                                        10,710,679
--------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $105,069,041)                                            95,371,929
--------------------------------------------------------------------------------------------------
 WARRANTS                                        SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
WARRANTS(d) -- 0.0%
        150           Loral Orion Network Systems, Inc., Expire 1/15/07
                      (Cost -- $105)                                                             2
--------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                         SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
$ 5,844,000           State Street Bank and Trust Co., 1.830% due 5/1/02; Proceeds at
                       maturity -- $5,844,297; (Fully collateralized by U.S. Treasury
                       Notes, 3.375% due 4/30/04; Market value -- $5,964,875)
                       (Cost -- $5,844,000)                                              5,844,000
--------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $214,309,811**)                                        $204,377,681
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is in default.
(d) Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 28 for definitions of ratings.


                      See Notes to Financial Statements.


    25 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002



                             SMITH BARNEY MONEY MARKET PORTFOLIO
   FACE                                                              ANNUALIZED
  AMOUNT                           SECURITY                            YIELD        VALUE
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 39.4%
$ 5,000,000 ABN-AMRO Bank matures 7/12/02                              1.86%     $  4,981,500
  5,000,000 ANZ Delaware Inc. matures 5/13/02                           1.78        4,997,033
 10,000,000 Bank of America Corp. matures 7/16/02                       1.85        9,961,156
  5,000,000 Barclays US Funding matures 5/8/02                          1.78        4,998,270
 10,000,000 BCI Funding Corp. matures 6/10/02                           1.82        9,979,834
 10,000,000 CBA Finance Inc. matures 6/7/02                         1.85 to 1.87    9,981,038
 15,000,000 Danske Corp. mature 6/3/02 to 7/12/02                   1.81 to 1.82   14,954,750
 15,000,000 Deutsche Bank Financial Inc. mature
             5/23/02 to 6/7/02                                      1.76 to 1.82   14,979,918
 10,000,000 Dexia Deleware LLC matures 5/10/02                          1.77        9,995,575
  5,000,000 Dresdner U.S. Finance Inc. matures 5/20/02                  1.85        4,995,145
 15,000,000 General Electric Capital Corp. mature 5/3/02 to 6/10/02 1.81 to 1.83   14,982,167
 20,000,000 Goldman, Sachs & Co. matures 5/1/02                         1.90       20,000,000
 10,000,000 IBM Credit Corp. matures 5/16/02                            1.75        9,992,709
 15,000,000 ING U.S. Funding Corp. mature 6/4/02 to 7/26/02         1.81 to 1.84   14,948,023
  4,020,000 Kraft Foods Inc. matures 5/6/02                             1.83        4,018,984
 10,000,000 Morgan Stanley Dean Witter & Co. matures 6/17/02            1.91        9,975,195
 15,000,000 Sanpaolo U.S. Finance Inc. mature
             5/15/02 to 6/11/02                                         1.92       14,982,278
  5,000,000 Svenska Handelsbanken Inc. matures 6/13/02                  1.81        4,989,250
 15,000,000 UBS Financial Inc. mature 6/4/02 to 10/28/02            1.90 to 2.02   14,917,817
  5,000,000 Wells Fargo & Co. matures 5/14/02                           1.83        4,996,714
 15,000,000 Westpac Capital mature 7/3/02 to 8/13/02                1.91 to 1.92   14,939,162
---------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $218,566,518)                                                218,566,518
---------------------------------------------------------------------------------------------
AGENCY DISCOUNT NOTES -- 6.3%
 10,000,000 Federal Farm Credit Bank matures 6/26/02                    1.87        9,971,067
  5,000,000 Federal Home Loan Bank matures 6/26/02                      1.88        4,985,456
 20,000,000 Federal National Mortgage Associate mature
             5/1/02 to 10/9/02                                          2.09       19,913,239
---------------------------------------------------------------------------------------------
            AGENCY DISCOUNT NOTES
            (Cost -- $34,869,762)                                                  34,869,762
---------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 44.2%
 10,000,000 Abbey National N.A. mature 8/22/02 to 8/29/02           1.86 to 1.94   10,000,156
  5,000,000 ABN-AMRO Bank N.V. matures 5/28/02                          2.11        5,000,036
  5,000,000 Alliance & Leicester matures 5/28/02                        1.82        5,000,019
 10,000,000 Australia & New Zealand Banking mature
             5/28/02 to 6/28/02                                     1.80 to 1.90   10,000,274
 10,000,000 Bank of Montreal mature 5/20/02 to 7/15/02              1.85 to 1.84   10,000,000
 10,000,000 Bank of Nova Scotia matures 6/3/02                          1.82       10,000,000
 10,000,000 Barclays Bank PLC matures 7/15/02                           1.85       10,000,618


                      See Notes to Financial Statements.


    26 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                          SMITH BARNEY MONEY MARKET PORTFOLIO
   FACE                                                       ANNUALIZED
  AMOUNT                       SECURITY                         YIELD         VALUE
---------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 44.2% (continued)
$10,000,000 Bayerische Hypo Und Vereinsbank mature
             5/6/02 to 5/9/02                               1.80% to 1.79% $ 10,000,000
 10,000,000 Bayerische Landesbank mature 5/31/02 to 7/2/02   1.78 to 1.90    10,000,293
 15,000,000 BNP Paribas S.A. mature 6/10/02 to 9/23/02       1.83 to 2.16    15,000,696
 10,000,000 Credit Agricole Indosuez mature
             5/14/02 to 5/28/02                              1.74 to 1.80    10,000,000
  5,000,000 Dexia Bank matures 7/8/02                            1.88         5,000,188
  5,000,000 Dresdner Bank matures 9/12/02                        2.08         5,000,184
 15,000,000 Halifax PLC matures 6/7/02                           1.83        15,000,153
 10,000,000 Hessische Landes Bank mature 5/29/02 to 7/8/02   1.80 to 1.83    10,001,968
 15,000,000 Lloyds Bank mature 6/26/02 to 6/27/02            1.80 to 1.92    15,000,545
 10,000,000 National Australia Funding Inc. mature
             8/12/02 to 10/9/02                              1.94 to 2.15    10,000,363
  5,000,000 Rabo Bank matures 8/13/02                            1.82         5,000,710
 10,000,000 Royal Bank of Canada mature 5/13/02 to 7/22/02   1.83 to 1.87    10,000,113
 15,000,000 Royal Bank of Scotland mature 5/15/02 to 7/8/02  1.76 to 1.94    15,000,134
 10,000,000 Societe Generale mature 5/20/02 to 10/28/02      1.83 to 2.13    10,000,238
 15,000,000 The Toronto-Dominion Bank mature
             5/20/02 to 6/28/02                              1.83 to 1.92    15,000,161
  3,000,000 UBS AG matures 7/31/02                               1.86         3,000,000
 10,000,000 Unicredito Italiano matures 7/22/02                  1.84        10,000,454
 12,000,000 Westdeutsche Landesbank mature
             5/13/02 to 7/3/02                               1.74 to 1.90    12,000,000
---------------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFICATES OF DEPOSIT
            (Cost -- $245,007,303)                                          245,007,303
---------------------------------------------------------------------------------------
TIME DEPOSITS -- 10.1%
 15,864,000 Chase Manhattan Bank matures 5/1/02                  1.88        15,864,000
 20,000,000 HSBC matures 5/1/02                                  1.88        20,000,000
 20,000,000 National Australia Bank matures 5/1/02               1.81        20,000,000
---------------------------------------------------------------------------------------
            TOTAL TIME DEPOSITS
            (Cost -- $55,864,000)                                            55,864,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $554,307,583*)                                        $554,307,583
---------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    27 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB,   --Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as
B,      predominantly speculative with respect to capacity to pay interest and
CCC,    repay principal in accordance with the terms of the obligation. "BB"
CC      represents the lowest degree of speculation and "C" the highest degree and C of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa   --Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


  28    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)    APRIL 30, 2002



                                                        Travelers   Smith Barney
                                          MFS Total      Managed       Money
                                           Return        Income        Market
                                          Portfolio     Portfolio    Portfolio
--------------------------------------------------------------------------------
ASSETS:
 Investments, at
   value (Cost -- $884,087,670,
   $214,309,811 and $554,307,583,
   respectively)                         $902,981,296 $204,377,681  $554,307,583
 Cash                                              --          403           779
 Dividends and interest receivable          6,110,177    2,698,865       717,905
 Receivable for securities sold               728,682           --            --
 Other assets                                  22,955       13,155            --
--------------------------------------------------------------------------------
 Total Assets                             909,843,110  207,090,104   555,026,267
--------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased           1,251,233           --            --
 Management fees payable                      649,646      173,954       239,659
 Payable to bank                              464,568           --            --
 Dividends payable                                 --           --       242,563
 Accrued expenses                              46,420       15,348        17,143
--------------------------------------------------------------------------------
 Total Liabilities                          2,411,867      189,302       499,365
--------------------------------------------------------------------------------
Total Net Assets                         $907,431,243 $206,900,802  $554,526,902
--------------------------------------------------------------------------------
NET ASSETS:
 Par value of capital shares             $        534 $        173  $      5,545
 Capital paid in excess of par value      821,257,282  201,419,960   554,521,357
 Undistributed net investment income       34,746,804   15,333,976            --
 Accumulated net realized gain
   from security transactions              32,531,800       78,823            --
 Net unrealized appreciation
   (depreciation) of investments and
   foreign currencies                      18,894,823   (9,932,130)           --
--------------------------------------------------------------------------------
Total Net Assets                         $907,431,243 $206,900,802  $554,526,902
--------------------------------------------------------------------------------
Shares Outstanding                         53,357,677   17,279,710   554,526,902
--------------------------------------------------------------------------------
Net Asset Value                                $17.01       $11.97         $1.00
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    29 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

STATEMENTS OF OPERATIONS (UNAUDITED)

For the Six Months Ended April 30, 2002

                                                                  Travelers    Smith Barney
                                                    MFS Total      Managed        Money
                                                     Return        Income         Market
                                                    Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                        $ 10,803,244  $  5,352,801  $    5,745,749
  Dividends                                          4,657,543            --              --
  Less: Foreign withholding tax                        (76,766)           --              --
-------------------------------------------------------------------------------------------
  Total Investment Income                           15,384,021     5,352,801       5,745,749
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                           3,416,188       682,297       1,412,224
  Custody                                               43,247         4,331          29,537
  Shareholder communications                            23,593         4,294           8,281
  Audit and legal                                       15,185         9,276          14,299
  Directors' fees                                       10,337         3,253           8,393
  Shareholder and system servicing fees                  9,966         8,544           2,584
  Pricing service fees                                   8,160            --              --
  Registration fees                                         --            --          12,583
  Other                                                  2,884         3,384           8,987
-------------------------------------------------------------------------------------------
  Total Expenses                                     3,529,560       715,379       1,496,888
-------------------------------------------------------------------------------------------
Net Investment Income                               11,854,461     4,637,422       4,248,861
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTE 4):
 Realized Gain (Loss) From Security Transactions
 (excluding short-term securities):
   Proceeds from sales                             310,989,942   195,369,285   9,860,316,269
   Cost of securities sold                         307,201,510   196,037,767   9,860,315,483
-------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                           3,788,432      (668,482)            786
-------------------------------------------------------------------------------------------
  Change in Net Unrealized
   Appreciation (Depreciation) (Note 1)             31,705,047   (14,238,767)             --
-------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and
 Foreign Currencies                                 35,493,479   (14,907,249)            786
-------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
 From Operations                                  $ 47,347,940  $(10,269,827) $    4,249,647
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    30 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

MFS Total Return Portfolio                               2002          2001
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $ 11,854,461  $ 23,676,843
 Net realized gain                                      3,788,432    30,150,890
 Increase (decrease) in net unrealized appreciation    31,705,047   (59,557,723)
--------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations     47,347,940    (5,729,990)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                         --   (21,794,728)
 Net realized gains                                            --   (27,122,328)
--------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                                --   (48,917,056)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares                      69,949,011   146,472,173
 Net asset value of shares issued for reinvestment
   of dividends                                                --    48,917,056
 Cost of shares reacquired                            (13,851,452)  (33,766,208)
--------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions   56,097,559   161,623,021
--------------------------------------------------------------------------------
Increase in Net Assets                                103,445,499   106,975,975
NET ASSETS:
 Beginning of period                                  803,985,744   697,009,769
--------------------------------------------------------------------------------
 End of period*                                      $907,431,243  $803,985,744
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $34,746,804   $23,791,891
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    31 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

Travelers Managed Income Portfolio                       2002          2001
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $  4,637,422  $ 10,827,148
 Net realized gain (loss)                                (668,482)    5,130,126
 (Increase) decrease in net unrealized depreciation   (14,238,767)    6,486,878
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations    (10,269,827)   22,444,152
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                         --    (8,560,136)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                                --    (8,560,136)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares                      19,241,186    87,862,605
 Net asset value of shares issued for reinvestment
   of dividends                                                --     8,560,136
 Cost of shares reacquired                            (22,666,127)  (40,545,836)
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund Share
   Transactions                                        (3,424,941)   55,876,905
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (13,694,768)   69,760,921
NET ASSETS:
 Beginning of period                                  220,595,570   150,834,649
-------------------------------------------------------------------------------
 End of period*                                      $206,900,802  $220,595,570
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $15,333,976   $10,827,049
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    32 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

Smith Barney Money Market Portfolio                                          2002             2001
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                                 $     4,248,861  $    17,980,927
 Net realized gain                                                                 786              601
-------------------------------------------------------------------------------------------------------
 Increase in Net Assets From Operations                                      4,249,647       17,981,528
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
 Net investment income                                                      (4,248,861)     (17,980,927)
 Net realized gains                                                               (786)            (601)
-------------------------------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to Shareholders                  (4,249,647)     (17,981,528)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares                                          957,866,339    2,130,403,635
 Net asset value of shares issued for reinvestment of dividends              4,479,220       18,143,511
 Cost of shares reacquired                                              (1,012,624,993)  (1,862,341,003)
-------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund Share Transactions            (50,279,434)     286,206,143
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          (50,279,434)     286,206,143
NET ASSETS:
 Beginning of period                                                       604,806,336      318,600,193
-------------------------------------------------------------------------------------------------------
 End of period                                                         $   554,526,902  $   604,806,336
-------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

    33 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, Salomon Brothers Strategic Bond (formerly known as Salomon Brothers Global High Yield), Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, Smith Barney Large Capitalization Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate


  34    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders
of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the MFS Total Return Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the MFS Total Return Portfolio and Travelers Managed Income Portfolio ("Portfolios") to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement November 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended April 30, 2002, interest income decreased by $497,298, net realized gains increased by $316,577 and change in net unrealized appreciation of investments increased by $180,721 for MFS Total Return Portfolio. In addition, for the six months ended April 30, 2002, interest income decreased by $253,396, net realized loss decreased by $9,587 and change in net unrealized depreciation of investments decreased by $243,809 for Travelers Managed Income Portfolio. Moreover, the Portfolios' recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $899,548 and $130,495 for MFS Total Return Portfolio and Travelers Managed Income Portfolio, respectively.


  35    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA") and Travelers Asset Management International Company LLC ("TAMIC"), affiliates of SBFM, act as the investment managers of the MFS Total Return ("MFSTR") and the Travelers Managed Income ("TMI") Portfolios, respectively. SBMM pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets of the SBMM. MFSTR pays TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of MFSTR. TMI pays TAMIC a management fee calculated at an annual rate of 0.65% of the average daily net assets of TMI. These fees are calculated daily and paid monthly.

TIA has a sub-advisory agreement with Massachusetts Financial Services Company ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MFSTR and is compensated for such services at an annual rate of 0.375% of the average daily net assets of MFSTR. This fee is calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TMI.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the


  36    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders
six months ended April 30, 2002, each of the Portfolios paid transfer agent fees of $2,500 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     MFSTR         TMI
    -----------------------------------------------------------------------
    Purchases                                     $373,659,537 $201,379,565
    -----------------------------------------------------------------------
    Sales                                          310,989,942  195,369,285
    -----------------------------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                    MFSTR          TMI
     ----------------------------------------------------------------------
     Gross unrealized appreciation              $ 48,131,774  $  1,051,640
     Gross unrealized depreciation               (29,238,148)  (10,983,770)
     ----------------------------------------------------------------------
     Net unrealized appreciation (depreciation) $ 18,893,626  $ (9,932,130)
     ----------------------------------------------------------------------

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

6. Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the cus-


  37    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders
todian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, MFSTR did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At April 30, 2002, the Portfolios did not have any securities on loan.

8. Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the


  38    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders
proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2002, the Portfolios did not enter into any written covered call or put option contracts.

9. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2002, the Portfolios did not hold any TBA securities.


  39    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

10.Capital Shares

At April 30, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                         Six Months Ended    Year Ended
                                          April 30, 2002  October 31, 2001
     ---------------------------------------------------------------------
     MFS Total Return Portfolio
     Shares sold                               4,175,023        8,500,272
     Shares issued on reinvestment                    --        2,932,677
     Shares reacquired                          (830,895)      (2,027,325)
     ---------------------------------------------------------------------
     Net Increase                              3,344,128        9,405,624
     ---------------------------------------------------------------------
     Travelers Managed Income Portfolio
     Shares sold                               1,576,073        7,085,657
     Shares issued on reinvestment                    --          710,385
     Shares reacquired                        (1,851,239)      (3,271,501)
     ---------------------------------------------------------------------
     Net Increase (Decrease)                    (275,166)       4,524,541
     ---------------------------------------------------------------------
     Smith Barney Money Market Portfolio
     Shares sold                             957,866,339    2,130,403,635
     Shares issued on reinvestment             4,479,220       18,143,511
     Shares reacquired                    (1,012,624,993)  (1,862,341,003)
     ---------------------------------------------------------------------
     Net Increase (Decrease)                 (50,279,434)     286,206,143
     ---------------------------------------------------------------------


  40    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

MFS Total Return Portfolio                      2002/(1)/    2001     2000   1999/(2)/   1998    1997
------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                             $16.08    $17.16   $16.22   $16.23    $15.31  $13.13
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                       0.23      0.42     0.54     0.52      0.32    0.38
  Net realized and unrealized gain (loss)/(3)/     0.70     (0.42)    1.43     0.72      1.36    2.27
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.93     (0.00)*   1.97     1.24      1.68    2.65
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --     (0.48)   (0.46)   (0.37)    (0.28)  (0.29)
  Net realized gains                                 --     (0.60)   (0.57)   (0.88)    (0.48)  (0.18)
------------------------------------------------------------------------------------------------------
Total Distributions                                  --     (1.08)   (1.03)   (1.25)    (0.76)  (0.47)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $17.01    $16.08   $17.16   $16.22    $16.23  $15.31
------------------------------------------------------------------------------------------------------
Total Return                                       5.78%++  (0.22)%  12.77%    7.62%    10.94%  20.64%
------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)                          $907      $804     $697     $622      $462    $264
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.83%+    0.83%    0.83%    0.84%     0.84%   0.86%
  Net investment income/(3)/                       2.78+     3.08     3.42     3.11      3.32    3.54
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              38%       88%     108%      97%      118%     99%
------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discusses in
    Note 1, for the six months ended April 30, 2002, those amounts would have been $0.24, $0.69 and 2.89% for the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


  41    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Travelers Managed
Income Portfolio                                2002/(1)(2)/  2001/(2)/  2000/(2)/  1999/(2)/  1998/(2)/ 1997/(2)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                              $12.57      $11.58     $11.49     $11.65     $11.55     $11.06
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                        0.27        0.71       0.76       0.65       0.72       0.63
  Net realized and unrealized gain (loss)/(3)/     (0.87)       0.83      (0.24)     (0.45)     (0.06)      0.35
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.60)       1.54       0.52       0.20       0.66       0.98
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               --       (0.55)     (0.43)     (0.29)     (0.54)     (0.49)
  Net realized gains                                  --          --         --      (0.07)     (0.02)        --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --       (0.55)     (0.43)     (0.36)     (0.56)     (0.49)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.97      $12.57     $11.58     $11.49     $11.65     $11.55
------------------------------------------------------------------------------------------------------------------
Total Return                                       (4.77)%++   13.50%      4.55%      1.75%      5.71%      9.19%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                $207        $221       $151       $113        $58        $32
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.68%+      0.68%      0.69%      0.76%      0.84%      0.87%
  Net investment income/(3)/                       4.41 +       5.76       6.56       5.57       6.11       6.48
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               99%        194%       181%       411%       327%       259%
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discusses in
    Note 1, for the six months ended April 30, 2002, those amounts would have been $0.28, $0.88 and 4.65% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


  42    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
Money Market Portfolio                   2002/(1)/    2001     2000     1999     1998     1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
------------------------------------------------------------------------------------------------
Net investment income/(2)/                 0.007      0.044    0.057    0.046    0.050    0.049
Distributions from net investment income  (0.007)    (0.044)  (0.057)  (0.046)  (0.050)  (0.049)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
------------------------------------------------------------------------------------------------
Total Return                                0.74%++    4.46%    5.88%    4.66%    5.11%    5.05%
------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $555       $605     $319     $277     $165     $111
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                             0.53%+     0.53%    0.53%    0.54%    0.64%    0.65%
  Net investment income                     1.50+      4.17     5.75     4.58     4.99     4.94
------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) The manager waived all or part of its fees for the year ended October 31, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.000* and 0.67%, respectively.
*   Amount represents less than $0.001 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


  43    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS             INVESTMENT MANAGERS
           A.E. Cohen            Smith Barney Fund Management LLC
           Robert A. Frankel     Travelers Investment Adviser, Inc.
           Michael Gellert
           Rainer Greeven        CUSTODIAN
           Susan M. Heilbron     State Street Bank and Trust Company
           Heath B. McLendon,
            Chairman             ANNUITY ADMINISTRATION
           Victor K. Atkins,     Travelers Annuity Investor Services
            Emeritus             5 State House Square
                                 1 Tower Square
           OFFICERS              Hartford, CT 06183
           Heath B. McLendon
           President and Chief
           Executive Officer

           Lewis E. Daidone
           Senior Vice President
           and Treasurer

           Martin Hanley
           Vice President

           Denny M. Voss
           Vice President

           Christina T. Sydor
           Secretary

  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

[LOGO] SALOMONSMITHBARNEY
-------------------------
A member of the citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 IN0804 6/02

              --------------------------------------------------

                          TRAVELERS SERIES FUND INC.

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

                           ALLIANCE GROWTH PORTFOLIO

                        VAN KAMPEN ENTERPRISE PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder,

Enclosed herein is the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio ("Portfolio(s)") for the period ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow./1/ We hope you find this report to be useful and informative.

Smith Barney Large Cap Value Portfolio

Performance Update
For the six months ended April 30, 2002, the Smith Barney Large Cap Value Portfolio ("Portfolio") returned 2.00%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned 2.31% and the Standard & Poor's Barra Value Index ("S&P Barra Value")/3/ returned 3.91% for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
Our philosophy is based on a belief that superior long-term returns can be achieved through investing in companies that have strong future earnings prospects and durable competitive advantages within their respective markets and are trading at a discount to their intrinsic value. Our investment team works in concert

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 3The S&P Barra Value is a market-capitalization weighted index of stocks in the
 S&P 500 having lower price-to-book ratios. Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders with our proprietary fundamental and quantitative in-house research teams to conduct extensive quantitative screening and "bottom-up"/4/ fundamental research to identify investment opportunities that, in our view, offer the most promising potential in the large-cap value sector. The team also seeks to identify companies that demonstrate an ability to consistently return capital to shareholders and take strategic initiatives to make improvements in the value of their business. Past performance is not indicative of future results.

Our objective is to consistently outperform the S&P 500, as well as traditional large-cap value benchmarks (i.e., the S&P Barra Value and Russell 1000 Value Index/5/), while providing strong downside protection and lower volatility relative to these benchmarks over a full market cycle.

Market and Fund Review
The U.S. Federal Reserve Board's ("Fed") aggressive monetary policy, coupled with fiscal stimulus in the form of tax cuts and government spending, has begun to breathe life into the economy.

During the period, we maintained a heavy weighting in the financial sector compared to the S&P 500. Although unemployment reached a high of 5.8% in December, low borrowing rates and strength in housing prices managed to keep consumer confidence strong. During the fourth quarter of 2001, historically low interest rates resulted in increased mortgage refinancing and robust new home sales. The steep yield curve/6/ coupled with a low yield on the 10-year U.S. Treasury note resulted in increased mortgage refinancing and strong housing starts and home sales. These factors contributed to positive earnings growth for traditional mortgage bankers as well as for consumer lenders. In fact, the financial sector outpaced the S&P 500 during the reporting period.

Looking ahead, the possibility of an economic turnaround also could bode well for sub-prime lenders, as high-risk credits have historically become more stable during times of economic resilience.

At the outset of the period we were overweight in the oil and energy sector relative to the S&P 500. Increases in oil prices from January's low of approx-

--------
4Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trend.
5The Russell 1000 Value Index measures the performance of those Russell 1000
 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
6The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


    2 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders imately $18.00 per barrel to highs in the $28.00 to $29.00 range during the period gave us the chance to trim our exposure to traditional integrated oil companies.

As a result of selling down inventories and decreasing capital expenditures, corporations absorbed the brunt of this past year's recession. During the first quarter of 2002, inflation concerns put pressure on interest rates. Investor sensitivity to inflation increased as major commodity indexes spiked, primarily due to increases in oil pricing. However, we believe low levels of capacity utilization could serve to quell investor fears concerning inflation, as an uptick in demand could be met with increases in production. At this point, we believe scarcity is not the issue. In our opinion, historically low interest rates and depressed inventory levels should eventually lead to an increase in capital expenditure.

Market and Fund Outlook
Equity market volatility picked up markedly in 1995 and has remained high ever since. Initially, this was a result of falling risk premiums associated with equity investments during an economic boom. Volatility in the equity markets was exacerbated by the fact that we all now receive information around the world at literally the speed of light through fiber optic cables. Hence, many more people than ever before react at the same time to the same news. Most recently, volatility has been related to uncertainty over the economy, variation in corporate profits, accounting problems and terrorism. This increased volatility in the U.S. equity market has given us the opportunity to invest in a number of strong businesses at what we believe are attractive valuations.

Through patience and scrutiny over the period we believe we have positioned the portfolio to perform well in an environment that we think will be characterized by economic recovery. With interest rates at 40- to 50-year lows, consumer confidence stabilizing and the possibility of surging inventories, we are optimistic for the Portfolio heading into the rest of 2002.

Alliance Growth Portfolio

Performance Update
For the six months ended April 30, 2002, the Alliance Growth Portfolio ("Portfolio") returned negative 7.92%. In comparison, the Russell 1000 Index ("Russell 1000")/7/ returned 3.37% and the S&P 500 returned 2.31% for the same period. Please note that past performance is not indicative of future results.

--------
7The Russell 1000 measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

    3 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Investment Strategy
The Portfolio seeks long-term growth of capital by investing primarily in equity securities. It may also invest a portion of its assets in developing countries or countries with new or developing capital markets.

Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when the manager expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. Current income is only an incidental consideration.

Market and Fund Review
Results for the Portfolio were disappointing in the six months ended April 30, 2002. The primary reason for the weak results was the very poor performance of the Portfolio's holdings in cellular telephone and cable television stocks. Intensified price competition in the cellular business was partly responsible, but the weakness primarily reflected the extreme pressure on stocks of companies with highly leveraged balance sheets.

Corporate failures also created an environment of widespread aversion to complexity and leverage. A number of holdings were adversely influenced by these failures. These influences produced sharp losses in January and February. Relative performance improved somewhat after February, but not enough to prevent a weak result for the period as a whole.

We have reduced our holdings in cellular telephone companies but we continue to be optimistic about longer-term prospects for cable television companies, which are experiencing strong growth in broadband services. Financial services companies continue to be our largest area of concentration. These companies have generally performed relatively well.

Market and Fund Outlook
Thus far, this has been a difficult and disappointing bull market. The absolute market gains realized since last September are not large by historical standards and some sectors continue to experience extreme weakness. Typically, once the market bottoms and the economy appears to be on the mend there is broad strength in the stock market as investors assume that the worst has passed and that risks are rapidly receding. This time, six months after September's bottom, we believe the market continues to feel the effects of the excesses of the 1990s. This is most evident in telecommunications and Internet stocks, but there is still extreme concern about leveraged companies in general. Economic statistics indicate that a healthy recovery is under way, which suggests that these concerns


    4 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders will eventually ease. Nevertheless, we believe they may induce a somewhat muted growth cycle in both the economy in general and in the stock market.

Van Kampen Enterprise Portfolio

Performance Update
For the six months ended April 30, 2002, the Van Kampen Enterprise Portfolio ("Portfolio") returned negative 0.08%. In comparison, the S&P 500 returned 2.31% for the same period and the Lipper Variable Large Cap Growth Fund Index ("Lipper Variable Growth Index")/8/ returned negative 0.71%. The Russell 1000 Growth Index ("Russell 1000 Growth")/9/, which includes stocks similar to those in the Portfolio, returned negative 2.13% during the period. Please note that past performance is not indicative of future results.

Investment Strategy
The Portfolio is managed with a consistent investment objective: to own companies with expected strong future business fundamentals at attractive valuations. In pursuit of this objective, we look for the following characteristics in a company:
   . Accelerating earnings growth;
   . Consistent earnings growth;
   . Better-than-expected fundamentals (such as improved earnings); and . Fundamental changes in the company, management, or regulatory environment.

Market and Fund Review
Despite a rally in the fourth quarter of 2001, the stock market remained in a somewhat stalled mode at the end of the year. The market seemed to be limited on the upside by negative influences such as high valuations and profit concerns.
Investors anticipating a potential recovery had already bid up stock prices. Therefore, these high-valuation stocks were unable to rise further when positive economic data was actually announced. In addition, negative investor sentiment was pervasive. Investors seemed concerned specifically about accounting practices and their effect on profits at a number of companies.

--------
8The Lipper Variable Growth Index shows average returns for funds having an investment objective similar to that of the Fund. Please note that an investor cannot invest directly in an index.
9The Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.


    5 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

At the same time, positive factors such as the Fed's monetary stimulus and investor optimism seemed to keep the market from entering a prolonged decline. We believe that definite, but not dramatic, signs of economic improvement began to emerge in December 2001 and the first few months of 2002.

Against this backdrop, our management team continued to rely on the Portfolio's basic investment strategy: seeking stocks with positive future fundamentals and attractive valuations. At the same time, we make adjustments to the Portfolio when we believe it is appropriate. Accordingly, since 2001, we responded to the highly uncertain environment by implementing a "barbell" structure. On one side of the barbell, the Portfolio's assets were invested in defensively oriented growth companies. These stocks were, in our team's opinion, likely to succeed during an economic slowdown. On the barbell's other side were stocks that we believed could benefit if the economy suddenly improved. As the economy began to show signs of improvement in December and early 2002, our team slightly tilted the portfolio toward the optimistic side. Although these weightings were based on whether individual stocks met our team's stock selection criteria, and not on top-down sector decisions/10/, the result was that the Portfolio became somewhat more tilted toward stocks that we felt would benefit from a recovery.

We also increased the Portfolio's weighting in consumer discretionary and energy company stocks while selling some of the Portfolio's defensively oriented stocks such as drug distributors and healthcare providers. In addition, our team eliminated holdings in utility stocks.

Market and Fund Outlook

Overall, our team believes the economy should slowly resume growth. We anticipate that the Federal Open Market Committee's ("FOMC")/11/ short-term interest rate cuts in 2001 may continue to provide a positive backdrop over the next year. Historically, these types of rate cuts have taken about one year to boost the economy. However, our main concerns are energy costs and stock valuations. If energy costs remain high, we believe consumers may be less likely to spend. Because consumers represent two thirds of the economy, a weakened consumer could have a sizeable effect on the economy's ability to sustain a recovery.

--------
10Top-down refers to an investing style that begins with an assessment of trends in the general economy, followed by selecting those investments that the manager believes will most likely benefit from those trends.
11The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.


    6 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Some economists anticipate the FOMC could begin raising interest rates in the next six to twelve months. Although we do not believe this change in monetary policy is imminent, historical trends suggest that the stock market has tended to have a more difficult time after several interest rate increases.

Nonetheless, this environment does not change how we select stocks for the Portfolio. In this environment, as in all types of market conditions, we will con-tinue to build the Portfolio one stock at a time. Rather than trying to forecast which sector has the potential to outperform other sectors, we are more inter-ested in seeking individual stocks that best meet our investment criteria.
In closing, thank you for your investment in the Travelers Series Fund
Inc. --Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

 LOGO
Heath B. McLendon
Chairman

May 23, 2002

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of April 30, 2002 and is subject to change.



    7 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


 HISTORICAL PERFORMANCE



                     Net Asset Value
                     -------------------
                     Beginning  End of   Income    Capital Gain      Total
Period Ended         of Period  Period  Dividends  Distributions   Returns/(1)/
--------------------------------------------------------------------------------
4/30/02               $17.47    $17.82    $0.00        $0.00           2.00%+
--------------------------------------------------------------------------------
10/31/01               20.74     17.47     0.27         0.70         (11.58)
--------------------------------------------------------------------------------
10/31/00               19.83     20.74     0.26         0.47           8.62
--------------------------------------------------------------------------------
10/31/99               18.94     19.83     0.24         0.52           8.52
--------------------------------------------------------------------------------
10/31/98               17.90     18.94     0.21         0.53           9.65
--------------------------------------------------------------------------------
10/31/97               14.84     17.90     0.18         0.17          23.38
--------------------------------------------------------------------------------
10/31/96               12.12     14.84     0.17         0.05          24.55
--------------------------------------------------------------------------------
10/31/95               10.14     12.12     0.06         0.00          20.21
--------------------------------------------------------------------------------
6/16/94* - 10/31/94    10.00     10.14     0.00         0.00           1.40+
-------------------------------------------------------------------------------
Total                                     $1.39        $2.44
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(1)/

Six Months Ended 4/30/02+                                                 2.00%
-------------------------------------------------------------------------------
Year Ended 4/30/02                                                      (11.26)
-------------------------------------------------------------------------------
Five Years Ended 4/30/02                                                  5.25
-------------------------------------------------------------------------------
6/16/94* through 4/30/02                                                 10.43
------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN/(1)/

6/16/94* through 4/30/02                                                118.36%
------------------------------------------------------------------------------

(1) Assumes the reinvestment of all dividends and capital gain distributions. + Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


    8 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Growth of $10,000 Invested in Shares of the Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002
                                    [CHART]


          Smith Barney Large
          Cap Value Portfolio   S&P 500 Index
          -------------------   -------------
6/16/94         $10,000           $10,000
10/94            10,140            10,324
10/95            12,189            13,053
10/96            15,182            16,018
10/97            18,731            21,159
10/98            20,539            25,817
10/99            22,290            32,442
10/00            24,210            34,413
10/01            21,407            25,847
4/30/02          21,836            26,444


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Large Cap Value Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    9 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                           ALLIANCE GROWTH PORTFOLIO


 HISTORICAL PERFORMANCE



                              Net Asset Value
                              -----------------
                              Beginning End of  Income   Capital Gain     Total
Period Ended                  of Period Period Dividends Distributions  Returns/(1)/
------------------------------------------------------------------------------------
4/30/02                        $16.67   $15.35   $0.00       $0.00         (7.92)%+
------------------------------------------------------------------------------------
10/31/01                        28.63    16.67    0.05        3.38        (32.05)
------------------------------------------------------------------------------------
10/31/00                        28.35    28.63    0.03        2.40          9.27
------------------------------------------------------------------------------------
10/31/99                        22.14    28.35    0.15        1.45         35.51
------------------------------------------------------------------------------------
10/31/98                        20.82    22.14    0.04        1.44         12.92
------------------------------------------------------------------------------------
10/31/97                        16.30    20.82    0.02        0.62         32.59
------------------------------------------------------------------------------------
10/31/96                        13.28    16.30    0.09        0.32         26.55
------------------------------------------------------------------------------------
10/31/95                        10.65    13.28    0.02        0.10         26.18
------------------------------------------------------------------------------------
6/16/94* - 10/31/94             10.00    10.65    0.00        0.00          6.50+
----------------------------------------------------------------------------------
Total                                            $0.40       $9.71
----------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(1)/

Six Months Ended 4/30/02+                                                (7.92)%
--------------------------------------------------------------------------------
Year Ended 4/30/02                                                      (30.57)
--------------------------------------------------------------------------------
Five Years Ended 4/30/02                                                  6.17
--------------------------------------------------------------------------------
6/16/94* through 4/30/02                                                 11.52
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN/(1)/

6/16/94* through 4/30/02                                                135.90%
------------------------------------------------------------------------------

(1) Assumes the reinvestment of all dividends and capital gain distributions.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 *   Commencement of operations.


    10 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Growth of $10,000 Invested in Shares of the Alliance Growth Portfolio vs. S&P 500 Index
                            and Russell 1000 Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002

                                    [CHART]

          Alliance Growth Portfolio   S&P 500 Index   Russell 1000 Index
          -------------------------   -------------   ------------------
6/16/94             $10,000              $10,000          $10,000
10/94                10,650               10,324           10,191
10/95                13,428               13,053           12,612
10/96                17,007               16,018           15,501
10/97                22,549               21,159           20,236
10/98                25,463               25,817           24,039
10/99                34,504               32,442           30,189
10/00                37,702               34,413           32,925
10/01                25,619               25,847           24,351
4/30/02              23,590               26,444           25,172

+Hypothetical illustration of $10,000 invested in shares of the Alliance Growth
 Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    11 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                        VAN KAMPEN ENTERPRISE PORTFOLIO


 HISTORICAL PERFORMANCE



                              Net Asset Value
                              ----------------
                              Beginning End of  Income   Capital Gain     Total
Period Ended                  of Period Period Dividends Distributions  Returns/(1)/
------------------------------------------------------------------------------------
4/30/02                        $11.81   $11.80   $0.00      $ 0.00         (0.08)%+
------------------------------------------------------------------------------------
10/31/01                        25.60    11.81    0.00**      4.77        (37.52)
------------------------------------------------------------------------------------
10/31/00                        25.52    25.60    0.00**      3.73         13.92
------------------------------------------------------------------------------------
10/31/99                        20.56    25.52    0.07        0.39         26.48
------------------------------------------------------------------------------------
10/31/98                        19.89    20.56    0.05        1.17          8.97
------------------------------------------------------------------------------------
10/31/97                        15.37    19.89    0.05        0.00         29.81
------------------------------------------------------------------------------------
10/31/96                        12.89    15.37    0.04        0.40         23.35
------------------------------------------------------------------------------------
10/31/95                        10.38    12.89    0.02        0.03         24.74
------------------------------------------------------------------------------------
6/16/94* - 10/31/94             10.00    10.38    0.00        0.00          3.80+
----------------------------------------------------------------------------------
Total                                            $0.23      $10.49
----------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(1)/

Six Months Ended 4/30/02+             (0.08)%
---------------------------------------------
Year Ended 4/30/02                   (15.89)
---------------------------------------------
Five Years Ended 4/30/02               3.29
---------------------------------------------
6/16/94* through 4/30/02               9.43
----------------------------------------

 CUMULATIVE TOTAL RETURN/(1)/

6/16/94* through 4/30/02 103.23%
------------------------------
(1) Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.
** Amount represents less than $0.01 per share.



    12 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Growth of $10,000 Invested in Shares of the
                      Van Kampen Enterprise Portfolio vs.
                 S&P 500 Index and Russell 1000 Growth Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002

                                    [CHART]

                 Van Kampen                      Russell 1000
            Enterprise Portfolio  S&P 500 Index  Growth Index
            --------------------  -------------  ------------
6/16/94            $10,000           $10,000       $10,000
10/94               10,380            10,324        10,602
10/95               12,948            13,053        13,698
10/96               15,972            16,018        16,719
10/97               20,733            21,159        21,815
10/98               22,592            25,817        27,192
10/99               28,576            32,442        36,505
10/00               32,554            34,413        39,910
10/01               20,340            25,847        23,968
4/30/02             20,323            26,444        23,458


+Hypothetical illustration of $10,000 invested in shares of the Van Kampen
 Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    13 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                APRIL 30, 2002


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


 SHARES                            SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 96.8%
Capital Goods -- 6.1%
 71,300 Danaher Corp.                                                 $    5,103,654
 80,100 Emerson Electric Co.                                               4,276,539
300,000 General Electric Co.                                               9,465,000
131,673 Illinois Tool Works Inc.                                           9,493,623
 50,000 Textron, Inc.                                                      2,459,000
-----------------------------------------------------------------------------------
                                                                          30,797,816
-----------------------------------------------------------------------------------
Consumer Cyclicals -- 9.9%
213,696 Carnival Corp.                                                     7,118,214
413,400 Cendant Corp.*                                                     7,437,066
198,900 The Gap, Inc.                                                      2,806,479
325,000 Gemstar-TV Guide International, Inc. *                             2,912,000
153,000 The Interpublic Group of Cos., Inc.                                4,724,640
225,000 J.C. Penney Co., Inc.                                              4,891,500
172,000 Masco Corp.                                                        4,833,200
157,579 The McGraw-Hill Cos., Inc.                                        10,083,480
 20,000 Omnicom Group Inc.                                                 1,744,800
 90,000 The TJX Cos., Inc.                                                 3,922,200
-----------------------------------------------------------------------------------
                                                                          50,473,579
-----------------------------------------------------------------------------------
Consumer Staples -- 5.7%
114,700 Kimberly-Clark Corp.                                               7,469,264
145,000 Kraft Foods Inc.                                                   5,950,800
185,000 McDonald's Corp.                                                   5,254,000
185,000 Philip Morris Cos. Inc.                                           10,069,550
-----------------------------------------------------------------------------------
                                                                          28,743,614
-----------------------------------------------------------------------------------
Energy -- 11.4%
137,300 BP PLC, Sponsored ADR                                              6,974,840
 74,300 ChevronTexaco Corp.                                                6,442,553
269,968 Conoco Inc.                                                        7,572,602
309,200 El Paso Corp.                                                     12,368,000
395,000 Exxon Mobil Corp.                                                 15,867,150
447,600 The Williams Cos., Inc.                                            8,549,160
-----------------------------------------------------------------------------------
                                                                          57,774,305
-----------------------------------------------------------------------------------
Financial Services -- 21.1%
413,000 American Express Co.                                              16,937,130
150,200 Fannie Mae                                                        11,855,286
153,000 Freddie Mac                                                        9,998,550
543,100 J.P. Morgan Chase & Co.                                           19,062,810
194,900 Mellon Financial Corp.                                             7,359,424
213,300 Merrill Lynch & Co., Inc.                                          8,945,802


                      See Notes to Financial Statements.


   14 Travelers Series Fund Inc.  | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


 SHARES                            SECURITY                               VALUE
-----------------------------------------------------------------------------------
Financial Services -- 21.1% (continued)
159,300 Morgan Stanley Dean Witter & Co.                              $   7,601,796
 80,000 Washington Mutual, Inc.                                           3,018,400
437,300 Wells Fargo & Co.                                                22,367,895
----------------------------------------------------------------------------------
                                                                        107,147,093
----------------------------------------------------------------------------------
Healthcare -- 5.3%
261,400 Bristol-Myers Squibb Co.                                          7,528,320
138,200 Eli Lilly & Co.                                                   9,128,110
179,300 Wyeth                                                            10,220,100
----------------------------------------------------------------------------------
                                                                         26,876,530
----------------------------------------------------------------------------------
Insurance -- 9.0%
150,000 American International Group, Inc.                               10,368,000
134,300 The Chubb Corp.                                                  10,300,810
170,200 The Hartford Financial Services Group, Inc.                      11,794,860
132,200 Marsh & McLennan Cos., Inc.                                      13,362,776
----------------------------------------------------------------------------------
                                                                         45,826,446
----------------------------------------------------------------------------------
Oil and Gas Drilling -- 3.5%
192,854 Diamond Offshore Drilling, Inc.                                   6,001,617
331,400 Transocean Sedco Forex Inc.                                      11,764,700
----------------------------------------------------------------------------------
                                                                         17,766,317
----------------------------------------------------------------------------------
Raw and Intermediate Materials -- 4.7%
221,700 Alcoa Inc.                                                        7,544,451
360,000 The Dow Chemical Co.                                             11,448,000
 83,100 Nucor Corp.                                                       4,857,195
----------------------------------------------------------------------------------
                                                                         23,849,646
----------------------------------------------------------------------------------
Technology -- 7.5%
397,000 BMC Software, Inc.*                                               5,740,620
269,076 Comverse Technology, Inc.*                                        3,236,984
177,100 Electronic Data Systems Corp.                                     9,609,446
 72,700 First Data Corp.                                                  5,778,923
101,800 International Business Machines Corp.                             8,526,768
600,000 Sun Microsystems, Inc.*                                           4,908,000
----------------------------------------------------------------------------------
                                                                         37,800,741
----------------------------------------------------------------------------------
Telecommunications -- 8.8%
228,600 ALLTEL Corp.                                                     11,315,700
329,600 SBC Communications Inc.                                          10,237,376
663,400 Sprint Corp.                                                     10,514,890
316,500 Verizon Communications Inc.                                      12,694,815
----------------------------------------------------------------------------------
                                                                         44,762,781
----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


   SHARES                            SECURITY                               VALUE
-------------------------------------------------------------------------------------
Utilities -- 3.8%
    189,000 American Electric Power Co., Inc.                            $  8,656,200
    187,000 Duke Energy Corp.                                               7,167,710
     65,000 Exelon Corp.                                                    3,529,500
------------------------------------------------------------------------------------
                                                                           19,353,410
------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $471,313,574)                     491,172,278
------------------------------------------------------------------------------------
   FACE
  AMOUNT                             SECURITY                               VALUE
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
$16,167,000 J.P. Morgan Chase & Co., 1.850% due 5/1/02; Proceeds at
             maturity -- $16,167,831; (Fully collateralized by U.S.
             Treasury Notes, Bonds and Strips, 0.000% to 12.000% due
             5/15/02 to 8/15/28; Market value -- $16,650,056)
             (Cost -- $16,167,000)                                         16,167,000
------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $487,480,574**)           $507,339,278
------------------------------------------------------------------------------------

*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                           ALLIANCE GROWTH PORTFOLIO


  SHARES                      SECURITY                         VALUE
------------------------------------------------------------------------
COMMON STOCK -- 92.3%
Airlines -- 0.8%
  229,300 Continental Airlines, Inc., Class B Shares*      $   5,961,800
------------------------------------------------------------------------
Banking -- 13.3%
  636,400 Bank of America Corp.                               46,126,272
  455,000 Bank One Corp.                                      18,595,850
  898,812 J.P. Morgan Chase & Co.                             31,548,301
------------------------------------------------------------------------
                                                              96,270,423
------------------------------------------------------------------------
Biotechnology and Drugs -- 8.1%
  351,900 Cardinal Health, Inc.                               24,369,075
   80,000 Human Genome Sciences, Inc.*                         1,259,200
  239,000 Pfizer Inc.                                          8,687,650
  226,000 Pharmacia Corp.                                      9,317,980
  182,000 Schering-Plough Corp.                                4,968,600
  181,000 Wyeth                                               10,317,000
------------------------------------------------------------------------
                                                              58,919,505
------------------------------------------------------------------------
Broadcasting and Cable -- 14.4%
  642,200 Adelphia Communications Corp., Class A Shares*       3,866,044
  124,500 AOL Time Warner Inc.*                                2,367,990
   76,000 Cablevision Systems -- NY Group, Class A Shares*     1,786,000
1,118,000 Charter Communications, Inc., Class A Shares*        9,156,420
  435,000 Comcast Corp., Class A Special Shares*              11,636,250
3,374,156 Liberty Media Corp., Class A Shares*                36,103,469
   39,400 The News Corp. Ltd., Sponsored ADR                   1,039,372
3,479,100 UnitedGlobalCom, Inc., Class A Shares*              18,787,140
  409,423 Viacom Inc., Class B Shares*                        19,283,823
------------------------------------------------------------------------
                                                             104,026,508
------------------------------------------------------------------------
Business Services -- 2.3%
  293,780 Arbitron Inc.*                                      10,097,219
  298,900 Ceridian Corp.*                                      6,659,492
------------------------------------------------------------------------
                                                              16,756,711
------------------------------------------------------------------------
Energy -- 5.5%
  165,200 Apache Corp                                          9,636,116
  108,000 Baker Hughes Inc.                                    4,069,440
1,772,192 BP PLC                                              15,113,956
  160,000 GlobalSantaFe Corp.                                  5,614,400
  123,000 Transocean Sedco Forex Inc                           4,366,500
   27,400 Valero Energy Corp.                                  1,182,584
------------------------------------------------------------------------
                                                              39,982,996
------------------------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                           ALLIANCE GROWTH PORTFOLIO


  SHARES                SECURITY                    VALUE
-------------------------------------------------------------
Financial Services -- 8.1%
   60,500 Capital One Financial Corp.           $   3,623,345
  190,000 Fannie Mae                               14,996,700
1,124,762 MBNA Corp.                               39,872,813
-------------------------------------------------------------
                                                   58,492,858
-------------------------------------------------------------
Healthcare -- 1.4%
   55,000 Guidant Corp.*                            2,068,000
   80,000 HCA Inc.                                  3,823,200
  100,000 Medtronic, Inc.                           4,469,000
-------------------------------------------------------------
                                                   10,360,200
-------------------------------------------------------------
Insurance -- 10.4%
  227,000 AFLAC Inc.                                6,787,300
  589,397 American International Group, Inc.       40,739,121
   29,200 Anthem, Inc.*                             1,991,440
  185,000 The PMI Group, Inc.                      15,007,200
   52,400 The Principal Financial Group, Inc.*      1,456,720
  127,900 Wellpoint Health Networks Inc.*           9,602,732
-------------------------------------------------------------
                                                   75,584,513
-------------------------------------------------------------
Leisure -- 2.5%
  998,215 Cendant Corp.*                           17,957,888
-------------------------------------------------------------
Multi-Industry -- 4.3%
  634,000 General Electric Co.                     20,002,700
   97,000 Honeywell International Inc.              3,557,960
  427,442 Tyco International Ltd.                   7,886,305
-------------------------------------------------------------
                                                   31,446,965
-------------------------------------------------------------
Real Estate -- 2.6%
  443,700 JP Realty, Inc.                          11,709,243
  215,000 Koger Equity, Inc.                        3,938,800
  101,900 The Macerich Co.                          2,990,765
-------------------------------------------------------------
                                                   18,638,808
-------------------------------------------------------------
Retail -- 1.3%
  207,550 The Home Depot, Inc.                      9,624,094
-------------------------------------------------------------
Technology -- 10.3%
  178,414 DST Systems, Inc.*                        8,817,220
  126,000 Electronic Data Systems Corp.             6,836,760
1,232,600 Flextronics International Ltd.*          17,071,510
  127,700 International Business Machines Corp.    10,696,152
1,695,000 Lucent Technologies Inc.*                 7,797,000
  265,000 Micron Technology, Inc.*                  6,280,500


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                           ALLIANCE GROWTH PORTFOLIO


   SHARES                            SECURITY                              VALUE
------------------------------------------------------------------------------------
Technology -- 10.3% (continued)
    276,000 Microsoft Corp.*                                            $ 14,423,760
    251,816 Sanmina-SCI Corp.*                                             2,618,886
------------------------------------------------------------------------------------
                                                                          74,541,788
------------------------------------------------------------------------------------
Telecommunications -- 6.9%
  1,101,632 AT&T Wireless Services Inc. *                                  9,859,606
    521,200 Loral Space & Communications Ltd.*                             1,026,764
  1,271,100 Millicom International Cellular S.A.*                          5,470,814
    274,400 Nextel Communications, Inc., Class A Shares*                   1,511,944
    416,000 Sprint Corp.                                                   5,986,240
    302,000 Sprint Corp. (PCS Group)*                                      3,385,420
 14,048,732 Vodafone Group PLC                                            22,663,206
------------------------------------------------------------------------------------
                                                                          49,903,994
------------------------------------------------------------------------------------
Tobacco -- 0.1%
     21,300 Loews Corp. -- Carolina Group*                                   699,066
------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $788,682,220)                                       669,168,117
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Broadcasting and Cable -- 0.1%
     12,100 Adelphia Communications Corp., 5.50% Cumulative, Series D
            (Cost -- $2,242,589)                                             611,050
------------------------------------------------------------------------------------
   FACE
  AMOUNT                             SECURITY                              VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 7.6%
$55,200,000 Federal Home Loan Mortgage Corp., Discount Notes due 5/1/02
            (Cost -- $55,200,000)                                         55,200,000
------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $846,124,809**)                                    $724,979,167
------------------------------------------------------------------------------------

*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO

  SHARES                        SECURITY                          VALUE
---------------------------------------------------------------------------
COMMON STOCK -- 98.3%
Advertising -- 0.7%
    36,000 The Interpublic Group of Cos., Inc.                 $  1,111,680
---------------------------------------------------------------------------
Appliances -- 0.4%
    14,300 Maytag Corp.                                             659,945
---------------------------------------------------------------------------
Automotive -- 0.6%
    16,800 Lear Corp.*                                              863,688
---------------------------------------------------------------------------
Basic Materials -- 0.7%
    18,500 PPG Industries, Inc.                                     967,735
---------------------------------------------------------------------------
Biotechnology -- 4.7%
    13,100 Allergan, Inc.                                           863,421
    27,300 Amgen Inc.*                                            1,443,624
    18,000 Biogen, Inc.*                                            782,460
    35,700 Bristol-Myers Squibb Co.                               1,028,160
    13,000 IDEC Pharmaceuticals Corp.*                              714,350
    16,800 Mylan Laboratories Inc.                                  444,864
    39,800 Pharmacia Corp.                                        1,640,954
---------------------------------------------------------------------------
                                                                  6,917,833
---------------------------------------------------------------------------
Broadcasting/Cable -- 1.0%
    19,600 Clear Channel Communications, Inc.*                      920,220
    23,000 Comcast Corp., Class A Special Shares*                   615,250
---------------------------------------------------------------------------
                                                                  1,535,470
---------------------------------------------------------------------------
Business Services -- 1.5%
    31,800 Affiliated Computer Services, Inc., Class A Shares*    1,719,426
    10,900 Automatic Data Processing, Inc.                          554,156
---------------------------------------------------------------------------
                                                                  2,273,582
---------------------------------------------------------------------------
Consumer Products and Services -- 1.3%
   103,900 Cendant Corp.*                                         1,869,161
---------------------------------------------------------------------------
Electronics -- 1.2%
    63,100 Celestica Inc.*                                        1,747,870
---------------------------------------------------------------------------
Energy -- 4.9%
    32,500 Baker Hughes Inc.                                      1,224,600
    63,300 Conoco Inc.                                            1,775,565
    14,800 EOG Resources, Inc.                                      629,740
    36,500 GlobalSantaFe Corp.                                    1,280,785
    29,800 Noble Drilling Corp.*                                  1,291,830
    16,800 Phillips Petroleum Co.                                 1,004,808
---------------------------------------------------------------------------
                                                                  7,207,328
---------------------------------------------------------------------------


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO

  SHARES                SECURITY                  VALUE
-----------------------------------------------------------
Financial Services -- 12.5%
    12,800 American Express Co.                $    524,928
    21,500 Bank of America Corp.                  1,558,320
    22,800 Bank One Corp.                           931,836
     9,900 The Bear Stearns Cos. Inc.               613,206
     5,700 Capital One Financial Corp.              341,373
    14,600 Countrywide Credit Industries, Inc.      681,966
    25,000 Fannie Mae                             1,973,250
    10,900 Fifth Third Bancorp                      747,631
    18,500 FleetBoston Financial Corp.              653,050
    26,200 Freddie Mac                            1,712,170
     7,000 Household International, Inc.            408,030
    22,050 J.P. Morgan Chase & Co.                  773,955
    19,600 Lehman Brothers Holdings Inc.          1,156,400
    11,200 MBIA Inc.                                604,016
    14,400 MBNA Corp.                               510,480
    18,000 Merrill Lynch & Co., Inc.                754,920
     8,900 SunTrust Banks, Inc.                     605,022
    12,200 T. Rowe Price Group Inc.                 427,854
     6,900 USA Education Inc.                       661,365
    23,900 Wachovia Corp.                           909,156
    28,400 Washington Mutual, Inc.                1,071,532
    17,800 Wells Fargo & Co.                        910,470
-----------------------------------------------------------
                                                 18,530,930
-----------------------------------------------------------
Food and Beverage -- 2.6%
    11,500 PepsiCo, Inc.                            596,850
    59,700 Philip Morris Cos. Inc.                3,249,471
-----------------------------------------------------------
                                                  3,846,321
-----------------------------------------------------------
Healthcare -- 8.2%
     8,400 Aetna, Inc.                              399,840
    27,100 Alcon, Inc.*                             939,015
    27,600 Baxter International Inc.              1,570,440
    23,300 Gilead Sciences, Inc.*                   725,096
    30,900 Guidant Corp.*                         1,161,840
    38,900 Johnson & Johnson                      2,484,154
    17,800 Lincare Holdings Inc.*                   560,344
     7,900 St. Jude Medical, Inc.*                  657,359
    10,800 Tenet Healthcare Corp.*                  792,396
    16,900 UnitedHealth Group Inc.                1,483,989
    18,400 WellPoint Health Networks, Inc.*       1,381,472
-----------------------------------------------------------
                                                 12,155,945
-----------------------------------------------------------


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO

  SHARES                   SECURITY                     VALUE
-----------------------------------------------------------------
Hotel/Casino -- 1.8%
    23,400 MGM MIRAGE*                               $    939,510
    63,500 Park Place Entertainment Corp.*                781,050
    27,300 Starwood Hotels & Resorts Worldwide, Inc.    1,031,940
-----------------------------------------------------------------
                                                        2,752,500
-----------------------------------------------------------------
Instruments/Controls -- 1.1%
    33,500 Boston Scientific Corp.*                       834,820
     9,400 Johnson Controls, Inc.                         810,750
-----------------------------------------------------------------
                                                        1,645,570
-----------------------------------------------------------------
Insurance -- 2.3%
    11,900 The Allstate Corp.                             472,906
    25,125 American International Group, Inc.           1,736,640
     6,200 Marsh & McLennan Cos., Inc.                    626,696
    13,400 Torchmark Corp.                                547,926
-----------------------------------------------------------------
                                                        3,384,168
-----------------------------------------------------------------
Machinery -- 0.7%
    19,500 Ingersoll-Rand Co., Class A Shares             974,025
-----------------------------------------------------------------
Multi-Industry -- 3.2%
    97,000 General Electric Co.                         3,060,350
    36,800 Honeywell International Inc.                 1,349,824
    21,400 Tyco International Ltd.                        394,830
-----------------------------------------------------------------
                                                        4,805,004
-----------------------------------------------------------------
Paper and Paper Products -- 0.9%
    33,100 International Paper Co.                      1,371,333
-----------------------------------------------------------------
Pharmaceuticals -- 5.5%
    32,800 Abbott Laboratories                          1,769,560
    16,500 Biovail Corp.*                                 623,205
    13,900 Merck & Co., Inc.                              755,326
   111,650 Pfizer Inc.                                  4,058,478
    17,900 Wyeth                                        1,020,300
-----------------------------------------------------------------
                                                        8,226,869
-----------------------------------------------------------------
Publishing -- 1.2%
    11,900 Gannett Co., Inc.                              872,270
    18,500 The New York Times Co., Class A Shares         861,360
-----------------------------------------------------------------
                                                        1,733,630
-----------------------------------------------------------------
Restaurants -- 1.0%
    16,600 Darden Restaurants, Inc.                       662,340
    13,400 Tricon Global Restaurants, Inc.*               845,004
-----------------------------------------------------------------
                                                        1,507,344
-----------------------------------------------------------------


                      See Notes to Financial Statements.


    22 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO

  SHARES                             SECURITY                              VALUE
------------------------------------------------------------------------------------
Retail -- 11.0%
    14,600 AutoZone, Inc.*                                              $  1,109,600
    15,500 Best Buy Co., Inc.*                                             1,152,425
    19,055 CDW Computer Centers, Inc.*                                     1,044,214
    17,600 Costco Wholesale Corp.*                                           707,520
    34,500 Federated Department Stores, Inc.*                              1,370,685
    42,200 The Home Depot, Inc.                                            1,956,814
    10,600 Kohl's Corp.*                                                     781,220
    46,800 The Limited, Inc.                                                 896,688
    26,700 Lowe's Cos., Inc.                                               1,129,143
    63,100 Office Depot, Inc.*                                             1,207,734
    28,300 Sears, Roebuck and Co.                                          1,492,825
    32,800 The TJX Cos., Inc.                                              1,429,424
    37,700 Wal-Mart Stores, Inc.                                           2,105,922
------------------------------------------------------------------------------------
                                                                          16,384,214
------------------------------------------------------------------------------------
Semiconductors -- 8.2%
   227,900 Agere Systems Inc., Class A Shares*                               966,296
    20,000 Analog Devices, Inc.*                                             739,200
    24,000 Applied Materials, Inc.*                                          583,680
    28,000 Fairchild Semiconductor International Corp., Class A Shares*      754,320
    58,400 Flextronics International Ltd.*                                   808,840
    37,600 Intel Corp.                                                     1,075,736
    22,800 International Rectifier Corp.*                                  1,051,536
     9,700 KLA-Tencor Corp.*                                                 572,009
    33,300 Lam Research Corp.*                                               854,478
    10,200 Linear Technology Corp.                                           396,372
    38,500 LSI Logic Corp.*                                                  494,725
    11,900 National Semiconductor Corp.*                                     375,088
    15,300 Novellus Systems, Inc.*                                           725,220
    20,000 QLogic Corp.*                                                     914,200
    19,300 STMicroelectronics N.V., NY Shares                                594,247
    20,300 Texas Instruments Inc.                                            627,879
    15,600 Xilinx, Inc.*                                                     589,056
------------------------------------------------------------------------------------
                                                                          12,122,882
------------------------------------------------------------------------------------
Technology -- 16.6%
    56,200 AOL Time Warner Inc.*                                           1,068,924
    34,200 Autodesk, Inc.                                                    628,938
    53,800 BMC Software, Inc.*                                               777,948
    29,800 Cadence Design Systems, Inc.*                                     610,304
   138,800 Cisco Systems, Inc.*                                            2,033,420
    39,500 Computer Associates International, Inc.                           734,700
    50,000 Dell Computer Corp.*                                            1,317,000
    40,200 Electronic Data Systems Corp.                                   2,181,252
    46,500 EMC Corp.*                                                        425,010


                      See Notes to Financial Statements.


    23 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO

  SHARES                        SECURITY                          VALUE
---------------------------------------------------------------------------
Technology -- 16.6% (continued)
     24,500 First Data Corp.                                   $  1,947,505
     15,400 Fiserv, Inc.*                                           684,684
     20,300 International Business Machines Corp.                 1,700,328
     16,600 Intuit Inc.*                                            650,388
    221,300 Lucent Technologies Inc.*                             1,017,980
     81,500 Microsoft Corp.*                                      4,259,190
     31,850 Oracle Corp.*                                           319,774
     20,100 PeopleSoft, Inc.*                                       465,717
     35,300 Symantec Corp.*                                       1,249,973
            Taiwan Semiconductor Manufacturing Co. Ltd.,
     65,200  Sponsored ADR                                        1,154,040
     30,200 Tech Data Corp.*                                      1,429,668
--------------------------------------------------------------------------
                                                                 24,656,743
--------------------------------------------------------------------------
Telecommunications -- 2.4%
     23,800 Amdocs Ltd.*                                            517,174
     45,900 Motorola, Inc.                                          706,860
     29,100 Nokia Corp., Sponsored ADR                              473,166
     21,200 QUALCOMM Inc.*                                          639,392
    104,700 Sprint Corp. (PCS Group)*                             1,173,687
--------------------------------------------------------------------------
                                                                  3,510,279
--------------------------------------------------------------------------
Textiles/Apparel -- 1.0%
     39,900 Jones Apparel Group, Inc.*                            1,554,105
--------------------------------------------------------------------------
Transportation -- 1.1%
     43,400 CSX Corp.                                             1,569,778
--------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $156,793,842)                              145,885,932
--------------------------------------------------------------------------
   FACE
  AMOUNT                        SECURITY                          VALUE
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.7%
$ 2,562,000 Student Loan Marketing Association, Discount
            Notes, 1.790% due 5/1/02
            (Cost -- $2,562,000)                                  2,562,000
--------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $159,355,842**)                           $148,447,932
--------------------------------------------------------------------------

 *  Non-income producing security
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt

                      See Notes to Financial Statements.

    24 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)    APRIL 30, 2002



                                   Smith Barney
                                    Large Cap      Alliance      Van Kampen
                                      Value         Growth       Enterprise
                                    Portfolio      Portfolio     Portfolio
   --------------------------------------------------------------------------
   ASSETS:
    Investments, at
      value (Cost -- $487,480,574,
      $846,124,809 and
      $159,355,842, respectively)  $507,339,278  $ 724,979,167  $148,447,932
    Cash                                     --         75,006           104
    Receivable for securities
      sold                           20,592,099        261,153       454,901
    Dividends and interest
      receivable                        550,568        413,621        52,487
    Other assets                          3,802             --         4,592
   --------------------------------------------------------------------------
    Total Assets                    528,485,747    725,728,947   148,960,016
   --------------------------------------------------------------------------
   LIABILITIES:
    Payable for securities
      purchased                      27,295,854             --       160,711
    Management fee payable              296,965        478,757       276,844
    Payable to bank                      46,298             --            --
    Accrued expenses                     34,882         57,396        31,835
   --------------------------------------------------------------------------
    Total Liabilities                27,673,999        536,153       469,390
   --------------------------------------------------------------------------
   Total Net Assets                $500,811,748  $ 725,192,794  $148,490,626
   --------------------------------------------------------------------------
   NET ASSETS:
    Par value of capital shares    $        281  $         472  $        126
    Capital paid in excess of
      par value                     478,335,019    956,880,683   201,586,974
    Undistributed net investment
      income                         11,573,917      5,559,587       572,447
    Accumulated net realized
      loss from security
      transactions                   (8,956,173)  (116,102,306)  (42,761,011)
    Net unrealized appreciation
      (depreciation) of
      investments                    19,858,704   (121,145,642)  (10,907,910)
   --------------------------------------------------------------------------
   Total Net Assets                $500,811,748  $ 725,192,794  $148,490,626
   --------------------------------------------------------------------------
   Shares Outstanding                28,099,054     47,230,821    12,584,462
   --------------------------------------------------------------------------
   Net Asset Value                       $17.82         $15.35        $11.80
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.


    25 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF OPERATIONS (UNAUDITED)


For the Six Months Ended April 30, 2002

                                       Smith Barney
                                        Large Cap        Alliance      Van Kampen
                                          Value           Growth       Enterprise
                                        Portfolio        Portfolio     Portfolio
   --------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividends                          $ 5,141,757     $   4,678,865  $    752,850
    Interest                               346,941           640,256        29,672
    Less: Foreign withholding tax          (15,993)          (48,486)       (1,116)
   -------------------------------------------------------------------------------
    Total Investment Income              5,472,705         5,270,635       781,406
   -------------------------------------------------------------------------------
   EXPENSES:
    Management fee (Note 2)              1,684,648         3,345,827       582,916
    Shareholder communications              18,122            22,811         5,130
    Custody                                 17,338            35,704        10,660
    Audit and legal                         15,868            14,478        11,731
    Directors' fees                         10,550            13,289         3,329
    Shareholder and system
      servicing fees                         8,130             8,132         8,433
    Other                                    2,862             6,319         4,042
   -------------------------------------------------------------------------------
    Total Expenses                       1,757,518         3,446,560       626,241
   -------------------------------------------------------------------------------
   Net Investment Income                 3,715,187         1,824,075       155,165
   -------------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES (NOTE 3):
    Realized Gain (Loss) From:
      Security transactions
       (excluding short-term
       securities)                      (7,291,359)     (102,332,889)   (6,061,599)
      Foreign currency
       transactions                             --            19,140            --
   -------------------------------------------------------------------------------
    Net Realized Loss                   (7,291,359)     (102,313,749)   (6,061,599)
   -------------------------------------------------------------------------------
    Change in Net Unrealized
      Appreciation
    (Depreciation) of
      Investments:
      Beginning of period                6,015,338      (160,458,776)  (17,745,233)
      End of period                     19,858,704      (121,145,642)  (10,907,910)
   -------------------------------------------------------------------------------
    Change in Net
      Unrealized Appreciation
      (Depreciation)                    13,843,366        39,313,134     6,837,323
   -------------------------------------------------------------------------------
   Net Gain (Loss) on Investments        6,552,007       (63,000,615)      775,724
   -------------------------------------------------------------------------------
   Increase (Decrease) in Net
    Assets From Operations             $10,267,194     $ (61,176,540) $    930,889
   -------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    26 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

     Smith Barney Large Cap Value Portfolio         2002          2001
     ----------------------------------------------------------------------
     OPERATIONS:
      Net investment income                     $  3,715,187  $  7,859,985
      Net realized loss                           (7,291,359)   (1,600,516)
      Increase (decrease) in net unrealized
        appreciation                              13,843,366   (72,907,926)
     ---------------------------------------------------------------------
      Increase (Decrease) in Net Assets From
        Operations                                10,267,194   (66,648,457)
     ---------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                               --    (7,600,169)
      Net realized gains                                  --   (19,526,123)
     ---------------------------------------------------------------------
      Decrease in Net Assets
        From Distributions to Shareholders                --   (27,126,292)
     ---------------------------------------------------------------------
     FUND SHARE TRANSACTIONS (NOTE 9):
      Net proceeds from sale of shares            22,566,473    64,117,694
      Net asset value of shares issued for
        reinvestment of dividends                         --    27,126,292
      Cost of shares reacquired                  (35,722,277)  (47,079,626)
     ---------------------------------------------------------------------
      Increase (Decrease) in Net Assets From
        Fund Share Transactions                  (13,155,804)   44,164,360
     ---------------------------------------------------------------------
     Decrease in Net Assets                       (2,888,610)  (49,610,389)
     NET ASSETS:
      Beginning of period                        503,700,358   553,310,747
     ---------------------------------------------------------------------
      End of period*                            $500,811,748  $503,700,358
     ---------------------------------------------------------------------
     * Includes undistributed net investment
      income of:                                 $11,573,917    $7,858,730
     ---------------------------------------------------------------------


                      See Notes to Financial Statements.


   27  Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

   Alliance Growth Portfolio                       2002           2001
   -------------------------------------------------------------------------
   OPERATIONS:
    Net investment income                     $   1,824,075  $    3,411,881
    Net realized loss                          (102,313,749)    (28,781,251)
    Increase (decrease) in net unrealized
      appreciation                               39,313,134    (398,592,741)
   ------------------------------------------------------------------------
    Decrease in Net Assets From Operations      (61,176,540)   (423,962,111)
   ------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                --      (2,079,161)
    Net realized gains                                   --    (153,147,325)
   ------------------------------------------------------------------------
    Decrease in Net Assets
      From Distributions to Shareholders                 --    (155,226,486)
   ------------------------------------------------------------------------
   FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of shares              8,396,181      45,194,803
    Net asset value of shares issued for
      reinvestment of dividends                          --     155,226,486
    Cost of shares reacquired                   (66,548,229)   (146,663,179)
   ------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From
      Fund Share Transactions                   (58,152,048)     53,758,110
   ------------------------------------------------------------------------
   Decrease in Net Assets                      (119,328,588)   (525,430,487)
   NET ASSETS:
    Beginning of period                         844,521,382   1,369,951,869
   ------------------------------------------------------------------------
    End of period*                            $ 725,192,794  $  844,521,382
   ------------------------------------------------------------------------
   * Includes undistributed net investment
    income of:                                   $5,559,587      $3,716,372
   ------------------------------------------------------------------------


                      See Notes to Financial Statements.


    28 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

    Van Kampen Enterprise Portfolio                2002           2001
    -----------------------------------------------------------------------
    OPERATIONS:
     Net investment income                     $    155,165  $     417,410
     Net realized loss                           (6,061,599)   (35,805,820)
     Increase (decrease) in net unrealized
       appreciation                               6,837,323    (82,141,467)
    ----------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Operations                                   930,889   (117,529,877)
    ----------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                               --           (128)
     Net realized gains                                  --    (53,981,182)
    ----------------------------------------------------------------------
     Decrease in Net Assets
       From Distributions to Shareholders                --    (53,981,310)
    ----------------------------------------------------------------------
    FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares               924,880      3,496,358
     Net asset value of shares issued for
       reinvestment of dividends                         --     53,981,310
     Cost of shares reacquired                  (18,227,037)   (51,697,834)
    ----------------------------------------------------------------------
     Increase (Decrease) in Net
       Assets From Fund Share Transactions      (17,302,157)     5,779,834
    ----------------------------------------------------------------------
    Decrease in Net Assets                      (16,371,268)  (165,731,353)
    NET ASSETS:
     Beginning of period                        164,861,894    330,593,247
    ----------------------------------------------------------------------
     End of period*                            $148,490,626  $ 164,861,894
    ----------------------------------------------------------------------
    * Includes undistributed net investment
     income of:                                    $572,447       $417,282
    ----------------------------------------------------------------------


                      See Notes to Financial Statements.


   29 Travelers Series Fund Inc.  | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: AIM Capital Appreciation, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Strategic Bond, formerly known as Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method;
(i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of




    30 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Alliance Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Alliance Growth Portfolio ("AGP") and the Van Kampen Enterprise Portfolio ("VKEP"). AGP and VKEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen Asset Management, Inc. ("VKAM"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAM are responsible for the day-to-day portfolio operations and investment





    31 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKEP.

Travelers Bank & Trust, fsb. ("TB&T''), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the six months ended April 30, 2002, SSB and its affiliates received brokerage commissions of $72,444.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                          Smith Barney     Alliance   Van Kampen
                         Large Cap Value    Growth    Enterprise
               --------------------------------------------------
               Purchases  $154,505,799   $207,298,337 $62,468,853
               --------------------------------------------------
               Sales       137,775,661    263,109,765  82,157,494
               --------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                            Smith Barney      Alliance     Van Kampen
                                           Large Cap Value     Growth      Enterprise
---------------------------------------------------------------------------------------
Gross unrealized appreciation               $ 50,146,033   $  71,859,676  $  9,940,374
Gross unrealized depreciation                (30,287,329)   (193,005,318)  (20,848,284)
---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)  $ 19,858,704   $(121,145,642) $(10,907,910)
---------------------------------------------------------------------------------------





    32 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, AGP and VKEP did not hold any futures contracts.

6. Option Contracts

AGP and VKEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss


33    Travelers Series Fund Inc.   |   2002 Semi-Annual Report to Shareholders
will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At April 30, 2002, AGP and VKEP did not hold any purchased call or put option contracts.

When AGP and VKEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2002, AGP and VKEP did not enter into any written covered call or put option contracts.

7. Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current


34    Travelers Series Fund Inc.   |   2002 Semi-Annual Report to Shareholders
market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2002, SBLCV and AGP did not have any securities on loan.

8. Capital Loss Carryforward

At October 31, 2001, the Portfolios had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $1,588,000, $12,711,000 and $34,852,000 for SBLCV, AGP and
VKEP, respectively, expiring October 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

9. Capital Shares

At April 30, 2002, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                           Six Months Ended    Year Ended
                                            April 30, 2002  October 31, 2001
    ------------------------------------------------------------------------
    Smith Barney Large Cap Value Portfolio
    Shares sold                                1,237,136        3,185,830
    Shares issued on reinvestment                     --        1,383,995
    Shares reacquired                         (1,966,975)      (2,424,758)
    ------------------------------------------------------------------------
    Net Increase (Decrease)                     (729,839)       2,145,067
    ------------------------------------------------------------------------
    Alliance Growth Portfolio
    Shares sold                                  493,168        1,918,863
    Shares issued on reinvestment                     --        7,568,332
    Shares reacquired                         (3,935,364)      (6,666,029)
    ------------------------------------------------------------------------
    Net Increase (Decrease)                   (3,442,196)       2,821,166
    ------------------------------------------------------------------------
    Van Kampen Enterprise Portfolio
    Shares sold                                   73,544          180,768
    Shares issued on reinvestment                     --        4,007,521
    Shares reacquired                         (1,454,489)      (3,136,988)
    ------------------------------------------------------------------------
    Net Increase (Decrease)                   (1,380,945)       1,051,301
    ------------------------------------------------------------------------


35    Travelers Series Fund Inc.   |   2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Large
Cap Value Portfolio       2002/(1)/    2001     2000    1999   1998/(2)/  1997
--------------------------------------------------------------------------------
Net Asset
 Value, Beginning of
 Period                    $17.47    $ 20.74   $19.83  $18.94   $17.90   $14.84
-------------------------------------------------------------------------------
Income (Loss) From
 Operations:
 Net investment income       0.14       0.26     0.30    0.27     0.31     0.25
 Net realized and
   unrealized gain (loss)    0.21      (2.56)    1.34    1.38     1.47     3.16
-------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                  0.35      (2.30)    1.64    1.65     1.78     3.41
-------------------------------------------------------------------------------
Less Distributions From:
 Net investment income         --      (0.27)   (0.26)  (0.24)   (0.21)   (0.18)
 Net realized gains            --      (0.70)   (0.47)  (0.52)   (0.53)   (0.17)
-------------------------------------------------------------------------------
Total Distributions            --      (0.97)   (0.73)  (0.76)   (0.74)   (0.35)
-------------------------------------------------------------------------------
Net Asset
 Value, End of Period      $17.82    $ 17.47   $20.74  $19.83   $18.94   $17.90
-------------------------------------------------------------------------------
Total Return                 2.00%++  (11.58)%   8.62%   8.52%    9.65%   23.38%
-------------------------------------------------------------------------------
Net Assets, End of
 Period (millions)           $501       $504     $553    $544     $424     $287
-------------------------------------------------------------------------------
Ratios to Average Net
 Assets:
 Expenses                    0.68%+     0.67%    0.66%   0.67%    0.68%    0.69%
 Net investment income       1.45+      1.42     1.45    1.35     1.59     2.01
-------------------------------------------------------------------------------
Portfolio Turnover Rate        28%        29%      23%     43%      36%      46%
-------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    36 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Alliance Growth Portfolio                  2002/(1)/     2001    2000    1999    1998    1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $16.67     $28.63   $28.35  $22.14  $20.82  $16.30
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.04       0.07     0.05    0.02    0.11    0.05
  Net realized and unrealized gain (loss)    (1.36)     (8.60)    2.66    7.79    2.69    5.11
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.32)     (8.53)    2.71    7.81    2.80    5.16
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --      (0.05)   (0.03)  (0.15)  (0.04)  (0.02)
  Net realized gains                            --      (3.38)   (2.40)  (1.45)  (1.44)  (0.62)
-----------------------------------------------------------------------------------------------
Total Distributions                             --      (3.43)   (2.43)  (1.60)  (1.48)  (0.64)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $15.35     $16.67   $28.63  $28.35  $22.14  $20.82
-----------------------------------------------------------------------------------------------
Total Return                                 (7.92)%++ (32.05)%   9.27%  35.51%  12.92%  32.59%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $725       $845   $1,370  $1,166    $775    $545
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.84%+     0.82%    0.81%   0.82%   0.82%   0.82%
  Net investment income                       0.44+      0.31     0.17    0.14    0.59    0.32
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         27%        46%      47%     54%     40%     66%
-----------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    37 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Van Kampen
Enterprise Portfolio                       2002/(1)/     2001     2000    1999    1998    1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.81     $25.60   $25.52   $20.56  $19.89  $15.37
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                0.02       0.03    (0.06)    0.00*   0.06    0.06
  Net realized and unrealized gain (loss)    (0.03)     (9.05)    3.87     5.42    1.83    4.51
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.01)     (9.02)    3.81     5.42    1.89    4.57
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --      (0.00)*  (0.00)*  (0.07)  (0.05)  (0.05)
  Net realized gains                            --      (4.77)   (3.73)   (0.39)  (1.17)     --
-----------------------------------------------------------------------------------------------
Total Distributions                             --      (4.77)   (3.73)   (0.46)  (1.22)  (0.05)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.80     $11.81   $25.60   $25.52  $20.56  $19.89
-----------------------------------------------------------------------------------------------
Total Return                                 (0.08)%++ (37.52)%  13.92%   26.48%   8.97%  29.81%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $148       $165     $331     $313    $249    $197
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.75%+     0.74%    0.72%    0.73%   0.73%   0.74%
  Net investment income (loss)                0.19+      0.18    (0.22)    0.01    0.35    0.41
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         39%       107%     117%     120%     68%     75%
-----------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
* Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    38 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



      DIRECTORS                        INVESTMENT MANAGERS
      A.E. Cohen                       Smith Barney Fund Management LLC
      Robert A. Frankel                Travelers Investment Adviser, Inc.
      Michael Gellert
      Rainer Greeven                   CUSTODIAN
      Susan M. Heilbron                State Street Bank and
      Heath B. McLendon,                Trust Company
        Chairman
                                       ANNUITY
      Victor K. Atkins,                ADMINISTRATION
        Emeritus                       Travelers Annuity Investor Services
                                       5 State House Square
      OFFICERS                         1 Tower Square
      Heath B. McLendon                Hartford, Connecticut 06183
      President and
      Chief Executive Officer

      Lewis E. Daidone
      Senior Vice President
      and Treasurer

      Giri Bogavelli, CFA
      Investment Officer

      Steven Craige, CFA
      Investment Officer

      Christina T. Sydor
      Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004


 SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0802 6/02

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                 SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

                      SALOMON BROTHERS STRATEGIC BOND PORTFOLIO
              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Travelers Series
Fund Inc.

[PHOTO]
HEATH B. MCLENDON
Chairman


Dear Shareholder:
Enclosed herein is the semi-annual report for the Travelers Series Fund
Inc. -- Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Bond Portfolio (formerly known as Salomon Brothers Global High Yield Portfolio) ("Portfolio(s)"), for the period ended April 30, 2002./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Smith Barney International All Cap Growth Portfolio
Performance Update
For the six months ended April 30, 2002, the Smith Barney International All Cap Growth Portfolio ("Portfolio") returned 0.27%. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned 5.53%. Past performance is not indicative of future results.

Investment Strategy
As "bottom-up"/3/ managers, we look for companies that have the following qualities and characteristics: experienced, effective management teams; a commitment to achieving long-term growth and above-average earnings growth; and an ability to cultivate and leverage sustainable competitive advantages. While a sector or region may have winners and losers, we believe that attractive companies stand by their marketplace strategy, leadership and management.


--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
3Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


    1 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Market Review
The period encompassed a sharp economic slowdown in the aftermath of the terrorist attacks in the U.S. and signs of renewed growth. Fortunately, policymakers reduced interest rates to levels not seen in decades, keeping consumer demand reasonably vibrant.

In the first trimester of 2002, we witnessed a re-acceleration of global growth led by improvement in manufacturing orders and the rebuilding of inventory levels, which were drawn down during the significant manufacturing cutbacks of 2001. Yet, most major developed equity markets (except Japan) struggled to post positive returns. Although a worsening backdrop of political strife in the Middle East has given pause to investors, we all hope for peaceful progress.

The collapse of several high-profile companies that carried substantial debt on their balance sheets has shifted investor appetite from sectors with complexity. Investors now crave clarity, transparency, and defensive predictability. Sectors that we favored in the portfolio in the past, such as telecommunications and technology, remain under pressure as business capital investment shows continued signs of restraint.

Portfolio Review and Outlook
We have added a few defensive growth stocks to broaden diversity in the Portfolio. Recent additions include retailer Tesco and energy giant BP of the United Kingdom. We have also increased our Japanese equity exposure in recent months from a very underweight position, as we believe valuations are inexpensive in a global context and consumer sentiment has shown a recent improvement in sympathy with firming industrial production. Recent Japanese additions to the portfolio include Nomura Securities, Mabuchi Motor and Tokyo Electron.

In recent weeks, the mighty U.S. dollar has begun to weaken versus the euro and yen. This has helped non-U.S. equity assets outperform the U.S. stock market in the first four months of 2002. We believe this may mark the beginning of a new trend of gradual dollar weakness, with a beneficial effect on the Portfolio's net asset value.

Top Holdings
Our top holdings in the Portfolio reflect an eclectic mix of investment themes and portfolio emphasis. Our top holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and stable, visionary managements.



    2 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

The past six months have been marked by indecisive equity markets and challenged by government policy changes, economic slowdown, creditworthiness concerns, earnings deterioration in key industries, and a sharp swing of investor sentiment. The result has been heightened equity market volatility.

We thank you for your confidence in our investment approach. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.

Salomon Brothers Strategic Bond Portfolio
Performance Update
For the six months ended April 30, 2002, the Salomon Brothers Strategic Bond Portfolio ("Portfolio") returned 2.92%. In comparison, the J.P. Morgan Global Bond Index/4/--Unhedged returned negative 2.13% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio primarily seeks high current income and, secondarily, capital appreciation by investing primarily in the debt securities of U.S. and foreign companies, banks and governments, including those in emerging markets.

U.S. Bonds -- Market and Portfolio Review
The fixed-income markets have been volatile in the past six months as investors grew more optimistic about an economic recovery, and equity markets have bounced back from their post-September 11 lows. As the fourth quarter of 2001 began, investors were still jittery in the wake of the terrorist attacks, but a series of encouraging economic reports sparked a major shift in investor sentiment toward the end of the year. Overcoming their risk aversion, investors sold off investment-grade bonds and reallocated funds into riskier asset classes, such as equities and high-yield bonds.

However, central banks remained cautious and continued to lower interest rates through the end of 2001. The U.S. Federal Reserve Board ("Fed") cut rates twice during the period, leaving the federal funds rate ("fed funds rate")/5/ at a 40-year low of 1.75%. As a result, the yield curve continued to steepen as yields on short-term bonds declined following the Fed's rate cuts. Meanwhile, rates on longer-maturity bonds rose on expectations that the increasing signs of recovery would eventually lead to an end of the Fed's easing cycle.

--------
4 The J.P. Morgan Global Bond Index is a broad-based unmanaged index of domestic and foreign bonds. Please note that an investor cannot invest directly in an index.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


    3 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns, resulting in solid performance for the higher-quality bond sectors. However, increasingly robust economic data in January and February once again turned investors' attention toward the prospect of a strong economic rebound. In response, the investment-grade sector saw a sharp sell-off during March, with expectations that the Fed, having left interest rates unchanged at its January meeting, was positioning itself for a possible rate increase later this year. High-yield bonds, however, were buoyed by the improvement in investor sentiment, increasing strength in the equity markets and evidence of economic growth.

With the end of the Fed's easing cycle, higher-quality bonds have been much more sensitive to a potential increase in interest rates, which is typically the case after a long easing cycle. As reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring, interest rates rose and prices for higher-quality bonds, particularly U.S. Treasury securities, were the most negatively affected.

For the six months ended April 30, 2002, the top-performing industries in the high-yield bond market included containers, automotive, aerospace, lodging and airlines. The containers sector rebounded from lower raw-material prices and depressed levels in 2000. The automotive, aerospace, lodging and airlines industries recovered from significant price declines in September 2001 related to increased fears of a dramatic slowdown in travel and greater economic uncertainty.

The worst performing industry groups during the six-month period included telecommunications, cable, utilities and supermarkets/drugstores. The telecommunications sector suffered as declining asset values, excess capacity, and weaker than expected revenue growth caused many companies to enter into Chapter 11 bankruptcy. The bankruptcy of a large European cable company and off-balance-sheet debt at Adelphia Communications adversely impacted the cable industry. The utilities sector suffered due to accounting and balance-sheet concerns sparked by the downfall of several corporations. A more competitive environment for food and drug retailers led by investment-grade companies adversely impacted the supermarkets/drugstores sector.

In terms of credit quality, BB, B and CCC rated issues generated returns of 7.06%, 6.33% and 9.86%, respectively (as measured by the SSB High Yield Index), as CCC issues rallied from oversold levels in September.

The Portfolio benefited during the fiscal year from underweightings in the telecommunications, cable, and utilities sectors. Underweightings in the containers, automotive, and airlines industries adversely affected the Portfolio's performance.

    4 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

During the six months, the Portfolio responded to market conditions by increasing its positions in the containers and healthcare sectors and by reducing its positions in consumer products, energy, gaming, and retail.

The average market yield at April 30, 2002 was 10.82%, down from 12.39% at October 31, 2001. In addition, the spread/6/ over U.S. Treasury securities finished the period at 634 basis points/7/, tightening from 867 basis points at October 31, 2001.

U.S. Bonds -- Market and Portfolio Outlook
The recession appears to have been much milder than economists and investors thought it would be. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The deep tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to robust growth during the first quarter. However, we believe that growth in the second half 2002 will be more moderate. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investments recover moderately later in the year. We are expecting that inflation will remain low, which should keep the Fed from raising interest rates at least until the end of August.

Going forward, valuations in the high-yield market continue to appear attractive at yields in excess of 10.75%, yet we remain somewhat cautious as we believe that several factors, including: (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) the potential for Fed interest-rate hikes, (vi) further accounting scares and (vii) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that we believe present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower quality investment-grade and investment-grade/high-yield bonds.

Emerging-Markets Debt -- Market and Portfolio Review
Emerging-markets debt performed well and returned 7.38% for the Portfolio's semi-annual period, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/8/. Although lack of improving developments in Argentina

--------
6 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
7 A basis point is 0.01%, or one one-hundredth of a percent.
8 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.


    5 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders continued to weigh on the asset class, Argentina's impact on emerging markets is diminishing. Argentine debt returned negative 49.47% for the period, and it now reflects only 2.2% of the EMBI+ index composition, down from 22% in January 2001. In spite of the difficult period for the global financial markets, 13 out of 18 emerging-market countries outperformed the EMBI+'s return for the Portfolio's semi-annual period.

During the six months ended April 30, the Fed eased (i.e., reduced) the fed funds rate from 2.50% to 1.75%. The combination of a weak economy, uncertainty about downside risks and low and falling inflation heavily influenced the Fed's thinking. The three meetings held thus far in 2002 have done little to change the Fed's neutral bias on the outlook for the economy. Accordingly, Chairman Greenspan has decided to keep rates unchanged at 1.75%, a 40-year low.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility during the six months covered in this report. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry, a slowing U.S. economy and fears of disruptions caused by Middle East tensions. Oil prices traded in a wide range during the period, from $17.45 to $27.29 per barrel as investors focused on declining demand. Prices closed the semi-annual period at $27.29 per barrel.

Latin America
Latin American debt as a region returned 0.22% for the six-month period as measured by the EMBI+. The region is no longer heavily influenced by Argentina due to the December 2001 index rebalancing. Positive performance from Ecuadorian debt (42.44%), Brazilian debt (17.87%), Peruvian debt (12.58%), Panamian debt (9.96%) and Venezuelan debt (9.19%) all contributed to the region's performance. Mexican debt, which has tended to be low-volatility by emerging-markets standards, returned 7.53% for the semi-annual period and was upgraded to investment-grade status by Standard & Poor's from BB+ to BBB-. The Mexican economy is expected to continue to be closely linked with the U.S. economy.

Ecuadorian debt returned 42.44% for the Portfolio' semi-annual period, as measured by the EMBI+. This was the best performance in the EMBI+. Under President Noboa's administration, the country continues to post positive Gross Domestic Product ("GDP")/9/ growth and better credit fundamentals, largely due to better tax collection and higher oil prices. Talks with the International Mone-

--------
 9 GDP is the market value of goods and services produced by labor and property in a given country.


    6 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders tary Fund ("IMF")/10/ continued in April and an agreement to obtain additional financing should be forthcoming in June.

Brazilian debt returned 17.87% during the six months covered in this report, as measured by the EMBI+. The breakaway from Argentine contagion and return to positive performance was the most convincing change in the Latin sector during the period. The events in November and December showed that the historically close relationship between Brazilian and Argentine securities has diminished dramatically. The upcoming Presidential elections in October will be an important referendum on the reforms achieved by the Cardosa administration. We believe the elections will cause some near-term volatility, but believe that Brazil is well positioned to withstand this volatility.

Eastern Europe/Middle East/Africa
Non-Latin American countries' debt, which represents 40% of the EMBI+'s market capitalization, largely outperformed the Latin American region for the period, returning 21.90%.

Russian debt, the second-best performer for the Portfolio's semi-annual period, returned 32.79%, as measured by the EMBI+. In May, Fitch Ratings, an international rating agency, upgraded the Russian Federation's long-term foreign-currency rating to BB- from B+, and changed the outlook on the long-term ratings to positive from stable. Fitch expects that under President Putin's leadership, the Russian authorities will continue to introduce and implement structural reforms, which will be vital to raising living standards and diversifying the economy.

Turkish debt returned 21.16% for the period, as measured by the EMBI+. The country continues to benefit from its strategic importance and its commitment to an economic program. This has resulted in solid international support, which in turn has contributed to a resurgence in domestic confidence, a lowering of interest rates and a stronger currency.

Emerging-Markets Debt -- Market Outlook
The last six months have seen a number of positive rating actions for a broad range of emerging-market countries, including Mexico, Korea, Brazil, Malaysia, Turkey, Russia, Ukraine, Pakistan, Peru and the Philippines. EMBI+ sovereign/11/ spreads closed the semi-annual period at 619 basis points over U.S. Treasuries.

--------
10 The IMF is an organization of 183 countries established to promote international monetary cooperation, exchange stability a nd orderly exchange arrangements.
11 Sovereign bonds are bonds issued by non-U.S. governments.


    7 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

We feel this spread level is attractive given the combination of strategic inflows into the asset class, a more robust global recovery, and the relatively limited external financing needs for key emerging markets. While the emerging-debt market has already performed very strongly year-to-date, we believe the fundamental outlook for a number of emerging-market countries continues to improve. Accordingly, we remain positive on the market over the medium term.

Thank you for investing in the Travelers Series Fund Inc. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2002

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 21 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of April 30, 2002 and is subject to change.


    8 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

 HISTORICAL PERFORMANCE



                      Net Asset Value
                    -------------------
                    Beginning    End     Income   Capital Gain   Total
Period Ended        of Period of Period Dividends Distributions Returns+
--------------------------------------------------------------------------
4/30/02              $11.18    $11.21     $0.00       $0.00        0.27%++
--------------------------------------------------------------------------
10/31/01              18.52     11.18      0.00        0.00      (39.63)
--------------------------------------------------------------------------
10/31/00              16.92     18.52      0.13        0.00       10.18
--------------------------------------------------------------------------
10/31/99              12.60     16.92      0.05        0.00       34.73
--------------------------------------------------------------------------
10/31/98              13.23     12.60      0.00        0.00       (4.76)
--------------------------------------------------------------------------
10/31/97              12.18     13.23      0.01        0.00        8.73
--------------------------------------------------------------------------
10/31/96              10.48     12.18      0.01        0.00       16.36
--------------------------------------------------------------------------
10/31/95              10.55     10.48      0.00        0.00       (0.66)
--------------------------------------------------------------------------
6/16/94* - 10/31/94   10.00     10.55      0.00        0.00        5.50++
--------------------------------------------------------------------------
Total                                     $0.20       $0.00
--------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                                           0.27%
--------------------------------------------------------------------------
Year Ended 4/30/02                                                 (25.37)
--------------------------------------------------------------------------
Five Years Ended 4/30/02                                            (2.12)
--------------------------------------------------------------------------
6/16/94* through 4/30/02                                             1.62
--------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through 4/30/02 13.46%
-------------------------------
+ Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    9 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
            Smith Barney International All Cap Growth Portfolio vs.
                               MSCI EAFE Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002


                                [CHART]

                Smith Barney
               International
               All Cap Growth     MSCI EAFE
                 Portfolio          Index
                 ---------          ------
6/16/1994          10,000           10,000
  10/1994          10,550           10,443
  10/1995          10,480           10,436
  10/1996          12,194           11,563
  10/1997          13,259           12,133
  10/1998          12,628           13,340
  10/1999          17,013           16,413
  10/2000          18,745           15,956
  10/2001          11,316           11,966
4/30/2002          11,346           12,627


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 International All Cap Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  10    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO

 HISTORICAL PERFORMANCE



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain   Total
   Period Ended        of Period of Period Dividends Distributions Returns+
   -------------------------------------------------------------------------
   4/30/02              $10.27    $10.57     $0.00       $0.00       2.92%++
   -------------------------------------------------------------------------
   10/31/01               9.89     10.27      0.68        0.00      10.99
   -------------------------------------------------------------------------
   10/31/00              10.22      9.89      0.77        0.00       4.34
   -------------------------------------------------------------------------
   10/31/99              10.97     10.22      0.65        0.00      (0.96)
   -------------------------------------------------------------------------
   10/31/98              12.52     10.97      0.66        0.64      (2.50)
   -------------------------------------------------------------------------
   10/31/97              12.45     12.52      0.46        0.58       9.32
   -------------------------------------------------------------------------
   10/31/96              10.77     12.45      0.42        0.00      20.07
   -------------------------------------------------------------------------
   10/31/95               9.95     10.77      0.10        0.00       9.37
   -------------------------------------------------------------------------
   6/16/94* - 10/31/94   10.00      9.95      0.00        0.00      (0.50)++
   -------------------------------------------------------------------------
   Total                                     $3.74       $1.22
   -------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                                               2.92%
------------------------------------------------------------------------------
Year Ended 4/30/02                                                       8.63
------------------------------------------------------------------------------
Five Years Ended 4/30/02                                                 3.99
------------------------------------------------------------------------------
6/16/94* through 4/30/02                                                 6.52
------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through 4/30/02                                                 64.41%
-------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    11 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
                 Salomon Brothers Strategic Bond Portfolio vs.
                  J.P. Morgan Global Bond Index -- Unhedged+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002

                                    [CHART]

                      Salomon Brothers            J.P. Morgan Global
                  Strategic Bond Portfolio      Bond Index - Unhedged
                  ------------------------      ---------------------
6/16/1994                $10,000                      $10,000
  10/1994                  9,950                       10,391
  10/1995                 10,882                       11,985
  10/1996                 13,066                       12,716
  10/1997                 14,284                       13,161
  10/1998                 13,927                       14,869
  10/1999                 13,793                       14,429
  10/2000                 14,392                       13,759
  10/2001                 15,974                       14,413
4/30/2002                 16,441                       14,106


+Hypothetical illustration of $10,000 invested in shares of the Salomon
 Brothers Strategic Bond Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The J.P. Morgan Global Bond
 Index -- Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  12    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                  APRIL 30, 2002


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO


SHARES                  SECURITY                  VALUE
-----------------------------------------------------------
STOCKS -- 100%
Australia -- 1.1%
1,420,000 John Fairfax Holdings Ltd.           $  2,716,665
-----------------------------------------------------------
Canada -- 3.5%
  250,000 Celestica Inc. (a)                      6,975,891
  164,000 Patheon, Inc. (a)                       1,299,114
-----------------------------------------------------------
                                                  8,275,005
-----------------------------------------------------------
China -- 0.3%
  800,000 China Unicom Ltd. (a)(b)                  779,582
-----------------------------------------------------------
Denmark -- 1.1%
   86,000 Novo Nordisk A/S (b)                    2,520,223
-----------------------------------------------------------
Finland -- 2.7%
  400,000 Nokia Oyj                               6,499,280
-----------------------------------------------------------
France -- 6.8%
  240,000 Axa (b)                                 5,089,343
   65,000 Groupe Danone (b)                       8,603,798
   81,000 STMicroelectronics N.V. (a)             2,516,307
-----------------------------------------------------------
                                                 16,209,448
-----------------------------------------------------------
Germany -- 6.1%
   60,000 Aixtron AG                                945,472
   20,000 Allianz AG (b)                          4,708,452
  160,000 Deutsche Telekom AG (b)                 2,123,621
   31,000 SAP AG                                  4,036,636
  110,000 Stinnes AG                              2,783,291
-----------------------------------------------------------
                                                 14,597,472
-----------------------------------------------------------
Hong Kong -- 10.5%
   25,000 China Mobile (Hong Kong) Ltd. (a)(b)       81,901
  613,524 HSBC Holdings PLC (b)                   7,296,318
  986,500 Hutchison Whampoa Ltd.                  8,632,927
   54,000 Johnson Electric Holdings Ltd.             82,048
2,808,000 Li & Fung Ltd.                          4,500,548
  483,557 Sun Hung Kai Properties Ltd. (b)        4,216,139
-----------------------------------------------------------
                                                 24,809,881
-----------------------------------------------------------
Ireland -- 4.7%
  484,619 Bank of Ireland                         5,651,058
  200,000 CRH PLC                                 3,466,732
  253,755 Irish Continental Group PLC             1,987,895
-----------------------------------------------------------
                                                 11,105,685
-----------------------------------------------------------
Israel  -- 0.9%
  100,000 Amdocs Ltd. (a)(b)                      2,173,000
-----------------------------------------------------------


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO


SHARES                     SECURITY                       VALUE
--------------------------------------------------------------------
Italy -- 2.7%
  275,000 Sanpaolo IMI S.p.A. (b)                       $  3,063,105
  740,000 Telecom Italia Mobile S.p.A. (b)                 3,231,715
--------------------------------------------------------------------
                                                           6,294,820
--------------------------------------------------------------------
Japan -- 13.3%
  380,000 JGC CORP.                                        2,677,202
  200,000 Kao Corp.                                        3,907,983
   26,000 MABUCHI MOTOR Co., Ltd.                          2,546,261
   65,000 Murata Manufacturing Co., Ltd.                   4,113,892
  192,000 Nomura Holdings, Inc. (b)                        2,675,489
      300 NTT Data Corp.                                   1,338,212
      850 NTT DoCoMo, Inc. (b)                             2,161,146
  119,000 PIONEER CORP.                                    2,348,410
   18,000 Seven-Eleven Japan Co., Ltd.                       674,010
   40,000 SONY CORP.                                       2,148,612
  205,000 Terumo Corp.                                     3,030,594
   33,000 Tokyo Electron Ltd.                              2,373,750
   54,000 Trend Micro Inc. (a)                             1,454,517
--------------------------------------------------------------------
                                                          31,450,078
--------------------------------------------------------------------
Mexico -- 4.0%
3,350,080 Wal-Mart de Mexico S.A. de C.V.                  9,401,099
--------------------------------------------------------------------
Netherlands -- 2.0%
   75,000 Heineken N.V. (b)                                3,376,687
   24,200 IHC Caland N.V.                                  1,358,662
--------------------------------------------------------------------
                                                           4,735,349
--------------------------------------------------------------------
Norway -- 2.3%
  720,000 Tomra Systems ASA                                5,482,451
--------------------------------------------------------------------
Singapore -- 4.6%
  524,000 DelGro Corp., Ltd.                                 748,799
  290,000 Singapore Press Holdings, Ltd.                   3,600,099
2,000,000 Singapore Technologies Engineering, Ltd.         2,317,305
  450,000 Venture Manufacturing (Singapore) Ltd. (b)       4,220,806
--------------------------------------------------------------------
                                                          10,887,009
--------------------------------------------------------------------
Spain -- 4.7%
  453,000 Amadeus Global Travel Distribution S.A.          3,014,409
  500,000 Indra Sistemas, S.A.                             4,421,209
   63,400 Sogecable, S.A. (a)(b)                           1,314,749
  221,876 Telefonica, S.A.                                 2,373,484
--------------------------------------------------------------------
                                                          11,123,851
--------------------------------------------------------------------


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO


SHARES                  SECURITY                   VALUE
------------------------------------------------------------
Sweden -- 3.0%
  183,000 Assa Abloy AB (b)                     $  2,365,306
  250,000 Securitas AB (b)                         4,640,428
------------------------------------------------------------
                                                   7,005,734
------------------------------------------------------------
Switzerland -- 7.5%
  200,000 Mettler-Toledo International Inc. (a)    7,690,000
  240,000 Novartis AG                             10,056,424
------------------------------------------------------------
                                                  17,746,424
------------------------------------------------------------
United Kingdom -- 18.2%
1,400,000 Capita Group PLC                         7,784,802
1,075,000 Compass Group PLC                        6,686,161
  230,000 Diageo PLC                               3,052,015
  902,000 Hays PLC                                 2,263,113
  318,000 Jardine Lloyd Thompson Group PLC         3,080,273
  860,081 Misys PLC                                3,207,154
1,850,000 Serco Group PLC                          7,181,405
1,152,000 Taylor Nelson Sofres PLC                 3,968,479
  640,000 Tesco Corp. (a)                          2,451,750
2,192,373 Vodafone Group PLC                       3,536,704
------------------------------------------------------------
                                                  43,211,856
------------------------------------------------------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $216,904,740*)               $237,024,912
------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 9).
 *  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO

   FACE
  AMOUNT                              SECURITY                               VALUE
-------------------------------------------------------------------------------------
BONDS -- 78.3%
Algeria -- 0.4%
           Republic of Algeria:
$   13,500   Loan Tranche 1, 2.875% due 9/4/06                            $    12,825
    70,588   Loan Tranche 3, 2.875% due 3/4/10                                 65,647
-------------------------------------------------------------------------------------
                                                                               78,472
-------------------------------------------------------------------------------------
Brazil -- 3.0%
   750,000 Republic of Brazil, 11.000% due 8/17/40 (a)                        585,000
-------------------------------------------------------------------------------------
Bulgaria -- 0.9%
   200,000 Bulgaria FLIRB, Series A, 2.813% due 7/28/12                       183,563
-------------------------------------------------------------------------------------
Canada -- 0.4%
    50,000 Rogers Cable Systems Ltd., 10.125% due 9/1/12                       52,562
    25,000 Rogers Cantel, 8.800% due 10/1/07                                   23,000
-------------------------------------------------------------------------------------
                                                                               75,562
-------------------------------------------------------------------------------------
Colombia -- 0.5%
   110,000 Republic of Colombia, 11.750% due 2/25/20                          109,175
-------------------------------------------------------------------------------------
Ecuador -- 1.2%
   400,000 Republic of Ecuador, 5.000% due 8/15/30                            231,000
-------------------------------------------------------------------------------------
Mexico -- 2.2%
   400,000 United Mexican States, 8.375% due 1/14/11                          428,000
-------------------------------------------------------------------------------------
Morocco -- 0.7%
   139,914 Kingdom of Morocco, Restructured Debentures, 2.781% due 1/5/09     130,120
-------------------------------------------------------------------------------------
Panama -- 0.5%
   111,111 Republic of Panama IRB, 4.750% due 7/17/14                         101,250
-------------------------------------------------------------------------------------
Peru -- 1.3%
           Republic of Peru:
   150,000   4.000% due 3/7/17                                                108,750
   183,150   4.500% due 3/7/17 (a)                                            144,230
-------------------------------------------------------------------------------------
                                                                              252,980
-------------------------------------------------------------------------------------
Philippines -- 0.4%
    70,000 Republic of Philippines, 9.875% due 1/15/19                         72,319
-------------------------------------------------------------------------------------
Poland -- 0.6%
   112,700 Republic of Poland, 6.000% due 10/27/14                            113,630
-------------------------------------------------------------------------------------
Russia -- 4.3%
           Russian Federation:
   253,109   8.250% due 3/31/10                                               248,917
   875,401   5.000% due 3/31/30                                               607,309
-------------------------------------------------------------------------------------
                                                                              856,226
-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO

   FACE
  AMOUNT                            SECURITY                               VALUE
-----------------------------------------------------------------------------------
Turkey -- 0.9%
           Republic of Turkey:
$   50,000  11.500% due 1/23/12                                         $    52,313
   113,000  11.875% due 1/15/30                                             117,887
-----------------------------------------------------------------------------------
                                                                            170,200
-----------------------------------------------------------------------------------
United States -- 60.4%
    50,000 Acetex Corp., 10.875 due 8/1/09                                   52,250
    25,000 Advance Stores Co. Inc., 10.250% due 4/15/08                      26,625
    50,000 AdvancePCS, 8.500% due 4/1/08                                     53,000
           Allied Waste North America, Series B, 10.000% due 8/1/09
    50,000  (a)(b)                                                           51,625
    25,000 American Cellular Corp., 9.500% due 10/15/09                      15,875
    55,000 American Tower Corp., 9.375% due 2/1/09                           39,325
    50,000 AOL Time Warner Inc., 7.625% due 4/15/31                          46,800
    15,000 Applied Extrusion Technologies, 10.750% due 7/1/11 (c)            14,475
    50,000 Argosy Gaming Co., 10.750% due 6/1/09                             55,562
    25,000 Arvinmeritor Inc., 8.750% due 3/1/12                              26,743
   100,000 AT&T Wireless Services Inc., 8.750% due 3/1/31                    98,257
           Azurix Corp., Series B:
    25,000  10.375% due 2/15/07                                              22,625
    25,000  10.750% due 2/15/10                                              22,625
           Bank of America Corp., Medium Term Sr. Notes, 2.229% due
   200,000  10/22/04                                                        200,451
   250,000 Bayview Financial Acquisition Trust 2001, 3.150% due 8/25/36     272,578
    25,000 Berry Plastics Corp., 12.250% due 4/15/04                         25,375
    25,000 Beverly Enterprises, Inc., 9.625% due 4/15/09                     26,250
    50,000 Calpine Corp., 8.750% due 7/15/07                                 42,550
    50,000 Canandaigua Brands Inc., 8.500% due 3/1/09                        52,000
   100,000 Capital One Financial, 7.250% due 5/01/06                         96,918
    50,000 Capstar Hotel Co., 8.750% due 8/15/07                             49,750
           Charter Communications Holdings:
    75,000  10.250% due 1/15/10 (b)                                          71,813
    10,000  Step bond to yield 10.736% due 4/1/11                             7,000
    50,000 CMS Energy Corp., 9.875% due 10/15/07                             54,319
    25,000 Coast Hotels and Casinos, Inc., 9.500% due 4/1/09                 26,594
    50,000 Cole National Group Inc., 9.875% due 12/31/06                     52,813
    25,000 Compass Minerals Group Inc., 10.000% due 8/15/11 (c)              26,625
    25,000 CONMED Corp., 9.000% due 3/15/08                                  25,906
           Continental Mortgage Home Equity Loan Trust, 8.500% due
   225,000  4/25/29                                                         196,875
   100,000 Cox Communications Inc., 7.750% due 11/1/10                      101,575
    50,000 Crown Castle International Corp., 10.750% due 8/1/11 (a)          46,250
           CSC Holdings Inc.:
    50,000  9.875% due 2/15/13                                               51,250
    25,000  10.500% due 5/15/16                                              25,625
   129,041 Delta Funding NIM, Series 2000-1,12.500% due 10/26/30            129,041


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO

   FACE
  AMOUNT                            SECURITY                               VALUE
-----------------------------------------------------------------------------------
United States -- 60.4% (continued)
$  150,000 Devon Financing Corp., 6.875% due 9/30/11 (c)                $   152,176
    25,000 Dominion Fiber Ventures LLC, 7.050% due 3/15/05 (c)               24,305
           Echostar DBS Corp.:
    25,000  9.125% due 1/15/09 (c)                                           25,875
    50,000  9.375% due 2/1/09                                                52,375
    10,000 Elizabeth Arden Inc., Series B, 10.375% due 5/15/07                9,350
    25,000 Fedders North America Inc., 9.375% due 8/15/07                    17,812
           Federal Home Loan Mortgage Corp., Gold, 6.000% due 12/31/99
 1,250,000  (d)                                                           1,235,538
 3,000,000 Federal National Mortgage Association, 7.000% due 5/1/31 (d)   3,094,680
    50,000 Felcor Lodging Ltd. Partnership, 8.500% due 6/1/11                51,375
    25,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08                      24,375
    25,000 Fleming Cos. Inc., 10.125% due 4/1/08                             26,375
    25,000 Forest Oil Corp., 8.000% due 6/15/08                              25,687
    10,000 The Gap Inc., 8.800% due 12/15/08                                  9,934
    25,000 Georgia Pacific Corp., 7.500% due 5/15/06                         24,866
           Global Crossing Holdings Ltd.:
    10,000  9.125% due 11/15/06 (e)                                             200
    55,000  9.625% due 5/15/08 (e)                                            1,100
   100,000 The Goldman Sachs Group Inc., 6.600% due 1/15/12                  99,563
   360,000 Green Tree Home Equity Loan Trust, 7.880% due 9/15/30            386,035
    25,000 Grey Wolf Inc., 8.875% due 7/1/07                                 25,625
    50,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05                 51,937
    50,000 HCA, Inc., 6.910% due 6/15/05                                     51,500
    50,000 HMH Properties Inc., Series C, 8.450% due 12/1/08                 50,750
    25,000 Hollinger International Publishing, 9.250% due 2/1/06             25,812
   200,000 Household Finance Corp., 8.000% due 7/15/10 (b)                  215,198
    40,000 IASIS Healthcare Corp., 13.000% due 10/15/09                      41,000
    25,000 Icon Health & Fitness Inc., 11.250% due 4/1/12 (c)                24,625
    25,000 Insight Health Services Corp., 9.875% due 11/1/11 (c)             25,875
    25,000 Insight Midwest, 10.500% due 11/1/10                              26,500
    50,000 Iron Mountain Inc., 8.125% due 5/15/08                            50,500
    50,000 ISP Chemco Inc., 10.250% due 7/1/11 (c)                           52,750
   250,000 J.P. Morgan Chase Commercial Mortgage, Series
            2001-CIBC, Class A2, 6.001% due 4/15/33                         254,285
   150,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class
            A2, 6.780% due 6/15/31                                          158,915
    50,000 Levi Strauss & Co., 6.800% due 11/1/03                            49,250
    50,000 LIN Television Corp., 8.000% due 1/15/08 (c)                      51,125
    25,000 Mail-Well I Corp., Series B, 8.750% due 12/15/08                  22,500
    25,000 Mediacom Broadband LLC, 11.000% due 7/15/13 (c)                   26,812
    50,000 MGM Mirage Inc., 9.750% due 6/1/07                                55,375
   100,000 Morgan Stanley Dean Witter & Co., 6.600% due 4/1/12              100,127
   100,000 Nextel Communications, 9.375% due 11/15/09                        70,250


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO

   FACE
  AMOUNT                            SECURITY                                VALUE
------------------------------------------------------------------------------------
United States -- 60.4% (continued)
$   25,000 NextMedia Operating Inc., 10.750% due 7/1/11 (c)              $    27,063
           NTL Communications Corp.:
    10,000  Series A, 12.750% due 4/15/05                                      3,950
            Series B:
    60,000    11.500% due 2/1/06                                              23,700
    25,000    Step bond to yield 33.880% due 4/1/08                            8,750
    30,000  Step bond to yield 34.122% due 10/1/08                             9,750
    40,000 Ocean Energy, Series B, 8.375% due 7/1/08                          42,100
    50,000 OM Group Inc., 9.250% due 12/15/11 (c)                             52,000
    50,000 P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08              53,375
    50,000 Park Place Entertainment Corp., 8.125% due 5/15/11                 51,000
    25,000 PETCO Animal Supplies, Inc., 10.750% due 11/1/11 (c)               27,125
   250,000 Pillowtex Corp., 10.000% due 11/15/06 (e)                           3,750
    25,000 Pioneer Natural Resources Co., 9.625% due 4/1/10                   27,755
    50,000 Playtex Products Inc., 9.375% due 6/1/11                           53,437
    50,000 Price Communications Wireless Inc., 11.750% due 7/15/07            53,375
    25,000 Pride International Inc., 10.000% due 6/1/09                       27,312
    25,000 Qwest Capital Funding Inc., 7.000% due 8/3/09                      17,902
    25,000 R.H. Donnelly Inc., 9.125% due 6/1/08                              26,125
    25,000 Radio One Inc., 8.875% due 7/1/11 (c)                              26,406
    25,000 Radnor Holdings Corp., 10.000% due 12/1/03                         21,000
           Republic Technologies International, LLC, 13.750% due
   200,000  7/15/09 (e)                                                       14,000
    25,000 Rite Aid Corp., 11.250% due 7/1/08                                 20,875
    50,000 Riverwood International Co., 10.625% due 8/1/07                    52,875
    25,000 Rural Cellular Corp., 9.750% due 1/15/10 (c)                       20,625
   125,000 Safeway Inc., 7.250% due 2/1/31                                   129,205
    25,000 Saks Inc., 9.875% due 10/1/11                                      26,750
    50,000 SBA Communications Corp., 10.250% due 2/1/09                       36,250
    25,000 Sitel Corp., 9.250% due 3/15/06                                    23,875
    25,000 Smithfield Foods Inc., 8.000% due 10/15/09                         25,406
           Spectrasite Holdings Inc.:
    15,000  Series B, 10.750% due 3/15/10                                      7,575
    25,000  Step bond to yield 29.789% due 7/15/08                             9,250
   200,000 Sprint Capital Corp., Series 144 A, 8.375% due 3/15/12 (c)        197,232
           Starwood Hotels & Resorts Worldwide, Inc., 7.875% due
    25,000  5/1/12 (c)                                                        25,219
    50,000 Station Casinos Inc., 9.875% due 7/1/10                            54,563
    25,000 Stone Energy Corp., 8.250% due 12/15/11                            25,687
    25,000 Teekay Shipping Corp., 8.875% due 7/15/11                          26,250
    25,000 TeleCorp PCS Inc., 10.625% due 7/15/10                             28,625
           Telewest Communicaiton PLC, step bond to yield 23.448% due
    55,000  2/1/10                                                            19,525
    50,000 Tembec Industries Inc., 8.625% due 6/30/09                         52,250
    50,000 Triad Hospitals Inc., 8.750% due 5/1/09                            53,625
    25,000 Triton PCS Inc., 8.750% due 11/15/11                               23,500
   400,000 U.S. Treasury Bond, 6.250% due 5/15/30 (a)(b)                     429,782


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO

   FACE
  AMOUNT                            SECURITY                             VALUE
---------------------------------------------------------------------------------
United States -- 60.4% (continued)
$  250,000 U.S. Treasury Notes, 5.625% due 5/15/08 (a)(f)             $   261,656
    50,000 Unisys Corp., 8.125% due 6/1/06                                 51,250
           United Pan-Europe Communications N.V., Series B:
    25,000   11.250% due 2/1/10 (f)                                         3,375
    25,000   11.500% due 2/1/10 (f)                                         3,375
    50,000   Step bond to yield 30.473% due 11/1/09                         4,830
    30,000   Step bond to yield 40.527% due 2/1/10                          2,850
   193,616 US Airways, Inc., Series 003G, 7.890% due 3/1/19 (b)           200,335
    25,000 Vanguard Health Systems, 9.750% due 8/1/11                      26,438
    50,000 Viacom Inc., 6.625% due 5/15/11                                 50,442
    50,000 Vintage Petroleum, Inc., 9.750% due 6/30/09                     51,250
   200,000 Washington Mutual Finance, Corp., 6.875% due 5/15/11           206,158
    50,000 Western Gas Resources, Inc., 10.000% due 6/15/09                54,000
    25,000 Westport Resources Corp., 8.250% due 11/1/11 (c)                25,875
    50,000 The Williams Cos., Inc., 6.750% due 1/15/06                     49,786
    25,000 Winsloew Furniture Inc., Series B, 12.750% due 8/15/07 (b)      24,875
    50,000 World Color Press, Inc., 8.375% due 11/15/08                    52,199
    50,000 XEROX Cap Europe PLC, 5.875% due 5/15/04                        45,778
    50,000 Yell Finance B.V., 10.750% due 8/1/11                           55,000
    25,000 Young Broadcasting Inc., 8.500% due 12/15/08                    26,125
---------------------------------------------------------------------------------
                                                                       11,854,093
---------------------------------------------------------------------------------
Venezuela -- 0.6%
   142,855 Republic of Venezuela, 2.875% due 12/18/07                     118,034
---------------------------------------------------------------------------------
           TOTAL BONDS
           (Cost -- $15,429,788)                                       15,359,624
---------------------------------------------------------------------------------

 WARRANTS                           SECURITY                             VALUE
---------------------------------------------------------------------------------
WARRANTS (g) -- 0.0%
       200 Republic Technologies International, LLC, Expire 7/15/09             2
       200 Winsloew Furniture Inc., Expire 8/15/07                          2,100
---------------------------------------------------------------------------------
           TOTAL WARRANTS
           (Cost -- $1,521)                                                 2,102
---------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $15,431,309)                                       15,361,726
---------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002


                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO

   FACE
  AMOUNT                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 21.7%
$3,580,000 J.P. Morgan Chase & Co., 1.850% due 5/1/02; Proceeds at
            maturity -- $3,580,184; (Fully collateralized by U.S. Treasury Bills,
            Notes and Bonds, 0.000% to 14.000% due 5/2/02 to 4/15/29;
            Market value -- $3,688,822)                                           $ 3,580,000
   686,000 Morgan Stanley Dean Witter & Co., 1.830% due 5/1/02; Proceeds at
            maturity -- $686,035; (Fully collateralized by U.S. Treasury Bills and Strips, 0.000% due 6/13/02 to 11/15/26;
            Market value -- $756,011)                                                 686,000
---------------------------------------------------------------------------------------------
           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $4,266,000)                                                     4,266,000
---------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $19,697,309*)                                                 $19,627,726
---------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 9).
(b) All or a portion of this security is segregated for "to-be-announced" trades and/or reverse repurchase agreement.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is issued on a to-be-announced basis (See Note 11).
(e) Security is in default.
(f) All or a portion of this security is segregated for open forward foreign currency contracts.
(g) Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)      APRIL 30, 2002


                                                 Smith Barney     Salomon
                                                International     Brothers
                                                All Cap Growth Strategic Bond
                                                  Portfolio      Portfolio
  ---------------------------------------------------------------------------
  ASSETS:
   Investments, at value (Cost -- $216,904,740
     and $15,431,309, respectively)              $237,024,912   $15,361,726
   Repurchase agreements, at value
     (Cost -- $4,266,000)                                  --     4,266,000
   Foreign currency, at value
     (Cost -- $158,711)                               158,791            --
   Cash                                                    --           416
   Collateral for securities on loan (Note 9)      32,315,661            --
   Receivable for securities sold                   1,164,398        15,668
   Dividends and interest receivable                  625,423       228,316
   Other assets                                        30,252            --
  --------------------------------------------------------------------------
   Total Assets                                   271,319,437    19,872,126
  --------------------------------------------------------------------------
  LIABILITIES:
   Payable for securities on loan (Note 9)         32,315,661            --
   Payable to bank                                  7,042,726            --
   Payable for securities purchased                 1,019,981     4,290,984
   Management fees payable                            186,864        14,973
   Payable for open forward currency contracts
     (Note 5)                                           1,090            --
   Accrued expenses                                   101,253        15,189
  --------------------------------------------------------------------------
   Total Liabilities                               40,667,575     4,321,146
  --------------------------------------------------------------------------
  Total Net Assets                               $230,651,862   $15,550,980
  --------------------------------------------------------------------------
  NET ASSETS:
   Par value of capital shares                   $        206   $        15
   Capital paid in excess of par value            269,222,539    17,467,018
   Undistributed net investment income              1,387,708     1,377,168
   Accumulated net realized loss from security
     transactions and foreign currencies          (60,082,965)   (3,223,638)
   Net unrealized appreciation (depreciation)
     of investments and foreign currencies         20,124,374       (69,583)
  --------------------------------------------------------------------------
  Total Net Assets                               $230,651,862   $15,550,980
  --------------------------------------------------------------------------
  Shares Outstanding                               20,566,892     1,471,104
  --------------------------------------------------------------------------
  Net Asset Value                                      $11.21        $10.57
  --------------------------------------------------------------------------


                      See Notes to Financial Statements.


    22 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF OPERATIONS (UNAUDITED)


For the Six Months Ended April 30, 2002

                                                               Smith Barney     Salomon
                                                              International     Brothers
                                                              All Cap Growth Strategic Bond
                                                                Portfolio      Portfolio
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                     $ 1,673,061     $ 517,719
  Dividends                                                        113,275            --
  Less: Foreign withholding tax                                   (184,326)           --
------------------------------------------------------------------------------------------
  Total Investment Income                                        1,602,010       517,719
------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                        1,134,865        66,273
  Shareholder communications                                        34,883         1,114
  Audit and legal                                                   20,338         2,835
  Shareholder and system servicing fees                             19,492         7,175
  Custody                                                            5,938         5,869
  Pricing service fees                                               1,576         6,482
  Directors' fees                                                    1,439         1,432
  Other                                                                909         1,346
------------------------------------------------------------------------------------------
  Total Expenses                                                 1,219,440        92,526
------------------------------------------------------------------------------------------
Net Investment Income                                              382,570       425,193
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)      (9,332,043)     (181,403)
   Foreign currency transactions                                   (44,029)        7,717
------------------------------------------------------------------------------------------
  Net Realized Loss                                             (9,376,072)     (173,686)
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) From:
   Security transactions                                        12,919,306       224,544
   Foreign currency transactions                                     8,697         2,540
------------------------------------------------------------------------------------------
  Change in Net Unrealized
   Appreciation (Depreciation)                                  12,928,003       227,084
------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                   3,551,931        53,398
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                         $ 3,934,501     $ 478,591
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    23 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

Smith Barney International
All Cap Growth Portfolio                                            2002           2001
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                        $     382,570  $   1,056,750
  Net realized loss                                               (9,376,072)   (38,762,949)
  Increase (decrease) in net unrealized appreciation              12,928,003   (126,440,709)
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                3,934,501   (164,146,908)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                               353,466,412    863,944,684
  Net assets of shares issued in connection with the transfer of Travelers Series Fund Inc. -- Smith Barney Pacific
   Basin Portfolio (Note 12)                                              --      8,836,615
  Cost of shares reacquired                                     (370,324,099)  (927,157,197)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                                       (16,857,687)   (54,375,898)
--------------------------------------------------------------------------------------------
Decrease in Net Assets                                           (12,923,186)  (218,522,806)

NET ASSETS:
  Beginning of period                                            243,575,048    462,097,854
--------------------------------------------------------------------------------------------
  End of period*                                               $ 230,651,862  $ 243,575,048
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                $1,387,708     $1,049,167
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    24 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

Salomon Brothers Strategic Bond Portfolio              2002         2001
----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $   425,193  $ 1,039,178
  Net realized loss                                   (173,686)     (93,836)
  Decrease in net unrealized depreciation              227,084      961,985
----------------------------------------------------------------------------
  Increase in Net Assets From Operations               478,591    1,907,327
----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --   (1,140,899)
----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                            --   (1,140,899)
----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                   2,005,159    2,880,298
  Net asset value of shares issued
   for reinvestment of dividends                            --    1,140,899
  Cost of shares reacquired                         (4,750,418)  (6,473,558)
----------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                          (2,745,259)  (2,452,361)
----------------------------------------------------------------------------
Decrease in Net Assets                              (2,266,668)  (1,685,933)
NET ASSETS:
  Beginning of period                               17,817,648   19,503,581
----------------------------------------------------------------------------
  End of period*                                   $15,550,980  $17,817,648
----------------------------------------------------------------------------
* Includes undistributed net investment income of:  $1,377,168     $956,983
----------------------------------------------------------------------------


                      See Notes to Financial Statements.


    25 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Bond Portfolio, formerly known as Salomon Brothers Global High Yield Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income, Van Kampen Enterprise, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-


  26    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders
dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Salomon Brothers Strategic Bond Portfolio ("Portfolio") to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement November 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification


  27 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders of certain amounts in the statement of operations. For the six months ended, April 30, 2002, interest income decreased by $7,363, net realized loss decreased by $4,850 and change in net unrealized depreciation of investments increased by $2,513. In addition, the Portfolio recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $12,725.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney International
All Cap Growth Portfolio ("SBIACG"). SBIACG pays SBFM a management fee calculated at the annual rate of 0.90% of its average daily net assets. In addition, Travelers Investment Advisers, Inc., ("TIA"), an affiliate of SBFM, acts as the investment manager of the Salomon Brothers Strategic Bond Portfolio ("SBSB"). SBSB pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM"). Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for SBSB and is compensated for such services. TIA pays SaBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of SBSB.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions. During the six months ended


  28    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

April 30, 2002, SBFM received brokerage commissions in the amount of $5,055 from SBIACG.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

For the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     SBIACG       SBSB
--------------------------------------------------------------------------
Purchases                                          $21,348,594 $28,661,610
--------------------------------------------------------------------------
Sales                                               31,999,444  30,147,903
--------------------------------------------------------------------------

At April 30, 2002, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                      SBIACG        SBSB
---------------------------------------------------------------------------
Gross unrealized appreciation                      $ 48,641,241  $ 577,141
Gross unrealized depreciation                       (28,521,069)  (646,724)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $ 20,120,172  $ (69,583)
---------------------------------------------------------------------------

4. Capital Loss Carryforward

At October 31, 2001, the Portfolios had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $50,751,000 and $2,986,000 for SBIACG and SBSB, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                         2006       2007      2008      2009
-------------------------------------------------------------------------
SBIACG                         $5,750,000 $6,247,000       -- $38,754,000
-------------------------------------------------------------------------
SBSB                              852,000  1,153,000 $939,000      42,000
-------------------------------------------------------------------------


  29    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

5. Forward Foreign Currency Contracts

At April 30, 2002, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

  Smith Barney International All Cap Growth Portfolio
                                       Local    Market  Settlement Unrealized
  Foreign Currency                    Currency  Value      Date       Loss
  ---------------------------------------------------------------------------

  To Sell:
  Euro                                792,955  $714,016   5/2/02    $  (595)
  ---------------------------------------------------------------------------

  To Buy:
  Pound Sterling                      381,455   555,628   5/1/02       (495)
  ---------------------------------------------------------------------------
  Net Unrealized Loss on Open
   Forward Foreign Currency Contracts                               $(1,090)
  ---------------------------------------------------------------------------

At April 30, 2002, SBSB did not hold any open forward foreign currency contracts.

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, the Portfolios did not hold any futures contracts.


  30    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.


  31    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

During the six months ended April 30, 2002, the Portfolios did not enter into any written covered call or put option contracts.

8. Reverse Repurchase Agreements

SBSB may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by SBSB of securities that it holds with an agreement by SBSB to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by SBSB may decline below the repurchase price of the securities. SBSB will establish a segregated account with its custodian, in which SBSB will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended April 30, 2002, SBSB did not enter into any reverse repurchase agreements.

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At April 30, 2002, SBIACG loaned common stocks having a market value of $30,963,585. SBIACG received cash collateral amounting to $32,315,661 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.


  32    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Income earned by the Portfolios from securities loaned for the six months ended April 30, 2002, was as follows:

-----------------------------------------------------------------------
SBIACG                                                          $65,387
-----------------------------------------------------------------------
SBSB                                                              1,094
-----------------------------------------------------------------------

At April 30, 2002, SBSB did not have any securities on loan.

10. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

11. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2002, SBSB held two TBA securities with a total cost of $4,281,484. In addition, at April 30, 2002, SBIACG did not hold any TBA securities.


  33    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

12. Transfer of Net Assets

On April 27, 2001, the Smith Barney International All Cap Growth Portfolio ("Portfolio") acquired the assets and liabilities of the Travelers Series Fund Inc. -- Smith Barney Pacific Basin Portfolio ("SBPB") pursuant to a plan of reorganization approved by SBPB shareholders. Total shares issued by the Portfolio, the total net assets of SBPB and the total net assets of the Portfolio on the date of the transfer are as follows:

                    Shares Issued   Total Net Assets Total Net Assets
Acquired Portfolio by the Portfolio   of the SBPB    of the Portfolio
---------------------------------------------------------------------
       SBPB            595,459         $8,836,615      $353,256,799
---------------------------------------------------------------------

Total net assets of the Portfolio immediately after the transfer were $362,093,414. The transaction was structured to qualify as taxable reorganization under the Internal Revenue Code of 1986, as amended.

13. Capital Shares

At April 30, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Six Months Ended    Year Ended
                                             April 30, 2002  October 31, 2001
   --------------------------------------------------------------------------
   Smith Barney International All Cap Growth Portfolio
   Shares sold                                 30,529,744       61,204,051
   Net asset value of shares issued in
    connection with transfer of Travelers
    Series Fund Inc. -- Smith Barney
    Pacific Basin Portfolio                            --          595,459
   Shares reacquired                          (31,758,580)     (64,952,056)
   --------------------------------------------------------------------------
   Net Decrease                                (1,228,836)      (3,152,546)
   --------------------------------------------------------------------------
   Salomon Brothers Strategic Bond
    Portfolio
   Shares sold                                    197,240          286,427
   Shares issued on reinvestment                       --          115,592
   Shares reacquired                             (461,773)        (638,432)
   --------------------------------------------------------------------------
   Net Decrease                                  (264,533)        (236,413)
   --------------------------------------------------------------------------


  34    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney International
All Cap Growth Portfolio                   2002/(1)(2)/ 2001/(2)/ 2000/(2)/  1999     1998    1997
----------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                         $11.18      $18.52    $16.92   $12.60  $13.23   $12.18
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.02        0.05      0.02     0.02    0.05     0.01
  Net realized and unrealized gain (loss)      0.01       (7.39)     1.71     4.35   (0.68)    1.05
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.03       (7.34)     1.73     4.37   (0.63)    1.06
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --          --     (0.13)   (0.05)     --    (0.01)
----------------------------------------------------------------------------------------------------
Total Distributions                              --          --     (0.13)   (0.05)     --    (0.01)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.21      $11.18    $18.52   $16.92  $12.60   $13.23
----------------------------------------------------------------------------------------------------
Total Return                                   0.27%++   (39.63)%   10.18%   34.73%  (4.76)%   8.73%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $231        $244      $462     $309    $224     $219
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.96%+      1.00%     0.98%    1.00%   1.00%    1.01%
  Net investment income                        0.30+       0.31      0.11     0.16    0.37     0.09
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           9%         22%       15%      36%     34%      38%
----------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  35    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers
Strategic Bond Portfolio                        2002/(1)(2)/ 2001/(2)/ 2000/(2)/   1999     1998   1997/(2)/
------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                             $10.27      $ 9.89    $10.22   $10.97   $12.52    $12.45
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                        0.26        0.58      0.81     0.75     0.84      0.75
  Net realized and unrealized gain (loss)/(3)/      0.04        0.48     (0.37)   (0.85)   (1.09)     0.36
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.30        1.06      0.44    (0.10)   (0.25)     1.11
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               --       (0.68)    (0.77)   (0.65)   (0.66)    (0.46)
  Net realized gains                                  --          --        --       --    (0.64)    (0.58)
------------------------------------------------------------------------------------------------------------
Total Distributions                                   --       (0.68)    (0.77)   (0.65)   (1.30)    (1.04)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.57      $10.27     $9.89   $10.22   $10.97    $12.52
------------------------------------------------------------------------------------------------------------
Total Return                                        2.92%++    10.99%     4.34%   (0.96)%  (2.50)%    9.32%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                 $16         $18       $20      $23      $28       $29
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(3)/                        5.11%+      5.69%     7.93%    6.43%    7.31%     6.05%
  Interest expense                                    --        0.08        --       --       --        --
  Other expenses                                    1.11+       1.15      0.98     1.13     1.03      1.07
  Total expenses                                    1.11+       1.23      0.98     1.13     1.03      1.07
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              176%        448%       54%     135%     280%      161%
------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended April 30, 2002, those amounts would have been $0.27, $0.03 and 5.20% for the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  36    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



              DIRECTORS               INVESTMENT
              A.E. Cohen              MANAGERS
              Robert A. Frankel       Smith Barney Fund
              Michael Gellert          Management LLC
              Rainer Greeven          Travelers Investment
              Susan M. Heilbron        Advisers, Inc.
              Heath B. McLendon,
               Chairman               CUSTODIAN
                                      State Street Bank and
              Victor K. Akins,         Trust Company
               Emeritus
                                      ANNUITY
              OFFICERS                ADMINISTRATION
              Heath B. McLendon       Travelers Annuity
              President and Chief      Investor Services
              Executive Officer       5 State House Square
                                      1 Tower Square
              Lewis E. Daidone        Hartford, Connecticut 06183
              Senior Vice President
              and Treasurer

              Jeffrey J. Russell
              Vice President

              David S. Ishibashi
              Vice President

              Peter Wilby
              Vice President

              Christina T. Sydor
              Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International All Cap Growth and Salomon Brothers Strategic Bond Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004




[LOGO] Salomon Smith Barney, A member of the Citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0802 6/02

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                               SMITH BARNEY HIGH
                               INCOME PORTFOLIO

                              PUTNAM DIVERSIFIED
                               INCOME PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

Travelers Series
Fund Inc.

DearShareholder:

We are pleased to present the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio ("Portfolio(s)") for the period ended April 30, 2002./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the sections that follow. We hope you find this report to be useful and informative.

Smith Barney High Income Portfolio
Performance Update
For the six months ended April 30, 2002, the Smith Barney High Income Portfolio ("Portfolio") returned 4.93%. In comparison, the Bear Stearns High Yield Index/2/ posted a 7.50% return for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio's investment objective is to achieve high current income. In seeking to achieve the Portfolio's objective, the managers generally invest in intermediate and long-term debt obligations. The managers seek to maintain broad diversification across a number of investment sectors, searching for debt secur-

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The Bear Stearns High Yield Index comprises securities across a wide spectrum of industries with at least one year to maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or lower (split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders ities that have the potential to offer high yield as well as relative price stability. Capital appreciation is a secondary objective.

Market and Portfolio Review
During April, the high-yield market continued to recover after generating modest gains in the first quarter of this year. After generating roughly 2% total returns in the first quarter, the high-yield market returned an additional 1.5% in April. The high-yield market has continued to be influenced by the numerous economic crosscurrents. On one hand, we believe while an economic recovery continues to manifest itself, we are beginning to witness a moderation in overall growth with uneven retail sales trends and slowing housing sales. The manufacturing side of the economy has continued to improve as companies continue to restock depleted inventories. The remaining question is how much more economic activity may moderate in the second half of the year and what impact that moderation might have on corporate profits. Since a larger number of companies are still carrying excessive amounts of debt in the face of anemic profitability, we would be surprised to see a strong rebound in capital expenditures over the rest of this year. We think companies will continue to focus on expense reduction by downsizing and debt reduction. In our view, the equity market has continued to reflect this mixed outlook with increased volatility and erratic price performance throughout the first four months of this year.

For the past twelve months, the high-yield market has generated only modestly positive total returns, driven by average price declines of around 8% offset by 11-12% interest income. The Portfolio generated results of negative 4.11% for the past twelve months. The Portfolio was more negatively impacted by its higher than average exposure to the telecommunications sector in the first half of 2001. However, by the beginning of the reporting period, we had aggressively repositioned the Portfolio by sharply reducing our telecommunications exposure and by adding to a broad cross section of industries that we believed were poised to benefit from improving economic trends. Our six-month total return performance, which approached 5%, clearly reflected our more balanced position.

Our calendar year-to-date results were in line with our high-yield peer group, but modestly below our benchmark because of our slight overweight positions in cable, wireless telecommunications and utilities, especially independent power producers. We rebalanced wireless telecommunications in the first quarter of 2002 to bring the position to a modest underweight and maintained cable and utility positions at roughly even weight to the benchmark based on the belief they would recover over the course of this year.


    2 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

In response to the weak economic trends that persisted in the latter part of last year, the U.S. Federal Reserve Board ("Fed") continued to reduce short-term interest rates in the fourth quarter of 2001 by 125 basis points/3/ to 1.75%. Short-term interest rates have not been this low since the early 1960s. It appears that given the modest improvement in the economy in the fourth quarter of last year and the first quarter of this year, the Fed has moved to a neutral posture on monetary policy. Many economists are actually looking for the central bank to begin increasing short-term interest rates by June. We believe that move may be postponed if economic activity continues to moderate for the remainder of the second quarter.

After falling precipitously in September, the major U.S. equity markets recovered most of their losses, but generated mixed results for the first four months of 2002. The Nasdaq Composite Index/4/ generated losses approaching 15% while the Dow Jones Industrial Average ("DJIA")/5/ was essentially flat. Investors continue to question the strength and durability of the fledgling economic recovery. There is continued debate over whether the current recovery will strengthen or whether a renewed downturn may occur sometime this year. Many individuals and corporations are still carrying heavy debt loads and have not had time to pay off enough debt. We believe this puts the economy on a weak footing since there is not enough pent-up demand on either the consumer or corporate level. While businesses have reduced inventory levels to manageable levels, they may be less inclined to rebuild inventories if consumer demand were to stagnate. In addition, another potential terrorist event could further destabilize consumer and business confidence. Consequently, we are not expecting a dramatic improvement in corporate profits and overall economic growth, but rather a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be extremely beneficial to the high-yield market.

During the fourth quarter of 2001, as the prospects for an economic recovery improved for 2002, many investors began to sell out of U.S. Treasury notes and bonds. As a result, U.S. Treasury prices declined by 3-6%, depending on maturity, with yields on intermediate- and long-term U.S. Treasuries moving back up to the low 5% range from the low 4% range at the end of September. In anticipation of a gradually improving economy in 2002, many investors began to increase their exposure to a broad cross section of the more cyclical high-yield basic material, industrial and consumer-cyclical bonds. As a result, we began to

--------
3A basis point is 0.01% or one one-hundredth of a percent.
4The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
5DJIA is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.


    3 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders see stronger performance from these more cyclical sectors in the fourth quarter of 2001 and the first quarter of 2002. The best performing sectors over the past three-, six- and twelve-month periods have included consumer cyclical and non-cyclicals, capital goods manufacturing, energy and basic materials. The worst performing sectors have been utilities and telecommunications. The performance differential between these sectors for the past twelve months was more than 50%, with the better performing sectors generating total returns in the 10-20% range and the worst performing sectors generating total returns in the negative 25-50% range.

Given the modest improvement in the high-yield bond market, even with a meaningful backup in U.S. Treasury yields, the high-yield market is still trading at depressed valuations, with yield spreads/6/ over U.S. Treasuries exceeding 700 basis points. Spreads peaked last September at 1,000 basis points above Treasuries. These are levels that we approached in the last recession in 1990. Cumulative twelve-month default rates peaked in January at around 11% and are now declining. We believe default rates will continue to gradually decline over the remainder of this year.

In the second half of 2001, we shifted our investment strategy to an increasingly more defensive credit posture as we continue to cut our exposure to lower rated issues and added higher rated issues with credit ratings of BB/Ba and higher. As previously discussed, we had slashed our telecommunications positions that were vulnerable to further deterioration. At the same time, we had continued to underweight the more cyclical industries and became increasingly more selective in our investment additions to the Portfolio, emphasizing the better quality and more defensive companies in healthcare, cable TV, media, operating utilities and regional gaming. The net result of this cautious strategy was the buildup of cash in the funds, which peaked at around 15% of total assets in September. In the short term, this strategy cost us current income because the higher quality issues and cash generate a lower amount of income. At the end of last calendar year, we began to more aggressively invest in the more economically sensitive sectors such as consumer cyclical and non-cyclical industries, basic materials and capital goods manufacturing. We still concentrated on the higher quality companies within these sectors.

During the first four months of 2002, we continued to invest across a broad cross section of better quality industrial and consumer bonds providing generous yield premiums over other fixed-income securities such as U.S. Treasuries and

--------
6Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


    4 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders federal agencies. Our goal is to be well diversified across a number of economically sensitive sectors to take advantage of any potential economic recovery in 2002. We have continued to re-deploy cash back into the high-yield market gradually, adding to some of the better quality BB and higher rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrial and consumer cyclicals. We have invested most of our cash reserves and are carrying only a nominal small cash position. As we develop more confidence in the 2002 economic outlook, we anticipate picking up additional yield by increasing our exposure to middle-quality single-B issues in some of the more economically sensitive sectors. We have even selectively added some of the weaker B-rated issues that are clearly beginning to experience improving trends.

Market and Portfolio Outlook
In summary, we remain confident the high-yield market will gradually recover over the next two to three years. We remain focused on generating upside price performance after three difficult years and will continue to position the funds in bonds that have the most upside price potential. These tend to be the deeper discount issues of the better quality companies. We strongly believe that despite the near-term difficulties and challenges, we remain confident that we can generate improving performance over time given our current strategy.

Putnam Diversified Income Portfolio
Performance Update
For the six months ended April 30, 2002, the Putnam Diversified Income Portfolio ("Portfolio") returned 4.43%. In comparison, the primary benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index")/7/, and the Salomon Smith Barney Non-U.S. World Government Bond
Index -- Unhedged/8/ returned negative 0.01% and negative 2.20%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio's investment objective is to achieve high current income consistent with the preservation of capital. The Portfolio invests primarily in debt securities of U.S. and foreign governments and corporations. The Portfolio may invest in securities with a wide range of credit qualities depending on the particular sector of the bond market in which the manager invests.

--------
7The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman
 Brothers Intermediate Government/Bond Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, federal-agency issues, corporate-bond issues and mortgage-backed securities. Please note that an investor cannot invest directly in an index.
8The Salomon Smith Barney Non-U.S. World Government Bond Index -- Unhedged is an unmanaged index composed of foreign-government bonds. Please note that an investor cannot invest directly in an index.


    5 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

The manager combines "top down"/9/ and "bottom up"/10/ investment styles, allocating the Portfolio's investments among various sectors of the bond market. The Portfolio has holdings in the following three bond-market areas:
U.S. government securities, high-yield bonds and international bonds.

Market and Portfolio Review
We feel that the Portfolio's positive returns and outperformance over the Lehman Aggregate Bond Index were aided by positions in high-yield and emerging-market bonds,/11/ which benefited from increased optimism about economic recovery. In addition, the Portfolio easily beat its Lipper Inc./12/ category average for the semi-annual period, primarily as a result of its high-yield and emerging-market focus.

The fixed-income markets have been volatile in the past six months as investors seem to have grown more optimistic about an economic recovery, and equity markets have bounced back from their post-September 11 lows. As the fourth quarter of 2001 began, investors remained jittery in the wake of the terrorist attacks, but a series of encouraging economic reports sparked a major shift in investor sentiment toward the end of the year. Overcoming their risk aversion, many investors sold off investment-grade bonds and reallocated funds into riskier asset classes, such as equities and high-yield bonds. Meanwhile, many emerging-market bonds remained hampered by Argentina's progression toward default. International bonds in developed markets lost steam toward the end of 2001 as positive economic data suggested that the fourth quarter of 2001 might represent the bottom of the current recession cycle, causing interest rates to begin moving upward in 2002.

However, central banks remained cautious and continued to lower interest rates through the end of 2001. The Fed cut rates twice during the Portfolio's semi-annual period, leaving the federal funds rate ("fed funds rate")/13/ at a 40-year low of 1.75%. As a result, the yield curve/14/ continued to steepen as yields on short-

--------
 9Top-down investing is a method of looking at the trend in the general economy, then selecting companies in industries most likely to benefit from those trends.
10Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
11Investments in high-yield securities, commonly known as "junk bonds," involve a greater risk of loss than an investment in investment-grade securities and are considered speculative. Many emerging-market countries in which the fund invests have markets that are less liquid, more volatile, and have a greater risk of loss than markets in the U.S. and other developed countries.
12Lipper is an independent mutual-fund tracking organization.
13The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
14The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


    6 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders term bonds declined following the Fed's rate cuts. Meanwhile, rates on longer-maturity bonds rose on expectations that the increasing signs of recovery would eventually lead to an end of the Fed's easing cycle.

Just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to corporate downfalls. Questionable corporate accounting practices and credit concerns following such downfalls resulted in solid performance for the higher-quality bond sectors. However, increasingly robust economic data in January and February once again turned investors' attention toward the prospect of a strong economic rebound. In response, the investment-grade sector saw a sharp sell-off during March, with expectations that the Fed, having left interest rates unchanged at its January meeting, was positioning itself for a possible rate increase later this year. High-yield bonds, however, were buoyed by the improvement in investor sentiment, increasing strength in the equity markets, and evidence of economic growth.

Pressured by signs of a global economic recovery that could lead to higher interest rates, international bond markets advanced only modestly. However, the improved economic outlook and lingering distrust of corporate accounting practices in the United States seems to have increased demand for emerging-market bonds, boosting returns in this sector.

The Portfolio's emphasis on high yield, the strongest performing sector for the semi-annual period, benefited its performance overall. Within the Portfolio's investment-grade holdings, exposure to U.S. government bonds dampened performance somewhat, while its holdings of mortgage-backed securities, which performed relatively well, was a positive. With the end of the Fed's easing cycle, higher-quality bonds have been much more sensitive to a potential increase in interest rates, which in our experience is typically the case after a long easing cycle. As reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring, interest rates rose and prices for higher-quality bonds, particularly U.S. Treasuries, were the most negatively affected.

Strong performance from the Portfolio's holdings of emerging-market bonds boosted performance, especially those in Russia, Mexico and Brazil. Largely avoiding Argentina was also a significant positive factor. Bonds in the international developed markets had a mixed impact on results. The U.S. dollar strengthened against most of the major foreign currencies, which was a negative factor for the international sector. Meanwhile, Portfolio holdings in Italy performed well and made a positive contribution.


    7 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Market and Portfolio Outlook
The recession appears to have been much milder than both economists and investors thought it would be. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The deep tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to robust growth during the first quarter. However, we believe that growth in the second half of 2002 will be more moderate. Consumer spending should remain solid this year, while improving corporate profits and economic activity should help business investment recover moderately later in the year.

We are expecting that inflation will remain low, which should keep the Fed from raising interest rates at least until the end of August. We remain cautiously optimistic about prospects for the high-yield market, which appears poised for solid performance in a recovering economic environment. Other positive factors for high-yield bonds include strong demand and manageable supply, an emphasis by companies on reducing debt, and evidence that default rates are beginning to decline. In the short term, the market may be susceptible to any signs of economic weakness, so we will proceed with caution.

Finally, we continue to find value in the international developed bond markets, while we are neutral toward emerging-market bonds. We believe these securities remain attractive, since continued strong demand and evidence of a global economic recovery seem to be offsetting the negative impact of the situation in Argentina.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 13, 2002

The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 63 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is as of April 30, 2002 and is subject to change.


    8 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                      SMITH BARNEY HIGH INCOME PORTFOLIO


 HISTORICAL PERFORMANCE




                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain   Total
   Period Ended        of Period of Period Dividends Distributions Returns+
   -------------------------------------------------------------------------
   4/30/02              $ 8.32    $ 8.73     $0.00       $0.00       4.93%++
   -------------------------------------------------------------------------
   10/31/01              10.29      8.32      1.19        0.00      (8.08)
   -------------------------------------------------------------------------
   10/31/00              11.72     10.29      1.07        0.00      (3.54)
   -------------------------------------------------------------------------
   10/31/99              11.97     11.72      0.89        0.00       5.28
   -------------------------------------------------------------------------
   10/31/98              13.25     11.97      0.74        0.17      (3.38)
   -------------------------------------------------------------------------
   10/31/97              12.09     13.25      0.66        0.06      16.24
   -------------------------------------------------------------------------
   10/31/96              11.26     12.09      0.50        0.00      12.17
   -------------------------------------------------------------------------
   10/31/95              10.07     11.26      0.22        0.00      14.30
   -------------------------------------------------------------------------
   6/16/94* - 10/31/94   10.00     10.07      0.00        0.00       0.70++
   -------------------------------------------------------------------------
   Total                                     $5.27       $0.23
   -------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++     4.93%
------------------------------------
Year Ended 4/30/02            (4.11)
------------------------------------
Five Years Ended 4/30/02       0.78
------------------------------------
6/16/94* through 4/30/02       4.56
------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through                      4/30/02    42.03%
-------------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


    9 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

                  Growth of $10,000 Invested in Shares of the
                    Smith Barney High Income Portfolio vs.
                        Bear Stearns High Yield Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002


                                 [CHART]


              Smith Barney           Bear Stearns
           High Income Portfolio   High Yield Index
           ---------------------   ----------------
6/16/1994       $10,000               $10,000
10/1994          10,070                10,282
10/1995          11,510                11,932
10/1996          12,912                13,295
10/1997          15,008                15,264
10/1998          14,500                15,117
10/1999          15,265                15,808
10/2000          14,725                15,584
10/2001          13,536                15,423
4/30/2002        14,203                16,580


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Bear Stearns High Yield Index is a broad-based unmanaged index of high yield corporate bonds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The perfor- mance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



  10    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


 HISTORICAL PERFORMANCE




                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain   Total
   Period Ended        of Period of Period Dividends Distributions Returns+
   -------------------------------------------------------------------------
   4/30/02              $ 9.94    $10.38     $0.00       $0.00       4.43%++
   -------------------------------------------------------------------------
   10/31/01              10.31      9.94      0.83        0.00       4.60
   -------------------------------------------------------------------------
   10/31/00              11.24     10.31      0.98        0.00       0.21
   -------------------------------------------------------------------------
   10/31/99              11.70     11.24      0.67        0.00       1.80
   -------------------------------------------------------------------------
   10/31/98              12.31     11.70      0.42        0.14      (0.65)
   -------------------------------------------------------------------------
   10/31/97              11.99     12.31      0.56        0.09       8.44
   -------------------------------------------------------------------------
   10/31/96              11.46     11.99      0.39        0.13       9.43
   -------------------------------------------------------------------------
   10/31/95              10.18     11.46      0.09        0.00      13.55
   -------------------------------------------------------------------------
   6/16/94* - 10/31/94   10.00     10.18      0.00        0.00       1.80++
   -------------------------------------------------------------------------
   Total                                     $3.94       $0.36
   -------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                         4.43%
--------------------------------------------------------
Year Ended 4/30/02                                 6.34
--------------------------------------------------------
Five Years Ended 4/30/02                           3.47
--------------------------------------------------------
6/16/94* through 4/30/02                           5.45
--------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through 4/30/02                                   51.85%
-----------------------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


    11 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
                    Putnam Diversified Income Portfolio vs.
                      Salomon Smith Barney Non-U.S. World
                     Government Bond Index - Unhedged and
                     Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------

                            June 1994 -- April 2002

                                     [CHART]

                 Putnam          Salomon Smith Barney    Lehman Brothers
               Diversified    Non-U.S. World Government     Aggregate
            Income Portfolio      Bond Index-Unhedged      Bond Index
            ----------------  -------------------------  ---------------
  6/16/1994     $10,000                $10,000               $10,000
  10/94          10,180                 10,554                10,052
  10/95          11,560                 12,155                11,626
  10/96          12,650                 12,818                12,305
  10/97          13,717                 14,410                13,399
  10/98          13,628                 16,254                14,651
  10/99          13,873                 15,772                14,730
  10/00          13,902                 13,265                16,029
  10/01          14,541                 14,322                19,506
  4/30/02        15,185                 14,007                19,504

+ Hypothetical illustration of $10,000 invested in shares of the Putnam
  Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. These indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  12    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                APRIL 30, 2002



                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+   RATING(a)                SECURITY                     VALUE
   --------------------------------------------------------------------------
   CORPORATE BONDS AND NOTES -- 90.6%
   Advertising/Marketing Services -- 0.2%
      305,000   B3*     Ackerley Group Inc., Sr. Sub. Notes,
                         Series B, 9.000% due 1/15/09            $    330,162
   -------------------------------------------------------------------------
   Aerospace and Defense -- 0.8%
                        BE Aerospace, Inc., Sr. Sub. Notes,
                         Series B:
      495,000   B        8.000% due 3/1/08                            467,775
      340,000   B        8.875% due 5/1/11                            324,700
      725,000   B-      Dunlop Standard Aerospace Holdings, Sr.
                         Notes, 11.875% due 5/15/09                   743,125
   -------------------------------------------------------------------------
                                                                    1,535,600
   -------------------------------------------------------------------------
   Airlines -- 2.7%
      900,000   B       Air Canada, Sr. Notes, 10.250% due
                         3/15/11 (b)                                  693,000
    1,402,534   B2*     Airplanes Pass-Thru Trust, Corporate
                         Asset-Backed Securities, Series 1,
                         Class D, 10.875% due 3/15/19                 238,431
                        Continental Airlines Pass-Thru
                         Certificates:
      560,000   BBB      Series 99-2, Class C-2, 7.434% due
                           3/15/06                                    510,790
      442,931   A        Series 974B, 6.900% due 7/2/18               424,902
      120,811   A        Series 981B, 6.748% due 9/15/18              112,572
      233,527   BBB      Series 2000-2, Class C, 8.312% due
                           10/2/12                                    221,354
      344,697   BBB+     Series 2001-1, Class C, 7.033% due
                           6/15/11                                    322,486
      885,000   BB+      Series D, 7.568% due 12/1/06                 804,186
                        United Airlines Pass-Thru Certificates:
      442,263   BBB+     Series 2000-1, Class B, 8.030% due
                           1/1/13                                     383,860
      888,598   A-       Series 2000-2, Class B, 7.811% due
                           4/1/11                                     774,160
      160,000   A-       Series 2001-1, Class B, 6.932% due
                           9/1/11                                     124,614
      365,000   BBB-     Series 2001-1, Class C, 6.831% due
                           9/1/08                                     270,631
      328,609   A-      US Airways Pass-Thru Certificates,
                         Series 1999-1, 8.360% due 7/20/20            295,463
   -------------------------------------------------------------------------
                                                                    5,176,449
   -------------------------------------------------------------------------
   Alternative Power Generation -- 2.8%
                        The AES Corp.:
    1,200,000   Ba1*     Sr. Notes, 9.500% due 6/1/09               1,026,000
    1,445,000   Ba2*     Sr. Sub. Notes, 10.250% due 7/15/06        1,033,175
    1,130,000   B+      Calpine Canada Energy Finance,
                         Guaranteed Sr. Notes,
                         8.500% due 5/1/08 (b)                        967,438
                        Calpine Corp., Sr. Notes:
      305,000   B+       8.750% due 7/15/07                           259,557
    2,335,000   B+       8.625% due 8/15/10                         1,999,764
   -------------------------------------------------------------------------
                                                                    5,285,934
   -------------------------------------------------------------------------


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+   RATING(a)                SECURITY                     VALUE
   --------------------------------------------------------------------------
   Apparel/Footwear -- 1.5%
                        Levi Strauss & Co.:
      315,000   BB-      Notes, 7.000% due 11/1/06               $    297,675
      270,000   BB-      Sr. Notes, 11.625% due 1/15/08               288,900
      195,000   BB      Russell Corp., Sr. Notes, 9.250% due
                         5/1/10 (c)                                   201,825
      460,000   BBB-    Tommy Hilfiger USA Inc., Guaranteed
                         Notes, 6.500% due 6/1/03                     460,146
    1,085,000   B-      Tropical Sportswear International
                         Corp., Guaranteed Sr. Sub. Notes,
                         Series A, 11.000% due 6/15/08              1,106,700
      400,000   B-      William Carter Co., Guaranteed Sr. Sub.
                         Notes, Series B, 10.875% due 8/15/11         431,000
   --------------------------------------------------------------------------
                                                                    2,786,246
   --------------------------------------------------------------------------
   Apparel/Footwear Retail -- 0.4%
      190,000   BB+     Gap Inc., Notes, 8.150% due 12/15/05 (c)      188,532
      590,000   CCC+    J. Crew Operating Corp., Sr. Sub.
                         Notes, 10.375% due 10/15/07                  516,250
   --------------------------------------------------------------------------
                                                                      704,782
   --------------------------------------------------------------------------
   Auto Parts - Original Equipment Manufacturers -- 1.4%
      130,000   Ba3*    American Axle & Manufacturing, Inc.,
                         Guaranteed Sr. Sub. Notes, 9.750% due
                         3/1/09                                       140,725
                        Collins & Aikman Products Co.:
      185,000   B        Guaranteed Sr. Sub. Notes, 11.500% due
                           4/15/06                                    187,312
      540,000   B1*      Sr. Notes, 10.750% due 12/31/11 (c)          567,000
                        Dana Corp.:
      715,000   BB       6.500% due 3/1/09                            650,650
      320,000   BB       Sr. Notes, 10.125% due 3/15/10 (c)           344,000
       15,000   B-      Prestolite Electric Inc., Guaranteed
                         Sr. Notes, 9.625% due 2/1/08                  10,575
      325,000   B       Stoneridge Inc., Sr. Notes, 11.500% due
                         5/1/12 (c)                                   338,406
                        Venture Holdings Trust:
      210,000   B        Sr. Notes, Series B, 9.500% due 7/1/05       205,800
      210,000   B-       Sr. Sub. Notes, 12.000% due 6/1/09           190,050
   --------------------------------------------------------------------------
                                                                    2,634,518
   --------------------------------------------------------------------------
   Automotive Aftermarket -- 0.3%
      530,000   BBB     Cooper Tire & Rubber Co., 7.625% due
                         3/15/27                                      501,983
   --------------------------------------------------------------------------
   Beverages - Non-Alcoholic -- 0.3%
      610,000   B+      Cott Beverages Inc., Guaranteed Sr.
                         Sub. Notes, 8.000% due 12/15/11 (c)          623,725
   --------------------------------------------------------------------------
   Broadcasting -- 2.7%
    1,495,000   B-      Emmis Communications Corp., Sr.
                         Discount Notes, step bond to yield
                         12.324% due 3/15/11                        1,130,594
    1,165,000   B-      LIN Holdings Corp., Sr. Discount Notes,
                         step bond to yield 11.678% due 3/1/08      1,060,150
                        Paxson Communications Corp.:
      570,000   B-       Guaranteed Sr. Sub. Notes, 10.750% due
                           7/15/08                                    628,425

                      See Notes to Financial Statements.



    14 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+   RATING(a)                SECURITY                      VALUE
  ---------------------------------------------------------------------------
  Broadcasting -- 2.7% (continued)
     490,000   B-       Sr. Discount Notes, step bond to
                          yield 12.263% due 1/15/09 (c)          $    366,275
     550,000   B       Sinclair Broadcast Group, Inc., Sr.
                        Sub. Notes, 8.750% due 12/15/11 (c)           580,250
     285,000   B-      Spanish Broadcasting System Inc.,
                        Guaranteed Sr. Sub. Notes, 9.625% due
                        11/1/09                                       302,813
     405,000   CCC+    XM Satellite Radio Inc., Sr. Secured
                        Notes, 14.000% due 3/15/10                    300,713
                       Young Broadcasting Inc.:
     310,000   B-       Guaranteed Sr. Sub. Notes, 10.000% due
                          3/1/11                                      327,050
     490,000   B        Sr. Notes, 8.500% due 12/15/08 (c)            512,050
  -------------------------------------------------------------------------
                                                                    5,208,320
  -------------------------------------------------------------------------
  Building Products -- 1.0%
     555,000   B       Amatek Industries Property Ltd., Sr.
                        Sub. Notes, 12.000% due 2/15/08               541,125
     160,000   B       Associated Materials Inc., Sr. Sub.
                        Notes, 9.750% due 4/15/12 (c)                 165,800
     690,000   B-      Atrium Cos., Inc., Guaranteed Sr. Sub.
                        Notes, Series B, 10.500% due 5/1/09           703,800
     485,000   B-      Nortek Inc., Sr. Sub. Notes, Series B,
                        9.875% due 6/15/11                            495,913
  -------------------------------------------------------------------------
                                                                    1,906,638
  -------------------------------------------------------------------------
  Cable/Satellite TV -- 8.6%
                       Adelphia Communications Corp.:
   2,690,000   B2*      Sr. Discount Notes, Series B, zero
                          coupon due 1/15/08                        1,277,750
                        Sr. Notes:
   1,100,000   B2*        10.250% due 11/1/06                         946,000
     590,000   B2*        8.750% due 10/1/07                          508,138
     210,000   B2*        Series B, 9.875% due 3/1/07                 175,612
                       Charter Communications Holdings, LLC:
                        Sr. Discount Notes:
   2,845,000   B+         Step bond to yield 11.790% due
                           1/15/10                                  1,941,712
   3,190,000   B+         Step bond to yield 12.560% due
                           1/15/11                                  2,009,700
   2,665,000   B+         Step bond to yield 11.769% due
                           5/15/11                                  1,532,375
     620,000   B+       Sr. Notes, 11.125% due 1/15/11                613,800
   1,060,000   BB-     CSC Holdings, Inc., Sr. Sub.
                        Debentures, 10.500% due 5/15/16             1,086,500
   1,340,000   B1*     EchoStar Broadband Corp., Sr. Notes,
                        10.375% due 10/1/07                         1,443,850
                       EchoStar DBS Corp., Sr. Notes:
   1,365,000   B+       9.125% due 1/15/09 (c)                      1,412,775
     585,000   B+       9.375% due 2/1/09                             612,787
     250,000   B-      Insight Communications Inc., Sr.
                        Discount Notes, step bond to yield
                        12.252% due 2/15/11                           160,625


                      See Notes to Financial Statements.



    15 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                SECURITY                     VALUE
-------------------------------------------------------------------------------
Cable/Satellite TV -- 8.6% (continued)
   260,000        B+      Mediacom Broadband LLC, Guaranteed
                           Sr. Notes, 11.000% due 7/15/13          $    278,850
   225,000/EUR/   CCC+    ONO Finance PLC, Sr. Notes, 14.000% due
                           7/15/10                                       97,408
   315,000        B3*     Pegasus Communications Corp., Sr.
                           Notes, Series B, 9.750% due 12/1/06          187,425
   315,000        CCC+    Pegasus Satellite Communications, Inc.,
                           Sr. Discount Notes, step bond to yield
                           23.919% due 3/1/07                           127,575
 1,670,000        Ba1*    Rogers Cablesystems, Ltd., Guaranteed
                           Sr. Sub. Debentures, 11.000% due
                           12/1/15                                    1,882,925
-------------------------------------------------------------------------------
                                                                     16,295,807
-------------------------------------------------------------------------------
Casinos/Gaming -- 5.2%
   455,000        B-      Alliance Gaming Corp., Guaranteed Sr.
                           Sub. Notes, Series B, 10.000% due
                           8/1/07                                       482,300
   290,000        B-      Ameristar Casinos Inc., Guaranteed Sr.
                           Sub. Notes, 10.750% due 2/15/09              323,350
   285,000        B+      Argosy Gaming Co., Sr. Sub. Notes,
                           9.000% due 9/1/11                            303,525
 1,510,000        B       Hollywood Casino Corp., Guaranteed Sr.
                           Secured Notes, 11.250% due 5/1/07          1,683,650
                          Mandalay Resort Group:
   520,000        BB-      Sr. Sub. Debentures, 7.625% due 7/15/13      499,850
   585,000        BB-      Sr. Sub. Notes, Series B, 10.250% due
                             8/1/07                                     647,888
   900,000        BB+     MGM MIRAGE, Guaranteed Sr. Sub.
                           Notes, 8.375% due 2/1/11                     942,750
 1,285,000        BB+     Park Place Entertainment Corp., Sr.
                           Sub. Notes, 8.125% due 5/15/11             1,310,700
 1,075,000        B+      Sun International Hotels Ltd.,
                           Guaranteed Sr. Sub. Notes, 8.625% due
                           12/15/07                                   1,112,625
 2,400,000        B-      Venetian Casino Resort LLC/Las Vegas
                           Sands, Inc., Guaranteed Mortgage
                           Notes, 12.250% due 11/15/04                2,565,000
-------------------------------------------------------------------------------
                                                                      9,871,638
-------------------------------------------------------------------------------
Chemicals - Agricultural -- 1.4%
 1,550,000        Ba1*    IMC Global Inc., Guaranteed Sr. Notes,
                           Series B, 11.250% due 6/1/11               1,743,750
   940,000        BB-     Terra Capital Inc., Guaranteed Sr.
                           Secured Notes, 12.875% due 10/15/08          964,675
-------------------------------------------------------------------------------
                                                                      2,708,425
-------------------------------------------------------------------------------
Chemicals - Major Diversified -- 1.4%
 7,185,000        B-      Huntsman ICI Chemicals LLC, Sr.
                           Discount Notes, zero coupon
                           due 12/31/09                               1,796,250
   325,000        B       Huntsman International LLC, Sr.
                           Notes, 9.875% due 3/1/09 (c)                 328,250
   715,000        B       Texas Petrochemical Corp., Sr. Sub.
                           Notes, 11.125% due 7/1/06                    632,775
-------------------------------------------------------------------------------
                                                                      2,757,275
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    16 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                SECURITY                     VALUE
-------------------------------------------------------------------------------
Chemicals - Specialty -- 2.4%
   345,000        Ba2*    Airgas Inc., Guaranteed Sr. Sub. Notes,
                           9.125% due 10/1/11                      $    370,012
   325,000        B       Applied Extrusion Technologies, Inc.,
                           Guaranteed Sr. Notes, Series B,
                           10.750% due 7/1/11                           313,625
   825,000        B2*     Avecia Group PLC, Guaranteed Sr.
                           Notes, 11.000% due 7/1/09                    870,375
 1,105,000        BB-     ISP Chemco, Inc., Guaranteed Sr. Sub.
                           Notes, Series B, 10.250% due 7/1/11        1,165,775
   600,000        B+      ISP Holdings Inc., Secured Notes,
                           10.625% due 12/15/09 (c)                     618,000
   850,000/EUR/   B+      Messer Griesham Holding AG, Sr.
                           Notes, 10.375% due 6/1/11                    827,985
   360,000        B+      OM Group Inc., Sr. Sub. Notes, 9.250%
                           due 12/15/11 (c)                             374,400
------------------------------------------------------------------------------
                                                                      4,540,172
------------------------------------------------------------------------------
Coal -- 0.4%
   705,000        BB      Luscar Coal Ltd., Sr. Notes, 9.750% due
                           10/15/11                                     752,587
------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.2%
   320,000        BB      Mail-Well I Corp., Guaranteed Sr.
                           Notes, 9.625% due 3/15/12                    324,800
------------------------------------------------------------------------------
Consumer Specialties -- 0.2%
   310,000        B+      American Achievement Corp., Sr.
                           Notes, 11.625% due 1/1/07 (c)                328,987
------------------------------------------------------------------------------
Consumer Sundries -- 0.9%
                          American Greetings Corp.:
   385,000        BBB-     6.100% due 8/1/28                            343,934
   805,000        BB+      Sr. Sub. Notes, 11.750% due 7/15/08          869,400
   590,000        BB      Sola International Inc., Notes, 6.875%
                           due 3/15/08                                  523,018
------------------------------------------------------------------------------
                                                                      1,736,352
------------------------------------------------------------------------------
Containers/Packaging -- 3.7%
 1,220,000        BB      Owens-Brockway Glass Container, Sr.
                           Secured Notes, 8.875% due 2/15/09 (c)      1,265,750
 1,080,000        B+      Owens-Illinois Inc., Sr. Notes, 7.150%
                           due 5/15/05                                1,031,400
    80,000        B-      Pliant Corp., Guaranteed Sr. Sub.
                           Notes, 13.000% due 6/1/10                     85,200
   560,000        BBB     Sealed Air Corp., Notes, 6.950% due
                           5/15/09 (c)                                  535,521
 2,860,000        B       Stone Container Corp., Guaranteed Sr.
                           Notes, 11.500% due 8/15/06 (c)             3,106,675
   645,000        B-      Sweetheart Cup Co., Inc., Sr. Sub.
                           Notes, 10.500% due 9/1/03                    603,881
   495,000        B-      Tekni-Plex Inc., Guaranteed Sr. Sub.
                           Notes, Series B, 12.750% due 6/15/10         517,275
------------------------------------------------------------------------------
                                                                      7,145,702
------------------------------------------------------------------------------
Contract Drilling -- 0.4%
   710,000        BB+     Pride International Inc., Sr. Notes,
                           10.000% due 6/1/09                           775,675
------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    17 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+   RATING(a)                SECURITY                     VALUE
   --------------------------------------------------------------------------
   Department Stores -- 0.8%
                        J.C. Penney Co., Inc.:
      280,000   BBB-     Debentures, 6.900% due 8/15/26          $    282,906
      415,000   BBB-     Notes, 6.125% due 11/15/03                   415,184
      717,000   BB      Saks Inc., Guaranteed Notes, 9.875% due
                         10/1/11                                      767,190
   -------------------------------------------------------------------------
                                                                    1,465,280
   -------------------------------------------------------------------------
   Drugstore Chains -- 0.4%
                        Rite Aid Corp.:
      680,000   B-       Notes, 7.125% due 1/15/07                    503,200
      325,000   B-       Sr. Notes, 7.625% due 4/15/05                268,125
   -------------------------------------------------------------------------
                                                                      771,325
   -------------------------------------------------------------------------
   Electric Utilities -- 2.5%
      650,000   BB+     Avista Corp., Sr. Notes, 9.750% due
                         6/1/08                                       695,954
                        CMS Energy Corp., Sr. Notes:
      405,000   BB       7.625% due 11/15/04                          413,383
      315,000   BB       9.875% due 10/15/07                          342,209
      640,000   BBB-    Edison Mission Energy, Sr. Notes,
                         10.000% due 8/15/08                          656,911
    1,155,000   Ba2*    Mission Energy Holding Co., Sr. Secured
                         Notes, 13.500% due 7/15/08                 1,273,388
    1,165,000   BBB     Orion Power Holdings, Inc., Sr. Notes,
                         12.000% due 5/1/10                         1,339,750
   -------------------------------------------------------------------------
                                                                    4,721,595
   -------------------------------------------------------------------------
   Electrical Products -- 0.3%
      690,000   Baa2*   Thomas & Betts Corp., Sr. Medium-Term
                         Notes, 6.625% due 5/7/08                     601,699
   -------------------------------------------------------------------------
   Electronic Components -- 0.2%
      407,000   Ba2*    Celestica International Inc., Sr. Sub.
                         Notes, 10.500% due 12/31/06 (b)              427,350
   -------------------------------------------------------------------------
   Electronics/Appliances -- 0.5%
      445,000   B3*     Remington Product Co., LLC, Sr. Sub.
                         Notes, Series D, 11.000% due 5/15/06         380,475
                        Salton Inc.:
       65,000   B        Guaranteed Sr. Sub. Notes, 10.750% due
                           12/15/05                                    67,113
      475,000   B        Sr. Sub. Notes, 12.250% due 4/15/08          503,500
   -------------------------------------------------------------------------
                                                                      951,088
   -------------------------------------------------------------------------
   Electronics Distributors -- 0.4%
    1,005,000   Baa1*   Arrow Electronic Inc., Sr. Debentures,
                         6.875% due 6/1/18                            787,987
   -------------------------------------------------------------------------
   Engineering and Construction -- 0.3%
    1,135,000   NR      Metromedia Fiber Network, Inc., Notes,
                         14.000% due 3/15/07 (c)(d)                   482,375
   -------------------------------------------------------------------------


                      See Notes to Financial Statements.



    18 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+   RATING(a)                SECURITY                      VALUE
  ---------------------------------------------------------------------------
  Environmental Services -- 2.2%
                       Allied Waste North America, Inc.,
                        Guaranteed Sr. Sub. Notes, Series B:
     890,000   BB-        8.500% due 12/1/08                     $    907,800
   2,315,000   B+         10.000% due 8/1/09                        2,390,237
     160,000   B       Synagro Technologies Inc., Sr. Sub.
                        Notes, 9.500% due 4/1/09 (c)                  163,600
     690,000   B+      URS Corp., Sr. Sub. Notes, Series B,
                        12.250% due 5/1/09                            724,500
  -------------------------------------------------------------------------
                                                                    4,186,137
  -------------------------------------------------------------------------
  Finance/Rental/Leasing -- 1.6%
     960,000   BBB-    Avis Group Holdings Inc., Guaranteed
                        Sr. Sub. Notes, 11.000% due 5/1/09          1,070,400
     920,000   BB      United Rentals Inc., Guaranteed Sr.
                        Notes, Series B, 10.750% due 4/15/08        1,016,600
     910,000   B-      Williams Scotsman Inc., Guaranteed Sr.
                        Notes, 9.875% due 6/1/07                      930,475
  -------------------------------------------------------------------------
                                                                    3,017,475
  -------------------------------------------------------------------------
  Financial Conglomerates -- 0.9%
   4,762,000   NR      Finova Group Inc., Notes, 7.500% due
                        11/15/09                                    1,714,320
  -------------------------------------------------------------------------
  Food Distributors -- 0.7%
                       Fleming Cos., Inc.:
     250,000   BB-      Guaranteed Sr. Notes, 10.125% due
                          4/1/08                                      263,750
   1,015,000   B+       Guaranteed Sr. Sub. Notes, Series D,
                          10.625% due 7/31/07                       1,047,987
  -------------------------------------------------------------------------
                                                                    1,311,737
  -------------------------------------------------------------------------
  Foods - Major Diversified -- 0.9%
                       Aurora Foods Inc., Sr. Sub. Notes,
                        Series B:
   1,100,000   CCC+     9.875% due 2/15/07                          1,106,875
     335,000   CCC+     8.750% due 7/1/08                             322,437
     335,000   BB-     Dean Foods Co., Sr. Notes, 6.900% due
                        10/15/17                                      293,427
  -------------------------------------------------------------------------
                                                                    1,722,739
  -------------------------------------------------------------------------
  Foods - Meat/Fish/Dairy -- 0.6%
     290,000   B       American Seafoods Group LLC, Sr. Sub.
                        Notes, 10.125% due 4/15/10 (c)                298,700
     325,000   BB      Land O' Lakes Inc., Sr. Notes, 8.750%
                        due 11/15/11 (c)                              305,500
     675,000   BBB     Tyson Foods Inc., Notes, 7.000% due
                        1/15/28                                       619,936
  -------------------------------------------------------------------------
                                                                    1,224,136
  -------------------------------------------------------------------------
  Foods - Retail -- 0.7%
                       Great Atlantic & Pacific Tea Co., Inc.:
     715,000   BB       Notes, 7.750% due 4/15/07                     715,000
     610,000   BB       Sr. Notes, 9.125% due 12/15/11                645,075
  -------------------------------------------------------------------------
                                                                    1,360,075
  -------------------------------------------------------------------------


                      See Notes to Financial Statements.



    19 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+   RATING(a)                SECURITY                     VALUE
   --------------------------------------------------------------------------
   Foods - Specialty/Candy -- 0.3%
      525,000   B2*     Michael Foods, Inc., Sr. Sub. Notes,
                         Series B, 11.750% due 4/1/11            $    580,125
   --------------------------------------------------------------------------
   Forest Products -- 0.6%
    1,135,000   B+      Louisiana Pacific Corp., Sr. Sub.
                         Notes, 10.875% due 11/15/08                1,231,475
   --------------------------------------------------------------------------
   Home Furnishings -- 0.1%
       80,000   B2*     Sealy Mattress Co., Guaranteed Sr.
                         Discount Notes, Series B, step bond to
                         yield 10.232% due 12/15/07                    81,000
      325,000   Ca*     WestPoint Stevens Inc., Sr. Notes,
                         7.875% due 6/15/08                           199,875
   --------------------------------------------------------------------------
                                                                      280,875
   --------------------------------------------------------------------------
   Homebuilding -- 2.2%
                        D.R. Horton Inc.:
      320,000   Ba1*     Guaranteed Sr. Notes, 8.000% due 2/1/09      318,400
      550,000   Ba2*     Sr. Sub. Notes, 9.375% due 3/15/11           565,125
      480,000   BB-     KB HOME, Sr. Sub. Notes, 9.500% due
                         2/15/11                                      504,000
      945,000   BB+     Lennar Corp., Guaranteed Sr. Notes,
                         Series B, 9.950% due 5/1/10                1,063,125
      340,000   B1*     Meritage Corp., Guaranteed Sr. Notes,
                         9.750% due 6/1/11                            357,850
      385,000   BB+     Ryland Group Inc., Sr. Notes, 9.750%
                         due 9/1/10                                   425,425
      570,000   Ba2*    Schuler Homes, Inc., Guaranteed Notes,
                         10.500% due 7/15/11                          615,600
      325,000   Ba3*    Standard Pacific Corp., Sr. Sub. Notes,
                         9.250% due 4/15/12                           331,500
   --------------------------------------------------------------------------
                                                                    4,181,025
   --------------------------------------------------------------------------
   Hospital/Nursing Management -- 0.5%
      765,000   B-      Magellan Health Services, Inc., Sr.
                         Sub. Notes, 9.000% due 2/15/08               654,075
      325,000   B       Res-Care, Inc., Sr. Notes, 10.625% due
                         11/15/08 (c)                                 305,500
   --------------------------------------------------------------------------
                                                                      959,575
   --------------------------------------------------------------------------
   Hotels/Resorts/Cruiselines -- 2.1%
      775,000   B1*     Courtyard By Marriott II L.P./Courtyard
                         Finance Co., Sr. Secured Notes, Series
                         B, 10.750% due 2/1/08                        804,062
      510,000   BBB-    Hilton Hotels Corp., Sr. Notes, 7.950%
                         due 4/15/07                                  524,888
    2,220,000   B+      Intrawest Corp., Sr. Notes, 10.500% due
                         2/1/10                                     2,364,300
      370,000   B       Vail Resorts Inc., Guaranteed Sr. Sub.
                         Notes, 8.750% due 5/15/09                    380,175
   --------------------------------------------------------------------------
                                                                    4,073,425
   --------------------------------------------------------------------------
   Household/Personal Care -- 0.5%
      260,000   B+      AKI Inc., Sr. Notes, 10.500% due 7/1/08       247,000
      615,000   B-      Revlon Consumer Products Corp., Sr.
                         Notes, 12.000% due 12/1/05 (c)               618,075
   --------------------------------------------------------------------------
                                                                      865,075
   --------------------------------------------------------------------------
   Industrial Machinery -- 0.2%
      335,000   B       Flowserve Corp., Guaranteed Sr. Sub.
                         Notes, 12.250% due 8/15/10                   380,225
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.



    20 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+   RATING(a)                SECURITY                     VALUE
   --------------------------------------------------------------------------
   Industrial Specialties -- 0.6%
                        Foamex L.P.:
      325,000   B        Guaranteed Sr. Secured Notes, 10.750%
                           due 4/1/09 (c)                        $    344,500
      325,000   B-       Guaranteed Sr. Sub. Notes, 9.875% due
                           6/15/07                                    299,000
      435,000   B2*     UCAR Finance Inc., Guaranteed Sr.
                         Notes, 10.250% due 2/15/12 (c)               460,013
   --------------------------------------------------------------------------
                                                                    1,103,513
   --------------------------------------------------------------------------
   Major Telecommunications -- 0.9%
      935,000   Ba3*    Panamsat Corp., Guaranteed Sr. Notes,
                         8.500% due 2/1/12 (c)                        939,675
      770,000   Baa2*   Qwest Corp., Notes, 8.875% due 3/15/12
                         (c)                                          750,796
   --------------------------------------------------------------------------
                                                                    1,690,471
   --------------------------------------------------------------------------
   Managed Healthcare -- 0.2%
      320,000   B+      Rotech Healthcare Inc., Sr. Sub. Notes,
                         9.500% due 4/1/12 (c)                        336,000
   --------------------------------------------------------------------------
   Marine Shipping -- 0.3%
      595,000   B-      Oglebay Norton Co., Sr. Sub. Notes,
                         10.000% due 2/1/09                           493,850
   --------------------------------------------------------------------------
   Medical Distributors -- 0.3%
      520,000   B       Physician Sales and Service Inc.,
                         Guaranteed Sr. Sub. Notes, 8.500% due
                         10/1/07                                      530,400
   --------------------------------------------------------------------------
   Medical/Nursing Services -- 0.8%
                        HEALTHSOUTH Corp., Sr. Notes:
      875,000   BBB-     6.875% due 6/15/05                           879,203
      585,000   BBB-     8.375% due 10/1/11                           612,787
   --------------------------------------------------------------------------
                                                                    1,491,990
   --------------------------------------------------------------------------
   Medical Specialties -- 1.6%
                        Alaris Medical Systems, Inc.:
      795,000   B-       Guaranteed Sr. Sub. Notes, 9.750% due
                           12/1/06                                    790,031
      295,000   B+       Sr. Secured Notes, Series B, 11.625%
                           due 12/1/06                                329,662
      735,000   B3*     Hanger Orthopedic Group, Inc., Sr. Sub.
                         Notes, 11.250% due 6/15/09                   753,375
      655,000   B       Per-Se Technologies Inc., Guaranteed
                         Sr. Notes, Series B, 9.500% due 2/15/05      645,175
      625,000   B-      Universal Hospital Services Inc., Sr.
                         Notes, 10.250% due 3/1/08                    612,500
   --------------------------------------------------------------------------
                                                                    3,130,743
   --------------------------------------------------------------------------
   Metal Fabrication -- 0.9%
      590,000   CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750%
                         due 1/15/09                                  486,750
    1,375,000   CCC+    Park-Ohio Industries, Inc., Sr. Sub.
                         Notes, 9.250% due 12/1/07                    880,000
      260,000   BB-     Wolverine Tube Inc., Guaranteed Sr.
                         Notes, 10.500% due 4/1/09 (c)                262,600
   --------------------------------------------------------------------------
                                                                    1,629,350
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.



    21 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)    APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+   RATING(a)                SECURITY                     VALUE
   --------------------------------------------------------------------------
   Miscellaneous Commercial Services -- 0.7%
      395,000   B2*     Intertek Finance PLC, Guaranteed Sr.
                         Secured Notes, Series B, 10.250% due
                         11/1/06                                 $    408,825
      195,000   B       Johnsondiversey Inc., Sr. Sub. Notes,
                         9.625% due 5/15/12 (c)                       203,531
      790,000   CCC+    Outsourcing Solutions Inc., Sr. Sub.
                         Notes, Series B, 11.000% due 11/1/06         689,275
   -------------------------------------------------------------------------
                                                                    1,301,631
   -------------------------------------------------------------------------
   Miscellaneous Manufacturing -- 0.2%
      445,000   CCC+    Aqua-Chem, Inc., Sr. Sub. Notes,
                         11.250% due 7/1/08                           382,700
   -------------------------------------------------------------------------
   Movies/Entertainment -- 1.7%
                        AMC Entertainment Inc., Sr. Sub. Notes:
      895,000   CCC      9.500% due 3/15/09                           903,950
      430,000   CCC      9.500% due 2/1/11                            434,300
    1,960,000   B       Premier Parks Inc., Sr. Discount Notes,
                         step bond to yield 11.519% due 4/1/08      1,930,600
   -------------------------------------------------------------------------
                                                                    3,268,850
   -------------------------------------------------------------------------
   Oil/Gas Pipelines -- 0.4%
      760,000   BB-     Leviathan Gas Pipeline Partners L.P.,
                         Guaranteed Sr. Sub. Notes,
                         Series B, 10.375% due 6/1/09                 832,200
   -------------------------------------------------------------------------
   Oil/Gas Production -- 3.0%
    1,280,000   B+      Forest Oil Corp., Guaranteed Sr. Sub.
                         Notes, 10.500% due 1/15/06                 1,382,400
      355,000   B       Houston Exploration Co., Sr. Sub.
                         Notes, Series B, 8.625% due 1/1/08           360,325
      320,000   B+      Magnum Hunter Resources, Inc., Sr.
                         Notes, 9.600% due 3/15/12 (c)                337,600
      195,000   B-      Mission Resources Corp., Guaranteed Sr.
                         Sub. Notes, Series C, 10.875% due
                         4/1/07                                       183,300
                        Plains Resources Inc., Guaranteed Sr.
                         Sub. Notes:
      450,000   B+       Series B, 10.250% due 3/15/06                466,875
       55,000   B+       Series F, 10.250% due 3/15/06                 57,063
                        Pogo Producing Co., Sr. Sub. Notes,
                         Series B:
      130,000   BB       10.375% due 2/15/09                          141,700
      195,000   BB       8.250% due 4/15/11                           203,775
      565,000   CCC     Ram Energy Inc., Sr. Notes, 11.500% due
                         2/15/08                                      375,725
      375,000   B-      Range Resources Corp., Guaranteed Sr.
                         Sub. Notes, 8.750% due 1/15/07               378,750
      485,000   B+      Stone Energy Corp., Guaranteed Sr. Sub.
                         Notes, 8.750% due 9/15/07                    504,400
      260,000   B       Swift Energy Co., Sr. Sub. Notes,
                         9.375% due 5/1/12                            266,500
                        Vintage Petroleum Inc.:
      455,000   BB-      Sr. Notes, 8.250% due 5/1/12 (c)             456,138
      515,000   B1*      Sr. Sub. Notes, 9.750% due 6/30/09           527,875
   -------------------------------------------------------------------------
                                                                    5,642,426
   -------------------------------------------------------------------------


                      See Notes to Financial Statements.



    22 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+   RATING(a)                SECURITY                      VALUE
  ---------------------------------------------------------------------------
  Oil Refining/Marketing -- 0.5%
     475,000   BB+     Pennzoil-Quaker State Co., Sr. Notes,
                        10.000% due 11/1/08 (c)                  $    557,531
     455,000   B+      Tesoro Petroleum Corp., Sr. Sub. Notes,
                        9.625% due 4/1/12 (c)                         467,513
  -------------------------------------------------------------------------
                                                                    1,025,044
  -------------------------------------------------------------------------
  Oilfield Services/Equipment -- 0.7%
                       Compagnie Generale de Geophysique, Sr.
                        Notes:
     515,000   BB       10.625% due 11/15/07                          537,531
     185,000   BB       10.625% due 11/15/07 (c)                      193,094
     260,000   BB-     Petroleum Helicopters Inc., Sr. Notes,
                        9.375% due 5/1/09 (c)                         269,100
     320,000   BB-     Superior Energy Services Inc.,
                        Guaranteed Sr. Notes,
                        8.875% due 5/15/11                            323,200
  -------------------------------------------------------------------------
                                                                    1,322,925
  -------------------------------------------------------------------------
  Other Consumer Services -- 1.7%
     485,000   B       Coinmach Corp., Sr. Notes, 9.000% due
                        2/1/10 (c)                                    499,550
     310,000   BB+     SC International Services, Inc.,
                        Guaranteed Sr. Sub. Notes, Series B,
                        9.250% due 9/1/07                             283,650
                       Service Corp. International:
     695,000   BB-      Debentures, 7.875% due 2/1/13                 616,813
                        Notes:
     470,000   BB-        6.875% due 10/1/07                          415,950
     570,000   BB-        6.500% due 3/15/08                          493,050
     875,000   B+      Stewart Enterprises, Inc., Guaranteed
                        Sr. Sub. Notes, 10.750% due 7/1/08            967,969
  -------------------------------------------------------------------------
                                                                    3,276,982
  -------------------------------------------------------------------------
  Other Metals/Minerals -- 0.3%
     605,000   BBB-    Phelps Dodge Corp., Sr. Notes, 8.750%
                        due 6/1/11                                    611,576
  -------------------------------------------------------------------------
  Precious Metals -- 0.3%
     450,000   BBB     Newmont Mining Corp., Notes, 8.625% due
                        5/15/11                                       490,110
  -------------------------------------------------------------------------
  Property/Casualty Insurance -- 0.1%
     390,000   BB+     PXRE Capital Trust I, Guaranteed
                        Capital Securities, 8.850% due 2/1/27         253,869
  -------------------------------------------------------------------------
  Publishing - Books/Magazines -- 1.1%
   1,775,000   BB-     Quebecor Media Inc., Sr. Notes, 11.125%
                        due 7/15/11 (b)                             1,892,594
     255,000   B       Von Hoffman Corp., Guaranteed Sr.
                        Notes, 10.250% due 3/15/09 (c)                267,750
  -------------------------------------------------------------------------
                                                                    2,160,344
  -------------------------------------------------------------------------
  Publishing - Newspapers -- 1.8%
     750,000   B+      Garden State Newspapers, Inc., Sr. Sub.
                        Notes, Series B, 8.750% due 10/1/09           749,062


                      See Notes to Financial Statements.



    23 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                   SECURITY                        VALUE
--------------------------------------------------------------------------------
Publishing - Newspapers -- 1.8% (continued)
                     Hollinger International Publishing Inc.,
                      Guaranteed Sr. Sub. Notes:
   610,000   Ba3*     9.250% due 2/1/06                             $    629,825
   745,000   Ba3*     9.250% due 3/15/07                                 769,212
 1,301,254   B       Hollinger Participation Trust, Sr. Notes,
                      12.125% due 11/15/10 (c)                         1,242,698
--------------------------------------------------------------------------------
                                                                       3,390,797
--------------------------------------------------------------------------------
Pulp and Paper -- 1.6%
   590,000   BBB     Bowater Canada Finance Corp., Guaranteed
                      Notes, 7.950% due 11/15/11                         597,308
                     Buckeye Technologies Inc., Sr. Sub. Notes:
   315,000   B+       9.250% due 9/15/08                                 285,075
 1,090,000   B+       8.000% due 10/15/10                                937,400
 1,210,000   BBB-    Georgia-Pacific Corp., Sr. Notes, 7.500% due
                      5/15/06                                          1,203,519
--------------------------------------------------------------------------------
                                                                       3,023,302
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.9%
   325,000   Ba3*    Crescent Real Estate Equities LP, Sr. Notes,
                      9.250% due 4/15/09 (c)                             333,759
   740,000   BB-     HMH Properties, Inc., Guaranteed Sr. Secured
                      Notes, Series A, 7.875% due 8/1/05                 741,850
 1,020,000   BB-     Host Marriott LP, Sr. Notes, 9.500% due
                      1/15/07 (c)                                      1,082,475
   715,000   BB-     Meditrust Corp., Notes, 7.114% due 8/15/04 (c)      711,425
   540,000   BBB-    Starwood Hotels & Resorts Worldwide Inc.,
                      Notes, 6.750% due 11/15/05                         535,284
   195,000   BB-     Ventas Realty LP, Sr. Notes, 9.000% due
                      5/1/12 (c)                                         200,363
--------------------------------------------------------------------------------
                                                                       3,605,156
--------------------------------------------------------------------------------
Recreational Products -- 0.8%
 1,760,000   BB      Hasbro, Inc., Sr. Debentures, 6.600% due
                      7/15/28                                          1,311,200
   260,000   B       The Hockey Co. & Sport Maska Inc., Sr.
                      Secured Notes, 11.250% due 4/15/09 (c)             266,500
--------------------------------------------------------------------------------
                                                                       1,577,700
--------------------------------------------------------------------------------
Restaurants -- 0.8%
   785,000   B-      Carrols Corp., Guaranteed Sr. Sub. Notes,
                      9.500% due 12/1/08                                 779,112
   780,000   Ba3*    Sbarro, Inc., Guaranteed Sr. Notes, 11.000%
                      due 9/15/09                                        807,300
--------------------------------------------------------------------------------
                                                                       1,586,412
--------------------------------------------------------------------------------
Savings Banks -- 1.8%
 1,075,000   B3*     Ocwen Capital Trust I, Guaranteed Capital
                      Securities, 10.875% due 8/1/27                     865,375
 1,000,000   B1*     Ocwen Federal Bank FSB, Sub. Debentures,
                      12.000% due 6/15/05                              1,000,000
 1,205,000   B1*     Ocwen Financial Corp., Notes, 11.875% due
                      10/1/03                                          1,205,000
   390,000   BB-     Western Financial Bank FSB, Sub. Debentures,
                      9.625% due 5/15/12                                 394,875
--------------------------------------------------------------------------------
                                                                       3,465,250
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    24 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                SECURITY                      VALUE
--------------------------------------------------------------------------------
Services to the Health Industry -- 0.2%
   325,000        B+      US Oncology, Inc., Sr. Sub. Notes,
                           9.625% due 2/1/12 (c)                    $    320,531
------------------------------------------------------------------------------
Specialty Insurance -- 0.2%
   555,000        Ba1*    Markel Capital Trust I, Guaranteed
                           Capital Securities, Series B, 8.710%
                           due 1/1/46                                    453,705
------------------------------------------------------------------------------
Specialty Stores -- 0.8%
   465,000        B-      Advance Stores Co., Inc., Guaranteed
                           Sr. Notes, Series B, 10.250% due
                           4/15/08                                       495,225
   520,000        B-      Jo-Ann Stores Inc., Guaranteed Sr. Sub.
                           Notes, 10.375% due 5/1/07                     520,000
                          The Pep Boys -- Manny, Moe & Jack,
                           Medium-Term Notes, Series A:
   305,000        BB-        6.710% due 11/3/04                          289,750
   290,000        BB-        6.520% due 7/16/07                          290,363
------------------------------------------------------------------------------
                                                                       1,595,338
------------------------------------------------------------------------------
Specialty Telecommunications -- 0.2%
   695,000        B-      GT Group Telecom, Inc., Sr. Discount
                           Notes, step bond to yield 15.232% due
                           2/1/10                                         31,275
   375,000        BBB     WorldCom, Inc., Notes, 7.875% due
                           5/15/03                                       281,321
------------------------------------------------------------------------------
                                                                         312,596
------------------------------------------------------------------------------
Steel -- 0.1%
   195,000        B       Steel Dynamics Inc., Sr. Notes, 9.500%
                           due 3/15/09 (c)                               206,700
------------------------------------------------------------------------------
Telecommunications Equipment -- 0.3%
   375,000        Ba2*    Avaya Inc., Sr. Secured Notes, 11.125%
                           due 4/1/09                                    358,125
   320,000        BB-     Nortel Networks Ltd., Notes, 6.125% due
                           2/15/06                                       230,226
------------------------------------------------------------------------------
                                                                         588,351
------------------------------------------------------------------------------
Tobacco -- 0.4%
   175,000        BB      Dimon Inc., Guaranteed Sr. Notes,
                           Series B, 9.625% due 10/15/11                 185,500
   609,000        BB      Standard Commercial Tobacco, Guaranteed
                           Sr. Notes, 8.875% due 8/1/05                  624,225
------------------------------------------------------------------------------
                                                                         809,725
------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 1.1%
   390,000        BB      Case Corp., Notes, 7.250% due 8/1/05           349,803
   160,000        BB      Case Credit Corp., Notes, 6.750% due
                           10/21/07                                      135,259
   930,000        B       Columbus McKinnon Corp., Guaranteed Sr.
                           Sub. Notes, 8.500% due 4/1/08                 902,100
   365,000/EUR/   B+      The Manitowoc Co., Inc., Sr. Sub.
                           Notes, 10.375% due 5/15/11                    354,957
   355,000        BB+     Navistar International Corp.,
                           Guaranteed Sr. Notes, Series B, 9.375%
                           due 6/1/06                                    374,525
------------------------------------------------------------------------------
                                                                       2,116,644
------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    25 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                SECURITY                     VALUE
-------------------------------------------------------------------------------
Wireless Telecommunications -- 3.9%
   850,000        CCC     AirGate PCS, Inc., Sr. Sub. Discount
                           Notes, step bond to yield 16.099% due
                           10/1/09                                 $    565,250
   805,000        CCC     Alamosa PCS Holdings Inc., Guaranteed
                           Sr. Discount Notes, step bond to yield
                           14.072% due 2/15/10                          390,425
                          Crown Castle International Corp.:
   640,000        B        Sr. Discount Notes, step bond to yield
                             11.583% due 5/15/11                        396,800
 1,185,000        B        Sr. Notes, 10.750% due 8/1/11              1,096,125
   470,000        B3*     Dobson/Sygnet Communications Inc., Sr.
                           Notes, 12.250% due 12/15/08                  448,850
   565,000        CCC     Horizon PCS Inc., Guaranteed Sr. Notes,
                           step bond to yield 15.101% due 10/1/10       197,750
 1,215,000        B-      Millicom International Cellular S.A.,
                           Sr. Discount Notes, 13.500% due 6/1/06       710,775
                          Nextel Communications, Inc., Sr.
                           Discount Notes:
 1,270,000        B1*      Step bond to yield 11.236% due 9/15/07       914,400
 3,005,000        B1*      Step bond to yield 11.152% due 2/15/08     1,915,688
                          Nextel Partners Inc., Sr. Notes:
   650,000        B3*      12.500% due 11/15/09 (c)                     445,250
   325,000        B3*      11.000% due 3/15/10                          208,813
   208,000        BBB+    VoiceStream Wireless Corp., Sr.
                           Discount Notes, step bond to yield
                           11.871% due 11/15/09                         175,760
------------------------------------------------------------------------------
                                                                      7,465,886
------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $172,266,569)                   172,721,962
------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 3.9%
Cable/Satellite TV -- 0.4%
   675,000        B3*     Adelphia Communications Corp., 6.000%
                           due 2/15/06                                  454,781
   450,000/GBP/   CCC-    Telewest Communications PLC, 5.250% due
                           2/19/07 (c)                                  334,900
------------------------------------------------------------------------------
                                                                        789,681
------------------------------------------------------------------------------
Contract Drilling -- 0.0%
    85,000        B-      Parker Drilling Co., 5.500% due 8/1/04         76,606
------------------------------------------------------------------------------
Electronic Components -- 0.7%
   840,000        Ba2*    Celestica International Inc., zero
                           coupon due 8/1/20                            357,000
 1,755,000        Ba2*    Sanmina Corp., zero coupon due 9/12/20        642,769
   590,000        Ba1*    Solectron Corp., zero coupon due 5/8/20       344,413
------------------------------------------------------------------------------
                                                                      1,344,182
------------------------------------------------------------------------------
Electronic Production Equipment -- 0.3%
   765,000        B-      Amkor Technology, Inc., 5.000% due
                           3/15/07                                      603,394
------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    26 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                  SECURITY                      VALUE
----------------------------------------------------------------------------------
Medical/Nursing Services -- 0.5%
   875,000        B       Total Renal Care Holdings, Inc., 7.000%
                           due 5/15/09                                $    885,938
----------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.3%
   580,000        BB-     Interim Services Inc., 4.500% due 6/1/05         508,225
----------------------------------------------------------------------------------
Semiconductors -- 1.5%
   800,000        Ba3*    Cypress Semiconductor Corp., 3.750% due
                           7/1/05                                          698,000
   995,000        Ba3*    LSI Logic Corp., 4.000% due 2/15/05              870,625
   855,000        B-      TriQuint Semiconductor, Inc., 4.000%
                           due 3/1/07                                      659,419
   770,000        B-      Vitesse Semiconductor Corp., 4.000% due
                           3/15/05                                         593,863
----------------------------------------------------------------------------------
                                                                         2,821,907
----------------------------------------------------------------------------------
Specialty Telecommunications -- 0.2%
 1,105,000/EUR/   B+      COLT Telecom Group PLC, 2.000% due
                           4/3/07                                          381,569
----------------------------------------------------------------------------------

                          TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                          (Cost -- $7,838,945)                           7,411,502
----------------------------------------------------------------------------------

    SHARES                                 SECURITY                      VALUE
----------------------------------------------------------------------------------
COMMON STOCK (e) -- 0.1%
Foods - Major Diversified -- 0.1%
    23,465                Aurora Foods Inc.                                139,382
----------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
    14,858                McLeodUSA, Inc., Class A Shares                      594
    14,121                Song Networks Holding, ADR                         1,977
----------------------------------------------------------------------------------
                                                                             2,571
----------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
     2,112                Crown Castle International Corp.                  15,418
----------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost -- $169,680)                               157,371
----------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
Aerospace and Defense -- 0.1%
       600                Northrop Grumman Corp., 7.250%,
                           Convertible                                      77,400
----------------------------------------------------------------------------------
Major Telecommunications -- 0.2%
       875                Broadwing Communications Inc., 12.500%,
                           Series B, Cumulative Jr. Exchangeable           439,688
----------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
     2,100                Global Crossing Holdings Ltd., 6.750%,
                           Cumulative Convertible                            4,463
----------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
     1,500                Motorola Inc., 7.000% due 11/16/04                72,000
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    27 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

         SHARES                          SECURITY                   VALUE
        -------------------------------------------------------------------
        Wireless Telecommunications -- 0.1%
        7,000             Crown Castle International Corp.,
                           6.250%, Convertible                     $148,750
          270             Dobson Communications Corp., 13.000%,
                           Sr. Exchangeable                          22,478
        ----------------------------------------------------------------
                                                                    171,228
        ----------------------------------------------------------------
                          TOTAL PREFERRED STOCK
                          (Cost -- $1,461,495)                      764,779
        ----------------------------------------------------------------

        WARRANTS                         SECURITY                   VALUE
        -------------------------------------------------------------------
        WARRANTS (e) -- 0.0%
        Broadcasting -- 0.0%
        1,950             UIH Australia/Pacific Inc., Expire
                           5/15/06                                       20
        ----------------------------------------------------------------
        Commercial Printing/Forms -- 0.0%
          435             Merrill Corp., Expire 5/1/09                   44
        ----------------------------------------------------------------
        Containers/Packaging -- 0.0%
           80             Pliant Corp., Expire 6/1/10                   820
        ----------------------------------------------------------------
        Internet Software/Services -- 0.0%
        1,545             Wam!Net Inc., Expire 3/1/05 (c)                15
          430             ZNet Internet Services, Expire 7/1/09
                           (c)                                            1
        ----------------------------------------------------------------
                                                                         16
        ----------------------------------------------------------------
        Specialty Telecommunications -- 0.0%
          695             GT Group Telecom Inc., Expire 2/1/10 (c)    1,390
          165             Jazztel PLC, Expire 7/15/10 (c)                 0
          700             RSL Communications Ltd., Expire 11/15/06       98
        ----------------------------------------------------------------
                                                                      1,488
        ----------------------------------------------------------------
        Wireless Telecommunications -- 0.0%
          350             Horizon PCS Inc., Expire 10/1/10 (c)       10,544
          925             Iridium World Communications Ltd.,
                           Expire 7/15/05 (c)                             9
          375             IWO Holdings Inc., Expire 1/15/11 (c)       9,422
        ----------------------------------------------------------------
                                                                     19,975
        ----------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $306,515)          22,363
        ----------------------------------------------------------------

                      See Notes to Financial Statements.


    28 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT                             SECURITY                       VALUE
   -----------------------------------------------------------------------------
   REPURCHASE AGREEMENT -- 5.0%
   $9,531,000          J.P. Morgan Chase & Co., 1.850% due
                        5/1/02; Proceeds at
                        maturity -- $9,531,463; (Fully
                        collateralized by U.S. Treasury
                        Strips, 0.000% to 12.000% due 5/15/02
                        to 8/15/28; Market
                        value -- $9,816,957)
                        (Cost -- $9,531,000)                        $  9,531,000
   --------------------------------------------------------------------------
                       TOTAL
                       INVESTMENTS -- 100% (Cost -- $191,574,204**) $190,608,977
   --------------------------------------------------------------------------

 +  Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) All or a portion of this security is segregated for open forward foreign currency transactions.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
(e) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  EUR -- Euro.
  GBP -- British Pound.

  See pages 64 and 65 for definitions of ratings.


                      See Notes to Financial Statements.



    29 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                                   VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 15.6%
U.S. Treasury Obligations -- 10.9%
                     U.S. Treasury Bonds:
$  205,000             5.750% due 8/15/10                                                   $   214,762
 7,535,000             7.500% due 11/15/16                                                    8,942,221
 2,390,000             6.250% due 8/15/23                                                     2,538,256
 1,200,000             6.250% due 5/15/30                                                     1,289,345
   220,000             5.375% due 2/15/31                                                       213,091
-------------------------------------------------------------------------------------------------------
                                                                                             13,197,675
-------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 4.7%
                     Federal National Mortgage Association (FNMA):
    91,842             7.500% due 1/1/30 - 10/1/30                                               96,039
 1,800,000             6.500% due 5/1/32                                                      1,821,366
                     Government National Mortgage Association (GNMA):
   365,772             8.000% due 12/15/22 - 12/15/26                                           392,230
 2,021,202             7.000% due 5/15/28 - 7/15/28                                           2,094,479
 1,193,049             6.500% due 8/15/27 - 10/15/28                                          1,214,834
-------------------------------------------------------------------------------------------------------
                                                                                              5,618,948
-------------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT SECTOR
                     (Cost -- $18,779,096)                                                   18,816,623
-------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING(a)                                SECURITY                                   VALUE
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6%
   420,000   A       Amortizing Residential Collateral Trust, Series 2002-BC1,
                      Class M2, 2.950% due 1/1/32 (b)                                           414,917
   781,000   BBB-    Amresco Commercial Mortgage Funding I, Series 1997-C1,
                      Class F, 7.640% due 6/17/29                                               818,708
    23,347   Baa2*   Arc Net Interest Margin Trust, Series 2002-1, Class A,
                      7.750% due 1/27/32 (c)                                                     23,113
   726,139   AAA     Bank of America Commercial Mortgage Inc., Series 2001-PB1,
                      Class XC, 0.801% due 5/11/35 (c)                                           33,385
 1,420,353   AAA     Bank of America Mortgage Securities, Inc., Series 2001-10,
                      Class 1A11, 6.700% due 10/25/31 (b)                                       104,751
   105,000   BB+     Chase Commercial Mortgage Securities Corp., Series 2000-3, Class G,
                      6.887% due 10/15/32 (c)                                                    86,592
   340,000   BBB     Commercial Mortgage Acceptance Corp., Series 1997-ML1,
                      Class D, 6.975% due 12/15/30                                              333,412
   380,000   Aaa*    Countrywide Home Loans, Inc., Series 1998-3, Class A5,
                      6.750% due 4/25/28                                                        390,190
   105,000   BBB-    Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CF2,
                      Class G, 6.930% due 2/15/34 (c)                                           104,625


                      See Notes to Financial Statements.



    30 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT   RATING(a)                SECURITY                      VALUE
   --------------------------------------------------------------------------
                        Federal Home Loan Mortgage Corp.
                         (FHLMC):
                         Interest-Only Strips:
   $  688,782   AAA        Series 209, Class IO, 7.500% due
                            9/1/30                                $   110,841
    2,435,604   AAA        Series 212, Class IO, 6.000% due
                            5/1/31                                    668,269
      102,255   AAA        Series 216, Class IO, 6.000% due
                            1/1/32                                     31,028
      367,507   AAA        Series 2389, Class EI, 6.000% due
                            11/15/21                                   49,384
                         Principal-Only Strips:
      104,355   AAA        Series 57, Class A, zero coupon due
                            11/25/23                                   88,751
      602,021   AAA        Series 215, Class PO, zero coupon
                            due 6/1/31                                534,670
        2,953   AAA        Series 2291, Class QO, zero coupon
                            due 3/15/31                                 2,672
        8,642   AAA        Series 2312, Class PO, zero coupon
                            due 5/15/31                                 7,821
       34,957   AAA        Series 2317, Class PO, zero coupon
                            due 5/15/31                                32,892
       34,803   AAA        Series 2331, Class PO, zero coupon
                            due 6/15/31                                31,497
       69,902   AAA        Series 2337, Class PO, zero coupon
                            due 7/15/31                                57,276
      149,922   AAA        Series 2351, Class EO, zero coupon
                            due 8/15/31                               123,685
       17,892   AAA      Series 2149, Class ST, 22.409% due
                           5/15/29 (b)                                 17,892
      105,305   AAA      Series 2154, Class SA, 24.657% due
                           5/15/29 (b)                                110,274
       26,649   AAA      Series 2286, Class LR, 15.533% due
                           3/15/24 (b)                                 27,673
      142,902   AAA      Series 2319, Class S, 21.759% due
                           5/15/31 (b)                                142,724
      251,221   AAA      Series 2360, Class SC, 16.224% due
                           9/15/31 (b)                                245,333
                        Federal National Mortgage Association
                         (FNMA):
                         Interest-Only Strips:
    1,446,246   AAA        Series 318, Class 2, 6.000% due
                            1/1/32                                    437,037
      438,261   AAA        Series 319, Class 2, 6.500% due
                            2/1/32                                    120,933
      204,300   AAA        Series 2001-58, Class HI, 6.500% due
                            5/25/26                                    47,308
      400,084   AAA        Series 2001-62, Class BI, 6.000% due
                            5/25/26                                    71,640
      729,000   AAA        Series 2001-70, Class PI, 6.000% due
                            2/25/21                                   100,453
      333,300   AAA        Series 2001-74, Class MI, 6.000% due
                            12/25/15                                   58,497
                         Principal-Only Strips:
      179,041   AAA        Series 1993-159, Class D, zero
                            coupon due 7/25/23                        144,660
      186,257   AAA        Series 1996-5, Class PB, zero coupon
                            due 4/25/24                               143,767
       57,050   AAA        Series 1999-4, Class M, zero coupon
                            due 10/25/23                               51,541
      144,506   AAA        Series 1999-51, Class N, zero coupon
                            due 9/17/29                               119,760
       16,018   AAA        Series 2001-28, Class PO, zero
                            coupon due 7/25/31                         14,496
       13,491   AAA        Series 2001-30, Class DO, zero
                            coupon due 7/25/31                         12,209
      459,227   AAA        Series 2001-41, Class KO, zero
                            coupon due 9/25/31                        377,284
       41,846   AAA      Series 1998-63, Class S, 14.640% due
                           5/25/26 (b)                                 41,846
      337,079   AAA      Series 2001-55, Class CZ, 6.500% due
                           10/25/31                                   334,708
      105,000   NR      GE Capital Commercial Mortgage Corp.,
                         Series 2001-1, Class G, 7.035% due
                         4/15/11 (c)                                  103,268
      100,000   AAA     LB-UBS Commercial Mortgage Trust,
                         Series 2001-C3, Class A2, 6.365% due
                         12/15/28                                     102,896
      225,000   BBB-    Merrill Lynch Mortgage Investors Inc.,
                         Series 1996-C2, Class E, 6.960% due
                         11/21/28                                     218,011


                      See Notes to Financial Statements.



    31 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(a)                SECURITY                    VALUE
   -------------------------------------------------------------------------
   $ 4,011,400  AAA      Residential Funding Mortgage Securities
                          I, Series 2001-S26, Class A9, 5.550%
                          due 11/25/31 (b)                        $  245,698
        66,345  Aaa*     Rural Housing Trust, Series 1987-1,
                          Class D, 6.330% due 4/1/26                  68,277
       520,000  BBB+**   Starwood Asset Receivables Trust,
                          Series 2000-1, Class E, 4.600% due
                          9/25/22 (b)(c)                             525,664
   ------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE
                         OBLIGATIONS (Cost -- $7,850,550)          7,932,328
   ------------------------------------------------------------------------
   ASSET-BACKED SECURITIES -- 4.2%
       157,000  AAA      Aames Mortgage Trust, Series 2002-1,
                          Class A3, 6.896% due 6/25/32               159,716
       120,700  BB+      Asset Backed Funding Corp. NIM Trust,
                          Series 2002-WF1, Class NOTE, 9.320%
                          due 12/25/32                               119,512
       334,000  BBB      Bank One Issuance Trust, Series
                          2002-C1, Class C1, 2.801% due 12/15/09
                          (b)                                        334,000
       228,000  A        CDC Mortgage Capital Trust, Series
                          2002-HE1, Class M, 3.093% due 1/25/33
                          (b)                                        225,720
                         Conseco Finance Securitizations Corp.:
       571,000  AAA       Series 2000-4, Class A6, 8.310% due
                            5/1/32                                   615,356
       220,000  A         Series 2000-6, Class M2, 8.200% due
                            9/1/32                                   224,099
       196,000  BBB       Series 2001-4, Class B1, 9.400% due
                            9/1/33                                   184,510
       735,000  AAA       Series 2002-1, Class A, 6.681% due
                            12/1/32                                  739,623
       250,000  Baa2*    Consumer Credit Reference Index
                          Securities Program, Series 2002-1A,
                          Class A, 3.990% due 3/22/07                250,547
        50,000  Ba1*     Green Tree Home Improvement Loan Trust,
                          Series 1995-F, Class B2, 7.100% due
                          1/15/21                                     46,415
       493,363  AAA      Greenpoint Manufactured Housing, Series
                          2000-3, Class IA, 8.450% due 6/20/31       538,185
       250,000  BBB      Madison Avenue Manufactured Housing
                          Contract Trust, Series 2002-A, Class
                          B1, 5.100% due 3/25/32 (b)                 187,500
       121,288  BBB      Mid-State Trust, Series 10, Class B,
                          7.540% due 2/15/36                         118,559
                         Morgan Stanley Dean Witter Capital I:
        98,556  BB        Series 2001-AM1N, Class NOTE, 12.750%
                            due 2/25/32                               98,378
        80,000  BBB-      Series 2001-NC3, Class B1, 4.300% due
                            10/25/31 (b)                              78,937
       316,000  BBB-      Series 2001-NC4, Class B1, 4.350% due
                            1/25/32 (b)                              313,877
       208,810  BBB-**    Series 2001-NC4N, Class NOTE, 8.500%
                            due 1/25/32 (c)                          207,766
       115,000  BBB-      Series 2002-AM2, Class B1, 4.100% due
                            5/25/32 (b)                              112,898
                         Option One Mortgage Securities Corp.:
       219,231  BBB       Series 2002-1, Class CTFS, 6.750% due
                            2/26/32 (c)                              216,652
       234,148  BBB-      Series 2002-2A, Class CFTS, 8.830% due
                            6/26/32 (c)                              234,003
   ------------------------------------------------------------------------
                         TOTAL ASSET-BACKED
                         SECURITIES (Cost -- $4,927,608)           5,006,253
   ------------------------------------------------------------------------


                      See Notes to Financial Statements.



    32 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                               SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------
HIGH-YIELD SECTOR -- 49.0%
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 46.7%
Advertising -- 0.3%
    99,750   B1*     Adams Outdoor Advertising L.P., Term Loans, Tranche B,
                      5.475% due 2/1/08 (b)                                               $   100,373
   300,000   B1*     Lamar Media Corp., Sr. Sub. Notes, 9.250% due 8/15/07                    316,875
-----------------------------------------------------------------------------------------------------
                                                                                              417,248
-----------------------------------------------------------------------------------------------------
Aerospace/Defense -- 1.3%
   280,000   B-      Argo-Tech Corp., Guaranteed Sr. Sub. Notes, 8.625% due 10/1/07           261,800
                     BE Aerospace Inc., Sr. Sub. Notes:
    10,000   B         9.500% due 11/1/08                                                       9,850
   260,000   B         Series B, 8.000% due 3/1/08                                            245,700
   290,000   B-      Decrane Aircraft Holdings Inc., Guaranteed Sr. Sub. Notes, Series B,
                       12.000% due 9/30/08                                                    268,250
                     Hexcel Corp.:
    25,000   CCC+      Convertible Sub. Notes, 7.000% due 8/1/03                               20,000
   130,000   CCC+      Sr. Sub. Notes, 9.750% due 1/15/09                                     107,250
                     L-3 Communications Corp.:
   100,000   Ba3*      Guaranteed Sr. Sub. Notes, Series B, 8.000% due 8/1/08                 102,500
                       Sr. Sub. Notes:
    80,000   Ba3*       8.500% due 5/15/08                                                     82,400
    95,000   Ba3*       Series B, 10.375% due 5/1/07                                           98,325
                     Sequa Corp., Sr. Notes:
   260,000   BB        9.000% due 8/1/09                                                      269,100
    60,000   BB        Series B, 8.875% due 4/1/08                                             61,950
    48,361   NR      United Defense Industries, Inc., Term Loans, Tranche B,
                      4.675% due 7/23/09 (b)                                                   48,579
-----------------------------------------------------------------------------------------------------
                                                                                            1,575,704
-----------------------------------------------------------------------------------------------------
Airlines -- 0.9%
    10,000   B       Air Canada, Sr. Notes, 10.250% due 3/15/11                                 7,700
                     American Airlines, Inc., Pass-Through Certificates, Series 2001-2:
    40,000   AA+       Class A-2, 7.858% due 10/1/11 (c)                                       42,347
    80,000   AA-       Class B, 8.608% due 4/1/11 (c)                                          84,113
   180,000   Ba2*    Calair LLC/Calair Capital Corp., Guaranteed Sr. Notes,
                      8.125% due 4/1/08                                                       153,000
    60,000   BB+     Continental Airlines, Inc., Pass-Through Certificates, Series D,
                      7.568% due 12/1/06                                                       54,521
                     Delta Air Lines, Inc., Secured Pass-Through Certificates:
    70,000   A-        Series 2000-1, Class C, 7.779% due 11/18/05                             71,185
    50,000   A-        Series 2002, Class C, 7.779% due 1/2/12                                 50,450
                     Northwest Airlines, Inc., Guaranteed Notes:
   120,000   B+        7.625% due 3/15/05                                                     111,600
   170,000   B+        9.875% due 3/15/07                                                     166,175


                      See Notes to Financial Statements.



    33 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                                SECURITY                                   VALUE
-------------------------------------------------------------------------------------------------------
Airlines -- 0.9% (continued)
   210,000   B-      United Airlines, Inc., Debentures, 9.125% due 1/15/12                  $   132,300
                     US Airways, Inc., Pass-Through Certificates:
   210,000   B         Series 93-A2, 9.625% due 9/1/03                                          175,360
    40,000   B         Series 93-A3, 10.375% due 3/1/13                                          25,594
-------------------------------------------------------------------------------------------------------
                                                                                              1,074,345
-------------------------------------------------------------------------------------------------------
Automotive -- 1.6%
    80,000   BBB-    ArvinMeritor, Inc., Notes, 8.750% due 3/1/12                                85,577
                     Collins & Aikman Products Co.:
   100,000   B         Guaranteed Sr. Sub. Notes, 11.500% due 4/15/06                           101,250
   170,000   B1*       Sr. Notes, 10.750% due 12/31/11 (c)                                      178,500
    68,314   NR        Term Loans, Tranche B, 7.000% due 12/31/05 (b)                            68,541
                     Dana Corp., Notes:
    30,000   BB        6.250% due 3/1/04                                                         29,100
   220,000   BB        9.000% due 8/15/11                                                       225,500
    20,000   BB        7.000% due 3/1/29                                                         15,500
                     Dura Operating Corp.:
   180,000   B         Guaranteed Sr. Sub. Notes, Series D, 9.000% due 5/1/09                   184,050
   100,000   B+        Sr. Notes, 8.625% due 4/15/12 (c)                                        104,750
                     Exide Corp.:
   280,000   C*        Convertible Sr. Sub. Notes, 2.900% due 12/15/05 (c)(d)                     2,800
    70,000   Ca*       Sr. Notes, 10.000% due 4/15/05 (d)                                        10,850
   110,000   D       Federal-Mogul Corp., Notes, 7.750% due 7/1/06 (d)                           23,650
    30,000   A3*     Ford Motor Credit Co., Notes, 7.375% due 10/28/09                           30,329
    50,000   NR      Hayes Lemmerz International, Inc., Guaranteed Sr. Notes,
                      11.875% due 6/15/06 (c)(d)                                                 34,000
                     Lear Corp., Guaranteed Sr. Notes, Series B:
   200,000   BB+       7.960% due 5/15/05                                                       207,465
   100,000   BB+       8.110% due 5/15/09                                                       104,292
    30,000   CCC+    Motor Coach Industries International, Inc., Guaranteed Sr. Sub. Notes,
                       11.250% due 5/1/09                                                        23,550
   310,000   B-      Motors and Gears, Inc., Sr. Notes, Series D, 10.750% due 11/15/06          299,150
                     Navistar International Inc.:
    50,000   BB+       Guaranteed Sr. Notes, Series B, 9.375% due 6/1/06                         52,750
   130,000   Ba2*      Sr. Sub. Notes, Series B, 8.000% due 2/1/08                              131,300
-------------------------------------------------------------------------------------------------------
                                                                                              1,912,904
-------------------------------------------------------------------------------------------------------
Broadcasting -- 2.2%
                     ABC Worldwide Inc.:
   130,000   A-        Sr. Discount Notes, 10.250% due 11/1/07                                  138,450
   205,000   A-        Sr. Notes, 9.250% due 11/1/07                                            216,275
   185,000   B3*     ACME Television, LLC/ACME Finance Corp., Guaranteed Sr.
                      Discount Notes, Series B, 10.875% due 9/30/04                             190,319
   260,000   B       Affinity Group Holding Inc., Sr. Notes, 11.000% due 4/1/07                 254,800
                     EchoStar DBS Corp., Sr. Notes:
   150,000   B+        9.125% due 1/15/09 (c)                                                   155,250
   140,000   B+        9.375% due 2/1/09                                                        146,650


                      See Notes to Financial Statements.



    34 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                              SECURITY                                  VALUE
----------------------------------------------------------------------------------------------------
Broadcasting -- 2.2% (continued)
                     Emmis Communications Corp.:
    20,000   B2*       Guaranteed Sr. Sub. Notes, Series B, 8.125% due 3/15/09           $    20,575
    70,000   B-        Sr. Discount Notes, step bond to yield 13.121% due 3/15/11             52,937
   127,486   NR        Term Loans, 4.938% due 2/28/09                                        127,359
    30,000   BBB-    Fox Sports Networks, LLC, Sr. Notes, 8.875% due 8/15/07                  31,200
                     Granite Broadcasting Corp., Sr. Sub. Notes:
    40,000   CC        10.375% due 5/15/05                                                    38,400
   130,000   CC        9.375% due 12/1/05                                                    120,575
    30,000   CC        8.875% due 5/15/08                                                     27,300
                     LIN Holdings Corp., Sr. Discount Notes:
   280,000   B-        Step bond to yield 15.334% due 3/1/08                                 260,400
    20,000   B-        Step bond to yield 14.178% due 3/1/08                                  18,200
    15,000   B-      LIN Television Corp., Guaranteed Sr. Sub. Notes, 8.375% due 3/1/08       15,188
    20,000   B3*     Pegasus Communications Corp., Sr. Notes, Series B,
                      9.750% due 12/1/06                                                      11,900
    65,000   B3*     Pegasus Satellite Communications, Inc., Sr. Notes,
                      12.375% due 8/1/06                                                      38,675
                     Sinclair Broadcast Group, Inc.:
                       Guaranteed Sr. Sub. Notes:
   150,000   B          9.000% due 7/15/07                                                   157,500
    50,000   B          8.750% due 12/15/07                                                   52,125
    40,000   B         Sr. Sub. Notes, 8.750% due 12/15/11 (c)                                42,200
    24,000   NR        Term Loans, Tranch B, 5.850% due 9/30/09 (b)                           24,144
    70,000   CCC+    Sirius Satellite Radio Inc., Sr. Secured Notes, 14.500% due 5/15/09      35,525
   260,000   CCC+    XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due 3/15/10         193,050
   260,000   B-      Young Broadcasting Inc., Guaranteed Sr. Sub. Notes,
                      10.000% due 3/1/11                                                     274,300
----------------------------------------------------------------------------------------------------
                                                                                           2,643,297
----------------------------------------------------------------------------------------------------
Building/Construction -- 1.6%
    60,000   B-      Albecca Inc., Guaranteed Sr. Sub. Notes, 10.750% due 8/15/08             66,975
   320,000   BB+     American Standard Inc., Guaranteed Sr. Notes, 7.625% due 2/15/10        328,000
    50,000   B-      Atrium Cos. Inc., Guaranteed Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09                                                      51,000
   100,000   BB      Beazer Homes USA, Inc., Guaranteed Sr. Notes, 8.625% due 5/15/11        103,250
    60,000   B       Building Materials Corp. of America, Guaranteed Sr. Notes,
                      8.000% due 12/1/08                                                      49,575
                     D.R. Horton, Inc.:
    20,000   Ba1*      Guaranteed Sr. Notes, 8.000% due 2/1/09                                19,900
   100,000   Ba1*      Sr. Notes, 7.875% due 8/15/11                                          97,750
   130,000   B-      Dayton Superior Corp., Guaranteed Sr. Sub. Notes,
                      13.000% due 6/15/09                                                    130,650


                      See Notes to Financial Statements.



    35 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

 FACE
AMOUNT+ RATING(a)                            SECURITY                              VALUE
-------------------------------------------------------------------------------------------
Building/Construction -- 1.6% (continued)
                  Del Webb Corp., Sr. Sub. Debentures:
 90,000   BB+       9.375% due 5/1/09                                            $   95,175
 30,000   BB+       10.250% due 2/15/10                                              32,888
170,000   BB-     KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                       178,500
                  Lennar Corp.:
 70,000   BB+       Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10                78,750
 60,000   BB+       Sr. Notes, 7.625% due 3/1/09                                     61,200
 20,000   BB+     M.D.C. Holdings, Inc., Sr. Notes, 8.375% due 2/1/08                20,450
                  Nortek Inc., Series B:
                    Sr. Notes:
 30,000   B+         9.125% due 9/1/07                                               30,787
 70,000   B+         8.875% due 8/1/08                                               71,400
 20,000   B-        Sr. Sub. Notes, 9.875% due 6/15/11                               20,450
                  Ryland Group, Inc.:
 10,000   BB+       Sr. Notes, 9.750% due 9/1/10                                     11,050
170,000   BB-       Sr. Sub. Notes, 8.250% due 4/1/08                               170,850
 60,000   BB      Standard Pacific Corp., Sr. Notes, 9.500% due 9/15/10              62,550
                  Terex Corp., Guaranteed Sr. Sub. Notes:
100,000   B         8.875% due 4/1/08                                               104,750
 30,000   B         Series B, 10.375% due 4/1/11                                     33,000
150,000   NR      Washington Group International, Inc., Guaranteed Sr. Notes,
                   11.000% due 7/1/10 (c)(d)                                         32,250
 60,000   B1*     WCI Communities, Inc., Guaranteed Sr. Sub. Notes,
                   9.125% due 5/1/12 (c)                                             60,600
-------------------------------------------------------------------------------------------
                                                                                  1,911,750
-------------------------------------------------------------------------------------------
Business Services -- 0.7%
                  Iron Mountain Inc.:
 50,000   B         Guaranteed Sr. Notes, 8.125% due 5/15/08                         50,500
                    Guaranteed Sr. Sub. Notes:
210,000   B          8.750% due 9/30/09                                             217,350
 95,000   B          8.625% due 4/1/13                                               98,325
100,000   CCC-    Key3Media Group, Inc., Guaranteed Sr. Sub. Notes,
                   11.250% due 6/15/11                                               80,500
120,000   CCC+    Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                   11.000% due 11/1/06                                              104,700
 40,000   B       Venture Holdings Trust, Sr. Notes, Series B, 9.500% due 7/1/05     39,200
                  Xerox Corp.:
 20,000   BB        Notes, 5.500% due 11/15/03                                       18,500
220,000   Ba1*      Sr. Notes, 9.750% due 1/15/09 (c)                               207,900
 10,000   BB      Xerox Credit Corp., Notes, 6.100% due 12/16/03                      9,311
-------------------------------------------------------------------------------------------
                                                                                    826,286
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    36 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Cable -- 2.4%
                     Adelphia Communications Corp., Sr. Notes:
   150,000    B3*      10.250% due 11/1/06                                          $   129,000
    40,000    B3*      7.875% due 5/1/09                                                 31,500
   340,000    B3*      10.875% due 10/1/10                                              295,800
   150,000    B3*      10.250% due 6/15/11                                              126,000
                        Series B:
   320,000    B3*        9.875% due 3/1/07                                              267,600
   110,000    B3*        7.750% due 1/15/09                                              86,625
    60,000    B-     Allbritton Communications Co., Sr. Sub. Notes, Series B,
                      8.875% due 2/1/08                                                  63,150
   260,000    BB+    British Sky Broadcasting Group PLC, Guaranteed Notes,
                      6.875% due 2/23/09                                                245,965
                     Charter Communications Holdings LLC/Charter Communications
                       Holdings Capital Corp.:
                        Sr. Discount Notes:
   140,000    B+         Step bond to yield 15.539% due 1/15/11                          88,200
   290,000    B+         Step bond to yield 12.519% due 5/15/11                         166,750
                        Sr. Notes:
    60,000    B+         10.000% due 4/1/09                                              57,300
   170,000    B+         11.125% due 1/15/11                                            168,300
   120,000    NR     Charter Communications Operating LLC, Term Loans, Tranche B,
                      4.690% due 4/7/08                                                 114,650
                     CSC Holdings Inc., Sr. Sub. Debentures:
    25,000    BB-      9.875% due 2/15/13                                                25,625
   250,000    BB-      10.500% due 5/15/16                                              256,250
                     Diamond Cable Communications PLC, Sr. Discount Notes:
    40,000    Ca*      11.750% due 12/15/05 (d)                                          14,200
   235,000    Ca*      10.750% due 2/15/07 (d)                                           83,425
   120,000    Ca*    FLAG Ltd., Sr. Notes, 8.250% due 1/30/08 (d)                        21,000
    15,000    NR     KNOLOGY Holdings, Inc., Sr. Discount Notes, step bond to yield
                      36.481% due 10/15/07                                                5,625
                     NTL Communications Corp.:
    60,000    Ca*      Sr. Deferred Coupon Notes, step bond to yield
                        24.852% due 10/1/08 (d)                                          19,500
                       Sr. Notes, Series B:
   170,000    Ca*       11.500% due 10/1/08 (d)                                          67,150
   130,000    Ca*       11.875% due 10/1/10 (d)                                          52,650
                     NTL Inc.:
                       Sr. Deferred Coupon Notes:
   210,000    Ca*       Series A, 12.750% due 4/15/05 (d)                                82,950
    80,000    Ca*       Series B, 11.500% due 2/1/06 (d)                                 31,600
    50,000    Ca*      Sr. Notes, Series B, 10.000% due 2/15/07 (d)                      19,750


                      See Notes to Financial Statements.



    37 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                               SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------------------
Cable -- 2.4% (continued)
    80,000        CCC+    ONO Finance PLC, Guaranteed Sr. Notes, 13.000% due 5/1/09             $    34,800
                          Rogers Cablesystems Ltd.:
    20,000        Ba1*      Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15                      22,550
    40,000        BBB-      Sr. Secured Second Priority Debentures, 10.125% due 9/1/12               42,050
   100,000        BBB-      Sr. Secured Second Priority Notes, Series B, 10.000% due 3/15/05        107,500
                          Telewest Communications PLC:
    20,000        CCC-      Sr. Debentures, 9.625% due 10/1/09                                       10,900
   290,000        CCC-      Sr. Discount Debentures, 11.000% due 10/1/07                            158,050
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,896,415
-----------------------------------------------------------------------------------------------------------
Chemicals -- 2.4%
   150,000        B+      Acetex Corp., Sr. Notes, 10.875% due 8/1/09                               156,750
    30,000        Ba2*    Airgas, Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11                32,175
    30,000        B       Applied Extrusion Technologies, Inc., Guaranteed Sr. Notes, Series B,
                           10.750% due 7/1/11                                                        28,950
    60,000        B2*     Avecia Group PLC, Guaranteed Notes, 11.000% due 7/1/09                     63,300
   280,000        BB+     Equistar Chemicals, L.P./Equistar Funding Corp.,
                            Guaranteed Sr. Notes, 10.125% due 9/1/08                                277,200
    50,000        BBB-    Ferro Corp., Sr. Notes, 9.125% due 1/1/09                                  52,985
    30,000        BB-     Georgia Gulf Corp., Guaranteed Sr. Sub. Notes, 10.375% due 11/1/07         32,700
   200,000        Ba2*    Hercules Inc., Guaranteed Sr. Notes, 11.125% due 11/15/07                 223,750
                          Huntsman Corp., Term Loans:
    49,101        NR        Tranche A, 5.909% due 12/21/02 (b)                                       42,023
    20,000        NR        Tranche B, 5.159% due 6/30/04 (b)                                        17,175
    45,467        NR        Tranche C, 5.409% due 12/31/05 (b)                                       38,874
   310,000        B-      Huntsman ICI Chemicals LLC, Guaranteed Sr. Sub. Notes,
                           10.125% due 7/1/09                                                       280,162
   100,000        B       Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09 (c)              101,000
                          IMC Global Inc., Guaranteed Sr. Notes, Series B:
   150,000        Ba1*      10.875% due 6/1/08                                                      168,750
    70,000        Ba1*      11.250% due 6/1/11                                                       78,750
   300,000        BB-     ISP Chemco, Inc., Guaranteed Sr. Sub. Notes, Series B,
                           10.250% due 7/1/11                                                       316,500
                          Lyondell Chemical Co.:
   120,000        BB        Debentures, 9.800% due 2/1/20                                           117,000
   246,000        BB        Guaranteed Sr. Secured Notes, Series A, 9.625% due 5/1/07               244,155
    20,000        B+        Guaranteed Sr. Sub. Notes, 10.875% due 5/1/09                            18,950
    40,000/EUR/   B+      Messer Griesheim Holding, AG, Sr. Notes, 10.375% due 6/1/11 (c)            38,964
    50,000        BBB-    Millennium America, Inc., Guaranteed Sr. Notes, 9.250% due 6/15/08         51,000
    70,000        B       Noveon, Inc., Guaranteed Sr. Sub. Notes, Series B,
                           11.000% due 2/28/11                                                       75,600
   120,000        B+      OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11 (c)                   124,800


                      See Notes to Financial Statements.



    38 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                              SECURITY                                  VALUE
---------------------------------------------------------------------------------------------------------
Chemicals -- 2.4% (continued)
    45,540        NR      PCI Chemicals Canada Inc., Sr. Secured Notes,
                           10.000% due 12/31/08                                               $    32,163
    61,846        NR      Pioneer Companies, Inc., Jr. Secured Notes,
                           5.538% due 12/31/06 (b)                                                 41,823
                          Polymer Group Inc., Guaranteed Sr. Sub. Notes, Series B:
    50,000        Ca*       9.000% due 7/1/07 (d)                                                  17,500
    10,000        Ca*       8.750% due 3/1/08 (d)                                                   3,500
    90,000        B+      Scotts Co., Guaranteed Sr. Sub. Notes, 8.625% due 1/15/09                92,925
                          Sterling Chemicals Holdings, Inc.:
    90,000        NR        Guaranteed Sr. Secured Notes, Series B, 12.375% due 7/15/06 (d)        82,350
   105,000        NR        Sr. Secured Discount Notes, step bond to yield
                             13.500% due 8/15/08 (d)                                                  525
    40,000        B       Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06            35,400
---------------------------------------------------------------------------------------------------------
                                                                                                2,887,699
---------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.5%
                          Alderwoods Group, Inc.:
   213,500        NR        Guaranteed Sr. Notes, 12.250% due 1/2/09                              218,037
     2,600        NR        Guaranteed Sr. Secured Notes, 11.000% due 1/2/07                        2,623
    70,000        B2*     Armkel, LLC/Armkel Finance, Inc., Sr. Sub. Notes,
                           9.500% due 8/15/09                                                      74,987
                          Coinmach Corp.:
   240,000        B         Sr. Notes, 9.000% due 2/1/10 (c)                                      247,200
    40,000        NR        Term Loans, Tranche B, 4.688% due 7/25/09 (b)                          40,317
                          Derby Cycle Corp., Sr. Notes:
   201,429/DEM/   NR        9.375% due 5/15/08 (d)                                                  3,652
   155,074        NR        10.000% due 5/15/08 (d)                                                 3,877
    30,000        B-      Elizabeth Arden, Inc., Sr. Notes, Series B, 10.375% due 5/18/07          28,050
    30,000        CCC+    French Fragrances, Inc., Guaranteed Sr. Notes, Series D,
                           10.375% due 5/15/07                                                     27,150
    90,000        B-      ICON Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12 (c)      88,650
   220,000        B       Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10                       247,500
   100,000        B       Playtex Products, Inc., Guaranteed Sr. Sub. Notes,
                           9.375% due 6/1/11                                                      106,875
                          Revlon Consumer Products Corp.:
                            Sr. Exchange Notes:
    40,000        CCC        9.000% due 11/1/06                                                    27,800
    50,000        CCC        8.125% due 2/1/06                                                     34,750
    70,000        CCC       Sr. Sub. Exchange Notes, 8.625% due 2/1/08                             31,850
   180,000        B       Royster-Clark, Inc., Guaranteed Secured First Mortgage Notes,
                           10.250% due 4/1/09                                                     135,900
   165,000        B-      Sealy Mattress Co., Guaranteed Sr. Sub. Notes, Series B,
                           9.875% due 12/15/07                                                    172,838


                      See Notes to Financial Statements.



    39 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)   APRI 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                              SECURITY                                  VALUE
----------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.5% (continued)
                     Service Corp. International:
    30,000   BB-       Debentures, 7.875% due 2/1/13                                     $    26,625
                       Notes:
   140,000   BB-        6.000% due 12/15/05                                                  126,525
    20,000   BB-        7.700% due 4/15/09                                                    18,200
   130,000   B+      Stewart Enterprises Inc., Guaranteed Sr. Sub. Notes,
                      10.750% due 7/1/08                                                     143,813
----------------------------------------------------------------------------------------------------
                                                                                           1,807,219
----------------------------------------------------------------------------------------------------
Electronics -- 0.1%
   110,000   B+      Amkor Technology, Inc., Sr. Notes, 9.250% due 5/1/03                    111,375
    20,000   Ba3*    Moog Inc., Sr. Sub. Notes, Series B, 10.000% due 5/1/06                  20,500
    70,000   CCC+    SCG Holding Corp./Semiconductor Components Industries, LLC,
                      Guaranteed Sr. Sub. Notes, 12.000% due 8/1/09                           60,550
----------------------------------------------------------------------------------------------------
                                                                                             192,425
----------------------------------------------------------------------------------------------------
Energy -- 3.3%
   120,000   BB-     Belco Oil & Gas Corp., Sr. Sub. Notes, Series B, 8.875% due 9/15/07     124,500
   350,000   B+      Chesapeake Energy Corp., Guaranteed Sr. Notes,
                      8.125% due 4/1/11                                                      351,750
   655,000   BB      CMS Energy Corp., Sr. Notes, 8.125% due 5/15/02                         655,827
                     Comstock Resources, Inc.:
    30,000   B2*       Guaranteed Sr. Notes, 11.250% due 5/1/07                               31,425
    60,000   B2*       Sr. Notes, 11.250% due 5/1/07 (c)                                      62,850
    70,000   BB-     El Paso Energy Partners, L.P., Guaranteed Sr. Sub. Notes, Series B,
                      8.500% due 6/1/11                                                       72,450
                     Forest Oil Corp., Sr. Notes:
   150,000   BB        8.000% due 6/15/08                                                    154,125
    50,000   NR        8.000% due 12/15/11 (c)                                                51,250
    20,000   BB      Grant PrideCo, Inc., Guaranteed Sr. Notes, Series B,
                      9.625% due 12/1/07                                                      21,000
    20,000   BB-     Key Energy Services, Inc., Guaranteed Sr. Notes, Series B,
                      8.375% due 3/1/08                                                       72,450
   110,000   BB-     Leviathan Gas Pipeline Partners, L.P./Leviathan Finance Corp.,
                       Guaranteed Sr. Sub. Notes, Series B, 10.375% due 6/1/09               120,450
    50,000   B       Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 (c)         52,750
   120,000   BB+     Newfield Exploration Co., Sr. Notes, 7.625% due 3/1/11                  120,372
    70,000   B+      Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08            70,350
                     Ocean Energy, Inc., Guaranteed Sr. Sub. Notes, Series B:
   100,000   BB+       8.875% due 7/15/07                                                    105,625
   100,000   BB+       8.375% due 7/1/08                                                     105,250
    80,000   B+      Parker Drilling Co., Guaranteed Sr. Notes, Series D,
                      9.750% due 11/15/06                                                     82,600


                      See Notes to Financial Statements.



    40 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                             SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Energy -- 3.3% (continued)
    73,000   B+      Peabody Energy Co., Guaranteed Sr. Sub. Notes, Series B,
                      9.625% due 5/15/08                                              $    77,927
   370,000   BB+     Pioneer Natural Resources Co., Guaranteed Sr. Notes,
                      9.625% due 4/1/10                                                   410,769
    50,000   BB      Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11      52,250
   140,000   BB      Pride International, Inc., Sr. Notes, 9.375% due 5/1/07              147,175
    70,000   BBB-    Sante Fe Synder Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 6/15/07                                                   73,063
    60,000   NR      Seven Seas Petroleum Inc., Sr. Sub. Notes, Series B,
                      12.500% due 5/15/05                                                  32,100
                     Stone Energy Corp.:
    50,000   B+        Guaranteed Sr. Sub. Notes, 8.750% due 9/15/07                       52,000
    60,000   B+        Sr. Sub. Notes, 8.250% due 12/15/11                                 61,650
    70,000   B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                   71,750
   180,000   BB      Tiverton Power Associates L.P./Rumford Power Associates L.P.,
                       Pass-Through Certificates, 9.000% due 7/15/18 (c)                  156,971
                     Vintage Petroleum, Inc.:
    70,000   BB-       Sr. Notes, 8.250% due 5/1/12 (c)                                    70,175
   240,000   B1*       Sr. Sub. Notes, 9.750% due 6/30/09                                 246,000
    70,000   BB-     Westport Resources Corp., Guaranteed Sr. Sub. Notes,
                      8.250% due 11/1/11                                                   72,450
    80,000   NR      XCL Ltd., Sr. Secured Discount Notes, 13.500% due 5/1/04 (d)(e)       24,400
                     XTO Energy, Inc.:
   110,000   BB        Sr. Notes, 7.500% due 4/15/12                                      111,375
    20,000   BB-       Sr. Sub. Notes, 8.750% due 11/1/09                                  21,100
-------------------------------------------------------------------------------------------------
                                                                                        3,936,179
-------------------------------------------------------------------------------------------------
Entertainment -- 0.9%
    70,000   CCC     AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11             70,700
    50,000   BBB-    Belo Corp., Sr. Notes, 7.125% due 6/1/07                              50,439
   150,000   B-      Cinemark USA Inc., Sr. Sub. Notes, Series B, 9.625% due 8/1/08       150,750
   120,000   B-      Regal Cinemas, Inc., Guaranteed Sr. Sub. Notes,
                      9.375% due 2/1/12 (c)                                               125,100
                     Six Flags Inc., Sr. Notes:
   390,000   B         9.750% due 6/15/07                                                 411,450
   220,000   B         9.500% due 2/1/09                                                  231,000
-------------------------------------------------------------------------------------------------
                                                                                        1,039,439
-------------------------------------------------------------------------------------------------
Environmental Services -- 1.2%
   350,000   BB-     Allied Waste Industries, Inc., Debentures, 7.400% due 9/15/35        275,870
                     Allied Waste North America, Inc.:
   780,000   B+        Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/09            805,350
   301,012   BB-       Term Loans, Tranche B, 4.775% due 7/1/06                           299,994


                      See Notes to Financial Statements.



    41 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                               SECURITY                                   VALUE
------------------------------------------------------------------------------------------------------
Environmental Services -- 1.2% (continued)
                     Azurix Corp., Sr. Notes, Series B:
    30,000   CC        10.375% due 2/15/07                                                 $    27,150
    60,000   CC        10.750% due 2/15/10                                                      54,300
------------------------------------------------------------------------------------------------------
                                                                                             1,462,664
------------------------------------------------------------------------------------------------------
Financial Services -- 2.0%
   150,000   D       Amresco Inc., Sr. Sub. Notes, Series 97-A, 10.000% due 3/15/04 (d)         41,250
   200,000   Ba3*    Chevy Chase Savings Bank, Sub. Debentures, 9.250% due 12/1/05             201,000
                     CIT Group, Inc.:
    60,000   A2*       Guaranteed Notes, Series B, 6.875% due 2/16/05                           60,928
   170,000   A2*       Sr. Notes, 7.750% due 4/2/12                                            168,607
   110,000   Caa3*   Colonial Capital II, Guaranteed Capital Securities,
                      8.796% due 4/15/27                                                        97,198
   330,000   CCC     Conseco Financing Trust III, Guaranteed Capital Securities,
                      8.796% due 4/1/27                                                        100,650
                     Conseco, Inc., Guaranteed Sr. Notes:
    80,000   B         8.750% due 8/9/06 (c)                                                    49,600
    40,000   B-**      10.750% due 6/15/09 (c)                                                  24,200
   190,000   Ba3*    Crescent Real Estate Equities L.P., Sr. Notes, 9.250% due 4/15/09 (c)     195,121
   379,000   NR      Finova Group, Inc., Notes, 7.500% due 11/15/09                            136,440
   230,000   BB+     Golden State Holdings Inc., Sr. Notes, 7.000% due 8/1/03                  233,277
    58,000   C*      Imperial Credit Industries, Inc., Sr. Secured Notes,
                      12.000% due 6/30/05                                                        3,263
   130,000   BB+     iStar Financial Inc., Sr. Notes, 8.750% due 8/15/08                       132,860
    30,000   D       Lodgian Financing Corp., Guaranteed Sr. Sub. Notes,
                      12.250% due 7/15/09 (d)                                                   15,150
   250,000   Ca*     Nationwide Credit, Inc., Sr. Notes, Series A, 10.250% due 1/15/08          63,750
   140,000   B3*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                      10.875% due 8/1/27                                                       112,700
   314,000   D       Reliance Group Holdings, Inc., Sr. Notes, 9.000% due 11/15/49 (d)          34,540
   145,000   B-      Resource America Inc., Sr. Notes, 12.000% due 8/1/04                      134,125
   430,000   BB+     Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06                  471,925
    40,000   BB      Webster Capital Trust I, Capital Securities, 9.360% due 1/29/27 (c)        38,915
    90,000   BB-     Western Financial Bank, Sub. Debentures, 9.625% due 5/15/12                91,125
    60,000   Ba3*    Willis Corroon Corp., Guaranteed Sr. Sub. Notes,
                      9.000% due 2/1/09                                                         62,700
------------------------------------------------------------------------------------------------------
                                                                                             2,469,324
------------------------------------------------------------------------------------------------------
Food and Beverage -- 1.3%
   190,000   D       Archibald Candy Corp., Guaranteed Sr. Secured Notes,
                      10.250% due 7/1/04 (d)                                                    94,050
                     Aurora Foods Inc., Sr. Sub. Notes:
    40,000   CCC+      Series B, 9.875% due 2/15/07                                             40,250
   160,000   CCC+      Series D, 9.875% due 2/15/07                                            161,000


                      See Notes to Financial Statements.



    42 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                             SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Food and Beverage -- 1.3% (continued)
                    Constellation Brands Inc., Guaranteed Sr. Sub. Notes:
   30,000   Ba3*      8.500% due 3/1/09                                              $    31,200
                      Series B:
  110,000   BB         8.000% due 2/15/08                                                113,850
  140,000   Ba3*       8.125% due 1/15/12                                                144,200
   40,000   B-      Del Monte Corp., Guaranteed Sr. Sub. Notes, Series B,
                     9.250% due 5/15/11                                                   42,200
  110,000   B-      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                85,800
   10,000   B3*     Eagle Family Foods, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      8.750% due 1/15/08                                                   7,750
                    Fleming Cos., Inc.:
  130,000   BB-       Guaranteed Sr. Notes, 10.125% due 4/1/08                           137,150
  100,000   B+        Sr. Sub. Notes, 9.875% due 5/1/12 (c)                              100,125
  120,000   B-      Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09       131,250
  210,000   BB      Premium Standard Farms, Inc., Sr. Notes, 9.250% due 6/15/11          212,100
  170,000   Caa2*   Rab Enterprises Inc., Guaranteed Sr. Notes, 10.500% due 5/1/05        63,750
   30,000   BB+     Smithfield Foods, Inc., Sr. Notes, Series B, 8.000% due 10/15/09      30,488
  135,830   Ba2*    Suiza Foods Corp., Term Loans, Tranche B, 5.050% due 7/15/08 (b)     136,233
   40,000   B       TravelCenters of America Inc., Guaranteed Sr. Sub. Notes,
                     12.750% due 5/1/09                                                   44,250
  180,000   NR      Vlasic Foods International Inc., Sr. Sub. Notes, Series B,
                     10.250% due 7/1/09 (d)                                               37,800
------------------------------------------------------------------------------------------------
                                                                                       1,613,446
------------------------------------------------------------------------------------------------
Healthcare -- 2.9%
  130,000   B-      ALARIS Medical, Inc., Sr. Discount Notes, step bond to yield
                     25.573% due 8/1/08                                                   97,662
  140,000   B+      ALARIS Medical Systems, Inc., Sr. Secured Notes, Series B,
                     11.625% due 12/1/06                                                 156,450
   80,000   B-      Alliance Imaging, Inc., Sr. Sub. Notes, 10.375% due 4/15/11           85,800
  100,000   BB-     AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08                106,500
   70,000   B       Bio-Rad Laboratories, Inc., Sr. Sub. Notes, 11.625% due 2/15/07       78,487
  130,000   BB-     Biovail Corp., Sr. Sub. Notes, 7.875% due 4/1/10                     129,350
                    Concentra Managed Care, Inc., Term Loans:
   90,242   NR        Tranche B, 5.897% due 6/30/06 (b)(c)                                90,374
   45,121   NR        Tranche C, 6.145% due 6/30/07 (b)(c)                                45,189
    5,200   B1*     Genesis Health Ventures Inc., Sr. Secured Notes,
                     7.038% due 4/2/07 (b)                                                 5,168
  130,000   B2*     Hanger Orthopedic Group, Inc., Sr. Notes,
                     10.375% due 2/15/09 (c)                                             139,100


                      See Notes to Financial Statements.


    43 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                               SECURITY                                   VALUE
------------------------------------------------------------------------------------------------------
Healthcare -- 2.9% (continued)
                     HCA Inc.:
    50,000   BBB-      Debentures, 8.360% due 4/15/24                                      $    52,933
   230,000   BBB-      Medium-Term Notes, 6.630% due 7/15/45                                   230,834
                       Notes:
   330,000   BBB-       7.000% due 7/1/07                                                      338,652
    60,000   BBB-       7.250% due 5/20/08                                                      62,270
    50,000   BBB-       7.690% due 6/15/25                                                      49,541
   190,000   BB+     HEALTHSOUTH Corp., Convertible Sub. Debentures,
                      3.250% due 4/1/03                                                        186,912
    80,000   B-      InSight Health Services Corp., Sr. Sub. Notes, 9.875% due 11/1/11 (c)      82,800
   260,000   NR      Integrated Health Services, Inc., Sr. Sub. Notes, Series A,
                      9.500% due 9/15/07 (d)                                                     3,900
                     Kinetic Concepts Inc.:
   175,000   B3*       Guaranteed Sr. Sub. Notes, Series B, 9.625% due 11/1/07                 182,000
    49,740   NR        Term Loans, Tranche C, 5.050% due 12/31/05 (b)                           49,533
   100,000   NR      Leiner Health Products Inc., Sr. Sub. Notes, 9.625% due 7/1/07 (d)         17,250
   280,000   B-      Magellan Health Services, Inc., Sr. Sub. Notes, 9.000% due 2/15/08        239,400
                     Mariner Post-Acute Network Inc., Sr. Sub. Discount Notes, Series B:
   140,000   NR        9.500% due 11/1/07 (d)                                                    2,100
   310,000   NR        Step bond to yield 14.017% due 11/1/07 (d)                                3,100
   110,000   NR      Mediq Inc., Sr. Discount Debentures, step bond to yield
                      25.318% due 6/1/09 (d)                                                        11
   140,000   NR      Mediq/PRN Life Support Services, Inc., Guaranteed Sr. Sub. Notes,
                      11.000% due 6/1/08 (d)                                                     1,400
    20,000   BB      Medpartners Inc., Sr. Sub. Notes, 7.375% due 10/1/06                       20,300
   330,000   NR      Multicare Cos., Inc., Sr. Sub. Notes, 9.000% due 8/1/07 (d)                    33
   100,000   BB+     Omnicare, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      8.125% due 3/15/11                                                       106,250
   100,000   B+      Rotech Healthcare Inc., Sr. Sub. Notes, 9.500% due 4/1/12 (c)             105,000
                     Sun Healthcare Group Inc., Sr. Sub. Notes:
   190,000   NR        9.375% due 5/1/08 (c)(d)                                                     19
   165,000   NR        Series B, 9.500% due 7/1/07 (d)                                              17
   170,000   B       Total Renal Care Holdings, Inc., Convertible Jr. Sub. Notes,
                      7.000% due 5/15/09                                                       172,125
   330,000   B2*     Triad Hospitals, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 11.000% due 5/15/09                                            372,075
   100,000   B-      Vanguard Health Systems Inc., Guaranteed Sr. Sub. Notes,
                      9.750% due 8/1/11                                                        105,750
   120,000   BB-     Ventas Realty L.P./Ventas Capital Corp., Sr. Notes,
                      9.000% due 5/1/12 (c)                                                    123,300
------------------------------------------------------------------------------------------------------
                                                                                             3,441,585
------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    44 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                               SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------------
Hotel/Casino -- 4.6%
   90,000   Ca*     Aladdin Gaming Holdings, LLC/Aladdin Capital Corp., Sr. Discount
                     Notes, Series B, step bond to yield 24.608% due 3/1/10 (d)           $     3,150
   50,000   B-      Ameristar Casinos Inc., Guaranteed Sr. Sub. Notes,
                     10.750% due 2/15/09                                                       55,750
                    Argosy Gaming Co.:
  120,000   B+        Guaranteed Sr. Sub. Notes, 10.750% due 6/1/09                           133,350
   20,000   B+        Sr. Sub. Notes, 9.000% due 9/1/11                                        21,300
   90,000   B+      Boyd Gaming Corp., Notes, 8.750% due 4/15/12 (c)                           94,163
                    FelCor Lodging L.P., Guaranteed Sr. Notes:
  140,000   BB-       9.500% due 9/15/08                                                      148,750
  100,000   BB-       9.500% due 9/15/08 (c)                                                  106,250
   70,000   BB-       8.500% due 6/1/11                                                        71,925
   61,443   NR      Fitzgeralds Gaming Corp., Guaranteed Sr. Notes, Series B,
                     12.250% due 12/15/04 (d)                                                   4,608
  400,000   BBB-    Harrah's Operating Co., Inc., Guaranteed Sr. Notes,
                     7.500% due 1/15/09                                                       415,943
  120,000   B       Herbst Gaming, Inc., Sr. Secured Notes, Series B, 10.750% due 9/1/08      128,250
  520,000   BB-     HMH Properties, Inc., Guaranteed Sr. Secured Notes,
                     Series B, 7.875% due 8/1/08                                              513,500
  180,000   B       Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                     11.250% due 5/1/07                                                       200,700
  170,000   B+      Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub. Notes,
                     Series B, 8.625% due 5/15/09                                             177,650
  160,000   BBB-    International Game Technology, Sr. Notes, 8.375% due 5/15/09              170,000
   30,000   B       John Q. Hammons Hotels, Inc., First Mortgage Notes,
                     8.875% due 2/15/04                                                        30,225
  250,000   B       Majestic Investor Holdings LLC/Majestic Investor Capital Corp.,
                     Guaranteed Sr. Secured Notes, 11.653% due 11/30/07 (c)                   238,437
                    Mandalay Resort Group:
   10,000   BB+       Sr. Notes, 9.500% due 8/1/08                                             11,075
                      Sr. Sub. Notes:
   40,000   BB-        9.375% due 2/15/10 (c)                                                  43,400
  190,000   BB-        Series B, 10.250% due 8/1/07                                           210,425
  110,000   B+      MeriStar Hospitality Corp., Guaranteed Sr. Notes,
                     9.125% due 1/15/11                                                       113,575
   50,000   B+      MeriStar Hospitality Operating Partnership L.P./ MeriStar Hospitality
                     Finance Corp. II, Sr. Notes, 10.250% due 6/15/09 (c)                      54,000
  330,000   BBB-    MGM MIRAGE, Guaranteed Sr. Notes, 8.500% due 9/15/10                      352,036
   70,000   B       Mikohn Gaming Corp., Sr. Secured Notes, Series B,
                     11.875% due 8/15/08                                                       69,387
                    Mohegan Tribal Gaming Authority:
   90,000   BB        Sr. Notes, 8.125% due 1/1/06                                             92,700


                      See Notes to Financial Statements.


    45 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

 FACE
AMOUNT+ RATING(a)                              SECURITY                                VALUE
-----------------------------------------------------------------------------------------------
Hotel/Casino -- 4.6% (continued)
                    Sr. Sub. Notes:
120,000   BB-        8.750% due 1/1/09                                               $  125,400
 60,000   BB-        8.375% due 7/1/11                                                   61,800
                  Park Place Entertainment Corp.:
170,000   BBB-      Sr. Notes, 7.500% due 9/1/09                                        169,247
150,000   BB+       Sr. Sub. Notes, 8.875% due 9/15/08                                  159,375
                  Penn National Gaming Inc., Guaranteed Sr. Sub. Notes:
 60,000   B-        8.875% due 3/15/10                                                   60,300
 30,000   B-        Series B, 11.125% due 3/1/08                                         32,700
 70,000   B       Resorts International Hotel and Casino Inc., First Mortgage Notes,
                   11.500% due 3/15/09 (c)                                               68,425
 70,000   B+      RFS Partnership L.P., Guaranteed Sr. Notes, 9.750% due 3/1/12 (c)      73,150
120,000   B-      Scientific Games Corp., Guaranteed Sr. Sub. Notes, Series B,
                   12.500% due 8/15/10                                                  135,600
380,000   BBB-    Starwood Hotels & Resorts Worldwide, Inc., Guaranteed Notes,
                   6.750% due 11/15/05                                                  376,681
                  Station Casinos, Inc.:
140,000   BB-       Sr. Notes, 8.375% due 2/15/08                                       145,600
 40,000   B+        Sr. Sub. Notes, 9.750% due 4/15/07                                   41,840
 70,000   CC      Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
                    First Mortgage Notes, 11.250% due 5/1/06 (d)                         56,350
                  Trump Castle Funding, Inc.:
100,000   Caa3*     Mortgage Notes, 11.750% due 11/15/03                                 90,500
230,000   NR        Notes, 10.280% due 4/30/03 (c)                                      232,875
140,000   B-      Venetian Casino Resort LLC/Las Vegas Sands, Inc., Guaranteed
                   Sr. Secured Mortgage Notes, 12.250% due 11/15/04                     149,625
 60,000   B+      Wheeling Island Gaming, Inc., Sr. Notes, 10.125% due 12/15/09 (c)      62,700
-----------------------------------------------------------------------------------------------
                                                                                      5,502,717
-----------------------------------------------------------------------------------------------
Industrial Goods and Services -- 0.4%
150,000   B-      Better Minerals & Aggregates Co., Guaranteed Sr. Sub. Notes,
                   13.000% due 9/15/09                                                  152,437
124,000   B       Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10       140,740
 30,000   B-      Jordan Industries, Inc., Sr. Notes, Series D, 10.375% due 8/1/07       18,450
205,000   B       North Atlantic Trading Co., Inc., Sr. Notes, Series B,
                   11.000% dues 6/15/04                                                 206,025
 70,000   Ca*     Polaroid Corp., Notes, 11.500% due 2/15/06 (d)                          3,938
-----------------------------------------------------------------------------------------------
                                                                                        521,590
-----------------------------------------------------------------------------------------------
Manufacturing -- 1.0%
210,000   CCC     Blount Inc., Guaranteed Sr. Sub. Notes, 13.000% due 8/1/09            144,900
150,000   B       Dresser Inc., Guaranteed Sr. Sub. Notes, 9.375% due 4/15/11           156,375


                      See Notes to Financial Statements.


    46 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Manufacturing -- 1.0% (continued)
   90,000   CCC     High Voltage Engineering Corp., Sr. Notes, 10.750% due 8/15/04 $    34,650
   30,000   CC      Jackson Products, Inc., Guaranteed Sr. Sub. Notes, Series B,
                     9.500% due 4/15/05                                                 16,650
  130,000   CC      Roller Bearing Co., Inc., Guaranteed Sr. Notes, Series B,
                     9.625% due 6/15/07                                                120,413
  370,000   CCC+    Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08               297,850
  190,000   B-      Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B,
                     12.750% due 6/15/10                                               198,550
   40,000   CCC+    Tenneco Automotive Inc., Guaranteed Sr. Sub. Notes, Series B,
                      11.625% due 10/15/09                                              35,800
  170,000   Baa1*   Tyco International Group S.A., Guaranteed Sr. Notes,
                     6.375% due 2/15/06                                                143,375
----------------------------------------------------------------------------------------------
                                                                                     1,148,563
----------------------------------------------------------------------------------------------
Metals/Mining -- 0.8%
  190,000   BB      AK Steel Corp., Guaranteed Sr. Notes, 7.875% due 2/15/09           192,612
   90,550   CCC-    Anker Coal Group Inc., Guaranteed Sr. Secured Notes, Series B,
                     14.250% due 9/1/07                                                 32,145
   90,000   NR      Centaur Mining and Exploration, Ltd., Guaranteed Sr. Notes,
                     11.000% due 12/1/07 (d)                                             4,950
   90,000   B       Compass Minerals Group, Inc., Sr. Sub. Notes,
                     10.000% due 8/15/11 (c)                                            95,850
                    Doe Run Resources Corp.:
                      Guaranteed Sr. Notes, Series B:
   50,000   C          11.181% due 3/15/03 (b)(d)                                       10,375
  160,000   C*         11.250% due 3/15/05 (d)                                          33,200
   20,000   Ca*       Guaranteed Sr. Secured Notes, Series B,
                       11.250% due 3/15/05 (d)                                           5,525
   20,000   CCC+    Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04           14,100
   30,000   B+      Joy Global, Inc., Sr. Sub. Notes, 8.750% due 3/15/12 (c)            31,275
                    Kaiser Aluminum & Chemical Corp.:
   20,000   Caa2*     Sr. Notes, Series B, 10.875% due 10/15/06 (d)                     15,600
  300,000   Ca*       Sr. Sub. Notes, 12.750% due 2/1/03 (d)                            70,500
   30,000   NR      The LTV Corp., Guaranteed Sr. Sub. Notes,
                     11.750% due 11/15/09 (d)                                              165
   70,000   B1*     Oregon Steel Mills, Inc., Guaranteed First Mortgage Notes,
                     11.000% due 6/15/03                                                70,437
   90,000   BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                    90,978
   80,000   B       Steel Dynamics, Inc., Sr. Notes, 9.500% due 3/15/09 (c)             84,800
  140,000   BB      United States Steel, LLC, Guaranteed Sr. Notes,
                     10.750% due 8/1/08 (c)                                            145,250
   90,000   B-      WCI Steel Inc., Sr. Secured Notes, Series B,
                     10.000% due 12/1/04                                                42,750
   20,000   D       Weirton Steel Corp., Sr. Notes, 10.750% due 6/1/05 (d)               3,500


                      See Notes to Financial Statements.



    47 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)    APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Metals/Mining -- 0.8% (continued)
   70,000   NR      Wheeling-Pittsburgh Corp., Sr. Notes, 9.250% due 11/15/07 (d) $     1,050
   90,000   CCC+    WHX Corp., Sr. Notes, 10.500% due 4/15/05                          56,250
---------------------------------------------------------------------------------------------
                                                                                    1,001,312
---------------------------------------------------------------------------------------------
Packaging/Containers -- 1.0%
  160,000   B       AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07          162,400
  140,000   B       Four M Corp., Sr. Secured Notes, Series B,
                     12.000% due 6/1/06                                               144,200
                    Owens-Illinois Inc.:
  160,000   B+        Sr. Debentures, 7.800% due 5/15/18                              135,200
  160,000   BB        Sr. Secured Notes, 8.875% due 2/15/09 (c)                       166,000
                    Pliant Corp.:
   90,000   B-        Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10                    95,850
   20,000   B-        Sr. Sub. Notes, 13.000% due 6/1/10 (c)                           20,800
                    Stone Container Corp.:
                      Sr. Notes:
  140,000   B          9.250% due 2/1/08                                              150,500
   50,000   B          9.750% due 2/1/11                                               54,000
  149,205   NR        Term Loans, Tranche F, 5.188% due 3/31/06 (b)                   149,391
   70,000   B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                     11.500% due 8/15/06 (c)                                           76,038
---------------------------------------------------------------------------------------------
                                                                                    1,154,379
---------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.0%
  180,000   B+      Appleton Papers, Inc., Sr. Sub. Notes,
                     12.500% due 12/15/08 (c)                                         180,900
   40,000   BBB-    Georgia-Pacific Corp., Notes, 7.500% due 5/15/06                   39,786
  190,000   BB      Pacifica Paper, Inc., Sr. Notes, 10.000% due 3/15/09              203,537
  150,000   BB+     Potlatch Corp., Guaranteed Sr. Sub. Notes,
                     10.000% due 7/15/11                                              162,750
  400,000   CCC+    Riverwood International Corp., Guaranteed Sr. Sub. Notes,
                     10.875% due 4/1/08                                               419,000
                    Tembec Industries Inc.:
                      Guaranteed Sr. Notes:
  120,000   BB+        8.625% due 6/30/09                                             125,400
   80,000   BB+        8.500% due 2/1/11                                               83,600
   20,000   BB+       Sr. Notes, 7.750% due 3/15/12 (c)                                20,050
---------------------------------------------------------------------------------------------
                                                                                    1,235,023
---------------------------------------------------------------------------------------------
Publishing -- 1.1%
                    Garden State Newspapers, Inc., Sr. Sub. Notes:
  110,000   B+        8.625% due 7/1/11                                               108,900
   85,000   B+        Series B, 8.750% due 10/1/09                                     84,894


                      See Notes to Financial Statements.



    48 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                               SECURITY                                  VALUE
----------------------------------------------------------------------------------------------------
Publishing -- 1.1% (continued)
   70,000   Ba3*    Hollinger International Publishing Inc., Guaranteed Sr. Sub. Notes,
                     9.250% due 3/15/07                                                  $    72,275
  302,802   B       Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (c)       289,176
  200,000   B-      Perry-Judd Inc., Guaranteed Sr. Sub. Notes, 10.625% due 12/15/07         197,000
                    PRIMEDIA Inc., Guaranteed Sr. Notes:
  120,000   B         7.625% due 4/1/08                                                      102,000
  200,000   B1*       8.875% due 5/15/11                                                     177,000
  120,000   B         Series B, 8.500% due 2/1/06                                            108,900
                    Von Hoffman Press Inc., Sr. Sub. Notes:
   30,000   B-        10.375% due 5/15/07 (c)                                                 29,100
  130,000   B         10.250% due 3/15/09 (c)                                                136,500
   33,761   NR        13.500% due 5/15/09 (c)                                                 30,385
----------------------------------------------------------------------------------------------------
                                                                                           1,336,130
----------------------------------------------------------------------------------------------------
Retail -- 1.4%
  350,000   BBB-    7-Eleven, Inc., Sr. Sub. Second Priority Debentures, Series A,
                     4.500% due 6/15/04                                                      327,688
   90,000   B       Amazon.com, Inc., Sr. Discount Notes, step bond to yield
                     17.815% due 5/1/08                                                       77,850
  140,000   BB+     AutoNation, Inc., Guaranteed Sr. Notes, 9.000% due 8/1/08                149,450
   70,000   B-      Domino's, Inc., Guaranteed Sr. Sub. Notes, Series B,
                     10.375% due 1/15/09                                                      75,425
  100,000   BB      Great Atlantic & Pacific Tea Co., Notes, 7.750% due 4/15/07              100,000
   30,000   BBB-    J.C. Penney Co., Inc., Debentures, 7.950% due 4/1/17                      25,863
   85,000   NR      Kasper A.S.L. Ltd., Sr. Notes, 13.000% due 3/31/04 (d)                    17,425
   10,000   B+      Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05                          10,218
   70,000   B+      NBTY, Inc., Sr. Sub. Notes, Series B, 8.625% due 9/15/07                  71,050
   30,000   B-      Rite Aid Corp., Notes, 7.125% due 1/15/07                                 22,200
  320,000   BB      Saks Inc., Guaranteed Sr. Notes, 8.250% due 11/15/08                     320,000
  120,000   B+      Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09                   124,200
                    Tricon Global Restaurants, Inc., Sr. Notes:
  160,000   Ba1*      7.450% due 5/15/05                                                     162,400
  160,000   Ba1*      7.650% due 5/15/08                                                     162,400
   70,000   B       United Auto Group, Inc., Sr. Sub. Notes, 9.625% due 3/15/12 (c)           73,325
----------------------------------------------------------------------------------------------------
                                                                                           1,719,494
----------------------------------------------------------------------------------------------------
Technology -- 0.4%
                    Comdisco, Inc.:
   20,000   Caa1*     Medium-Term Notes, Series H, 7.250% due 9/20/49 (d)                     16,300
   60,000   Caa1*     Notes, 5.950% due 4/30/02 (d)                                           48,600
  440,000   NR      Cybernet Internet Services International, Inc., Convertible Sr.
                     Discount Notes, step bond to yield 17.888% due 8/15/09 (c)                4,400
  655,000   NR      DIVA Systems Corp., Sr. Discount Notes, Series B, step bond to yield
                     31.170% due 3/1/08                                                       88,425


                      See Notes to Financial Statements.



    49 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Technology -- 0.4% (continued)
  150,000   NR      Equinix Inc., Sr. Notes, 13.000% due 12/1/07                       $    40,500
  150,000   B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                     10.125% due 3/15/07                                                   158,062
  150,000   NR      Globix Corp., Sr. Notes, 12.500% due 2/1/10                             25,500
   77,138   NR      InterAct Operating Co., Sr. Notes, 14.000% due 8/1/03                        8
  140,000   NR      Intira Corp., Sr. Notes, step bond to yield 14.525% due 2/1/10 (d)          14
                    PSINet Inc., Sr. Notes:
  110,000   NR        11.500% due 11/1/08 (d)                                               11,688
  220,000   NR        11.000% due 8/1/09 (d)                                                23,100
   50,000   NR        Series B, 10.000% due 2/15/05 (d)                                      5,188
   30,000   B+      Seagate Technology Inc., Guaranteed Sr. Sub. Notes,
                     12.500% due 11/15/07 (c)                                               37,350
--------------------------------------------------------------------------------------------------
                                                                                           459,135
--------------------------------------------------------------------------------------------------
Telecommunications -- 5.2%
  200,000   D       360networks Inc., Sr. Notes, 13.000% due 5/1/08 (d)                         20
                    Adelphia Business Solutions, Inc.:
   30,000   Ca*       Sr. Discount Notes, Series B, 13.000% due 4/15/03 (d)                    750
  220,000   C*        Sr. Sub. Notes, 12.000% due 11/11/07 (d)                               5,500
   70,000   CCC     AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to yield
                     16.501% due 10/1/09                                                    46,550
                    Alamosa (Delaware), Inc., Guaranteed Sr. Notes:
   30,000   CCC       12.500% due 2/1/11                                                    25,725
  110,000   CCC       13.625% due 8/15/11                                                   96,250
   50,000   CCC     Alamosa Holdings, Inc., Guaranteed Sr. Discount Notes,
                     step bond to yield 19.306% due 2/15/10                                 24,250
  190,000   CCC-    American Cellular Corp., Guaranteed Sr. Sub. Notes,
                     9.500% due 10/15/09                                                   120,650
                    American Tower Corp.:
   80,000   B-        Convertible Notes, 5.000% due 2/15/10                                 45,900
  350,000   B-        Sr. Notes, 9.375% due 2/1/09                                         250,250
   70,000   Ca*     Arch Communications, Inc., Sr. Notes, 13.750% due 4/15/08 (d)              787
   50,000   Ca*     Asia Global Crossing Ltd., Sr. Notes, 13.375% due 10/15/10              11,500
  110,000   Caa3*   Benedek Communications Corp., Sr. Sub. Discount Notes,
                     13.250% due 5/15/06 (d)                                               109,450
   90,000   NR      Birch Telecom Inc., Sr. Notes, 14.000% due 6/15/08                       1,462
  220,000   NR      COLO.COM Inc., Sr. Notes, 13.875% due 3/15/10 (c)(d)                     6,050
                    Crown Castle International Corp., Sr. Notes:
  140,000   B         9.375% due 8/1/11                                                    120,400
   80,000   B         10.750% due 8/1/11                                                    74,000
  200,000   B3*     Dobson/Sygnet Communications Co., Sr. Notes,
                     12.250% due 12/15/08                                                  191,000
  680,000   B1*     EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07               732,700
   60,000   NR      Esprit Telecom Group Inc., Sr. Notes, 11.500% due 12/15/07 (d)             375


                      See Notes to Financial Statements.


    50 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 5.2% (continued)
                    Global Crossing Holdings Ltd., Guaranteed Sr. Notes:
  410,000   Ca*       9.125% due 11/15/06 (d)                                      $     8,200
   10,000   NR        9.625% due 5/15/08 (d)                                               200
   30,000   NR        9.500% due 11/15/09 (d)                                              600
                    Horizon PCS, Inc.:
   20,000   CCC       Guaranteed Sr. Notes, 13.750% due 6/15/11 (c)                     14,700
  340,000   Caa1*     Guaranteed Sr. Sub. Notes, step bond to yield
                       19.669% due 10/1/10                                             119,000
   30,000   NR      Insight Midwest Holdings LLC, Term Loans, Tranche B,
                     5.063% due 4/5/04                                                  30,069
  190,000   CCC     iPCS, Inc., Sr. Discount Notes, step bond to yield
                     21.347% due 7/15/10                                               105,450
  110,000   CCC+    IWO Holdings, Inc., Guaranteed Sr. Notes, 14.000% due 1/15/11       94,050
  150,000   CCC     Leap Wireless International, Inc., Guaranteed Sr. Notes,
                     12.500% due 4/15/10                                                85,125
                    Lucent Technologies, Inc., Debentures:
   30,000   B+        6.500% due 1/15/28                                                19,050
  250,000   B+        6.450% due 3/15/29                                               158,750
  330,000   Ca*     McCaw International, Ltd., Sr. Sub. Discount Notes,
                     13.000% due 4/15/07 (d)                                            19,800
                    Metrocall, Inc., Sr. Sub. Notes:
   40,000   D         10.375% due 10/1/07 (d)                                              550
   30,000   D         9.750% due 11/1/07 (d)                                               413
   50,000   D         11.000% due 9/15/08 (d)                                              688
  200,000   D         10.000% due 12/15/09 (d)                                          16,000
  140,000   CCC     Microcell Communications Inc., Sr. Discount Notes, Series B,
                     14.000% due 6/1/06                                                 73,500
  100,000   B-      Millicom International Cellular S.A., Sr. Sub. Discount Notes,
                     Series B, 13.500% due 6/1/06                                       58,500
   50,000   NR      NEON Communications, Inc., Sr. Notes, 12.750% due 8/15/08            6,625
                    Nextel Communications, Inc.:
  290,000   B1*       Convertible Sr. Notes, 5.250% due 1/15/10                        156,237
  100,000   B1*       Sr. Serial Redeemable Discount Notes, step bond to yield
                       20.917% due 10/31/07                                             67,500
                      Sr. Serial Redeemable Notes:
  310,000   B1*        12.000% due 11/1/08                                             234,825
  190,000   B1*        9.375% due 11/15/09                                             133,475
  370,000   B1*        9.500% due 2/1/11                                               254,375
                    Nextel Partners, Inc., Sr. Notes:
   50,000   B3*       12.500% due 11/15/09 (c)                                          34,250
  160,000   B3*       11.000% due 3/15/10                                              102,800
                    Orbital Imaging Corp., Sr. Notes:
  110,000   NR        Series B, 11.625% due 3/1/05 (d)                                  10,450
   20,000   NR        Series D, 11.625% due 3/1/05 (d)                                   1,900


                      See Notes to Financial Statements.


    51 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
Telecommunications -- 5.2% (continued)
                    PanAmSat Corp.:
  190,000   Ba3*      Guaranteed Sr. Notes, 8.500% due 2/1/12 (c)                     $   190,950
  100,000   NR        Term Loans, Tranche B, 5.460% due 2/13/09 (b)                        99,958
  220,000   Baa2*   Price Communications Wireless Inc., Guaranteed Sr. Secured Notes,
                     Series B, 9.125% due 12/15/06                                        231,000
                    Qwest Capital Funding, Inc., Guaranteed Notes:
  220,000   BB        7.000% due 8/3/09                                                   157,541
   10,000   BB        7.250% due 2/15/11                                                    7,267
   70,000   BB        6.875% due 7/15/28                                                   46,387
                    Qwest Communications International Inc., Sr. Notes, Series B:
   80,000   BBB       7.250% due 11/1/08                                                   59,284
   70,000   BBB       7.500% due 11/1/08                                                   51,873
   60,000   Baa3*   Qwest Corp., Notes, 5.625% due 11/15/08                                50,869
   45,000   Ca*     RCN Corp., Sr. Discount Notes, Series B, step bond to yield
                     32.620% due 2/15/08                                                    9,000
   10,000   Ba1*    Rogers Communications Inc., Convertible Sr. Debentures,
                     2.000% due 11/26/05                                                    7,825
  250,000   Ba1*    Rogers Wireless Communications Inc., Sr. Sub. Notes,
                     8.800% due 10/1/07                                                   230,000
  160,000   B-      SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09               116,000
   50,000   CC      Song Networks N.V., Sr. Notes, 13.000% due 5/15/09                      7,750
                    SpectraSite Holdings, Inc.:
  200,000   CCC+      Sr. Discount Notes, step bond to yield 17.853% due 4/15/09           68,000
  220,000   CCC+      Sr. Sub. Discount Notes, Series B, step bond to yield
                       18.574% due 3/15/10                                                 66,000
  100,000   CCC+    Telecommunications Techniques Co., LLC, Guaranteed Sr. Sub.
                     Notes, 9.750% due 5/15/08                                             25,500
                    TeleCorp PCS, Inc.:
   32,000   BBB       Guaranteed Sr. Discount Notes, step bond to yield
                       14.597% due 4/15/09                                                 28,800
  136,000   BBB       Sr. Sub. Notes, 10.625% due 7/15/10                                 155,720
   29,855   NR      Telex Communications, Inc., Sr. Sub. Notes 11/15/06                    16,420
  100,000   B-      Time Warner Telecom LLC, Inc., Sr. Notes, 9.750% due 7/15/08           49,500
  117,000   BBB     Tritel PCS, Inc., Guaranteed Sr. Sub. Notes, 10.375% due 1/15/11      130,455
                    Triton PCS Holdings, Inc., Guaranteed Sr. Sub. Notes:
  100,000   B2*       9.375% due 2/1/11                                                    97,250
   50,000   B2*       8.750% due 11/15/11                                                  47,000
   60,000   B-      TSI Telecommunication Services Inc., Sr. Sub. Notes,
                     12.750% due 2/1/09 (c)                                                58,500
  310,000   CCC     UbiquiTel Operating Co., Guaranteed Sr. Sub. Discount Notes,
                     step bond to yield 21.377% due 4/15/10                               116,250


                      See Notes to Financial Statements.


    52 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)       APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                             SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Telecommunications -- 5.2% (continued)
                    United Pan-Europe Communications N.V., Sr. Discount Notes,
                      Series B:
  230,000   Ca*        12.500% due 8/1/09 (d)                                         $     25,300
   50,000   Ca*        13.375% due 11/1/09 (d)                                               4,830
  350,000   Ca*        13.750% due 2/1/10 (d)                                               33,250
  155,000   B3*     US Unwired Inc., Guaranteed Sr. Discount Notes, Series B,
                     step bond to yield 16.716% due 11/1/09                                103,850
   10,000   D       USA Mobile Communications Holdings, Inc., Sr. Notes,
                     9.500% due 2/1/04 (d)                                                     850
  330,000   NR      Verado Holdings, Inc., Sr. Discount Exchange Notes, step bond to
                     yield 28.105% due 4/15/08                                              33,000
  110,000   CC      VersaTel Telecom International N.V., Sr. Notes,
                     13.250% due 5/15/08                                                    30,250
  254,000   BB+     VoiceStream Wireless Corp./VoiceStream Wireless Holdings,
                     Sr. Notes, 10.375% due 11/15/09                                       275,590
  200,000   Ca*     WebLink Wireless, Inc., Sr. Discount Exchange Notes, step bond to
                     yield 23.652% due 2/1/08 (d)                                            1,500
   40,000   Ca*     Williams Communications Group, Inc., Sr. Redeemable Notes,
                     10.700% due 10/1/07 (d)                                                 6,000
                    Winstar Communications Inc.:
  333,000   NR        Sr. Discount Notes, step bond to yield 30.647% due 4/15/10 (d)            33
                      Sr. Notes:
   20,000   NR         12.500% due 4/15/08 (d)                                                   2
  348,000   NR         12.750% due 4/15/10 (d)                                                  35
  190,000   NR      World Access, Inc., Sr. Notes, 13.250% due 1/15/08 (d)                   6,413
--------------------------------------------------------------------------------------------------
                                                                                         6,316,653
--------------------------------------------------------------------------------------------------
Telephone -- 0.3%
   14,221   B+      Call-Net Enterprises, Inc., Sr. Secured Notes,
                     10.625% due 12/31/08                                                   10,737
                    Intermedia Communications Inc., Sr. Notes, Series B:
  100,000   BBB       8.500% due 1/15/08                                                    72,500
   10,000   BBB       8.600% due 6/1/08                                                      7,250
   40,000   CCC+    Madison River Capital, LLC/Madison River Finance Corp.,
                     Sr. Notes, 13.250% due 3/1/10                                          31,400
                    Rural Cellular Corp.:
   30,000   B-        Sr. Sub. Notes, Series B, 9.625% due 5/15/08                          24,900
   33,162   Ba3*      Term Loans, Tranche B, 5.110% due 10/3/08 (b)                         30,473
  170,000   NR      Startec Global Communications Corp., Sr. Notes,
                     12.000% due 5/15/08 (d)                                                    17
                    WorldCom, Inc., Sr. Notes:
  200,000   BBB       6.400% due 8/15/05                                                   100,075
  120,000   BBB       7.750% due 4/1/07                                                     54,654
--------------------------------------------------------------------------------------------------
                                                                                           332,006
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    53 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.8%
                    Levi Strauss & Co., Notes:
  170,000   BB-       6.800% due 11/1/03                                         $   167,450
  440,000   BB-       7.000% due 11/1/06                                             415,800
   70,000   BB      Russell Corp., Sr. Notes, 9.250% due 5/1/10 (c)                   72,450
   40,000   BBB-    Tommy Hilfiger U.S.A. Inc., Guaranteed Sr. Notes,
                     6.500% due 6/1/03                                                40,013
  250,000   CCC+    WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05            166,250
   80,000   B-      William Carter Co., Guaranteed Sr. Sub. Notes, Series B,
                     10.875% due 8/15/11                                              86,200
--------------------------------------------------------------------------------------------
                                                                                     948,163
--------------------------------------------------------------------------------------------
Transportation -- 0.3%
  150,000   Ba2*    Kansas City Southern Railway Co., Guaranteed Notes,
                     9.500% due 10/1/08                                              162,937
   40,000   Ca*     Kitty Hawk Inc., Guaranteed Sr. Secured Notes,
                     9.950% due 11/15/04 (d)                                           2,150
  170,000   B       RailAmerica Transportation Corp., Guaranteed Sr. Sub. Notes,
                     12.875% due 8/15/10                                             187,212
--------------------------------------------------------------------------------------------
                                                                                     352,299
--------------------------------------------------------------------------------------------
Utilities -- 1.8%
                    The AES Corp., Sr. Notes:
   90,000   Ba1*      8.750% due 6/15/08                                              75,600
  230,000   Ba1*      9.375% due 9/15/10                                             192,050
  110,000   BB-     BRL Universal Equipment 2001A, L.P., Sr. Secured Notes,
                     8.875% due 2/15/08                                              114,400
  250,000   B+      Calpine Canada Energy Finance ULC, Guaranteed Sr. Notes,
                     8.500% due 5/1/08                                               214,035
                    Calpine Corp., Sr. Notes:
   80,000   B+        10.500% due 5/15/06                                             71,267
   20,000   B+        8.750% due 7/15/07                                              17,020
  130,000   B+        7.875% due 4/1/08                                              109,997
   10,000   B+        7.750% due 4/15/09                                               8,463
   20,000   B+        8.625% due 8/15/10                                              17,129
  220,000   B+        8.500% due 2/15/11                                             188,429
   90,000   BBB-    Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08             92,378
                    Midland Funding II, Sr. Secured Lease Obligations:
   10,000   BB+       Series A, 11.750% due 7/23/05                                   10,913
  205,000   BB+       Series B, 13.250% due 7/23/06                                  233,978
   28,224   Baa2*     Series C-94, 10.330% due 7/23/02                                28,474
  170,000   Ba2*    Mission Energy Holding Co., Sr. Secured Notes,
                     13.500% due 7/15/08                                             187,425
                    Northeast Utilities, Notes:
   11,446   Baa1*     Series A, 8.580% due 12/1/06                                    12,029
   55,467   Baa1*     Series B, 8.380% due 3/1/05                                     57,756

                      See Notes to Financial Statements.


    54 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                          SECURITY                             VALUE
------------------------------------------------------------------------------------------
Utilities -- 1.8% (continued)
   70,000   D       Pacific Gas and Electric Co., Sr. Notes,
                     7.375% due 11/1/05 (c)(d)                                 $    80,325
                    Southern California Edison Co., Notes:
  160,000   Ba3*      7.200% due 11/3/03                                           164,000
   20,000   Ba3*      6.375% due 1/15/06                                            18,900
  240,000   D       York Power Funding, Guaranteed Sr. Secured Bonds,
                     12.000% due 10/30/07 (c)(d)                                   240,900
------------------------------------------------------------------------------------------
                                                                                 2,135,468
------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $64,334,953)                                       56,270,861
------------------------------------------------------------------------------------------

 SHARES                                      SECURITY                             VALUE
------------------------------------------------------------------------------------------
COMMON STOCK (f) -- 0.7%
Agriculture -- 0.1%
       22           PSF Group Holdings Inc. LLC, Class A Shares                     46,253
------------------------------------------------------------------------------------------
Automotive -- 0.0%
    3,211           Safety Components International, Inc.                           19,266
------------------------------------------------------------------------------------------
Chemicals -- 0.0%
   11,998           Pioneer Cos., Inc.                                              23,996
------------------------------------------------------------------------------------------
Consumer Products and Services -- 0.0%
      384           Alderwoods Group, Inc.                                           3,130
------------------------------------------------------------------------------------------
Entertainment -- 0.5%
    3,847           Regal Cinemas, Inc.                                            596,285
------------------------------------------------------------------------------------------
Financial Services -- 0.1%
  845,261           ContiFinancial Corp., Liquidating Trust, Units of Interest      54,397
      177           Delta Funding Residual Exchange Co., LLC                        38,674
       55           Delta Funding Residual Management, Inc.                              1
------------------------------------------------------------------------------------------
                                                                                    93,072
------------------------------------------------------------------------------------------
Food and Beverage -- 0.0%
    2,833           Aurora Foods Inc.                                               16,828
------------------------------------------------------------------------------------------
Healthcare -- 0.0%
    1,211           Genesis Health Ventures Inc.                                    22,767
------------------------------------------------------------------------------------------
Hotel/Casino -- 0.0%
       29           GB Holdings, Inc.                                                   67
------------------------------------------------------------------------------------------
Technology -- 0.0%
    2,676           Covad Communications Group, Inc.                                 5,379
------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.



    55 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


    SHARES                                             SECURITY                                   VALUE
----------------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
    6,323               Arch Wireless, Inc.                                                    $        38
      683/CAD/          Call-Net Enterprises, Inc., Class B Shares                                   1,844
   33,576               Celcaribe S.A. (c)                                                           1,007
      168               RSL Communications, Ltd., Class A Shares                                         1
                        Vast Solutions Inc.:
      300                 Class B1 Shares                                                              901
      300                 Class B2 Shares                                                              901
      300                 Class B3 Shares                                                              901
-------------------------------------------------------------------------------------------------------
                                                                                                     5,593
-------------------------------------------------------------------------------------------------------
Telephone -- 0.0%
      508               Focal Communications Corp.                                                   2,875
-------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost -- $996,549)                                                         835,511
-------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.6%
Broadcasting -- 0.4%
      880               Granite Broadcasting Corp., 12.750% Cumulative Exchangeable                 50,380
                        Paxson Communications Corp.:
       34                 13.250% Cumulative Jr. Exchangeable                                      297,410
       14                 9.750% Jr. Convertible (c)                                               125,365
-------------------------------------------------------------------------------------------------------
                                                                                                   473,155
-------------------------------------------------------------------------------------------------------
Cable -- 0.4%
                        CSC Holdings Inc.:
        1                 11.750% Redeemable Exchangeable, Series H                                     95
    4,532                 11.125% Redeemable Exchangeable, Series M                                424,875
-------------------------------------------------------------------------------------------------------
                                                                                                   424,970
-------------------------------------------------------------------------------------------------------
Chemicals -- 0.0%
    1,040               Hercules Trust II, 6.500% Cumulative Convertible                            55,276
-------------------------------------------------------------------------------------------------------
Financial Services -- 0.4%
    5,400               California Federal Preferred Capital Corp., 9.125% Exchangeable,
                         Series A                                                                  136,890
    2,579               Chevy Chase Preferred Capital Corp., 10.375% Exchangeable, Series A        146,745
      103               Delta Financial Corp., 10.000% Cumulative Exchangeable, Series A             1,184
    2,500               First Republic Preferred Capital Corp., 10.500% Exchangeable, Series A     250,000
-------------------------------------------------------------------------------------------------------
                                                                                                   534,819
-------------------------------------------------------------------------------------------------------
Food and Beverage -- 0.1%
    1,942               AmeriKing, Inc., 13.000% Sr. Exchangeable                                       19
    3,000               Doane Pet Care Co., 14.250%, Sr. Exchangeable                               90,000
-------------------------------------------------------------------------------------------------------
                                                                                                    90,019
-------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    56 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


    SHARES                            SECURITY                          VALUE
   -----------------------------------------------------------------------------
   Healthcare -- 0.0%
           8      Genesis Health Ventures, Inc., 6.000% Cumulative
                   Convertible                                       $       804
   -------------------------------------------------------------------------
   Metals/Mining -- 0.0%
       3,800      Anker Coal Group, Inc., 14.250% Convertible,
                   Class E Shares                                         19,000
       7,000      The LTV Corp., 8.250% Cumulative Convertible,
                   Series A (c)(d)                                           875
   -------------------------------------------------------------------------
                                                                          19,875
   -------------------------------------------------------------------------
   Technology -- 0.0%
         110      InterAct Electronic Marketing Inc., 14.000%
                   Cumulative Convertible                                      1
   -------------------------------------------------------------------------
   Telecommunications -- 0.3%
           1      Broadwing Communications Services Inc., 12.500%
                   Jr. Exchangeable, Series B                                503
                  Dobson Communications Corp.:
           5       12.250% Sr. Exchangeable                                4,125
       2,591       13.000% Sr. Exchangeable                              215,673
                  Nextel Communications, Inc.:
          40       13.000% Exchangeable, Series D                          1,810
         650       11.125% Exchangeable, Series E                         25,187
       2,443      Rural Cellular Corp., 12.500% Exchangeable             102,894
       1,417      Telex Communications, Inc., Variable Rate
                   Convertible, Series B                                   1,417
   -------------------------------------------------------------------------
                                                                         351,609
   -------------------------------------------------------------------------
   Telephone -- 0.0%
           1      Intermedia Communications Inc., 13.500%
                   Redeemable Exchangeable, Series B                         282
   -------------------------------------------------------------------------
                  TOTAL PREFERRED STOCK
                  (Cost -- $2,615,213)                                 1,950,810
   -------------------------------------------------------------------------

   WARRANTS                           SECURITY                          VALUE
   -----------------------------------------------------------------------------
   WARRANTS (f) -- 0.0%
   Aerospace/Defense -- 0.0%
         290      DeCrane Aircraft Holdings, Inc., Expire 9/30/08
                   (c)                                                         3
   -------------------------------------------------------------------------
   Broadcasting -- 0.0%
         320      Paxson Communications Corp., Expire 6/30/03              1,440
         100      XM Satellite Radio Holdings Inc., Expire 3/15/10         3,050
   -------------------------------------------------------------------------
                                                                           4,490
   -------------------------------------------------------------------------
   Building/Construction -- 0.0%
         210      Dayton Superior Corp., Expire 6/15/09 (c)                2,100
   -------------------------------------------------------------------------
   Cable -- 0.0%
         215      KNOLOGY Holdings, Inc., Expire 10/22/07 (c)                  5
         275      UIH Australia/Pacific Inc., Expire 5/15/06                   3
   -------------------------------------------------------------------------
                                                                               8
   -------------------------------------------------------------------------

                      See Notes to Financial Statements.


    57 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


WARRANTS                                  SECURITY                            VALUE
--------------------------------------------------------------------------------------
Chemicals -- 0.0%
       40          Sterling Chemicals Holdings, Inc., Expire 8/15/08 (c)   $        12
-----------------------------------------------------------------------------------
Consumer Products and Services -- 0.0%
      220          Jostens, Inc., Expire 5/1/10                                  4,455
-----------------------------------------------------------------------------------
Entertainment -- 0.0%
    1,971          United Artists Theatre Co., Expire 3/2/08                    15,768
-----------------------------------------------------------------------------------
Financial Services -- 0.0%
    3,257          Imperial Credit Industries, Inc., Expire 8/1/08                   3
-----------------------------------------------------------------------------------
Food and Beverage -- 0.0%
      750          TravelCenters of America, Inc., Expire 5/1/09 (c)                 8
-----------------------------------------------------------------------------------
Healthcare -- 0.0%
    1,435          Genesis Health Ventures, Inc., Expire 10/2/02 (c)             3,458
      110          Mediq, Inc., Expire 6/1/09 (c)                                    1
-----------------------------------------------------------------------------------
                                                                                 3,459
-----------------------------------------------------------------------------------
Hotel/Casino -- 0.0%
       70          Mikohn Gaming Corp., Expire 8/15/08                             350
       85          Raintree Resorts International Inc., Expire 12/1/04 (c)           1
-----------------------------------------------------------------------------------
                                                                                   351
-----------------------------------------------------------------------------------
Packaging/Containers -- 0.0%
       90          Pliant Corp., Expire 6/1/10 (c)                                 923
-----------------------------------------------------------------------------------
Technology -- 0.0%
    1,697          DIVA Systems Corp., Expire 3/1/08 (c)                            17
      110          InterAct Electronic Marketing Inc., Expire 12/15/09               1
   13,625          Intira Corp., Expire 2/1/10                                       1
      140          Verado Holdings, Inc., Expire 4/15/08                            70
-----------------------------------------------------------------------------------
                                                                                    89
-----------------------------------------------------------------------------------
Telecommunications -- 0.0%
       90          Birch Telecom, Inc., Expire 6/15/08                               1
      220          COLO.COM, Inc., Expire 3/15/10 (c)                                2
      200          Horizon PCS, Inc., Expire 10/1/10                             6,025
      495          ICG Communications Inc., Expire 10/15/05                          5
      190          iPCS, Inc., Expire 7/15/10 (c)                                1,924
      110          IWO Holdings, Inc., Expire 1/15/11 (c)                        2,764
      250          KMC Telecom Holdings, Inc., Expire 4/15/08 (c)                    3
      101          Leap Wireless International, Inc., Expire 4/15/10 (c)            63
                   Loral Space & Communications Ltd.:
      592            Expire 12/26/06                                               814
      110            Expire 1/15/07                                                  3
      125          McCaw International, Ltd., Expire 4/15/07                         1
      110          Orbital Imaging Corp., Expire 3/1/05 (c)                         55
       80          TeleHub Communications Corp., Expire 7/31/05                      0


                      See Notes to Financial Statements.


    58 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


   WARRANTS                                        SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
Telecommunications -- 0.0% (continued)
       56                Telex Communications, Inc., Expire 3/30/07                    $         1
      310                UbiquiTel Inc., Expire 4/15/10 (c)                                 11,509
--------------------------------------------------------------------------------------------------
                                                                                            23,170
--------------------------------------------------------------------------------------------------
Telephone -- 0.0%
      170                Startec Global Communications Corp., Expire 5/15/08                     2
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $561,944)                                                 54,841
--------------------------------------------------------------------------------------------------
                         TOTAL HIGH YIELD SECTOR
                         (Cost -- $68,508,659)                                          59,112,023
--------------------------------------------------------------------------------------------------
     FACE
   AMOUNT++    RATING(a)                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
FOREIGN BONDS (g) -- 19.2%
Argentina -- 0.1%
  316,253/USD/   Ca*     Republic of Argentina, Global Bonds, Series 2018,
                          12.250% due 6/19/18 (d)                                           74,319
--------------------------------------------------------------------------------------------------
Australia -- 1.0%
2,340,000/AUD/   AAA     Reserve Bank of Australia, Treasury Bonds, 5.750% due 6/15/11   1,226,527
--------------------------------------------------------------------------------------------------
Brazil -- 2.5%
                         Federal Republic of Brazil:
1,933,314/USD/   BB-       Capitalization Bonds, 8.000% due 4/15/14                      1,512,214
  150,000/USD/   BB-       Debt Conversion Bonds, 3.125% due 4/15/12 (b)                   107,391
  500,000/USD/   BB-       Discount Bonds, 3.063% due 4/15/24 (b)                          363,281
  870,000/USD/   BB-       Global Bonds, 11.000% due 8/17/40                               678,600
 355,000 /USD/   BB-       Global Notes, 11.000% due 1/11/12                               311,335
--------------------------------------------------------------------------------------------------
                                                                                         2,972,821
--------------------------------------------------------------------------------------------------
Bulgaria -- 0.6%
 810,000 /USD/   BB-     Republic of Bulgaria, Bonds, 8.250% due 1/15/15 (c)               780,131
--------------------------------------------------------------------------------------------------
Canada -- 0.3%
                         Government of Canada, Bonds:
  330,000        Aaa*      5.500% due 6/1/10                                               209,925
  155,000        Aaa*      Series WL43, 5.750% due 6/1/29                                   96,980
--------------------------------------------------------------------------------------------------
                                                                                           306,905
--------------------------------------------------------------------------------------------------
Colombia -- 0.2%
 300,000 /USD/   BB      Republic of Colombia, Global Bonds,
                          11.750% due 2/25/20                                              297,750
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    59 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
   AMOUNT++     RATING(a)                     SECURITY                         VALUE
---------------------------------------------------------------------------------------
Ecuador -- 0.1%
                          Republic of Ecuador, Euro-Dollar Bonds:
   95,000 /USD/   CCC+      12.000% due 11/15/12 (c)                        $    79,610
   50,000 /USD/   CCC+      5.000% due 8/15/30 (c)                               28,875
---------------------------------------------------------------------------------------
                                                                                108,485
---------------------------------------------------------------------------------------
France -- 1.1%
                          French Republic:
1,145,000 /EUR/   Aaa*      Bonds, 5.500% due 10/25/10                        1,056,009
  390,000 /EUR/   AAA       Debentures, 4.000% due 10/25/09                     327,944
---------------------------------------------------------------------------------------
                                                                              1,383,953
---------------------------------------------------------------------------------------
Germany -- 1.2%
                          Deutsche Bundesrepublik, Bonds:
   70,000 /EUR/   Aaa*      5.000% due 1/4/12                                    62,483
  259,750 /EUR/   Aaa*      Series 00, 5.500% due 1/4/31                        234,059
  260,000 /EUR/   AAA       Series 94, 6.250% due 1/4/24                        254,606
1,020,000 /EUR/   AAA       Series 99, 4.000% due 7/4/09                        862,644
---------------------------------------------------------------------------------------
                                                                              1,413,792
---------------------------------------------------------------------------------------
Italy -- 1.9%
                          Republic of Italy:
  720,000 /EUR/   AA        Global Bonds, 3.229% due 5/24/02 (b)                648,291
                            Treasury Bonds:
1,570,000 /EUR/   AA         3.250% due 2/1/04                                1,394,968
  335,000 /EUR/   AA         4.750% due 3/15/06                                 302,646
---------------------------------------------------------------------------------------
                                                                              2,345,905
---------------------------------------------------------------------------------------
Malaysia -- 0.1%
   65,000 /USD/   BBB     Government of Malaysia, Bonds, 7.500% due 7/15/11      68,936
---------------------------------------------------------------------------------------
Mexico -- 1.8%
                          United Mexican States:
  645,000 /USD/   BBB-      Global Bonds, 11.375% due 9/15/16                   828,180
                            Global Notes:
  150,000 /USD/   BBB-       8.125% due 12/30/19                                151,800
  730,000 /USD/   Baa2*      Series A, 9.875% due 2/1/10                        840,230
  390,000 /USD/   Baa2*     Medium-Term Notes, 8.300% due 8/15/31               397,800
---------------------------------------------------------------------------------------
                                                                              2,218,010
---------------------------------------------------------------------------------------
New Zealand -- 0.6%
                          Government of New Zealand, Bonds:
   350,000        AAA       Series 709, 7.000% due 7/15/09                      159,336
 1,084,000        AAA       Series 1106, 8.000% due 11/15/06                    511,656
---------------------------------------------------------------------------------------
                                                                                670,992
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

    60 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
   AMOUNT++     RATING(a)                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
Philippines -- 0.3%
                          Republic of the Philippines, Global Notes:
   195,000/USD/   BB+       8.375% due 3/12/09                                           $   197,803
   140,000/USD/   BB+       10.625% due 3/16/25                                              151,459
----------------------------------------------------------------------------------------------------
                                                                                             349,262
----------------------------------------------------------------------------------------------------
Russia -- 2.6%
                          Russian Federation, Euro-Dollar Bonds:
   245,000/USD/   Ba3*      10.000% due 6/26/07 (c)                                          262,992
   780,000/USD/   Ba3*      8.250% due 3/31/10 (c)                                           767,081
   350,000/USD/   Ba3*      12.750% due 6/24/28 (c)                                          428,313
 2,487,500/USD/   Ba3*      5.000% due 3/31/30 (c)                                         1,725,703
----------------------------------------------------------------------------------------------------
                                                                                           3,184,089
----------------------------------------------------------------------------------------------------
South Africa -- 0.2%
   190,000/USD/   Baa2*   Republic of South Africa, Notes, 7.375% due 4/25/12                189,335
----------------------------------------------------------------------------------------------------
Spain -- 0.3%
                          Government of Spain, Bonds:
   320,000/EUR/   NR        4.800% due 10/31/06                                              288,920
   100,000/EUR/   Aaa*      6.000% due 1/31/29                                                94,525
----------------------------------------------------------------------------------------------------
                                                                                             383,445
----------------------------------------------------------------------------------------------------
Sweden -- 1.2%
15,790,000        AAA     Government of Sweden, Bonds, Series 1044, 3.500% due 4/20/06     1,437,818
----------------------------------------------------------------------------------------------------
Turkey -- 0.2%
                          Republic of Turkey:
   150,000/USD/   B1*       Global Bonds, 11.750% due 6/15/10                                157,969
    95,000/USD/   B1*       Global Notes, 11.500% due 1/23/12                                 99,394
----------------------------------------------------------------------------------------------------
                                                                                             257,363
----------------------------------------------------------------------------------------------------
United Kingdom -- 2.4%
                          European Loan Conduit, Collateralized Mortgage Obligations,
                           Series 7A:
   100,000        BBB        Class D, 5.905% due 7/30/06 (b)(c)                              145,631
   100,000        BB         Class E, 7.650% due 7/30/06 (b)(c)                              142,019
   200,000        A       Residential Mortgage Securities Trust, Collateralized Mortgage
                           Obligations, Series 8, Class M, 6.038% due 5/12/38 (c)            289,864
                          United Kingdom Gilt Bonds:
   310,000        AAA       10.000% due 9/8/03                                               482,997
   620,000        AAA       8.500% due 12/7/05                                             1,002,900
   140,000        AAA       5.000% due 3/7/12                                                201,086
   445,000        AAA       Series 85, 9.750% due 8/27/02                                    659,816
----------------------------------------------------------------------------------------------------
                                                                                           2,924,313
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

    61 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
    AMOUNT++     RATING(a)                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
Venezuela -- 0.5%
                           Republic of Venezuela:
    571,420/USD/     B       Debt Conversion Bonds, Series DL, 4.750% due 12/18/07 (b)  $    472,136
    130,000/USD/     B       Global Bonds, 9.250% due 9/15/27                                 92,235
---------------------------------------------------------------------------------------------------
                                                                                             564,371
---------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN BONDS
                           (Cost -- $22,110,052)                                          23,158,522
---------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                         SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.4%
U.S. Treasury Bills -- 0.3%
$   380,000                U.S. Treasury Bills due 6/13/02 (Cost -- $379,255)                379,228
---------------------------------------------------------------------------------------------------
Repurchase Agreement -- 5.1%
  6,206,000                J.P. Morgan Chase & Co., 1.920% due 5/1/02; Proceeds at
                            maturity -- $6,206,329; (Fully collateralized by FHLMC
                            Reference Notes, 3.875% due 2/15/05; Market value --
                            $6,330,120 ) (Cost -- $6,206,000)                              6,206,000
---------------------------------------------------------------------------------------------------
                           TOTAL SHORT-TERM INVESTMENTS
                           (Cost -- $6,585,255)                                            6,585,228
---------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $128,761,220***)                                    $120,610,977
---------------------------------------------------------------------------------------------------

  +  Face amount denominated in U.S. dollars unless otherwise indicated.
  ++  Represents local currency unless otherwise indicated.
 (a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) or a double asterisk (**), are rated by Moody's Investors Service, Inc. and Fitch IBCA, Duff & Phelps, respectively.
 (b) Variable rate security.
 (c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (d) Security is currently in default.
 (e) Security issued with attached warrants.
 (f) Non-income producing security.
 (g) Security has been segregated by the custodian for open futures contracts commitments.
*** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  AUD -- Australian Dollar.
  CAD -- Canadian Dollar.
  DEM -- German Mark.
  EUR -- Euro.
  USD -- United States Dollar.

  See pages 64 and 65 for definitions of ratings.

                      See Notes to Financial Statements.

    62 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF WRITTEN OPTIONS (UNAUDITED)               APRIL 30, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

        Number of                                         Strike
        Contracts                              Expiration Price   Value
        ----------------------------------------------------------------
            1     Euro Dollar 3 Month Call
                   (Premiums received -- $746)  9/16/02   $141.50 $(806)
        ----------------------------------------------------------------

                      See Notes to Financial Statements.

    63 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,  --Bonds rated "BB", "B", "CCC", "CC", and "C" are regarded, on balance,
CCC, CC   as pre- dominantly speculative with respect to capacity to pay
and C     interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C"
          the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       --Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
      "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  --Bonds rated "Aa" are judged to be of high quality by all standards.
      Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   --Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments.
      Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  64    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Caa      --Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca and C --Bonds rated "Ca" and "C" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA --Bonds rated "AAA" by Fitch have the lowest expectation of credit risk.
      The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB --Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB  --Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
B   --Bonds rated "B" are considered highly speculative. While securities in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

NR --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.


  65    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)  APRIL 30, 2002


                                                                                       Putnam
                                                                      Smith Barney   Diversified
                                                                      High Income      Income
                                                                       Portfolio      Portfolio
-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $191,574,204
   and $128,761,220, respectively)                                    $190,608,977  $120,610,977
  Foreign currency, at value (Cost -- $208,597)                                 --       210,950
  Cash                                                                         393            --
  Dividends and interest receivable                                      4,678,147     2,428,172
  Receivable for open foreign currency exchange contracts (Note 5)          18,586       349,550
  Receivable for securities sold                                                --       631,300
  Receivable for open interest rate swap contracts (Note 8)                     --        97,890
  Receivable from broker -- variation margin                                    --         6,433
  Other assets                                                               5,445            --
------------------------------------------------------------------------------------------------
  Total Assets                                                         195,311,548   124,335,272
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       1,565,526     2,702,804
  Management fee payable                                                   133,916        77,944
  Payable for open foreign currency exchange contracts (Note 5)             50,531       265,245
  Payable to bank                                                               --       108,199
  Written options, at value (Premiums received -- $746)                         --           806
  Accrued expenses                                                          46,922        69,996
------------------------------------------------------------------------------------------------
  Total Liabilities                                                      1,796,895     3,224,994
------------------------------------------------------------------------------------------------
Total Net Assets                                                      $193,514,653  $121,110,278
------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                         $        222  $        117
  Capital paid in excess of par value                                  256,653,056   137,490,849
  Undistributed net investment income                                   29,369,961    15,952,214
  Accumulated net realized loss from security transactions, options,
   foreign currencies and futures contracts                            (91,512,947)  (24,342,898)
  Net unrealized depreciation of investments, options, foreign
   currencies and swaps                                                   (995,639)   (7,990,004)
------------------------------------------------------------------------------------------------
Total Net Assets                                                      $193,514,653  $121,110,278
------------------------------------------------------------------------------------------------
Shares Outstanding                                                      22,168,797    11,672,300
------------------------------------------------------------------------------------------------
Net Asset Value                                                              $8.73        $10.38
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    66 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF OPERATIONS (UNAUDITED)


For the Six Months Ended April 30, 2002

                                                                     Putnam
                                                     Smith Barney  Diversified
                                                     High Income     Income
                                                      Portfolio     Portfolio
 ------------------------------------------------------------------------------
 INVESTMENT INCOME:
  Interest                                           $  9,685,121  $ 5,812,882
  Dividends                                               129,697      143,043
 ----------------------------------------------------------------------------
  Total Investment Income                               9,814,818    5,955,925
 ----------------------------------------------------------------------------
 EXPENSES:
  Management fee (Note 2)                                 553,858      461,869
  Shareholder communications                               24,457       16,860
  Pricing service fees                                     14,080       33,917
  Audit and legal                                          12,420       11,731
  Custody                                                  11,548       29,753
  Shareholder and system servicing fees                     9,410        8,133
  Directors' fees                                           3,266        2,816
  Other                                                     1,660        1,699
 ----------------------------------------------------------------------------
  Total Expenses                                          630,699      566,778
 ----------------------------------------------------------------------------
 Net Investment Income                                  9,184,119    5,389,147
 ----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, OPTIONS, FOREIGN
 CURRENCIES, FUTURES CONTRACTS AND SWAPS (NOTES 3,
 4, 5, 7 AND 8):
  Realized Loss From:
    Security transactions (excluding short-term
     securities)                                      (14,867,914)  (5,935,125)
    Options purchased                                          --      (16,824)
    Foreign currency transactions                        (702,075)    (322,207)
    Futures contracts                                          --      (21,089)
 ----------------------------------------------------------------------------
  Net Realized Loss                                   (15,569,989)  (6,295,245)
 ----------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
    Security transactions                              15,014,556    6,022,941
    Foreign currency transactions                         185,052      223,179
 ----------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation              15,199,608    6,246,120
 ----------------------------------------------------------------------------
 Net Loss on Investments, Options, Foreign
  Currencies, Futures Contracts and Swaps                (370,381)     (49,125)
 ----------------------------------------------------------------------------
 Increase in Net Assets From Operations              $  8,813,738  $ 5,340,022
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.


    67 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

Smith Barney High Income Portfolio                                    2002          2001
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  9,184,119  $ 21,769,104
  Net realized loss                                                (15,569,989)  (42,701,503)
  Decrease in net unrealized depreciation                           15,199,608     4,989,150
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                  8,813,738   (15,943,249)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --   (22,359,669)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                            --   (22,359,669)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                  19,543,868    34,525,652
  Net asset value of shares issued for reinvestment of dividends            --    22,359,669
  Cost of shares reacquired                                        (10,869,493)  (33,223,158)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                8,674,375    23,662,163
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   17,488,113   (14,640,755)
NET ASSETS:
  Beginning of period                                              176,026,540   190,667,295
--------------------------------------------------------------------------------------------
  End of period*                                                  $193,514,653  $176,026,540
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $29,369,961   $21,222,567
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    68 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

Putnam Diversified Income Portfolio                                   2002          2001
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  5,389,147  $ 11,988,436
  Net realized loss                                                 (6,295,245)   (8,872,900)
  Decrease in net unrealized depreciation                            6,246,120     3,041,281
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             5,340,022     6,156,817
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --   (10,470,691)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                            --   (10,470,691)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                   1,720,777     8,030,602
  Net asset value of shares issued for reinvestment of dividends            --    10,470,691
  Cost of shares reacquired                                        (14,252,400)  (26,729,957)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions              (12,531,623)   (8,228,664)
--------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (7,191,601)  (12,542,538)
NET ASSETS:
  Beginning of period                                              128,301,879   140,844,417
--------------------------------------------------------------------------------------------
  End of period*                                                  $121,110,278  $128,301,879
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $15,952,214   $11,138,528
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    69 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen Enterprise, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, Travelers Managed Income, Salomon Brothers Strategic Bond, formerly known as Salomon Brothers Global High Yield, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( j) the character of income and gains to be distributed are determined in accordance with income tax regulations which


  70    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders
may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolios to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement effective November 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended April 30, 2002, the Smith Barney High Income and Putnam Diversified Income Portfolios had interest income decreased by $116,288 and $85,322, net realized loss decreased by $177,946 and $76,990 and the change in net unrealized depreciation of investments decreased by $61,658 and $8,332, respectively. In addition, the Smith Barney High Income and Putnam Diversified Income Portfolios recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $334,650 and $253,254, respectively, to reflect the cumulative effect of this change up to the date of the adoption.

The Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

In addition, the Portfolios may enter into futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading.


  71    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SBFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment
Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the six months ended April 30, 2002, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


  72    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

3. Investments

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                          SBHI        PDIP
------------------------------------------------------------------------------
Purchases                                              $81,303,128 $16,905,698
------------------------------------------------------------------------------
Sales                                                   54,092,806  17,682,951
------------------------------------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                        SBHI          PDIP
-------------------------------------------------------------------------------
Gross unrealized appreciation                       $  9,693,580  $  4,641,010
Gross unrealized depreciation                        (10,658,807)  (12,791,253)
-------------------------------------------------------------------------------
Net unrealized depreciation                         $   (965,227) $ (8,150,243)
-------------------------------------------------------------------------------

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to


  73    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders
such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended April 30, 2002 for PDIP:

                                                       Number of
                                                       Contracts Premiums
      -------------------------------------------------------------------
      Options written, outstanding at October 31, 2001    --         --
      Options written                                      1       $746
      -------------------------------------------------------------------
      Options written, outstanding at April 30 ,2002       1       $746
      -------------------------------------------------------------------

During the six months ended April 30, 2002, SBHI did not enter into any written covered call or put option contracts.

5. Foreign Currency Exchange Contracts

At April 30, 2002, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the open contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio

                                     Local      Market   Settlement Unrealized
Foreign Currency                    Currency    Value       Date    Gain (Loss)
-------------------------------------------------------------------------------
To Sell:
Euro                                  725,075 $  651,722  6/12/02    $ 18,586
-------------------------------------------------------------------------------
To Buy:
British Pound                         252,914    367,304  6/19/02      (2,355)
Euro                                2,712,574  2,438,152  6/12/02     (46,069)
Euro                                  108,719     97,720  6/12/02      (2,107)
-------------------------------------------------------------------------------
                                                                      (50,531)
-------------------------------------------------------------------------------
Total Unrealized Loss on Open
 Forward Foreign Currency Contracts                                  $(31,945)
-------------------------------------------------------------------------------


  74    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Putnam Diversified Income Portfolio

                             Local      Market   Settlement Unrealized
        Foreign Currency    Currency    Value       Date    Gain (Loss)
        ---------------------------------------------------------------
        To Sell:
        Australian Dollar   1,447,000 $  774,800  6/19/02    $ (19,466)
        Australian Dollar     299,000    160,100  6/19/02       (5,377)
        Australian Dollar      61,500     32,930  6/19/02       (1,110)
        Australian Dollar     292,000    156,352  6/19/02       (2,331)
        Australian Dollar     429,000    229,709  6/19/02       (2,669)
        Australian Dollar     811,000    434,252  6/19/02         (262)
        Australian Dollar     429,000    229,709  6/19/02          482
        Australian Dollar     239,300    128,134  6/19/02          370
        British Pound         109,000    158,300  6/19/02       (3,546)
        British Pound         193,700    281,309  6/19/02       (7,610)
        British Pound         380,170    552,117  6/19/02      (14,937)
        British Pound         109,000    158,300  6/19/02       (4,353)
        British Pound         107,000    155,395  6/19/02       (3,392)
        British Pound         107,000    155,395  6/19/02       (3,800)
        British Pound         106,000    153,943  6/19/02       (2,533)
        British Pound         158,000    229,462  6/19/02       (3,198)
        Canadian Dollar       247,000    157,415  6/19/02       (2,123)
        Canadian Dollar       247,000    157,415  6/19/02       (1,952)
        Canadian Dollar       241,000    153,591  6/19/02       (2,323)
        Canadian Dollar       241,000    153,591  6/19/02       (1,517)
        Canadian Dollar       360,000    229,431  6/19/02       (2,122)
        Euro                3,812,790  3,426,072  6/19/02     (128,008)
        Euro                   89,500     80,422  6/19/02       (2,799)
        Euro                  179,800    161,563  6/19/02       (4,436)
        Euro                   63,900     57,419  6/19/02       (1,059)
        Euro                  173,000    155,453  6/19/02       (4,023)
        Euro                  173,000    155,453  6/19/02       (3,488)
        Japanese Yen       20,005,000    156,135  6/19/02       (3,658)
        Japanese Yen       20,601,000    160,786  6/19/02       (1,749)
        Japanese Yen       19,558,000    152,646  6/19/02       (3,316)
        Japanese Yen       29,824,000    232,770  6/19/02         (441)
        New Zealand Dollar    739,300    329,014  6/19/02      (14,294)
        New Zealand Dollar    804,300    357,942  6/19/02       (6,181)
        Swedish Krona      12,833,800  1,242,894  6/19/02       (6,140)
        Swedish Krona         984,800     95,373  6/19/02       (1,032)
        ---------------------------------------------------------------
                                                              (264,393)
        ---------------------------------------------------------------
        To Buy:
        Australian Dollar   1,040,127    556,939  6/19/02       16,072
        Australian Dollar   3,010,800  1,612,140  6/19/02       46,524
        Australian Dollar      61,700     33,037  6/19/02          645
        Australian Dollar     782,500    418,992  6/19/02        8,962
        Australian Dollar     782,500    418,992  6/19/02        5,534
        British Pound         109,000    158,300  6/19/02        5,157



  75    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                                Local         Market   Settlement Unrealized
        Foreign Currency       Currency       Value       Date    Gain (Loss)
        ---------------------------------------------------------------------
        British Pound             107,000   $  155,395  6/19/02    $  1,962
        British Pound             107,000      155,395  6/19/02       1,962
        British Pound             512,000      743,572  6/19/02      13,537
        Canadian Dollar         1,150,100      732,967  6/19/02      10,086
        Canadian Dollar           125,000       79,663  6/19/02       1,096
        Canadian Dollar           241,000      153,591  6/19/02       3,107
        Canadian Dollar           241,000      153,591  6/19/02       2,954
        Canadian Dollar           642,000      409,151  6/19/02       6,580
        Danish Krone            1,209,653      146,122  6/19/02       4,956
        Euro                      179,000      160,845  6/19/02       6,108
        Euro                      179,000      160,845  6/19/02       5,283
        Euro                      179,000      160,845  6/19/02       4,014
        Euro                    2,501,500    2,247,781  6/19/02      56,467
        Euro                      179,000      160,845  6/19/02       4,234
        Euro                      173,000      155,453  6/19/02       3,621
        Euro                      173,000      155,453  6/19/02       2,928
        Euro                       86,500       77,727  6/19/02       1,689
        Euro                       86,500       77,727  6/19/02       1,645
        Euro                      173,000      155,453  6/19/02       3,826
        Euro                      258,000      231,832  6/19/02       6,900
        Euro                    1,058,000      950,691  6/19/02      28,316
        Euro                      258,000      231,832  6/19/02       5,375
        Euro                      713,400      641,042  6/19/02       8,256
        Japanese Yen          344,334,410    2,687,455  6/19/02      62,955
        Japanese Yen           19,558,000      152,646  6/19/02       2,925
        Japanese Yen           19,558,000      152,646  6/19/02       3,854
        Japanese Yen           29,824,000      232,770  6/19/02       5,700
        New Zealand Dollar         50,900       22,652  6/19/02         969
        New Zealand Dollar        968,000      430,794  6/19/02       1,970
        Swiss Franc               120,000       74,035  6/19/02       2,529
        --------------------------------------------------------------------
                                                                    348,698
        --------------------------------------------------------------------
        Total Unrealized Gain on Open
         Forward Foreign Currency Contracts                        $ 84,305
        --------------------------------------------------------------------

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


  76    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, the PDIP had the following open futures contracts:

                                # of                 Basis      Market   Unrealized
                              Contracts Expiration   Value      Value    Gain (Loss)
-------------------------------------------------------------------------------------
Contracts to Sell:
  90-Day Euro Dollar              4       12/02    $  965,770 $  968,800 $    (3,030)
  90-Day Euro Dollar              4        9/03       950,164    953,400      (3,236)
  U.S. 5 Year Treasury Note      32        6/02     3,367,636  3,393,500     (25,864)
  U.S. 10 Year Treasury Note     94        6/02     9,813,638  9,922,875    (109,237)
------------------------------------------------------------------------------------
                                                                            (141,367)
------------------------------------------------------------------------------------
Contracts to Buy:
  90-Day Euro Dollar              5        9/02     1,215,271  1,218,125       2,854
  90-Day Euro Dollar              4        6/03       954,479    957,800       3,321
  5-Year Euro-BOBL               36        6/02     3,397,036  3,404,673       7,637
  10-Year Euro-Bond               6        6/02       569,466    572,578       3,112
  10-Year Japanese
   Government Bond                4        6/02     1,387,497  1,403,114      15,617
  10-Year Swap Future             3        7/02       298,019    306,281       8,262
  U.S. 10 Year Treasury Note     17        6/02     1,745,644  1,794,563      48,919
  U.S. Treasury Long Bond        30        6/02     3,044,746  3,069,375      24,629
------------------------------------------------------------------------------------
                                                                             114,351
------------------------------------------------------------------------------------
Net Unrealized Loss                                                      $   (27,016)
------------------------------------------------------------------------------------

In addition, at April 30, 2002, SBHI did not hold any futures contracts.


  77    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

8. Interest Rate Swaps

PDIP has entered into an interest rate swap agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. PDIP will record the difference between a predetermined fixed interest rate and the closing value of the Three-Month LIBOR floating rate. These differences are netted out as a cash settlement on the expiration date, with the portfolio receiving or paying, as the case may be, only the net amount of the two differences. PDIP is exposed to credit risk in the event of nonperformance by the swap counterparty.

As of April 30, 2002, PDIP entered into the following interest rate swap agreement:

Swap Counterparty:            Merrill Lynch, Pierce Fenner & Smith Inc.
Effective Date:               10/31/00
Notional Amount:              $1,300,000
Payments Made by PDIP:        Floating Rate (Three-Month LIBOR)
Payments Received by PDIP:    Fixed Rate, 6.74%
Termination Date:             10/31/05
Unrealized Appreciation as of
  4/30/02                     $97,890

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2002, the Portfolios did not have any securities on loan.


  78    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

10.Securities Traded on a When-Issued or To-Be-Announced Basis

The Portfolios may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolios with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolios at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At April 30, 2002, the Portfolios did not hold any TBA securities.

11.Capital Loss Carryforwards

At October 31, 2001, the SBHI and PDIP had, for Federal income tax purposes, approximately $76,586,000 and $17,898,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. Expirations occur on October 31 of the years below:

                                    2006       2007        2008        2009
-------------------------------------------------------------------------------
SBHI                             $3,001,000 $12,317,000 $18,328,000 $42,940,000
-------------------------------------------------------------------------------
PDIP                              2,321,000   5,086,000   3,077,000   7,414,000
-------------------------------------------------------------------------------


  79    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

12.Capital Shares

At April 30, 2002, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                              Six Months Ended    Year Ended
                                               April 30, 2002  October 31, 2001
-------------------------------------------------------------------------------
Smith Barney High Income Portfolio
Shares sold                                       2,282,739        3,485,426
Shares issued on reinvestment                            --        2,581,948
Shares reacquired                                (1,271,287)      (3,431,915)
------------------------------------------------------------------------------
Net Increase                                      1,011,452        2,635,459
------------------------------------------------------------------------------
Putnam Diversified Income Portfolio
Shares sold                                         169,852          765,192
Shares issued on reinvestment                            --        1,065,177
Shares reacquired                                (1,409,054)      (2,577,989)
------------------------------------------------------------------------------
Net Decrease                                     (1,239,202)        (747,620)
------------------------------------------------------------------------------


  80    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney High Income Portfolio              2002/(1)(2)/   2001     2000    1999   1998/(2)/  1997
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                              $8.32     $10.29   $11.72   $11.97   $13.25   $12.09
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                        0.42       1.02     1.20     0.92     1.21     0.88
  Net realized and unrealized gain (loss)/(3)/     (0.01)     (1.80)   (1.56)   (0.28)   (1.58)    1.00
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.41      (0.78)   (0.36)    0.64    (0.37)    1.88
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               --      (1.19)   (1.07)   (0.89)   (0.74)   (0.66)
  Net realized gains                                  --         --       --       --    (0.17)   (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions                                   --      (1.19)   (1.07)   (0.89)   (0.91)   (0.72)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $8.73     $ 8.32   $10.29   $11.72   $11.97   $13.25
------------------------------------------------------------------------------------------------------
Total Return                                        4.93%++   (8.08)%  (3.54)%   5.28%   (3.38)%  16.24%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                $194       $176     $191     $199     $160     $124
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.69%+     0.67%    0.66%    0.66%    0.67%    0.70%
  Net investment income/(3)/                        9.98+     11.52    10.46     9.44     9.12     9.36
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               32%        77%      70%      73%      82%      89%
------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended April 30, 2002, those amounts would have been $0.43, $0.02, and 10.11% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  81    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Putnam Diversified Income Portfolio             2002/(1)/   2001    2000    1999     1998    1997
---------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                            $ 9.94    $10.31  $11.24  $11.70  $12.31   $11.99
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.53      0.93    0.93    0.91    0.57     0.67
  Net realized and unrealized gain (loss)/(2)/    (0.09)    (0.47)  (0.88)  (0.70)  (0.62)    0.30
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.44      0.46    0.05    0.21   (0.05)    0.97
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --     (0.83)  (0.98)  (0.67)  (0.42)   (0.56)
  Net realized gains                                 --        --      --      --   (0.14)   (0.09)
---------------------------------------------------------------------------------------------------
Total Distributions                                  --     (0.83)  (0.98)  (0.67)  (0.56)   (0.65)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.38    $ 9.94  $10.31  $11.24  $11.70   $12.31
---------------------------------------------------------------------------------------------------
Total Return                                       4.43%++   4.60%   0.21%   1.80%  (0.65)%   8.44%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)               $121      $128    $141    $156    $157     $122
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.92%+    0.90%   0.87%   0.83%   0.87%    0.88%
  Net investment income/(2)/                       8.75+     8.83    7.78    7.85    7.48     6.99
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              99%      150%    105%    118%    191%     253%
---------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended April 30, 2002, the ratio of net investment income to average net assets would have been 8.89%. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  82    Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS             INVESTMENT MANAGERS
           A.E. Cohen            Smith Barney Fund Management LLC
           Robert A. Frankel     Travelers Investment Adviser, Inc.
           Michael Gellert
           Rainer Greeven        CUSTODIAN
           Susan M. Heilbron     State Street Bank and
           Heath B. McLendon,     Trust Company
             Chairman
                                 ANNUITY ADMINISTRATION
           Victor K. Atkins,     Travelers Annuity Investor Services
             Emeritus            5 State House Square
                                 1 Tower Square
           OFFICERS              Hartford, Connecticut 06183
           Heath B. McLendon
           President and Chief
           Executive Officer

           Lewis E. Daidone
           Senior Vice President
           and Treasurer

           John C. Bianchi
           Vice President

           Christina T. Sydor
           Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004



         SalomonSmithBarney
---------------------------
A member of citigroup[GRAPHIC]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0805 6/02

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                                  AIM CAPITAL
                            APPRECIATION PORTFOLIO

                              SMITH BARNEY LARGE
                             CAPITALIZATION GROWTH
                                   PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") for the period ended April 30, 2002./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and/or outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

AIM Capital Appreciation Portfolio
Performance Update
For the six months ended April 30, 2002, the AIM Capital Appreciation Portfolio ("Portfolio") returned 5.71%. In comparison, the Standard & Poor's 500 Index ("S&P 500"),/2/ the Lipper Midcap Fund Index,/3/ the Lipper Multi-Cap Growth Fund Index/4/ and the Russell 1000 Growth Index/5/ returned 2.31%, 7.39%, 1.00% and negative 2.13%, respectively, for the same period. Past performance is not indicative of future results.

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The S&P 500 is a market-capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 3The Lipper Midcap Fund Index is a broad-based index of midcap stocks. Please note that an investor cannot invest directly in an index.
4The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth mutual funds tracked by Lipper Inc., an independent mutual-fund performance monitor. Please note that an investor cannot invest directly in an index.
5The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies. The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Market Review
Despite impressive rallies in November and early March, stocks struggled for most of the reporting period. The U.S. Federal Reserve Board ("Fed") helped spark the rally early in the reporting period by cutting the key federal funds rate ("fed funds rate")/6/ to 1.75% -- its lowest level in 40 years -- in an effort to pull the economy out of recession. But when the nation's Gross Domestic Product ("GDP")/7/ grew at a surprisingly strong annualized rate of 1.7% in the fourth quarter of 2001, the Fed hinted that it might raise interest rates in the months ahead to prevent the economy from expanding too rapidly.

While the shift in Fed policy put a damper on the market rally, investors were more concerned about company accounting practices, which were thrust into the spotlight early in 2002. Investors also shied away from stocks because of mixed economic signals, disappointing corporate earnings and concerns about developments in the Middle East. As a result, many major market indexes ended the reporting period with only modest gains.

Although many growth stocks rallied impressively at the end of 2001, they generally underperformed value stocks for the reporting period. In the uncertain market environment, value stocks were more attractive to investors. Small- and mid-cap stocks generally outperformed large-cap stocks. Small-cap value stocks were generally the best-performing segment of the market while large-cap growth stocks were the worst.

Portfolio Review
We endeavored to achieve a balance between defensive holdings and the stocks of economically sensitive companies in the Portfolio. Defensive stocks, such as healthcare holdings, may provide downside protection in the event of a market decline. The stocks of economically sensitive companies, such as technology, industrial and consumer-discretionary firms, may provide upside potential during market rallies.

In certain instances, we changed the emphasis within market sectors. Within the technology sector, we increased the Portfolio's exposure to the stocks of commodity-driven companies, such as semiconductor and software firms, while reducing its exposure to the stocks of service companies. We believe the Portfolio is well positioned in the current market environment.

--------
6The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
7GDP is a market value of goods and services produced by labor and property in a given country.


    2 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

As of April 30, 2002, the Portfolio's top holdings included Microsoft Corp., the world's pre-eminent software company; Fiserv Inc., which provides data-processing and business-support services for more than 10,000 financial companies; and Pfizer Inc., one of the world's foremost drug companies. Other holdings included The Goldman Sachs Group Inc., a major investment-banking firm with more than 40 offices worldwide; American International Group, Inc. (AIG), one of the world's largest insurance companies; and Microchip Technology Inc., which makes specialized embedded semiconductors for 30,000 customers for use in automotive, computing, consumer, industrial and networking applications.

Portfolio Outlook
Markets were volatile as investors kept a close eye on developments at home and abroad. While the recession had apparently ended, economic recovery seemed somewhat tentative. Although the nation's GDP grew at a torrid 5.6% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories -- a trend that we hope is unlikely to continue. Moreover, business spending on equipment, buildings and software declined in the first quarter, an indication that the economy was still struggling.

On the more positive side, corporate profit margins, while disappointing in some cases, were improving, and interest rates and inflation were low. Despite slipping in April, consumer confidence generally rose over the reporting period, and consumer spending, which accounts for about two thirds of economic growth, remained healthy.

There continued to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities. However, investors remained cautious as concerns persisted about the economy, corporate accounting practices and the Middle East.

Smith Barney Large Capitalization Growth Portfolio
Performance Update
For the six months ended April 30, 2002, the Smith Barney Large Capitalization Growth Portfolio ("Portfolio") returned 2.36%. In comparison, the S&P 500 returned 2.31% for the same period. Past performance is not indicative of future results.


    3 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The manager emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The manager attempts to identify established large-capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

Market Review
The market did not perform as well as many expected in the first quarter of 2002 as investors shied away from stocks because of mixed economic signals, disappointing corporate earnings and concerns about accounting issues and developments in the Middle East. However, we feel the market has overcome these negative factors and is poised to rebound further from the lows made September 21 which, in our opinion, will serve as benchmark lows, equivalent to those made after the market crashes in 1962, 1974 and 1987. Moreover, we feel the stock market will benefit from a backdrop of low interest rates, ample liquidity and an economic recovery. This is an interesting combination that has, in our experience, been a precursor to very good markets.
Portfolio and Market Outlook
It has also been our experience that no bull market repeats the previous bull market, which leads us to believe technology stocks will not provide leadership in this cycle. However, we see selective investment opportunities in the technology sector, especially in industry-recognized companies such as Intel Corp. and Dell Computer Corp. As global economic growth recovers, and wealth creation re-emerges worldwide, we think market leadership may be provided by financial services and consumer stocks.


    4 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

We feel that the bear market of 2000 and 2001 is over and that this is a time to look forward. However, we will retain a selective investment approach. We continue to favor those companies that we believe are the industry leaders with long operating histories, secure managements and great balance sheets.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead. Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 23, 2002

The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 through 16 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of April 30, 2002 and is subject to change.


    5 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                      AIM CAPITAL APPRECIATION PORTFOLIO


 HISTORICAL PERFORMANCE


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain   Total
  Period Ended         of Period of Period Dividends Distributions Returns+
  ---------------------------------------------------------------------------
  4/30/02               $ 9.11    $ 9.63     $0.00       $0.00        5.71%++
  ---------------------------------------------------------------------------
  10/31/01               21.73      9.11      0.00        3.88      (43.36)
  ---------------------------------------------------------------------------
  10/31/00               16.30     21.73      0.00        0.53       36.53
  ---------------------------------------------------------------------------
  10/31/99               12.31     16.30      0.00        0.00       32.41
  ---------------------------------------------------------------------------
  10/31/98               12.68     12.31      0.02        0.00       (2.79)
  ---------------------------------------------------------------------------
  10/31/97               10.76     12.68      0.01        0.00       17.96
  ---------------------------------------------------------------------------
  10/31/96               10.00     10.76      0.01        0.00        7.71
  ---------------------------------------------------------------------------
  10/10/95* - 10/31/95   10.00     10.00      0.00        0.00        0.00++
  ---------------------------------------------------------------------------
  Total                                      $0.04       $4.41
  ---------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                                         5.71%
------------------------------------------------------------------------
Year Ended 4/30/02                                               (16.87)
------------------------------------------------------------------------
Five Years Ended 4/30/02                                           4.79
------------------------------------------------------------------------
10/10/95* through 4/30/02                                          4.53
------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

10/10/95* through 4/30/02                                          33.68%
-------------------------------------------------------------------------

+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    6 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                    Growth of $10,000 Invested in Shares of
                  the AIM Capital Appreciation Portfolio vs.
                         Lipper Midcap Fund Index and
                         Standard & Poor's 500 Index+

--------------------------------------------------------------------------------

                          October 1995 -- April 2002

                                     [CHART]

         AIM Capital
         Appreciation   Lipper Midcap  Standard & Poor's
          Portfolio      Fund Index       500 Index
         ------------   -------------  -----------------
10/10/95   $10,000        $10,000          $10,000
10/1995      9,990         10,190           10,076
10/1996     10,771         11,962           12,502
10/1997     12,706         14,450           16,516
10/1998     12,351         14,029           20,151
10/1999     16,355         18,224           25,321
10/2000     22,330         24,585           26,861
10/2001     12,646         15,961           20,175
4/30/02     13,368         17,140           20,641

+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital
  Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 2002. The Lipper Midcap Fund Index is a broad-based index of midcap stocks. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Indexes include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    7 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

 HISTORICAL PERFORMANCE


                     Net Asset Value
                   -------------------
                   Beginning    End     Income   Capital Gain    Return    Total
Period Ended       of Period of Period Dividends Distributions of Capital Returns+
------------------------------------------------------------------------------------
4/30/02             $11.86    $12.14     $0.00       $0.00       $0.00       2.36%++
------------------------------------------------------------------------------------
10/31/01             16.04     11.86      0.00        0.00        0.00     (26.06)
------------------------------------------------------------------------------------
10/31/00             14.53     16.04      0.01        0.02        0.02      10.77
------------------------------------------------------------------------------------
10/31/99              9.90     14.53      0.01        0.00        0.00      46.88
------------------------------------------------------------------------------------
5/1/98* - 10/31/98   10.00      9.90      0.00        0.00        0.00      (1.00)++
------------------------------------------------------------------------------------
Total                                    $0.02       $0.02       $0.02
------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                                                   2.36%
----------------------------------------------------------------------------------
Year Ended 4/30/02                                                         (13.04)
----------------------------------------------------------------------------------
5/1/98* through 4/30/02                                                      5.08
----------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

5/1/98* through 4/30/02                                                      21.90%
-----------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gain distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


    8 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



 Growth of $10,000 Invested in Shares of the Smith Barney Large Capitalization
               Growth Portfolio vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------

                            May 1998 -- April 2002

                 [CHART]

           Smith Barney Large
           Capitalization       Standard and Poor's
           Growth Portfolio         500 Index
           ------------------   -------------------
5/1/98         10,000                10,000
10/98           9,900                 9,959
10/99          14,541                12,514
10/00          16,106                13,274
10/01          11,909                 9,970
04/30/2002     12,190                10,201


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 2002. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    9 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                APRIL 30, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                     SECURITY                       VALUE
-------------------------------------------------------------------
COMMON STOCK -- 97.5%
Advertising -- 3.5%
 42,100 The Interpublic Group of Cos., Inc.            $  1,300,048
 62,800 Lamar Advertising Co., Class A Shares+            2,696,004
 43,000 Omnicom Group Inc.                                3,751,320
-------------------------------------------------------------------
                                                          7,747,372
-------------------------------------------------------------------
Aerospace/Defense -- 2.5%
 15,800 General Dynamics Corp.                            1,534,022
 63,300 Lockheed Martin Corp.                             3,981,570
-------------------------------------------------------------------
                                                          5,515,592
-------------------------------------------------------------------
Automobiles -- 0.4%
 51,800 Ford Motor Co.                                      828,800
-------------------------------------------------------------------
Banking -- 1.5%
 17,800 Fifth Third Bancorp                               1,220,902
 42,100 State Street Corp.                                2,151,731
-------------------------------------------------------------------
                                                          3,372,633
-------------------------------------------------------------------
Broadcasting -- 2.2%
 26,300 Clear Channel Communications, Inc.+               1,234,785
 42,900 Comcast Corp., Class A Special Shares+            1,147,575
 30,300 Hispanic Broadcasting Corp.+                        812,646
 42,300 Univision Communications Inc., Class A Shares+    1,690,308
-------------------------------------------------------------------
                                                          4,885,314
-------------------------------------------------------------------
Chemicals -- 0.5%
 24,000 Eastman Chemical Co.                              1,058,400
-------------------------------------------------------------------
Communications - Equipment and Software -- 1.1%
 19,600 L-3 Communications Holdings Inc.+                 2,504,488
-------------------------------------------------------------------
Computer Hardware -- 1.5%
 84,500 Dell Computer Corp.+                              2,225,730
 13,000 International Business Machines Corp.             1,088,880
-------------------------------------------------------------------
                                                          3,314,610
-------------------------------------------------------------------
Computer Software -- 9.5%
 40,600 CDW Computer Centers, Inc.+                       2,224,880
 41,700 Electronic Arts Inc.+                             2,462,385
105,600 Intuit Inc.+                                      4,137,408
 10,300 Mercury Interactive Corp.+                          383,881
158,500 Microsoft Corp.+                                  8,283,210
 84,500 SunGard Data Systems Inc.+                        2,514,720
 38,300 VERITAS Software Corp.+                           1,085,422
-------------------------------------------------------------------
                                                         21,091,906
-------------------------------------------------------------------


                      See Notes to Financial Statements.


    10 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                     SECURITY                     VALUE
-----------------------------------------------------------------
Consumer/Commercial Services -- 5.5%
 32,200       Accenture Ltd., Class A Shares+        $    690,368
 20,900       eBay Inc.+                                1,109,790
 21,000       FedEx Corp.+                              1,085,070
169,000       Fiserv Inc.+                              7,513,740
 42,030       Paychex Inc.                              1,568,980
 12,700       Robert Half International Inc.+             333,502
-------------------------------------------------------------
                                                       12,301,450
-------------------------------------------------------------
Consumer Staples -- 0.8%
 20,700       The Procter & Gamble Co.                  1,868,382
-------------------------------------------------------------
Distributors - Food and Health Products -- 0.3%
 25,700       Sysco Corp.                                 745,557
-------------------------------------------------------------
Electronic Instruments and Controls -- 0.3%
 15,200       Parker-Hannifin Corp.                       759,240
-------------------------------------------------------------
Electronics - Semiconductors and Components -- 15.5%
 63,100       Altera Corp.+                             1,297,336
 98,400       Analog Devices, Inc.+                     3,636,864
140,400       Applied Materials, Inc.+                  3,414,528
 99,000       Celestica Inc.+                           2,742,300
 15,400       Emerson Electric Co.                        822,206
 57,100       Integrated Device Technology, Inc.+       1,601,084
 74,200       Intel Corp.                               2,122,862
 36,000       KLA-Tencor Corp.+                         2,122,920
 52,700       Lam Research Corp.+                       1,352,282
 52,500       Linear Technology Corp.                   2,040,150
 30,300       Maxim Integrated Products, Inc.+          1,508,940
105,662       Microchip Technology Inc.+                4,701,959
 52,900       Micron Technology, Inc.+                  1,253,730
 54,800       Novellus Systems Inc.+                    2,597,520
 60,200       Teradyne Inc.+                            1,983,590
 36,800       Texas Instruments Inc.                    1,138,224
-------------------------------------------------------------
                                                       34,336,495
-------------------------------------------------------------
Financial Services -- 9.0%
 15,400       Bank of America Corp.                     1,116,192
 28,700       Capital One Financial Corp.               1,718,843
 30,200       Concord EFS Inc.+                           984,218
 15,800       Fannie Mae                                1,247,094
 22,900       Freddie Mac                               1,496,515
 61,500       The Goldman Sachs Group Inc.              4,843,125
 25,700       MBNA Corp.                                  911,065
 87,000       Merrill Lynch & Co., Inc.                 3,648,780
 84,500       Morgan Stanley Dean Witter & Co.          4,032,340
-------------------------------------------------------------
                                                       19,998,172
-------------------------------------------------------------


                      See Notes to Financial Statements.


    11 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                       SECURITY                         VALUE
-----------------------------------------------------------------------
Footwear -- 0.6%
 23,500 Nike Inc., Class B Shares                          $  1,253,255
-----------------------------------------------------------------------
Hotel/Casino -- 0.5%
 41,500 Hilton Hotels Corp.                                     678,940
 13,100 MGM MIRAGE+                                             525,965
-----------------------------------------------------------------------
                                                              1,204,905
-----------------------------------------------------------------------
Insurance -- 6.5%
 52,900 Ace Ltd.                                              2,302,208
 29,100 AFLAC Inc.                                              870,090
 69,300 American International Group, Inc.                    4,790,016
 21,100 UnitedHealth Group Inc.                               1,852,791
 41,800 WellPoint Health Networks Inc.+                       3,138,344
 15,800 XL Capital Ltd., Class A Shares                       1,490,730
-----------------------------------------------------------------------
                                                             14,444,179
-----------------------------------------------------------------------
Manufacturing -- 3.1%
 10,300 Danaher Corp.                                           737,274
 26,300 Deere & Co.                                           1,177,188
 73,700 General Electric Co.                                  2,325,235
 36,700 Harley Davidson, Inc.                                 1,944,733
 15,500 Ingersoll-Rand Co., Class A Shares                      774,225
-----------------------------------------------------------------------
                                                              6,958,655
-----------------------------------------------------------------------
Medical Equipment and Information Systems -- 1.1%
 84,200 Biomet, Inc.                                          2,376,966
-----------------------------------------------------------------------
Medical Products and Supplies -- 1.5%
 14,900 Johnson & Johnson                                       951,514
 52,700 Medtronic Inc.                                        2,355,163
-----------------------------------------------------------------------
                                                              3,306,677
-----------------------------------------------------------------------
Medical Services -- 4.1%
 37,250 Cardinal Health Inc.                                  2,579,562
105,200 Caremark Rx Inc.+                                     2,261,800
 28,100 HCA Inc.                                              1,342,899
 65,500 Health Management Associates Inc., Class A Shares+    1,397,770
 21,000 Tenet Healthcare Corp.+                               1,540,770
-----------------------------------------------------------------------
                                                              9,122,801
-----------------------------------------------------------------------
Oil and Gas -- 0.4%
 19,200 Exxon Mobil Corp.                                       771,264
-----------------------------------------------------------------------
Oil and Gas Drilling -- 0.6%
 30,200 Noble Drilling Corp.+                                 1,309,170
-----------------------------------------------------------------------


                      See Notes to Financial Statements.


    12 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                       SECURITY                         VALUE
-----------------------------------------------------------------------
Pharmaceuticals -- 9.4%
 48,900 Amgen Inc.+                                        $  2,585,832
 20,400 Biovail Corp.+                                          770,508
 29,100 Cephalon, Inc.+                                       1,706,424
 31,600 Forest Laboratories, Inc.+                            2,437,624
 32,900 IDEC Pharmaceuticals Corp.+                           1,807,855
 42,100 Medicis Pharmaceutical Corp., Class A Shares+         2,254,455
 12,900 Merck & Co. Inc.                                        700,986
148,700 Pfizer Inc.                                           5,405,245
 40,600 Teva Pharmaceutical Industries Ltd., Sponsored ADR    2,274,006
 16,300 Wyeth                                                   929,100
-----------------------------------------------------------------------
                                                             20,872,035
-----------------------------------------------------------------------
Restaurants -- 3.2%
 63,100 Brinker International, Inc.+                          2,173,164
 37,000 Darden Restaurants Inc.                               1,476,300
 36,000 Outback Steakhouse, Inc.+                             1,262,520
 21,000 Tricon Global Restaurants, Inc.+                      1,324,260
 22,000 Wendy's International, Inc.                             822,800
-----------------------------------------------------------------------
                                                              7,059,044
-----------------------------------------------------------------------
Retail -- 11.0%
 21,100 AutoZone Inc.+                                        1,603,600
 63,000 Bed Bath & Beyond Inc.+                               2,341,710
 84,200 Borders Group Inc.+                                   1,962,702
 35,700 Family Dollar Stores, Inc.                            1,235,220
 36,800 The Home Depot, Inc.                                  1,706,416
 35,200 Kohl's Corp.+                                         2,594,240
 63,300 The Limited, Inc.                                     1,212,828
 42,300 Lowe's Cos., Inc.                                     1,788,867
 84,200 Office Depot Inc.+                                    1,611,588
 26,300 Ross Stores, Inc.                                     1,068,043
101,100 Staples, Inc.+                                        2,018,967
 31,100 The TJX Cos., Inc.                                    1,355,338
 42,100 Walgreen Co.                                          1,590,117
 42,100 Wal-Mart Stores Inc.                                  2,351,706
-----------------------------------------------------------------------
                                                             24,441,342
-----------------------------------------------------------------------
Telecommunications Equipment -- 1.4%
210,500 Cisco Systems, Inc.+                                  3,083,825
-----------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $211,310,134)                              216,532,529
-----------------------------------------------------------------------


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

   FACE
  AMOUNT                   SECURITY                     VALUE
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
$5,458,000 Federal Home Loan Bank, 1.790% due 5/1/02
           (Cost -- $5,458,000)                      $  5,458,000
-----------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $216,768,134*)                   $221,990,529
-----------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                          SECURITY                            VALUE
------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
Capital Goods -- 1.8%
   170,120 General Electric Co.                                    $ 5,367,286
-----------------------------------------------------------------------------
Computer Software -- 3.5%
   204,900 Microsoft Corp.+                                         10,708,074
-----------------------------------------------------------------------------
Consumer Cyclicals -- 7.9%
   425,200 Amazon.com, Inc.+                                         7,096,588
   170,050 The Home Depot, Inc.                                      7,885,219
   392,415 The Walt Disney Co.                                       9,096,180
-----------------------------------------------------------------------------
                                                                    24,077,987
-----------------------------------------------------------------------------
Consumer Staples -- 15.7%
   264,590 The Coca-Cola Co.                                        14,687,391
   426,195 The Gillette Co.                                         15,121,399
    84,980 The Procter & Gamble Co.                                  7,670,295
   191,740 Wm. Wrigley Jr. Co.                                      10,545,700
-----------------------------------------------------------------------------
                                                                    48,024,785
-----------------------------------------------------------------------------
Financial Services -- 23.7%
   101,956 American International Group, Inc.                        7,047,199
   169,900 Bank One Corp.                                            6,943,813
       213 Berkshire Hathaway Inc., Class A Shares+                 15,644,850
   170,125 Household International, Inc.                             9,916,586
   273,030 Merrill Lynch & Co., Inc.                                11,450,878
   170,070 Morgan Stanley Dean Witter & Co.                          8,115,740
   256,075 Wells Fargo & Co.                                        13,098,236
-----------------------------------------------------------------------------
                                                                    72,217,302
-----------------------------------------------------------------------------
Healthcare -- 16.9%
   213,380 Amgen Inc.+                                              11,283,534
    93,450 Eli Lilly & Co.                                           6,172,372
    85,000 Genentech, Inc.+                                          3,017,500
   136,370 Johnson & Johnson                                         8,708,588
   127,340 Merck & Co. Inc.                                          6,919,656
   424,070 Pfizer Inc.                                              15,414,945
-----------------------------------------------------------------------------
                                                                    51,516,595
-----------------------------------------------------------------------------
Multi-Industry -- 0.8%
   127,000 Tyco International Ltd.                                   2,343,150
-----------------------------------------------------------------------------
Multimedia -- 2.3%
   375,820 AOL Time Warner Inc.+                                     7,148,096
-----------------------------------------------------------------------------
Technology -- 26.4%
   423,000 CIENA Corp.+                                              3,168,270
   401,008 Cisco Systems, Inc.+                                      5,874,767
   425,200 Dell Computer Corp.+                                     11,199,768


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                                SECURITY                                  VALUE
-------------------------------------------------------------------------------------------
Technology -- 26.4% (continued)
   596,800 Intel Corp.                                                         $ 17,074,448
   338,200 Juniper Networks, Inc.+                                                3,419,202
   510,280 Motorola, Inc.                                                         7,858,312
   680,400 Palm, Inc.+                                                            2,156,868
   468,960 Texas Instruments Inc.                                                14,504,933
   170,100 VERITAS Software Corp.+                                                4,820,634
   281,480 Xilinx, Inc.+                                                         10,628,685
-------------------------------------------------------------------------------------------
                                                                                 80,705,887
-------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $325,887,012)                                               302,109,162
-------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                                  VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
$2,997,000 J.P. Morgan Chase & Co., 1.850% due 5/1/02; Proceeds at maturity --
            $2,997,154; (Fully collateralized by U.S. Treasury Notes, Bonds and Strips, 0.000% to 12.000% due 5/15/02 to 8/15/28;
            Market value -- $3,086,919) (Cost -- $2,997,000)                      2,997,000
-------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $328,884,012*)                                             $305,106,162
-------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)    APRIL 30, 2002


                                             AIM Capital   Smith Barney Large
                                             Appreciation    Capitalization
                                              Portfolio     Growth Portfolio
  ---------------------------------------------------------------------------
  ASSETS:
   Investments, at value
     (Cost -- $216,768,134 and
     $328,884,012, respectively)             $221,990,529     $305,106,162
   Cash                                               366              317
   Receivable for securities sold                 794,912               --
   Dividends and interest receivable               52,716          152,460
   Other assets                                    12,592           39,568
  --------------------------------------------------------------------------
   Total Assets                               222,851,115      305,298,507
  --------------------------------------------------------------------------
  LIABILITIES:
   Payable for securities purchased             2,067,766               --
   Management fee payable                         173,614          208,026
   Accrued expenses                                36,189           29,199
  --------------------------------------------------------------------------
   Total Liabilities                            2,277,569          237,225
  --------------------------------------------------------------------------
  Total Net Assets                           $220,573,546     $305,061,282
  --------------------------------------------------------------------------
  NET ASSETS:
   Par value of capital shares               $        229     $        251
   Capital paid in excess of par value        265,689,858      351,883,574
   Undistributed net investment income                 --          549,993
   Net investment loss                           (419,052)              --
   Accumulated net realized loss from
     security transactions                    (49,919,884)     (23,594,686)
   Net unrealized appreciation
     (depreciation) of investments              5,222,395      (23,777,850)
  --------------------------------------------------------------------------
  Total Net Assets                           $220,573,546     $305,061,282
  --------------------------------------------------------------------------
  Shares Outstanding                           22,914,867       25,121,538
  --------------------------------------------------------------------------
  Net Asset Value                                   $9.63           $12.14
  --------------------------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF OPERATIONS (UNAUDITED)


For the Six Months Ended April 30, 2002

                                              AIM Capital   Smith Barney Large
                                              Appreciation    Capitalization
                                               Portfolio     Growth Portfolio
  ----------------------------------------------------------------------------
  INVESTMENT INCOME:
   Dividends                                  $    433,630     $  1,327,880
   Interest                                        149,270           24,232
   Less: Foreign withholding tax                    (2,860)              --
  --------------------------------------------------------------------------
   Total Investment Income                         580,040        1,352,112
  --------------------------------------------------------------------------
  EXPENSES:
   Management fee (Note 2)                         946,521        1,164,936
   Custody                                          16,506            9,050
   Audit and legal                                  12,711           13,289
   Shareholder communications                        9,004           15,412
   Shareholder and system servicing fees             8,105            8,132
   Directors' fees                                   4,024            3,967
   Other                                             2,221            2,281
  --------------------------------------------------------------------------
   Total Expenses                                  999,092        1,217,067
  --------------------------------------------------------------------------
  Net Investment Income (Loss)                    (419,052)         135,045
  --------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3):
   Realized Loss From Security
   Transactions (excluding short-term
   securities):
     Proceeds from sales                        86,252,968       10,066,929
     Cost of securities sold                    96,378,109       22,579,268
  --------------------------------------------------------------------------
   Net Realized Loss                           (10,125,141)     (12,512,339)
  --------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of period                       (18,278,768)     (41,678,574)
     End of period                               5,222,395      (23,777,850)
  --------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
     (Depreciation)                             23,501,163       17,900,724
  --------------------------------------------------------------------------
  Net Gain on Investments                       13,376,022        5,388,385
  --------------------------------------------------------------------------
  Increase in Net Assets From Operations      $ 12,956,970     $  5,523,430
  --------------------------------------------------------------------------


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

AIM Capital Appreciation Portfolio                                    2002           2001
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                             $   (419,052) $    (597,069)
  Net realized loss                                                (10,125,141)   (39,633,546)
  Increase (decrease) in net unrealized appreciation                23,501,163   (145,475,774)
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                 12,956,970   (185,706,389)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                                                        --    (73,710,808)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                            --    (73,710,808)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  46,386,950    191,559,712
  Net asset value of shares issued for reinvestment of dividends            --     73,710,808
  Cost of shares reacquired                                        (62,725,973)  (216,657,356)
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                         (16,339,023)    48,613,164
---------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (3,382,053)  (210,804,033)
NET ASSETS:
  Beginning of period                                              223,955,599    434,759,632
---------------------------------------------------------------------------------------------
  End of period*                                                  $220,573,546  $ 223,955,599
---------------------------------------------------------------------------------------------
* Includes net investment loss of:                                   $(419,052)            --
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001

Smith Barney Large Capitalization Growth Portfolio         2002          2001
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                $    135,045  $    414,948
  Net realized loss                                     (12,512,339)   (8,089,611)
  (Increase) decrease in net unrealized depreciation     17,900,724   (85,264,218)
---------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       5,523,430   (92,938,881)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                       27,049,217    68,058,013
  Cost of shares reacquired                              (7,118,882)  (19,219,889)
---------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions    19,930,335    48,838,124
---------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                        25,453,765   (44,100,757)
NET ASSETS:
  Beginning of period                                   279,607,517   323,708,274
---------------------------------------------------------------------------------
  End of period*                                       $305,061,282  $279,607,517
---------------------------------------------------------------------------------
* Includes undistributed net investment income of:         $549,993      $414,948
---------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Strategic Bond, formerly known as Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences


    21 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss and accumulated net realized gain amounting to $597,069 and $103,010, respectively, was reclassified to paid-in capital, for the AIM Capital Appreciation Portfolio. Net investment income, net realized gains and net assets were not affected by this change; ( j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Large Capitalization Growth Portfolio ("SBLCG"). SBLCG pays SBFM a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Portfolio.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.


    22 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the six months ended April 30, 2002, SSB received brokerage commissions in the amount of $6,738 for AIMCAP.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                         AIM Capital      Smith Barney
                                         Appreciation Large Capitalization
                                          Portfolio     Growth Portfolio
--------------------------------------------------------------------------
Purchases                                $72,128,573      $30,240,617
--------------------------------------------------------------------------
Sales                                     86,252,968       10,066,929
--------------------------------------------------------------------------


    23 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                            AIM Capital       Smith Barney
                                            Appreciation  Large Capitalization
                                             Portfolio      Growth Portfolio
------------------------------------------------------------------------------
Gross unrealized appreciation               $ 30,056,611      $ 24,960,501
Gross unrealized depreciation                (24,834,216)      (48,738,351)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)  $  5,222,395      $(23,777,850)
------------------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 2002, the Portfolios did not have any securities on loan.

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to


    24 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, the Portfolios did not hold any futures contracts.

7. Option Contracts

When AIMCAP writes a covered call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended April 30, 2002, AIMCAP did not enter into any written covered call option contracts.


    25 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

8. Capital Loss Carryforward

At October 31, 2001, AIMCAP and SBLCG had, for Federal income tax purposes, approximately $39,681,000 and $7,473,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                   2008       2009
                         -----------------------------
                         AIMCAP         -- $39,681,000
                         -----------------------------
                         SBLCG  $2,019,000   5,454,000
                         -----------------------------

9. Capital Shares

At April 30, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                         Six Months Ended    Year Ended
                                          April 30, 2002  October 31, 2001
      --------------------------------------------------------------------
      AIM Capital Appreciation Portfolio
      Shares sold                            4,562,204       12,799,597
      Shares issued on reinvestment                 --        6,658,610
      Shares reacquired                     (6,217,401)     (14,891,868)
      --------------------------------------------------------------------
      Net Increase (Decrease)               (1,655,197)       4,566,339
      --------------------------------------------------------------------
      Smith Barney Large Capitalization Growth Portfolio
      Shares sold                            2,094,358        4,912,792
      Shares issued on reinvestment                 --               --
      Shares reacquired                       (550,664)      (1,511,495)
      --------------------------------------------------------------------
      Net Increase                           1,543,694        3,401,297
      --------------------------------------------------------------------


    26 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

AIM Capital Appreciation Portfolio         2002/(1)/    2001     2000    1999     1998    1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $ 9.11    $ 21.73   $16.30  $12.31  $12.68   $10.76
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               (0.02)     (0.02)   (0.07)  (0.03)  (0.01)    0.02
  Net realized and unrealized gain (loss)     0.54      (8.72)    6.03    4.02   (0.34)    1.91
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.52      (8.74)    5.96    3.99   (0.35)    1.93
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --         --       --      --   (0.02)   (0.01)
  Net realized gains                            --      (3.88)   (0.53)     --      --       --
------------------------------------------------------------------------------------------------
Total Distributions                             --      (3.88)   (0.53)     --   (0.02)   (0.01)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 9.63    $  9.11   $21.73  $16.30  $12.31   $12.68
------------------------------------------------------------------------------------------------
Total Return                                  5.71%++  (43.36)%  36.53%  32.41%  (2.79)%  17.96%
------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $221       $224     $435    $300    $226     $203
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.86%+     0.83%    0.83%   0.84%   0.85%    0.85%
  Net investment income (loss)               (0.36)+    (0.20)   (0.35)  (0.18)  (0.06)    0.20
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         32%        77%      91%     76%     75%      56%
------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    27 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
Large Capitalization Growth Portfolio      2002/(1)/    2001    2000     1999    1998/(2)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.86    $16.04   $14.53  $  9.90   $10.00
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                  0.00*     0.02     0.01     0.00*    0.01
  Net realized and unrealized gain (loss)     0.28     (4.20)    1.55     4.64    (0.11)#
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.28     (4.18)    1.56     4.64    (0.10)
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --        --    (0.01)   (0.01)      --
  Net realized gains                            --        --    (0.02)      --       --
  Capital                                       --        --    (0.02)      --       --
-------------------------------------------------------------------------------------------
Total Distributions                             --        --    (0.05)   (0.01)      --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $12.14    $11.86   $16.04   $14.53  $  9.90
-------------------------------------------------------------------------------------------
Total Return                                  2.36%++ (26.06)%  10.77%   46.88%   (1.00)%++
-------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $305      $280     $324     $168      $21
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               0.80%+    0.78%    0.77%    0.86%    1.00%+
  Net investment income                       0.09+     0.14     0.06     0.07     0.52+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          3%       10%       7%      14%       1%
-------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(3) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.02 and 1.77%, respectively.
*   Amount represents less than $0.01 per share.
# The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    28 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



DIRECTORS               INVESTMENT MANAGERS
A.E. Cohen              Smith Barney Fund Management LLC
Robert A. Frankel       Travelers Investment Adviser, Inc.
Michael Gellert
Rainer Greeven          CUSTODIAN
Susan M. Heilbron       State Street Bank and Trust Company
Heath B. McLendon,
  Chairman              ANNUITY
Victor K. Atkins,       ADMINISTRATION
  Emeritus              Travelers Annuity Investor Services
                        5 State House Square
OFFICERS                1 Tower Square
Heath B. McLendon       Hartford, Connecticut 06183
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Christina T. Sydor
Secretary

  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004





[LOGO] Salomon Smith Barney
       A member of citigroup

  Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0806 6/02

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

                      SMITH BARNEY MID CAP CORE PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder:

Enclosed herein is the semi-annual report for the Travelers Series Fund
Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio ("Portfolio(s)") for the period ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow./1 /We hope you find this report to be useful and informative.

Smith Barney Aggressive Growth Portfolio

Performance Update
For the six months ended April 30, 2002, the Smith Barney Aggressive Growth Portfolio ("Portfolio") returned negative 9.66%. In comparison, the Russell 2500 Growth Index/2/ returned 7.53% for the same period.

Investment Strategy
The Portfolio seeks capital appreciation through investing primarily in common stocks of companies that we believe are experiencing, or will experience,

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The Russell 2500 Growth Index is a broad-based unmanaged index, which measures the performance of those 2,500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock divided by its net asset value.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index ("S&P 500")./3/

Since the Portfolio's inception, we have employed a stock-specific approach rather than choosing stocks based on forecasts of the strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Portfolio. Nothing has changed our fundamental view that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years. We prefer to own companies where quality management works to build dynamic, financially strong companies.

We focus on small- and mid-cap companies that we believe have the potential to become large-cap companies. We like to see management own a meaningful equity stake in the company. We also look for strong, predictable cash flows, little or no debt, and products that we believe will enable companies to become leaders in their respective fields.

We tend to let our winners ride. We will generally sell a stock when the original premise for buying it has changed dramatically or when we see a material degradation of a company's balance sheet. But even then we try to be prudent. In our view, acquisition cost is one of the most important determinations a portfolio manager can make.

Market Update
Despite impressive rallies in November and early March, stocks struggled for most of the reporting period. The U.S. Federal Reserve Board ("Fed") helped spark the rally early in the reporting period by cutting the key federal funds rate ("fed funds rate")/4/ to 1.75% -- its lowest level in 40 years -- in an effort to pull the economy out of recession. But when U.S. Gross Domestic Product ("GDP")/5/ grew at a surprisingly strong annualized rate of 1.7% in the fourthquarter of 2001, the Fed hinted that it might raise interest rates in the months ahead to prevent the economy from expanding too rapidly.

While the shift in Fed policy put a damper on the market rally, investors were more concerned about several companies' questionable accounting practices,


--------
3The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 4The fed funds rate is the interest rate that banks with excess reserves at a
 Federal Reserve district bank charge other banks that need overnight loans.
 The fed funds rate often points to the direction of U.S. interest rates.
5GDP is the market value of goods and services produced by labor and property in a given country.


    2 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders which were thrust into the spotlight early in 2002. Investors also shied away from stocks because of mixed economic signals, disappointing corporate earnings and concerns about developments in the Middle East. As a result, many major market indexes ended the reporting period with only modest gains.

Although many growth stocks rallied impressively at the end of 2001, they generally underperformed value stocks for the reporting period. In the uncertain market environment, value stocks were more attractive to investors. Small- and mid-cap stocks generally outperformed large-cap stocks. Consequently, small-cap value stocks were generally the best-performing segment of the market while large-cap growth stocks were the worst.

Portfolio Update
While volatility will likely continue in financial markets, we are hopeful that last September's stock market lows will not be revisited. We believe that to succeed in 2002, a portfolio should own as many companies as possible that a manager believes can at least meet, and hopefully beat, earnings expectations. Over short-term periods of time, we understand that factors other than earnings may influence stock prices, such as rumors, changes in sector leadership and investment fads. To paraphrase Warren Buffet, "in the short term the market can be a voting machine but in the long term it is a weighing machine." Since the Portfolio's inception, we have always worked to try to gauge the "company's weight" rather than the short-term swing factors of an investment. The scale we regularly use tries to gauge a company's earnings and/or cash flow prospects, looking out over a three-year period. We have not been averse to buying shares of a company while still unprofitable if we believe it can make the transition to profitability within a two- to three-year period. IDEC Pharmaceuticals Corp. was an example of just such a company.

Our largest sector weighting remains health care securities, with biotechnology companies encompassing a leading sub-sector. Holdings in this sub-sector have continued to make excellent progress with their earnings and new product developments. Recent notable developments include approvals, or the commencement of marketing, of major new products from Amgen Inc. (Aranesp, a long acting anemia treatment), IDEC Pharmaceuticals (Zevalin, the company's second approved product and the first radio-labeled isotope for the treatment of non-Hodgkins lymphoma) and Chiron Corp. (Procleix NAT, neucleic acid testing used to detect HIV and hepatitis C in the blood). Although the health care industry performed well from a business standpoint, disappointing clinical results reported by some other companies negatively impacted the sector.


    3 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

We used the period of weakness in the stock market following the September attacks to significantly increase our positions in many of our holdings. In particular, we added to our financial sector holdings, including Merrill Lynch & Co., Inc., Lehman Brothers Holdings Inc. and Neuberger Berman Inc. We also added to our positions in several health care stocks including Amgen, and King Pharmaceuticals, Inc. Recent merger and acquisition activity included GenRad, Inc., which was acquired by Teradyne, Inc., COR Therapeutics, Inc., which was acquired by Millennium Pharmaceuticals, Inc., and TyCom, Ltd., which was merged in a share exchange into Tyco International Ltd.

Conclusion
Following the benchmark lows in the stock market that were recorded in September, we believe that conditions were put in place for an improved equity market. While the market has rebounded from those levels, short-term interest rates remain low. Although the Fed may raise these rates modestly as the year goes by, we feel that money market yields will continue at levels that leave stocks a more attractive alternative to cash. We have always said that we like to own a portfolio of companies that can, to a large degree, control their own destinies. We think this is just as important today as when we launched the Portfolio. By buying and holding companies with strong earnings and cash flow growth, we hope to be able to offer superior long-term performance for our shareholders.

Smith Barney Mid Cap Core Portfolio

Performance Update

For the six months ended April 30, 2002, the Smith Barney Mid Cap Core Portfolio ("Portfolio") returned 12.56%. In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")/6/ returned 20.04% for the same period.

We believe there are two major reasons for this short-term underperformance versus the S&P MidCap 400. First, the Portfolio is more growth-oriented than the S&P MidCap 400, while the best performing stocks during this period have been more value-oriented. Second, the Portfolio's investments are in companies with a higher average market capitalization than the average market capitalization of the S&P MidCap 400. We define mid-cap stocks as companies with market capitalizations between $2 billion and $15 billion. The S&P MidCap 400, however, is comprised of companies that have market capitalizations as little as $200 million. During the period, the best performing stocks in the S&P

--------
6The S&P MidCap 400 is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. Please note that an investor cannot invest directly in an index.


    4 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

MidCap 400 were those with market capitalizations that fell well below our universe requirements and were, therefore, not investment candidates for the Portfolio. These factors, while short-term in nature, make comparisons of the Portfolio to the S&P MidCap 400 more difficult to interpret. In general, our investment philosophy tends to focus on higher-quality growth stocks that we believe will reflect their favorable fundamentals over time by outperforming the market.

Investment Strategy
The Portfolio is made up of what we believe to be high-quality, well-positioned companies trading at reasonable valuations. We seek to take advantage of the valuation discrepancies between large- and medium-capitalization companies without taking on undue risk.

In seeking to accomplish this goal, we follow an investment approach that focuses on companies that we perceive to have significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership position. We also look for consistent growth, strong management, positive cash flow and high return on equity when determining whether to invest in a company.

The Portfolio seeks long-term growth of capital by investing primarily in the stocks of medium-sized companies. Since the Portfolio's inception, we have remained committed to this investment approach and we continue to focus on maintaining a quality-oriented portfolio that should provide higher returns with potentially lower risk over time.

Market Update
Concerns still exist surrounding corporate earnings, governance, and the economy, which have contributed to the market's volatility. At this point, it is our opinion that for the market to make a sustained move up from here, we will need more visibility on earnings, the trajectory of growth from current levels and what investors are willing to pay for them.

As we said in our last report, there are signs leaning toward acceleration in economic growth. Given that this recession was not only a demand imbalance, but also one of oversupply, it is quite clear when looking at corporate balance sheets for the last two quarters that inventories are finally, for the most part, below sustainable levels. Part of the overall sales growth generated in the first


    5 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders quarter of 2002 was indeed inventory replenishment. However, companies will have to step up production at some point if demand picks up from here as real manufacturing and trade inventory-to-sales levels at the end of the first quarter are the lowest they have been since 1974. The pick-up in demand from these levels is key, as it should lead to renewed corporate hiring, which should then translate into continued spending by consumers. The other missing piece of the economic recovery is an increase in corporate spending, which we believe is contingent on companies seeing stabilization in their businesses and a few consecutive positive GDP reports. Re-acceleration in sales, coupled with past cost cutting, should result in a rebound in profits and margins. Thus we believe we are potentially at the beginning of a new cycle.

Historically, at this point in the cycle, the market focus shifts to favoring stable growth stocks over value stocks. Employing a core strategy with a bias towards growth allows us to take advantage of the attractive relative price of long-term growth in this type of market. We believe that the opportunities present in the market today are more attractive than we have seen at any time in the last few years. We have positioned ourselves to benefit from a change in investor perception; our bias has become more positive and we have begun to slowly and measurably increase our exposure to stable growth stocks.

Portfolio Update
At the end of the period, the Portfolio had 83.4% of its assets invested in equity securities, 10.1% of its assets invested in mid-cap index futures and 6.5% of its assets invested in cash equivalents. We expect to reduce the percentage of the Portfolio's assets held in stock index futures over time as we attempt to take advantage of short-term price swings by purchasing our favored stocks at what we believe are opportune times. As of the end of the period, the median market capitalization of stocks held by the Portfolio was approximately $5 billion, with the top ten positions representing about 20% of net assets. At the close of the period, the Portfolio's largest sector concentrations were in finance, technology, and healthcare. While we continue to emphasize these sectors, we have selectively added to our holdings in several other sectors in which the Portfolio had previously been underweight relative to the S&P MidCap 400, including the industrial services and distribution services sectors.

Although our largest holdings represent a number of different industries, we believe that they all share inherent competitive advantages that we expect will result in stable and consistent growth. For example, Ambac Financial Group, Inc. and Arthur J. Gallagher & Co. are leaders in the insurance industry. We believe Pepsi Bottling Group, Inc. should continue to benefit from a strong


    6 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders portfolio of products, especially in the non-carbonated category (e.g. Aquafina). L-3 Communications Holdings, Inc. is a defense electronics company with, in our opinion, a strong management team and a proven track record of earnings and performance. Lastly, SPX Corp. is a high-quality, multi-industry player with a portfolio of approximately 15 niche businesses in markets where it is typically the number one or two operator.

In these admittedly trying times, we are trying to manage the Portfolio relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we feel our focus on buying and holding what we believe are high-quality, well-managed, and well-positioned companies should help the Portfolio weather market corrections and reward investors with consistent and superior performance.

Market Outlook
Markets remain volatile as investors keep a close eye on developments at home and abroad. While the recession appears to have ended, economic recovery seems somewhat tentative. Although the nation's GDP grew at a torrid 5.8% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories -- a trend that we believe is unlikely to continue. Moreover, business spending on equipment, buildings and software declined in the first quarter, which we feel is an indication that the economy was still struggling.

On the more positive side, corporate profit margins, while disappointing in some cases, seem to be improving, and interest rates and inflation remain low. Despite slipping in April, consumer confidence, as measured by the Conference Board's Consumer Confidence Index,/7/ generally rose over the reporting period, and consumer spending, which accounts for about two thirds of economic growth, remained healthy.

There continues to be a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities./8/ However, investors remain cautious as concerns persist about the economy, corporate accounting practices and the ongoing crisis in the Middle East.

--------
7The Consumer Confidence Index is a monthly measure of the public's confidence in the health of the U.S. economy. (Source: The Conference Board, Consumer Confidence Index, April 30, 2002).
8As of April 30, 2002, net assets invested in both taxable and tax-free money market funds totaled in excess of $2.2 trillion (Source: Investment Company Institute, Trends in Mutual Fund Investing -- April, 2002).


    7 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 23, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 20 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of April 30, 2002 and is subject to change.



    8 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO


 HISTORICAL PERFORMANCE



                                 Net Asset Value
                               -------------------
                               Beginning    End     Income     Return     Total
Period Ended                   of Period of Period Dividends of Capital  Returns+
-----------------------------------------------------------------------------------
4/30/02                         $12.32    $11.13     $0.00     $0.00      (9.66)%++
----------------------------------------------------------------------------------
10/31/01                         15.03     12.32      0.00      0.00     (18.03)
----------------------------------------------------------------------------------
10/31/00                         10.00     15.03      0.00      0.01      50.41
----------------------------------------------------------------------------------
Total                                                $0.00     $0.01
----------------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                                              (9.66)%
------------------------------------------------------------------------------
Year Ended 4/30/02                                                     (20.16)
------------------------------------------------------------------------------
11/1/99* through 4/30/02                                                 4.41
------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

11/1/99* through 4/30/02                                                 11.38%
------------------------------------------------------------------------------
+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    9 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
                   Smith Barney Aggressive Growth Portfolio
                      vs. the Russell 2500 Growth Index+

--------------------------------------------------------------------------------

                          November 1999 -- April 2002

                                    [CHART]

                  Smith Barney          Russell 2500
          Aggressive Growth Portfolio   Growth Index
          ---------------------------   ------------
11/1/99               10,000               10,000
4/00                  13,380               13,722
10/00                 15,041               12,888
4/01                  13,951               10,226
10/01                 12,329                8,622
4/30/02               11,138                9,271


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Aggressive Growth Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    10 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

                      SMITH BARNEY MID CAP CORE PORTFOLIO


 HISTORICAL PERFORMANCE



                            Net Asset Value
                          -------------------
                          Beginning    End     Income     Return    Total
Period Ended              of Period of Period Dividends of Capital Returns+
-----------------------------------------------------------------------------
4/30/02                    $10.83    $12.19     $0.00     $0.00      12.56%++
----------------------------------------------------------------------------
10/31/01                    14.22     10.83      0.05      0.00     (23.56)
----------------------------------------------------------------------------
10/31/00                    10.00     14.22      0.01      0.00      42.36
----------------------------------------------------------------------------
Total                                           $0.06     $0.00
----------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Six Months Ended 4/30/02++                                        12.56%
-----------------------------------------------------------------------
Year Ended 4/30/02                                                (5.87)
-----------------------------------------------------------------------
11/1/99* through 4/30/02                                           8.46
-----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

11/1/99* through 4/30/02                                             22.48%
--------------------------------------------------------------------------
+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    11 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
                      Smith Barney Mid Cap Core Portfolio
                  vs. the Standard & Poor's MidCap 400 Index+

--------------------------------------------------------------------------------

                          November 1999 -- April 2002

               [CHART]

             Smith Barney     Standard & Poor's
          Mid Cap Portfolio   MidCap 400 Index
          -----------------   -----------------
11/1/99         10,000              10,000
4/00            12,944              12,057
10/00           14,236              13,016
4/01            13,011              12,834
10/01           10,881              11,395
4/30/02         12,248              13,679


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Mid Cap Core Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2002. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    12 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                  APRIL 30, 2002


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                        SECURITY                         VALUE
--------------------------------------------------------------------------
COMMON STOCK -- 91.1%
Biotechnology -- 15.1%
    162,500 Alkermes, Inc.*                                   $  3,272,750
    393,745 Amgen Inc.*                                         20,821,236
    488,850 Chiron Corp.*                                       19,783,759
     43,200 Genentech, Inc.*                                     1,533,600
            Genzyme Corp.:
     11,574   Biosurgery Division*                                  63,657
    523,100   General Division*                                 21,415,714
    165,775 ImClone Systems Inc.*                                2,668,977
      2,300 Nabi*                                                   14,444
--------------------------------------------------------------------------
                                                                69,574,137
--------------------------------------------------------------------------
Broadcasting/Cable -- 11.2%
    432,500 Cablevision Systems Corp., Class A Shares*          10,163,750
    135,000 Cablevision Systems Corp. -- Rainbow Media Group*    2,983,500
    645,260 Comcast Corp., Class A Special Shares*              17,260,705
    811,400 Liberty Media Corp., Class A Shares*                 8,681,980
    254,699 Viacom Inc., Class B Shares*                        11,996,323
     34,600 World Wrestling Federation Entertainment, Inc.*        499,970
--------------------------------------------------------------------------
                                                                51,586,228
--------------------------------------------------------------------------
Communications -- 2.5%
    275,000 AT&T Corp.                                           3,608,000
    161,100 C-COR.net Corp.*                                     1,762,434
    384,325 Nokia Oyj ADR                                        6,249,125
--------------------------------------------------------------------------
                                                                11,619,559
--------------------------------------------------------------------------
Computer Hardware -- 1.4%
    459,076 Maxtor Corp.*                                        3,181,397
    242,000 Quantum Corp. -- DLT & Storage Systems*              1,778,700
    100,000 Sandisk Corp.*                                       1,636,000
--------------------------------------------------------------------------
                                                                 6,596,097
--------------------------------------------------------------------------
Computer Software/Internet -- 3.5%
    680,367 AOL Time Warner Inc.*                               12,940,580
     45,000 DSP Group Inc.*                                        954,900
     16,132 Microsoft Corp.*                                       843,058
    105,000 RSA Security Inc.*                                     640,500
     75,000 Verity, Inc.*                                        1,000,500
--------------------------------------------------------------------------
                                                                16,379,538
--------------------------------------------------------------------------
Diversified Technology -- 1.6%
    140,000 Cabot Microelectronics Corp.*                        6,846,000
     12,400 Excel Technology, Inc.*                                318,556
--------------------------------------------------------------------------
                                                                 7,164,556
--------------------------------------------------------------------------


                      See Notes to Financial Statements.



    13 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                 SECURITY                 VALUE
----------------------------------------------------------
Drug Delivery/Testing -- 2.5%
      1,400 Albany Molecular Research, Inc.*   $    33,950
      5,400 Cygnus, Inc.*                           25,434
     90,000 IMPATH Inc.*                         2,130,300
    296,666 King Pharmaceuticals, Inc.*          9,297,512
----------------------------------------------------------
                                                11,487,196
----------------------------------------------------------
Electronic - Military -- 2.1%
     74,400 L-3 Communications Holdings, Inc.*   9,506,832
----------------------------------------------------------
Healthcare - Miscellaneous -- 0.5%
     55,100 Biosite Diagnostics Inc.*            1,721,875
    173,000 Nanogen, Inc.*                         570,727
        800 Tularik Inc.*                            9,200
----------------------------------------------------------
                                                 2,301,802
----------------------------------------------------------
Investment Banking and Other Financials -- 10.3%
     33,000 Astoria Financial Corp.              1,058,970
    365,300 Lehman Brothers Holdings Inc.       21,552,700
    324,400 Merrill Lynch & Co., Inc.           13,605,336
    225,000 Nasdaq - 100 Index Tracking Stock*   7,139,250
     72,200 Neuberger Berman Inc.                3,137,090
     54,900 Roslyn Bancorp, Inc.                 1,263,798
----------------------------------------------------------
                                                47,757,144
----------------------------------------------------------
Managed Healthcare Providers -- 6.0%
    318,000 UnitedHealth Group Inc.             27,923,580
----------------------------------------------------------
Multi-Industry -- 2.7%
    677,412 Tyco International Ltd.             12,498,251
----------------------------------------------------------
Oil Field Equipment/Services -- 6.8%
    165,800 Core Laboratories N.V.*              2,487,000
    353,150 Grant Prideco, Inc.*                 5,650,400
    466,450 Weatherford International, Inc.*    23,261,862
----------------------------------------------------------
                                                31,399,262
----------------------------------------------------------
Pharmaceuticals -- 16.6%
    286,900 Forest Laboratories, Inc.*          22,131,466
    250,000 ICN Pharmaceuticals, Inc.            6,915,000
    343,806 IDEC Pharmaceuticals Corp.*         18,892,140
    224,750 Isis Pharmaceuticals, Inc.*          2,845,335
    154,448 Johnson & Johnson                    9,863,049
    513,905 Millennium Pharmaceuticals, Inc.*   10,257,544
      7,303 Pfizer Inc.                            265,464
      3,490 Pharmacia Corp.                        143,893
    101,200 SICOR Inc.*                          1,793,264
    168,025 Vertex Pharmaceuticals Inc.*         3,573,892
----------------------------------------------------------
                                                76,681,047
----------------------------------------------------------


                      See Notes to Financial Statements.



    14 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                                   SECURITY                                    VALUE
------------------------------------------------------------------------------------------------
Semiconductors -- 4.4%
    229,000 Cirrus Logic, Inc.*                                                     $  2,782,350
    227,334 Intel Corp.                                                                6,504,026
    459,300 Micron Technology, Inc.*                                                  10,885,410
     10,300 Standard Microsystems Corp.*                                                 252,865
      1,091 Teradyne, Inc.*                                                               35,948
------------------------------------------------------------------------------------------------
                                                                                      20,460,599
------------------------------------------------------------------------------------------------
Telephone - Cellular -- 3.9%
    584,360 AT&T Wireless Services Inc.*                                               5,230,022
    460,000 Motorola, Inc.                                                             7,084,000
    320,000 RF Micro Devices, Inc.*                                                    5,568,000
------------------------------------------------------------------------------------------------
                                                                                      17,882,022
------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $516,430,424)                                                   420,817,850
------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                    VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.9%
$41,058,000 Morgan Stanley Dean Witter & Co., 1.830% due 5/1/02; Proceeds at
             maturity -- $41,060,087; (Fully collateralized by U.S. Treasury Strips and Bills, 0.000% due 6/13/02 to 11/15/26; Market value --
              $42,285,544) (Cost -- $41,058,000)                                      41,058,000
------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $557,488,424**)                                                $461,875,850
------------------------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



    15 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      SMITH BARNEY MID CAP CORE PORTFOLIO

       SHARES                       SECURITY                       VALUE
     ----------------------------------------------------------------------
     COMMON STOCK -- 83.4%
     Banking -- 8.4%
         15,870 Commerce Bancorp, Inc.                           $  783,819
         11,380 Investors Financial Services Corp.                  838,023
          6,870 M&T Bank Corp.                                      586,561
         13,810 Mercantile Bankshares Corp.                         568,419
         30,340 National Commerce Financial Corp.                   849,217
         33,875 North Fork Bancorporation, Inc.+                  1,308,252
     ----------------------------------------------------------------------
                                                                  4,934,291
     ----------------------------------------------------------------------
     Broadcast Media -- 3.4%
          6,860 E.W. Scripps Co., Class A Shares                    546,673
          9,400 Entercom Communications Corp.*                      491,150
         11,320 Gemstar - TV Guide International, Inc.*             101,427
          9,930 Imax Corp.*                                          37,238
         20,710 Univision Communications, Inc., Class A Shares*+    827,571
     ----------------------------------------------------------------------
                                                                  2,004,059
     ----------------------------------------------------------------------
     Computer Hardware -- 0.5%
          4,625 Lexmark International, Inc., Class A Shares*        276,483
     ----------------------------------------------------------------------
     Computer Software -- 6.1%
         12,034 Advent Software, Inc.*                              594,238
         42,900 BEA Systems, Inc.*                                  459,888
         16,500 BMC Software, Inc.*                                 238,590
          3,850 Business Objects SA - Sponsored ADR*                129,630
         24,875 Citrix Systems, Inc.*                               288,550
         15,850 Electronic Arts Inc.*                               935,942
          5,990 McData Corp., Class B Shares*                        41,631
         10,055 Mercury Interactive Corp.*                          374,749
         15,845 Siebel Systems, Inc.*                               383,291
         18,840 TIBCO Software, Inc.*                               158,067
     ----------------------------------------------------------------------
                                                                  3,604,576
     ----------------------------------------------------------------------
     Consumer Durables -- 1.2%
         13,075 Harley-Davidson, Inc.                               692,844
     ----------------------------------------------------------------------
     Electronics - Instruments -- 0.7%
          9,080 DPL Inc.                                            236,262
          8,990 Jabil Circuit, Inc.*                                183,485
     ----------------------------------------------------------------------
                                                                    419,747
     ----------------------------------------------------------------------
     Electronics - Military -- 2.6%
         12,090 L-3 Communications Holdings, Inc.*                1,544,860
     ----------------------------------------------------------------------
     Electronics - Semiconductors -- 2.8%
         10,920 Exar Corp.*                                         217,744
         18,520 GlobeSpan, Inc.*                                    109,268


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                      SMITH BARNEY MID CAP CORE PORTFOLIO

              SHARES                SECURITY                VALUE
            --------------------------------------------------------
            Electronics - Semiconductors -- 2.8% (continued)
                16,000 Micrel, Inc.*                      $  351,200
                 5,520 Microchip Technology, Inc.*           245,640
                12,340 Semtech Corp.*                        394,633
                10,450 Teradyne Inc.*                        344,328
            --------------------------------------------------------
                                                           1,662,813
            --------------------------------------------------------
            Energy -- 2.0%
                 9,415 Allegheny Energy, Inc.                394,677
                15,800 KeySpan Corp.                         557,740
                 5,160 NSTAR                                 236,328
            --------------------------------------------------------
                                                           1,188,745
            --------------------------------------------------------
            Entertainment -- 0.7%
                11,530 Carnival Corp.                        384,064
            --------------------------------------------------------
            Financial Services -- 3.5%
                19,460 Ambac Financial Group, Inc.+        1,223,255
                11,660 Doral Financial Corp.                 407,400
                 9,000 Investment Technology Group, Inc.*    414,000
            --------------------------------------------------------
                                                           2,044,655
            --------------------------------------------------------
            Foods -- 3.1%
                 7,770 Hain Celestial Group, Inc.*           142,424
                10,840 Hormel Foods Corp.                    267,748
                36,906 Pepsi Bottling Group, Inc.          1,056,988
                 9,510 Performance Food Group Co.            342,930
            --------------------------------------------------------
                                                           1,810,090
            --------------------------------------------------------
            Healthcare - Drugs -- 0.7%
                11,150 Affymetrix, Inc.*                     282,876
                 9,471 Sepracor Inc.*                        119,903
            --------------------------------------------------------
                                                             402,779
            --------------------------------------------------------

            Household Furniture and Apparel -- 1.9%
                13,240 Alberto-Culver Co., Class B Shares   644,788
                11,865 Bed Bath & Beyond Inc.*              441,022
            -------------------------------------------------------
                                                          1,085,810
            -------------------------------------------------------
            Insurance - Brokers -- 2.5%
                19,856 Arthur J. Gallagher & Co.            716,802
                14,740 IPC Holdings, Ltd.*                  502,634
                 4,900 PartnerRe, Ltd.                      264,502
            -------------------------------------------------------
                                                          1,483,938
            -------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002


                      SMITH BARNEY MID CAP CORE PORTFOLIO

     SHARES                        SECURITY                         VALUE
   -------------------------------------------------------------------------
   Insurance - Life -- 1.0%
        6,763 Annuity and Life Re Holdings, Ltd.+                 $  128,362
       11,106 Nationwide Financial Services, Inc., Class A Shares    455,346
   -------------------------------------------------------------------------
                                                                     583,708
   -------------------------------------------------------------------------
   Internet Services -- 1.1%
       34,795 Network Associates, Inc.*                              617,611
   -------------------------------------------------------------------------
   Investment Bankers/Brokers -- 2.1%
       11,465 Capital One Financial Corp.                            686,639
       20,782 Waddell & Reed Financial, Inc., Class A Shares         535,137
   -------------------------------------------------------------------------
                                                                   1,221,776
   -------------------------------------------------------------------------
   Manufacturing -- 8.0%
        8,330 Air Products & Chemicals, Inc.                         400,257
        5,310 American Standard Cos., Inc.*                          396,657
       15,910 Danaher Corp.+                                       1,138,838
       10,090 Engelhard Corp.                                        306,938
       18,210 International Flavors & Fragrances, Inc.               586,362
        7,575 OM Group, Inc.                                         505,631
        9,900 SPX Corp.+                                           1,333,035
   -------------------------------------------------------------------------
                                                                   4,667,718
   -------------------------------------------------------------------------
   Medical Products and Services -- 7.2%
       13,510 Alcon, Inc.*                                           468,122
       10,885 Anthem, Inc.*                                          742,357
        7,480 Gilead Sciences, Inc.*                                 232,778
        9,600 IVAX Corp.                                             113,280
       11,715 Lincare Holdings Inc.*                                 368,788
        5,620 Patterson Dental Co.*                                  259,082
        9,261 Quest Diagnostics Inc.*                                851,364
       13,105 Universal Health Services, Inc., Class B Shares        610,038
       17,122 Zimmer Holdings Inc.*+                                 594,305
   -------------------------------------------------------------------------
                                                                   4,240,114
   -------------------------------------------------------------------------
   Oil - Domestic -- 1.0%
        6,445 Murphy Oil Corp.                                       608,086
   -------------------------------------------------------------------------
   Oil - Gas Drilling and Equipment -- 2.5%
       15,450 Diamond Offshore Drilling, Inc.                        480,804
       14,050 Nabors Industries, Inc.*                               639,978
        9,265 Newfield Exploration Co.*                              350,680
   -------------------------------------------------------------------------
                                                                   1,471,462
   -------------------------------------------------------------------------
   Oil Well Equipment and Services -- 3.4%
       11,040 BJ Services Co.*                                       405,610
        9,540 Cooper Cameron Corp.*                                  523,174


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)  APRIL 30, 2002



                      SMITH BARNEY MID CAP CORE PORTFOLIO

     SHARES                        SECURITY                         VALUE
   -------------------------------------------------------------------------
   Oil Well Equipment and Services -- 3.4% (continued)
       21,000 Weatherford International, Inc.*                    $1,047,270
   -------------------------------------------------------------------------
                                                                   1,976,054
   -------------------------------------------------------------------------
   Pharmaceuticals -- 3.0%
        9,400 Cephalon, Inc.*                                        551,216
        7,495 IDEC Pharmaceuticals Corp.*                            411,850
       10,650 Millennium Pharmaceuticals, Inc.*                      212,574
       10,180 Teva Pharmaceutical Industries Ltd. - Sponsored ADR    570,182
   -------------------------------------------------------------------------
                                                                   1,745,822
   -------------------------------------------------------------------------
   Pipelines -- 0.2%
        7,750 Dynegy Inc., Class A Shares                            139,500
   -------------------------------------------------------------------------
   Real Estate Investment Trusts -- 1.3%
       18,220 IndyMac Bancorp, Inc.                                  460,055
        9,497 The St. Joe Co.                                        292,033
   -------------------------------------------------------------------------
                                                                     752,088
   -------------------------------------------------------------------------
   Retail - Department -- 2.6%
        7,080 Abercrombie & Fitch Co., Class A Shares*               212,400
        9,585 Dollar Tree Stores, Inc.*                              365,572
        5,350 Federated Department Stores, Inc.*                     212,556
        6,530 Nordstrom, Inc.                                        153,194
       13,830 Ross Stores, Inc.                                      561,636
   -------------------------------------------------------------------------
                                                                   1,505,358
   -------------------------------------------------------------------------
   Retail - Specialty -- 2.1%
        1,740 Best Buy Co., Inc.*                                    129,369
        7,815 CDW Computer Centers, Inc.*                            428,262
        9,340 Circuit City Stores Inc.                               201,370
       17,450 Landry's Restaurants, Inc.                             483,365
   -------------------------------------------------------------------------
                                                                   1,242,366
   -------------------------------------------------------------------------
   Services - Commercial and Construction -- 3.3%
        3,860 ARAMARK Corp., Class B Shares*                         106,922
       11,755 Convergys Corp.*                                       325,261
       15,220 Ecolab, Inc.                                           668,310
        6,700 Jacobs Engineering Group, Inc.*                        264,382
        8,460 Raytheon Co.                                           357,858
        5,524 Weight Watchers International, Inc.*                   208,586
   -------------------------------------------------------------------------
                                                                   1,931,319
   -------------------------------------------------------------------------
   Services - Computer Systems -- 4.2%
        3,270 Affiliated Computer Services, Inc., Class A Shares*    176,809
       26,118 The Bisys Group, Inc.*                                 893,236
       17,699 FactSet Research Systems Inc.*                         616,456


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)      APRIL 30, 2002



                      SMITH BARNEY MID CAP CORE PORTFOLIO

  SHARES                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
Services - Computer Systems -- 4.2% (continued)
    10,630 Intuit Inc.*                                                           $   416,483
    12,755 SunGard Data Systems, Inc.*                                                379,589
---------------------------------------------------------------------------------------------
                                                                                    2,482,573
---------------------------------------------------------------------------------------------
Transportation - Services -- 0.3%
     3,370 Expeditors International of Washington, Inc.                               195,022
---------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $45,562,110)                                                   48,920,331
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.6%
$9,705,000 J.P. Morgan Chase & Co., 1.850% due 5/1/02; Proceeds at
            maturity -- $9,705,499; (Fully collateralized by U.S. Treasury Notes,
            Bonds and Strips, 0.000% to 12.000% due 5/15/02 to 8/15/28;
            Market value -- $9,996,178) (Cost -- $9,705,000)                        9,705,000
---------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $55,267,110**)                                                $58,625,331
---------------------------------------------------------------------------------------------

* Non-income producing security.
+ A portion of this security has been segregated for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)      APRIL 30, 2002


                                                               Smith Barney    Smith Barney
                                                             Aggressive Growth Mid Cap Core
                                                                 Portfolio      Portfolio
-------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $516,430,424 and
   $45,562,110, respectively)                                  $420,817,850    $48,920,331
  Repurchase agreements, at value (Cost -- $41,058,000
   and $9,705,000, respectively)                                 41,058,000      9,705,000
  Cash                                                                  508            604
  Receivable for Fund shares sold                                        --        257,820
  Dividends and interest receivable                                  25,629         26,616
  Receivable from broker -- variation margin                             --         91,850
  Other receivables                                                  61,715          5,910
------------------------------------------------------------------------------------------
  Total Assets                                                  461,963,702     59,008,131
------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                4,281,622             --
  Management fees payable                                           334,397         39,688
  Accrued expenses                                                   71,809         26,332
------------------------------------------------------------------------------------------
  Total Liabilities                                               4,687,828         66,020
------------------------------------------------------------------------------------------
Total Net Assets                                               $457,275,874    $58,942,111
------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                  $        411    $        48
  Capital paid in excess of par value                           557,779,206     59,609,662
  Undistributed (overdistributed) net investment income          (1,127,447)        16,087
  Accumulated net realized loss from security transactions
   and futures contracts                                         (3,763,722)    (4,085,482)
  Net unrealized appreciation (depreciation) of investments
   and futures contracts                                        (95,612,574)     3,401,796
------------------------------------------------------------------------------------------
Total Net Assets                                               $457,275,874    $58,942,111
------------------------------------------------------------------------------------------
Shares Outstanding                                               41,102,275      4,836,888
------------------------------------------------------------------------------------------
Net Asset Value                                                      $11.13         $12.19
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF OPERATIONS (UNAUDITED)


For the Six Months Ended April 30, 2002

                                                               Smith Barney    Smith Barney
                                                             Aggressive Growth Mid Cap Core
                                                                 Portfolio      Portfolio
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                     $    346,706    $    59,670
  Dividends                                                         376,278        114,029
  Less: Foreign withholding tax                                     (11,821)          (352)
-----------------------------------------------------------------------------------------
  Total Investment Income                                           711,163        173,347
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                        1,752,412        176,404
  Shareholder communications                                         43,116          4,164
  Audit and legal                                                    20,056          8,428
  Shareholder and system servicing fees                               8,315         11,155
  Custody                                                             7,532         11,294
  Directors' fees                                                     4,958          1,732
  Other                                                               2,221          2,086
-----------------------------------------------------------------------------------------
  Total Expenses                                                  1,838,610        215,263
-----------------------------------------------------------------------------------------
Net Investment Loss                                              (1,127,447)       (41,916)
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
(NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)       (3,461,343)    (2,739,438)
   Futures contracts                                                     --        687,927
-----------------------------------------------------------------------------------------
  Net Realized Loss                                              (3,461,343)    (2,051,511)
-----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Futures Contracts:
   Beginning of period                                          (47,333,632)    (3,049,032)
   End of period                                                (95,612,574)     3,401,796
-----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
   (Depreciation)                                               (48,278,942)     6,450,828
-----------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Futures Contracts            (51,740,285)     4,399,317
-----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations              $(52,867,732)   $ 4,357,401
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    22 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001


 Smith Barney Aggressive Growth Portfolio               2002          2001
 ------------------------------------------------------------------------------
 OPERATIONS:
  Net investment loss                               $ (1,127,447) $ (1,069,323)
  Net realized loss                                   (3,461,343)     (302,379)
  Increase in net unrealized depreciation            (48,278,942)  (53,399,733)
 -----------------------------------------------------------------------------
  Decrease in Net Assets From Operations             (52,867,732)  (54,771,435)
 -----------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                   151,735,809   251,837,613
  Net assets of shares issued in connection with
    the transfer of CitiSelect VIP Folio 400
    Growth and CitiSelect VIP Folio 500 Growth
    Plus Portfolios' net assets (Note 8)                      --    10,290,400
  Cost of shares reacquired                           (7,886,016)   (5,615,652)
 -----------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
    Transactions                                     143,849,793   256,512,361
 -----------------------------------------------------------------------------
 Increase in Net Assets                               90,982,061   201,740,926
 NET ASSETS:
  Beginning of period                                366,293,813   164,552,887
 -----------------------------------------------------------------------------
  End of period*                                    $457,275,874  $366,293,813
 -----------------------------------------------------------------------------
 * Includes accumulated net investment loss of:      $(1,127,447)           --
 -----------------------------------------------------------------------------


                      See Notes to Financial Statements.


    23 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2002 (unaudited) and the Year Ended October 31, 2001



              Smith Barney Mid Cap
              Core Portfolio                                  2002         2001
              ----------------------------------------------------------------------
              OPERATIONS:
               Net investment income
                 (loss)                                   $   (41,916)  $    60,366
               Net realized loss                           (2,051,511)   (1,985,178)
               Increase (decrease) in
                 net unrealized
                 appreciation                               6,450,828    (5,169,460)
              ----------------------------------------------------------------------
               Increase (Decrease) in
                 Net Assets From
                 Operations                                 4,357,401    (7,094,272)
              ----------------------------------------------------------------------
              DISTRIBUTIONS TO
              SHAREHOLDERS FROM:
               Net investment income                               --       (64,018)
              ----------------------------------------------------------------------
               Decrease in Net Assets
                 From
                 Distributions to
                  Shareholders                                     --       (64,018)
              ----------------------------------------------------------------------
              FUND SHARE TRANSACTIONS
              (NOTE 9):
               Net proceeds from sale
                 of shares                                 20,866,663    28,867,129
               Net asset value of
                 shares issued for
                 reinvestment
                 of dividends                                      --        64,018
               Cost of shares
                 reacquired                                  (657,573)   (4,895,141)
              ----------------------------------------------------------------------
               Increase in Net Assets
                 From Fund Share
                 Transactions                              20,209,090    24,036,006
              ----------------------------------------------------------------------
              Increase in Net Assets                       24,566,491   16,877,716
              NET ASSETS:
               Beginning of period                         34,375,620    17,497,904
              ----------------------------------------------------------------------
               End of period*                             $58,942,111   $34,375,620
              ----------------------------------------------------------------------
              * Includes undistributed
               net investment income
               of:                                            $16,087      $58,003
              ----------------------------------------------------------------------



                      See Notes to Financial Statements.


    24 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Strategic Bond, formerly known as Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when


    25 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Smith Barney Aggressive Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Smith Barney Aggressive Growth Portfolio a portion of accumulated net investment loss amounting to $1,069,323, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager of the Smith Barney Aggressive Growth Portfolio ("SBAG") and Smith Barney Mid Cap Core Portfolio ("SBMCC"). SBAG and SBMCC pay SBFM a management fee calculated at the annual rates of 0.80% and 0.75%, respectively, of the average daily net assets of each Portfolio.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended April 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.


    26 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the six months ended April 30, 2002, SSB received brokerage commissions totaling $1,374.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                           Smith Barney    Smith Barney
                                         Aggressive Growth Mid Cap Core
                                             Portfolio      Portfolio
-----------------------------------------------------------------------
Purchases                                  $140,702,663    $33,308,701
----------------------------------------------------------------------
Sales                                         9,806,492     18,327,144
----------------------------------------------------------------------

At April 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                           Smith Barney    Smith Barney
                                         Aggressive Growth Mid Cap Core
                                             Portfolio      Portfolio
-----------------------------------------------------------------------
Gross unrealized appreciation              $  33,476,785   $ 6,139,611
Gross unrealized depreciation               (129,089,359)   (2,781,390)
----------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)                            $ (95,612,574)  $ 3,358,221
----------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 2002, the Portfolios did not have any securities on loan.



    27 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2002, SBMCC had the following open futures contracts:

                       # of                 Basis      Market   Unrealized
                     Contracts Expiration   Value      Value       Gain
--------------------------------------------------------------------------
Purchased Contracts:
S&P MidCap 400          22        6/02    $5,883,775 $5,927,350  $43,575
--------------------------------------------------------------------------

6. Option Contracts

SBMCC may from time to time enter into purchased call or put option contracts as well as write covered call option contracts.

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the


    28 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When the Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended April 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

7. Capital Loss Carryforward

At October 31, 2001, SBAG and SBMCC had, for Federal income tax purposes, a capital loss carryforward of approximately $302,000 and $1,584,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                   2008      2009
                            ------------------------
                            SBAG       -- $  302,000
                            ------------------------
                            SBMCC $43,000  1,541,000
                            ------------------------


    29 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

8. Transfer of Net Assets

On April 20, 2001, the Smith Barney Aggressive Growth Portfolio (''Portfolio'') acquired the assets and liabilities of the CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus ("CitiSelect Portfolios") pursuant to a plan of reorganization approved by CitiSelect shareholders. Total shares issued by the Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Portfolio on the date of the transfer are as follows:

                                                               Total Net Assets
Acquired                                       Shares Issued   of the CitiSelect Total Net Assets
CitiSelect Portfolios                         by the Portfolio    Portfolios     of the Portfolio
-------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 400 Growth                   549,889         $7,555,473       $267,865,156
CitiSelect VIP Folio 500 Growth Plus              199,048          2,734,927        267,865,156
------------------------------------------------------------------------------------------------

Total net assets of the Portfolio immediately after the transfer were $278,155,556. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Shares

At April 30, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                           Six Months Ended     Year Ended
                                            April 30, 2002   October 31, 2001
  ---------------------------------------------------------------------------
  Smith Barney Aggressive Growth Portfolio
  Shares sold                                    12,016,528     18,509,389
  Net asset value of shares issued in
   connection with the transfer of
   CitiSelect VIP Folio 400 Growth and
   CitiSelect VIP Folio 500 Growth Plus
   Portfolios' net assets (Note 8)                       --        748,937
  Shares reacquired                                (652,847)      (471,206)
  ---------------------------------------------------------------------------
  Net Increase                                   11,363,681     18,787,120
  ---------------------------------------------------------------------------
  Smith Barney Mid Cap Core Portfolio
  Shares sold                                     1,717,895      2,318,224
  Shares issued on reinvestment                          --          4,592
  Shares reacquired                                 (54,151)      (380,039)
  ---------------------------------------------------------------------------
  Net Increase                                    1,663,744      1,942,777
  ---------------------------------------------------------------------------


    30 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Aggressive Growth Portfolio              2002/(1)/       2001 2000/(2)(3)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $12.32       $15.03      $10.00
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                                  (0.03)       (0.05)      (0.03)
 Net realized and unrealized gain (loss)              (1.16)       (2.66)       5.07
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (1.19)       (2.71)       5.04
-------------------------------------------------------------------------------------
Less Distributions From:
 Capital                                                 --           --       (0.01)
-------------------------------------------------------------------------------------
Total Distributions                                      --           --       (0.01)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $11.13       $12.32      $15.03
-------------------------------------------------------------------------------------
Total Return                                          (9.66)%++   (18.03)%     50.41%
-------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $457,276     $366,294    $164,553
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                         0.85%+       0.84%       0.99%
 Net investment loss                                  (0.52)+      (0.40)      (0.21)
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   2%           3%          0%
-------------------------------------------------------------------------------------

(1)  For the six months ended April 30, 2002 (unaudited).
(2) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(3) Per share amounts have been calculated using the monthly average shares method.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

    31 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

   Smith Barney Mid Cap Core Portfolio         2002/(1)/      2001 2000/(2)/
   -------------------------------------------------------------------------
   Net Asset Value, Beginning of Period        $10.83     $14.22    $10.00
   -----------------------------------------------------------------------
   Income (Loss) From Operations:
     Net investment income (loss)/(3)/          (0.01)      0.02      0.06
     Net realized and unrealized gain (loss)     1.37      (3.36)     4.17
   -----------------------------------------------------------------------
   Total Income (Loss) From Operations           1.36      (3.34)     4.23
   -----------------------------------------------------------------------
   Less Distributions From:
     Net investment income                         --      (0.05)    (0.01)
   -----------------------------------------------------------------------
   Total Distributions                             --      (0.05)    (0.01)
   -----------------------------------------------------------------------
   Net Asset Value, End of Period              $12.19     $10.83    $14.22
   -----------------------------------------------------------------------
   Total Return                                 12.56%++  (23.56)%   42.36%
   -----------------------------------------------------------------------
   Net Assets, End of Period (000s)           $58,942    $34,376   $17,498
   -----------------------------------------------------------------------
   Ratios to Average Net Assets:
     Expenses/(3)(4)/                            0.92%+     0.95%     0.95%
     Net investment income (loss)               (0.18)+     0.25      0.72
   -----------------------------------------------------------------------
   Portfolio Turnover Rate                         45%        45%       61%
   -----------------------------------------------------------------------

(1) For the six months ended April 30, 2002 (unaudited).
(2) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(3) The manager has agreed to waive a portion of its management fee for the year ended October 31, 2001 and the period ended October 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                             Per Share Decreases to   Expense Ratios
                             Net Investment Income  Without Fee Waivers
                             -------------------    -----------------
        2001                         $0.00*                0.96%
        2000                          0.04                 1.46

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    32 Travelers Series Fund Inc. | 2002 Semi-Annual Report to Shareholders

TRAVELERS SERIES
FUND INC.


                 DIRECTORS               INVESTMENT MANAGER
                 A.E. Cohen              Smith Barney Fund
                 Robert A. Frankel        Management LLC
                 Michael Gellert
                 Rainer Greeven          CUSTODIAN
                 Susan M. Heilbron       State Street Bank and
                 Heath B. McLendon,       Trust Company
                  Chairman
                                         ANNUITY
                 Victor K. Atkins,       ADMINISTRATION
                   Emeritus              Travelers Annuity
                                         Investor Services
                 OFFICERS                5 State House Square
                 Heath B. McLendon       1 Tower Square
                 President and           Hartford, CT 06183
                 Chief Executive Officer

                 Lewis E. Daidone
                 Senior Vice President
                 and Treasurer

                 Richard A. Freeman
                 Vice President

                 Lawrence B. Weissman
                 Vice President

                 Christina T. Sydor
                 Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004



  Salomon Smith Barney
  A member of the Citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0896 6/02